UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
Alteon Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☑	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies: Common Stock, $0.01 par value per share

2)	Aggregate number of securities to which transaction applies: 37,399,065

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

$0.1950 — Average of high and low prices reported on June 2, 2006

4)	Proposed maximum aggregate value of transaction: $7,292,817.68

5)	Total fee paid: $1,458.56

☑	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No:

3)	Filing party:

4)	Date Filed:

Alteon Inc.
6 Campus Drive
Parsippany, NJ 07054
(201) 934-5000
MERGER PROPOSED — YOUR VOTE IS VERY IMPORTANT
      The board of directors of Alteon Inc. has agreed to a merger of Alteon and HaptoGuard, Inc. We believe the combined company will be able to create substantially more stockholder value than could be achieved by the companies individually.
      It is presently expected that HaptoGuard stockholders and warrant holders will receive an aggregate of 37,399,065 shares of Alteon common stock. The aggregate number of shares of Alteon common stock to be issued and transferred for the outstanding HaptoGuard common stock and outstanding warrants will not be adjusted based upon changes in the value of these shares. It is presently expected that each holder of a HaptoGuard common share would receive 3,521 shares of Alteon common stock. The exchange ratios are subject to adjustment depending upon the number of outstanding shares and warrants to purchase HaptoGuard common stock at the effective time of the merger. For a more detailed discussion of the exchange ratios, see “The Merger — The Merger Agreement — Merger Consideration” on page I-52. Alteon common stock is currently listed on the American Stock Exchange under the symbol “ALT.”
      Based upon the outstanding shares of Alteon common stock on June 9, 2006 and HaptoGuard’s outstanding shares of common stock and warrants on June 9, 2006, HaptoGuard stockholders will own approximately 31.37% of Alteon’s then outstanding common stock after we complete the merger. Based upon the fully-diluted capitalization of Alteon and HaptoGuard on June 9, 2006, immediately following the completion of the merger, HaptoGuard security holders would own approximately 28.93% of the combined company assuming (i) shares of Alteon common stock outstanding following the cash exercise of all outstanding Alteon warrants and stock options and (ii) shares of Alteon common stock outstanding following the cash exercise of all HaptoGuard stock options assumed by Alteon at the closing of the merger. Genentech, Inc., an Alteon stockholder and party to the merger agreement, would own approximately 11.99% of the combined company after the merger.
      We are asking stockholders of Alteon to approve the merger and merger agreement and the issuance of shares of Alteon common stock and the transfer and conversion of shares of Alteon common stock contemplated thereby. In addition, in order to effect the conversion of shares contemplated by the merger agreement, we are asking Alteon stockholders will be asked to approve an amendment to the Certificate of Designation of the Series G Preferred Stock and an amendment to the Certificate of Designation of the Series H Preferred Stock. Further, we are asking Alteon stockholders to approve an amendment to Alteon’s 2005 Stock Plan to reserve additional shares of Alteon common stock for issuance thereunder. As this will be our annual meeting of stockholders, Alteon stockholders will also be asked to vote on Alteon director nominees and to ratify the selection of J.H. Cohn LLP as Alteon’s independent registered public accounting firm.
      We cannot complete the merger unless HaptoGuard stockholders adopt the merger and the merger agreement, and Alteon stockholders approve (i) the merger and the merger agreement and (ii) the amendment to the Certificate of Designation of the Series G Preferred Stock and the amendment to the Certificate of Designation of the Series H Preferred Stock in order to effect the conversion of shares contemplated by the merger agreement.
      This Proxy Statement provides you with detailed information concerning Alteon, HaptoGuard and the merger. Please give all of the information contained in the Proxy Statement your careful attention. In particular, you should carefully consider the discussion in the section entitled “Risk Factors” beginning on page I-20 of this Proxy Statement.

      The date, time and place of the Alteon annual meeting is:
July 19, 2006
10:00 a.m., Eastern Time
The Hanover Marriott
1401 Route 10 East
Whippany, New Jersey 07981

/s/ KENNETH I. MOCH

Kenneth I. Moch
Chairman of the Board
President and Chief Executive Officer
Alteon Inc.
      NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORS HAVE APPROVED OR DISAPPROVED THE ALTEON COMMON STOCK TO BE ISSUED IN THE MERGER OR DETERMINED WHETHER THIS PROXY STATEMENT IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
      This Proxy Statement is dated June 22, 2006 and is first being mailed to stockholders on or around June 26, 2006.
      Alteon will provide you with copies of important information about Alteon from documents filed with the SEC that are not included in or delivered with this Proxy Statement, free of charge, upon request to:
Alteon Inc.
6 Campus Drive
Parsippany, NY 07054
Attention: Investor Relations
Telephone: (201) 934-5000
      In order to receive timely delivery of the documents before the Alteon annual meeting, you should make your request no later than July 5, 2006.
      Please also see “Where You Can Find More Information” on page VIII-1.

HaptoGuard, Inc.
Park 80 West, Plaza II
Suite 200
Saddle Brook, NJ 07663
(201) 947-1270
MERGER PROPOSED — YOUR VOTE IS VERY IMPORTANT
      HaptoGuard, Inc. and Alteon Inc. have entered into an agreement and plan of merger pursuant to which Alteon intends to acquire HaptoGuard by way of a merger.
      It is presently expected that HaptoGuard stockholders and warrant holders will receive an aggregate of 37,399,065 shares of Alteon common stock. The aggregate number of shares of Alteon common stock to be issued and transferred for the outstanding HaptoGuard common stock and outstanding warrants will not be adjusted based upon changes in the value of these shares. It is presently expected that each holder of a HaptoGuard common share would receive 3,521 shares of Alteon common stock. The exchange ratios are subject to adjustment depending upon the number of outstanding shares and warrants to purchase HaptoGuard common stock at the effective time of the merger. For a more detailed discussion of the exchange ratios, see “The Merger — The Merger Agreement — Merger Consideration” on page I-52. Alteon common stock is currently listed on the American Stock Exchange under the symbol “ALT.”
      Based upon the outstanding shares of Alteon common stock on June 9, 2006 and HaptoGuard’s outstanding shares of common stock and warrants on June 9, 2006, immediately following the completion of the merger, HaptoGuard stockholders will own approximately 31.37% of Alteon’s then outstanding common stock. Based upon the fully-diluted capitalization of Alteon and HaptoGuard on June 9, 2006, immediately following the merger HaptoGuard security holders would own 28.93% of the combined company assuming (i) shares of Alteon common stock outstanding following the cash exercise of all outstanding Alteon warrants and stock options and (ii) shares of Alteon common stock outstanding following the cash exercise of all HaptoGuard stock options assumed by Alteon at the closing of the merger. Genentech, Inc., an Alteon stockholder and party to the merger agreement, would own 11.99% of the combined company after the merger.
      We are asking stockholders of HaptoGuard to adopt the merger and the merger agreement at a special meeting of HaptoGuard stockholders. We cannot complete the merger unless HaptoGuard stockholders adopt the merger and the merger agreement, and Alteon stockholders approve (i) the merger and the merger agreement and (ii) the amendment to the Certificate of Designation of the Series G Preferred Stock and the amendment to the Certificate of Designation of the Series H Preferred Stock in order to effect the conversion of Alteon shares contemplated by the merger agreement.
      The date, time, and place of the HaptoGuard special meeting is:
July 18, 2006
10 a.m. Eastern Time
Park 80 West, Plaza II
Suite 200
Saddle Brook, NJ 07663
      This Proxy Statement provides you with detailed information concerning Alteon, HaptoGuard and the merger. Please give all of the information contained in the Proxy Statement your careful attention. In particular, you should carefully consider the discussion in the section entitled “Risk Factors” beginning on page I-20 of this Proxy Statement.

By:	/s/ Noah Berkowitz

Name: Noah Berkowitz
Title: President and Chief Executive Officer
      NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORS HAVE APPROVED OR DISAPPROVED THE ALTEON COMMON STOCK TO BE ISSUED IN THE MERGER OR DETERMINED WHETHER THIS PROXY STATEMENT IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      This Proxy Statement is dated June 22, 2006 and is first being mailed to stockholders on or around June 26, 2006.
      THIS PROXY STATEMENT IS NOT AN OFFER TO SELL SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.
      Alteon will provide you with copies of important information about Alteon from documents filed with the SEC that are not included in or delivered with this Proxy Statement, free of charge, upon request to:
Alteon Inc.
6 Campus Drive
Parsippany, NY 07054
Attention: Investor Relations
Telephone: (201) 934-5000
      In order to receive timely delivery of the documents before the Alteon annual meeting, you should make your request no later than July 5, 2006.
      Please also see “Where You Can Find More Information” on page VIII-1.

Alteon Inc.
6 Campus Drive
Parsippany, NJ 07054
(201) 934-5000
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF
ALTEON INC.
To Be Held on July 19, 2006
To the Stockholders of Alteon Inc.:
      The annual meeting of stockholders of Alteon Inc. will be held on July 19, 2006, at 10:00 a.m., Eastern Time, at The Hanover Marriott, 1401 Route 10 East, Whippany, New Jersey 07981 for the following purposes:

1. To approve the merger, the Agreement and Plan of Merger, dated as of April 19, 2006, by and among Alteon Inc., HaptoGuard, Inc., Alteon Merger Sub, Inc., and Genentech, Inc., and the issuance of shares, transfer and conversion of shares contemplated thereby, as described in the attached Proxy Statement;

2. To consider and vote upon an adjournment of the annual meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1;

3. To consider and vote upon a proposal to amend Alteon’s Certificate of Designation of Series G Preferred Stock, as described in the attached Proxy Statement, in order to, among other related technical changes, change the written notice requirements to Alteon for conversion of the preferred stock in order to allow for the conversion pursuant to the merger agreement;

4. To consider and vote upon a proposal to amend Alteon’s Certificate of Designation of Series H Preferred Stock, as described in the attached Proxy Statement, in order to, among other related technical changes, change the written notice requirements to Alteon for conversion of the preferred stock in order to allow for the conversion pursuant to the merger agreement;

5. To elect two directors to hold office until the completion of the merger or, in the event the merger is not completed, until the 2009 Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

6. To reserve an additional 5,000,000 shares of common stock for issuance under Alteon’s 2005 Stock Plan in order to continue to meet the hiring needs for the upcoming year;

7. To ratify the appointment of J.H. Cohn LLP as the independent registered public accounting firm of Alteon for the fiscal year ending December 31, 2006; and

8. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
      Only stockholders of record at the close of business on June 9, 2006 are entitled to vote at the meeting or any adjournment or postponement thereof. Only stockholders or their proxy holders and Alteon guests may attend the meeting. A complete list of those stockholders entitled to vote will be kept at the principal executive offices of Alteon, 6 Campus Drive, Parsippany, NJ 07054 for a period of ten days prior to the meeting.
      Your vote is important. The affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Alteon annual meeting is required for approval of Proposal No. 1 regarding the merger agreement and issuance of shares of Alteon common stock in the merger. The affirmative vote of the holders of a majority of the votes cast in person or by proxy at the annual meeting is required for approval of Proposal No. 2 regarding an adjournment of the annual meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1. The affirmative vote of the holders of a majority of the voting power of the shares of Alteon common stock outstanding on the record date for the Alteon annual meeting, as well as the affirmative vote of the holders of two-thirds of the voting power of the shares of Alteon Series G Preferred Stock outstanding on the record date and the affirmative vote of the holders of two-thirds of the voting power of the shares of Alteon Series H Preferred Stock outstanding on the record date, respectively, is required for approval of Proposal No. 3 and Proposal No. 4, respectively, regarding the amendment of Alteon’s certificates of designation. The affirmative vote of the holders of a plurality of the votes cast in person or by proxy at the Alteon annual meeting is required for approval of Proposal No. 5 regarding the election of directors. The affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Alteon annual meeting is required for approval of Proposal No. 6 regarding the amendment to the Alteon 2005 Stock Plan. The affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Alteon annual meeting is required for approval of Proposal No. 7 regarding the ratification of auditors. You are urged to attend the annual meeting in person, but if you are unable to do so, the board of directors would appreciate the prompt return of the enclosed proxy card, dated and signed, or, if your proxy card or voting instruction form so indicates, your prompt vote electronically via the Internet or telephone. We strongly encourage you to vote electronically if you have that option.

/s/ Kenneth I. Moch

Name: Kenneth I. Moch
Title: Secretary
June 22, 2006

HaptoGuard, Inc.
Park 80 West, Plaza II
Suite 200
Saddle Brook, NJ 07663
(201) 947-1270
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS OF
HAPTOGUARD, INC.
To Be Held on July 18, 2006
To the Stockholders of HaptoGuard Inc.:
      A special meeting of stockholders of HaptoGuard Inc. will be held on July 18, 2006, at 10:00 a.m. Eastern Time at Park 80 West, Plaza II, Suite 200, Saddle Brook, NJ 07663, (201) 947-1270, for the following purposes:

1. To consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of April 19, 2006, by and among Alteon Inc., HaptoGuard, Alteon Merger Sub, Inc., and Genentech, Inc. as described in the attached Proxy Statement;

2. To consider and vote upon an adjournment of the special meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1; and

3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
      Only stockholders of record at the close of business on June 27, 2006 may vote at the special meeting or any adjournment or postponement thereof. A list of stockholders entitled to vote will be kept at HaptoGuard, Inc. Park 80 West, Plaza II, Suite 200, Saddle Brook, NJ 07663, (201) 947-1270, for ten days before the special meeting.
Please do not send any certificates for your stock at this time.
      Your vote is important. The affirmative vote of the holders of a majority of the shares of HaptoGuard common stock outstanding on the record date for the HaptoGuard special meeting is required for approval of Proposal No. 1 regarding adoption of the merger agreement. The affirmative vote of the holders of a majority of the votes cast in person or by proxy at the HaptoGuard special meeting is required to approve Proposal No. 2 regarding an adjournment of the special meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1. You are urged to attend the special meeting in person, but if you are unable to do so, the board of directors would appreciate the prompt return of the enclosed proxy card, dated and signed, or, if your proxy card or voting instruction form so indicates, your prompt vote by telephone. If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as a vote in favor of the adoption of the merger agreement and an adjournment of the HaptoGuard special meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1. If you fail to return your proxy card or vote by telephone, the effect will be a vote against the adoption of the merger agreement and your shares will not be counted for purposes of determining whether a quorum is present at the HaptoGuard special meeting. If you do attend the HaptoGuard special meeting and wish to vote in person, you may withdraw your proxy and vote in person.

/s/ Noah Berkowitz

Name: Noah Berkowitz
Title: Secretary
June 22, 2006

CHAPTER ONE — THE MERGER
SUMMARY
      This summary highlights selected information from this Proxy Statement and may not contain all of the information that is important to you. To understand the merger fully and for a more complete description of the legal terms of the merger, you should read this Proxy Statement and the documents we have referred you to carefully. See “Chapter Eight — Additional Information for Stockholders — Where You Can Find More Information.”
The Companies
Alteon Inc.
6 Campus Drive
Parsippany, NY 07054
Attention: Investor Relations
Telephone: (201) 934-5000
      Alteon is a product-based biopharmaceutical company engaged in the development of small molecule drugs to treat and prevent cardiovascular diseases and other diseases associated with aging and diabetes. Alteon has identified promising product candidates that it believes represent novel potential approaches to some of the largest pharmaceutical markets. It has advanced one of these products into Phase 2 clinical trials.
HaptoGuard Corporation
Park 80 West, Plaza II
Suite 200
Saddle Brook, NJ 07663
Telephone: (201) 947-1270
      HaptoGuard, Inc. is a biopharmaceutical company developing and commercializing therapeutics for inflammatory diseases, particularly those that are present as a consequence of elevated oxidized lipids in the blood. HaptoGuard’s portfolio includes orally bioavailable, organoselenium mimics of glutathione peroxidase that metabolize lipid peroxides. Its lead compound, ALT-2074, is in Phase 2 clinical trials. HaptoGuard also controls rights to a diagnostic assay that identifies the large subset of diabetic patients at highest risk for cardiovascular complications, because of a defect in oxidized lipid metabolism that results in increased cardiovascular inflammation.
Reasons for the Merger
      Alteon and HaptoGuard are proposing the merger because, among other things, the companies believe that combining the products and technologies of the two companies will result in an increased ability of the companies to raise capital to continue product development and to offer a broader range of products. The companies have complementary product platforms in the areas of cardiovascular diseases, diabetes and other inflammatory diseases.
Factors Considered by and Recommendation of, the Alteon Board of Directors (see page I-35)
      The Alteon board of directors approved the merger based on a number of factors, including, among other factors, the following:

•	The ability of Alteon’s stockholders to continue to participate in the growth of the business conducted by Alteon and HaptoGuard after the completion of the merger;

•	Anticipated improvements in the ability to raise capital;

•	The strategic fit between Alteon and HaptoGuard in the cardiovascular and diabetes arenas;

•	The synergy of the board of directors and the management of the combined company;

•	Anticipated synergies to be achieved by combining the management of the development and commercialization of HaptoGuard and Alteon products;

•	The likelihood that the combined company will have better opportunities for future growth and increase the likelihood of successful commercialization of HaptoGuard and Alteon products; and

•	The potential to improve Alteon’s strategic position in the potential markets it may serve.
Factors Considered by, and Recommendation of, the HaptoGuard Board of Directors (see page I-37)
      The HaptoGuard board of directors approved the merger based on a number of factors, including, among other factors, the following:

•	Anticipated improvements in the ability to raise capital;

•	The belief that the merger represented the best value reasonably available to HaptoGuard’s stockholders for their shares of HaptoGuard;

•	The likelihood that the combined company will have better opportunities for future growth by increasing the number of potential candidates;

•	The ability of HaptoGuard’s stockholders to continue to participate in the growth of the business conducted by Alteon and HaptoGuard after the completion of the merger;

•	The strategic fit between Alteon and HaptoGuard in the cardiovascular and diabetes arenas;

•	The importance of scale in the increasingly competitive market environments in which both Alteon and HaptoGuard operate; and

•	The belief that the combined company will be able to better develop and commercialize its products.
Recommendations to Stockholders
Recommendation of Alteon’s Board of Directors (see page I-37):
      The Alteon board of directors believes that the terms of the merger are fair to you and in your best interest and recommends that you vote FOR the merger and the merger agreement and the issuance of the shares and the transfer and conversion of shares contemplated thereby, FOR adjournment of the special meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the merger and the merger agreement and the issuance of the shares and the transfer and conversion of shares contemplated thereby, FOR an amendment to the Certificate of Designation of the Series G Preferred Stock, FOR an amendment to the Certificate of Designation of the Series H Preferred Stock, FOR the election of two directors to hold office until the completion of the merger or, in the event the merger is not completed, until the 2009 Annual Meeting of Stockholders and until their successors have been duly elected and qualified, FOR an amendment to the Alteon 2005 Stock Plan to reserve additional shares of Alteon common stock for issuance thereunder and FOR ratification of J.H. Cohn LLP as the independent registered public accounting firm of Alteon.
Recommendation of HaptoGuard’s Board of Directors (see page I-37):
      The HaptoGuard board of directors believes that the merger is fair to you and in your best interest and recommends that you vote FOR the adoption of the merger and the merger agreement and FOR adjournment of the special meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of adoption of the merger agreement.
Restructuring of Genentech’s Preferred Stock Position in Alteon
      As of March 31, 2006, Genentech owned 1,418.41 shares of Alteon’s Series G Preferred Stock and 4,260.52 shares of Alteon’s Series H Preferred Stock. On the basis of the trading price of Alteon common stock on March 31, 2006, such shares are convertible into 222,702,745.10 shares of common stock of Alteon, which would be approximately 79.3% of the outstanding shares of Alteon common stock as of March 31, 2006.
      As part of the merger, Genentech will:

•	convert a portion of its existing preferred Alteon stock to 13,492,349 shares of Alteon common stock, which number when combined with prior shares owned would represent approximately 11.99% of the combined company after completion of the merger;

•	transfer to HaptoGuard shareholders a portion of Genentech’s preferred stock, which when converted to common stock equals approximately $3.5 million in Alteon common stock;

•	transfer to Alteon the remaining Alteon preferred stock it holds, which will be cancelled;

•	as consideration for the conversion, transfer and cancellation of Alteon preferred stock by Genentech, receive from the combined company certain milestone payments and royalties on net sales of alagebrium, Alteon’s lead compound, as well as a right of first negotiation on ALT-2074, HaptoGuard’s lead compound. This restructuring reduces Genentech’s ownership of Alteon and removes the substantial liquidation preference of Genentech’s stock which we anticipate will remove an impediment to future financings of the combined company.
Risks Relating to the Merger (see page I-20)
      In evaluating the adoption of the merger agreement or the issuance of shares of Alteon in the merger, you should carefully read this Proxy Statement and especially consider the factors discussed in the section titled “Risk Factors,” starting on page I-20, for a description of risks relating to the merger, the combined company’s businesses, and the Alteon common stock.
The Merger Agreement(see page I-52)
      The merger agreement is attached as Annex A to this Proxy Statement. You should read the merger agreement as it is the legal document that governs the merger.
Merger Consideration (see page I-52)
      At the effective time of the merger:

•	Genentech will convert a portion of the Alteon preferred stock that it holds into shares of Alteon common stock, such that the number of such shares of Alteon common stock to be issued will, when added to the shares of Alteon common stock already owned by Genentech, equal 19.99% of Alteon’s outstanding common stock, as calculated after the conversion of such Alteon preferred stock but prior to (i) the issuance of shares of Alteon common stock in connection with the merger; (ii) the issuance of Alteon common stock and warrants in connection with the $2.6 million financing which occurred immediately after signing of the merger agreement; and (iii) the conversion of Alteon preferred stock to be transferred to HaptoGuard in connection with the merger as described below;

•	Genentech will transfer to HaptoGuard a portion of Alteon preferred stock held by it, in such an amount that will convert to a number of shares of Alteon common stock, in accordance with the terms of Alteon’s certificate of incorporation and the terms of the merger agreement equal in value to $3,500,000 (the value of the price per share of the Alteon common stock being equal to $0.2353, based on the 20-trading day volume-weighted average price of the per share selling prices on the American Stock Exchange for the period immediately preceding the signing of the merger agreement);

•	Genentech will transfer to Alteon all of the remaining shares of Alteon preferred stock held by Genentech which are not either converted or transferred, and such shares of Alteon preferred stock shall be canceled and retired without payment of any consideration therefor other than pursuant to the terms of the merger agreement and cease to be outstanding;

•	every share of HaptoGuard common stock issued and outstanding immediately prior to the effective time of the merger (other than the dissenting shares) shall be converted into the right to receive a number of shares of Alteon common stock equal to the quotient of (i) the sum of (x) a number of shares of Alteon common stock to be issued by Alteon to HaptoGuard stockholders at the effective time with a value of $5.3 million, which we refer to as the Alteon Shares, plus (y) the number of shares of Alteon common stock to be issued pursuant to the transfer of shares by Genentech to HaptoGuard as noted above, the market value of (x) and (y) to be equal to $8,800,000, divided by (ii) the sum of (x) the number of outstanding shares of HaptoGuard common stock at the effective time, and (y) the number of Share Equivalents (as defined below). This quotient is referred to as the exchange ratio; and

•	each share of HaptoGuard common stock held in the treasury of HaptoGuard and each share of HaptoGuard common stock owned by Alteon or by any direct or indirect wholly-owned subsidiary of HaptoGuard or Alteon immediately prior to the effective time shall, by virtue of the merger and without any action on the part of the holder thereof, cease to be outstanding, be canceled and retired without payment of any consideration therefor other than pursuant to the terms of the merger agreement and cease to exist.
      In consideration of the conversion, transfer and cancellation of shares by Genentech, Genentech will receive from the combined company certain milestone payments and royalties on net sales of alagebrium, Alteon’s lead compound, as well as a right of first negotiation on ALT-2074, HaptoGuard’s lead compound.
      Alteon will assume each outstanding vested or unvested option to purchase HaptoGuard common stock, which:

•	will be exercisable following the merger for the number of shares of Alteon common stock that is equal to the product of the number of shares of HaptoGuard common stock that were purchasable under such option immediately prior to the effective time of the merger multiplied by the exchange ratio (rounded down to the nearest whole number of shares of Alteon common stock) and

•	the per share exercise price for the shares of Alteon common stock issuable upon exercise of such assumed option will be equal to the quotient determined by dividing the exercise price per share of HaptoGuard common stock at which such option was exercisable immediately prior to the effective time of the merger by the exchange ratio (and rounding the resulting exercise price up to the nearest whole cent).
      All outstanding warrants to purchase HaptoGuard common stock will be exchanged for the right to receive a number of shares of Alteon common stock (“Share Equivalents”) at the effective time of the merger which will have a market value equal to the difference between:

•	the market value of the product of the number of shares of HaptoGuard common stock that were purchasable under such warrants immediately prior to the Effective Time multiplied by the Exchange Ratio (rounded down to the nearest whole number of shares of Alteon Common Stock) and

•	the total exercise price of such warrant.
Listing of Alteon Common Stock
      The shares of Alteon common stock to be issued in the merger will be listed on the American Stock Exchange under the symbol “ALT.”
Ownership of Alteon After the Merger (see page I-32)
      It is presently expected that HaptoGuard stockholders and warrant holders will receive an aggregate of 37,399,065 shares of Alteon common stock. The aggregate number of shares of Alteon common stock to be issued and transferred for the outstanding HaptoGuard common stock and outstanding warrants will not be adjusted based upon changes in the value of these shares. It is presently expected that each holder of a HaptoGuard common share would receive 3,521 shares of Alteon common stock. The exchange ratio is subject to adjustment depending upon the number of outstanding shares and warrants to purchase HaptoGuard common stock at the effective time of the merger.
      Based upon the outstanding shares of Alteon common stock on June 9, 2006 and HaptoGuard’s outstanding shares of common stock and warrants on June 9, 2006, HaptoGuard stockholders will own approximately 31.37% of Alteon’s outstanding common stock after we complete the merger. Based upon the fully-diluted capitalization of Alteon and HaptoGuard on June 9, 2006, immediately following the completion of the merger, HaptoGuard security holders would own approximately 28.93% of the combined company assuming (i) shares of Alteon common stock outstanding following the cash exercise of all outstanding Alteon warrants and stock options and (ii) shares of Alteon common stock outstanding following the cash exercise of all HaptoGuard stock options assumed by Alteon at the closing of the merger. Genentech, Inc., an Alteon stockholder and party to the merger agreement, would own approximately 11.99% of the combined company after the merger.
Vote Necessary to Approve Alteon and HaptoGuard Proposals (see page II-3)
      For Alteon stockholders: Directors are elected by a plurality vote, which means that the two nominees receiving the most votes will be elected to fill the seats on the Board. The amendment of Alteon’s Certificates of Designation of the Series G Preferred Stock and the Series H Preferred Stock must be approved by the affirmative vote of the holders of at least a majority of the outstanding shares of our common stock and the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series G Preferred Stock and Series H Preferred Stock, respectively. All of the other actions to be considered at the meeting, including an adjournment, may be taken upon the favorable vote of a majority of the votes present in person or represented by proxy at the meeting.
      For HaptoGuard stockholders: Adoption of the merger agreement requires the vote of a majority of the outstanding shares of HaptoGuard common stock voting as a single class. Approval of the adjournment of the special meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient voted in favor of adoption of the merger agreement requires the vote of a majority of the votes cast.
Voting Agreements (see page I-59)
      All executive officers and directors of HaptoGuard, together with their affiliates, own as a group approximately 56% of the shares of HaptoGuard common stock entitled to vote to adopt the merger agreement. A vote of a majority of the outstanding shares of HaptoGuard common stock is required to adopt the merger agreement.
      The Chief Executive Officer of HaptoGuard, Dr. Noah Berkowitz, and a family trust for the benefit of certain members of his family, together representing approximately 41% of HaptoGuard outstanding common stock, have entered into voting agreements with Alteon, under which these persons have agreed to vote their shares of HaptoGuard common stock:

•	in favor of the adoption and approval of the merger agreement,

•	against any action or agreement that would reasonably be expected to compete with, prevent, impede, interfere with, attempt to discourage the Merger or inhibit the timely consummation of the Merger,

•	against any action or agreement that, to such stockholder’s knowledge, would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of the Company under the Merger Agreement, and

•	except for the merger and the merger agreement, against any merger, consolidation, business combination, reorganization, recapitalization, liquidation or sale or transfer of any material assets of HaptoGuard.

Appraisal Rights (see page I-60)
      The holders of Alteon common stock do not have any right to an appraisal of the value of their shares in connection with the merger under Delaware law. The holders of HaptoGuard common stock do have a right to an appraisal of the value of their shares in connection with the merger if they do not vote for the merger and if they follow certain procedures outlined on page I-60.
New Directors Following the Merger (see page I-54)
      Upon completion of the merger, the Alteon board of directors will consist of eight members, including four of the current Alteon directors which shall initially consist of Kenneth I. Moch, Thomas Moore, Marilyn Breslow, and George M. Naimark, plus three nominees of HaptoGuard which shall initially consist of Noah Berkowitz, Wayne Yetter and Mary Tanner and one independent member to be designated by the board, who may be appointed to the board after the completion of the merger. In the event that the merger is not completed, Alteon will reevaluate the composition of its board of directors.
Interest of Certain Persons in the Merger (see page I-50)
      When you consider the recommendations of the Alteon board of directors that the Alteon stockholders vote in favor of the merger and the merger agreement and the issuance of shares and the transfer and conversion of shares contemplated thereby and the HaptoGuard board of directors that the HaptoGuard stockholders adopt the merger agreement you should be aware that certain Alteon directors and members of the management and certain HaptoGuard directors and members of management may have interests in the merger that may be different from, or in addition to, the interests of Alteon or HaptoGuard stockholders.
Treatment of HaptoGuard Stock Options and Warrants (see page I-53)
      Alteon will assume each outstanding vested or unvested option to purchase HaptoGuard common stock, which will be exercisable following the merger for a number of shares of Alteon common stock that is equal to the product of the number of shares of HaptoGuard common stock that were purchasable under such option immediately prior to the effective time of the merger multiplied by the exchange ratio (rounded down to the nearest whole number of shares of common stock) and the per share exercise price for the shares of Alteon common stock issuable upon exercise of such assumed option will be equal to the quotient determined by dividing the exercise price per share of HaptoGuard common stock at which such option was exercisable immediately prior to the effective time of the merger by the exchange ratio (and rounding the resulting exercise price up to the nearest whole cent). All outstanding warrants to purchase HaptoGuard common stock will be exchanged for the right to receive a number of shares of Alteon common stock at the effective time of the merger which will have a market value equal to the difference between (i) the market value of the product of the number of shares of HaptoGuard common stock that were purchasable under such warrants immediately prior to the effective time of the merger multiplied by the exchange ratio (rounded down to the nearest whole number of shares of Alteon common stock) and (ii) the total exercise price of such warrant.
Accounting Treatment (see page I-11)
      The merger will be accounted for as a purchase by Alteon under accounting principles generally accepted in the United States. Under the purchase method of accounting, the assets and liabilities of HaptoGuard will be recorded, as of the completion of the merger, at their respective fair values and added to those of Alteon. The reported financial condition and results of operations of Alteon issued after completion of the merger will reflect HaptoGuard’s balances and results after completion of the merger, but will not be restated retroactively to reflect the historical financial position or results of operations of HaptoGuard. Following the completion of the merger, the net loss and balance sheet of the combined company will reflect purchase accounting adjustments, including a one-time in-process research and development charge.

Material U.S. Federal Income Tax Consequences of the Merger (see page I-40)
      The companies expect the merger to be treated as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended, or the Code. If the merger is treated as a tax-free reorganization, generally the stockholders of HaptoGuard, for federal income tax purposes, will recognize no gain or loss upon their receipt of Alteon common stock, except with respect to cash received by HaptoGuard stockholders instead of fractional shares of Alteon common stock, or upon exercise of their dissenters’ rights. A HaptoGuard stockholder who receives cash in lieu of fractional shares will generally recognize capital gain or loss based on the difference between the amount of the cash received and the HaptoGuard stockholder’s aggregate adjusted tax basis in the HaptoGuard stock surrendered. Tax matters are very complicated, and the tax consequences of the merger to each HaptoGuard stockholder will depend on the facts of that stockholder’s particular situation. You are urged to consult your own tax advisors regarding the specific tax consequences of the merger, including tax return reporting requirements, the applicability of federal, state, local and foreign tax laws and the effect of any proposed changes in the tax laws.
Conditions to the Completion of the Merger (see page I-56)
      The completion of the merger depends upon the satisfaction or waiver of a number of conditions, including the following:

•	approval and adoption of the merger agreement and issuance of shares pursuant to the merger agreement by the Alteon and HaptoGuard stockholders; and

•	absence of all legal prohibition on completion of the merger.
      In addition, HaptoGuard’s obligation to complete the merger is subject to, among other things, the following conditions:

•	accuracy as of closing of the representations and warranties made by Alteon to the extent specified in the merger agreement;

•	assumption by Alteon of all outstanding vested and unvested options to purchase HaptoGuard common stock;

•	adoption of an employment agreement for Dr. Berkowitz in form and substance reasonably identical to the proposed employment agreement Dr. Berkowitz would have received from HaptoGuard in the event of an acquisition transaction involving HaptoGuard (where HaptoGuard remains the controlling entity); and

•	performance by Alteon of the obligations required to be performed by it at or prior to closing to the extent specified in the merger agreement.
      In addition, Alteon’s obligation to complete the merger is subject to, among other things, the following conditions:

•	accuracy as of closing of the representations and warranties made by HaptoGuard to the extent specified in the merger agreement;

•	performance by HaptoGuard of the obligations required to be performed by it at or prior to closing to the extent specified in the merger agreement; and

•	HaptoGuard shall have received all consents and approvals to the merger, if any, under certain material agreements, and such agreements shall be in full force and effect.
      In addition, Genentech’s obligation to consummate the transaction contemplated by the merger agreement is subject to, among other things, the following conditions:

•	Alteon shall have filed an amendment to its Certificate of Designations of its Series G Preferred Stock and Series H Preferred Stock as described herein;

•	the shares of Alteon common stock issuable to Genentech upon conversion of the shares of Series G Preferred Stock and Series H Preferred Stock held by Genentech shall have been approved for listing on the American Stock Exchange;

•	accuracy as of closing of the representations and warranties made by Alteon and HaptoGuard to the extent specified in the merger agreement; and

•	performance by Alteon and HaptoGuard of the obligations required to be performed by it at or prior to closing to the extent specified in the merger agreement except as would not have a material adverse effect on such party.
Regulatory Approvals (see page I-42)
      Neither Alteon nor HaptoGuard is aware of any government regulatory approval required to be obtained with respect to the consummation of the merger, except for the filing of a Certificate of Designations with respect to the Series G Preferred Stock and the Series H Preferred Stock and a certificate of merger with the office of the Secretary of State of the State of Delaware, and compliance with all applicable state securities laws regarding the offering and issuance of the merger shares.
Interim Payments to HaptoGuard (see page I-58)
      In order to allow HaptoGuard to continue its clinical development programs and in consideration for HaptoGuard’s agreement to provide Dr. Berkowitz and Dr. Malcolm MacNab, HaptoGuard’s Chief Medical Officer, to provide advice and counsel to Alteon during the period from the signing of the merger agreement to the effective time of the merger with respect to the clinical development of alagebrium, Alteon agreed to pay HaptoGuard an amount equal to $140,000 per month, subject to adjustment by agreement upon any material changes in personnel or clinical development programs, to be applied by HaptoGuard to payment of salaries and existing clinical development programs or additional programs as may be agreed upon by such parties going forward.
      In consideration of HaptoGuard’s agreement to provide advice and counsel to Alteon with respect to the corporate and scientific development of certain Alteon technology for the period from January 1, 2006 through the effective time of the merger, as described in a consulting agreement between Alteon and HaptoGuard, Alteon agreed to pay HaptoGuard an amount equal to $125,000 to be applied by HaptoGuard to payment of salaries and existing clinical development programs, or additional programs as agreed upon by such parties going forward.
Termination of the Merger Agreement (see page I-58)
      The merger agreement may be terminated by mutual written consent of Alteon and HaptoGuard.
      The merger agreement may be terminated by either Alteon or HaptoGuard if:
      (1) subject to certain exceptions set forth in the merger agreement, the merger has not been completed by August 30, 2006, provided that the party terminating may not be the party whose conduct was responsible for the failure of the merger to occur before such date;
      (2) Alteon or HaptoGuard stockholders fail to approve the issuance of shares of Alteon common stock or adopt the merger agreement, respectively, at a duly held meeting, provided that the party terminating may not be the party whose conduct was responsible for the failure to receive such vote;
      (3) certain breaches of covenants of the other party, respectively; or
      (4) if any representation or warranty of the other party or Genentech proves to be untrue prior to the effective time of the merger, if such failure to be true would reasonably be likely to have a material adverse effect, as defined in the merger agreement, if the terminating party is not in material breach of any of its obligation under the merger agreement and such representation or warranty is not made true within ten (10) business days of the date such representation or warranty became untrue.

      The merger agreement may be terminated by either Alteon, HaptoGuard or Genentech if there is a permanent legal prohibition, restraint or injunction to closing the merger.
      In addition, the merger agreement may be terminated by Genentech if:
      (1) it is not in material breach of any of its obligations under the merger agreement, if any representation or warranty of Alteon or HaptoGuard set forth in the merger agreement proved to have been untrue prior to the effective time of the merger, if such failure to be true would reasonably be likely to have a material adverse effect as defined in the merger agreement and such representation or warranty is not made true within ten (10) business days of the date such representation or warranty became untrue; or
      (2) upon a breach of any covenant or agreement on the part of HaptoGuard or Alteon set forth in the merger agreement, in either case, such that any of Genentech’s conditions to consummate the transactions contemplated by the merger agreement would not be satisfied, provided that, if such breach is curable prior to the expiration of ten (10) days from its occurrence by Alteon or HaptoGuard, as the case may be, through the exercise of its commercially reasonable efforts and for so long as Alteon or HaptoGuard, as the case may be, continues to exercise such commercially reasonable efforts, Genentech may not terminate unless such 10-day period expires without such breach having been cured.
Termination Fees (see page I-59)
      HaptoGuard shall pay Alteon (x) a fee of $440,000 and (y) the amount of any interim payments made by Alteon to HaptoGuard pursuant to the merger agreement for payment of salaries and existing clinical development programs (other than those made pursuant to the consulting agreement), upon the termination of the merger agreement by Alteon:

•	in the event of the failure to receive HaptoGuard stockholder approval of the merger agreement;

•	upon breach of any of HaptoGuard’s covenants or agreements but only with respect to a termination for a breach of any material covenant or agreement, (provided that at the time of such termination Alteon is not in material breach of any of the covenants or agreements set forth in the merger agreement that are applicable to Alteon); or

•	if any representation or warranty of HaptoGuard proves to be untrue prior to the effective time of the merger, if such failure to be true would reasonably be likely to have a material adverse effect, as defined in the merger agreement, if Alteon is not in material breach of any of its obligation under the merger agreement and such representation or warranty is not made true within ten (10) business days of the date such representation or warranty became untrue.
      Alteon shall pay HaptoGuard a fee of $440,000 upon the termination of the merger agreement by HaptoGuard:

•	in the event of the failure to receive Alteon stockholder approval of the issuance of shares of Alteon common stock or adoption of the merger agreement;

•	upon breach of any of Alteon’s covenants or agreements but only with respect to a termination for a breach of any material covenant or agreement, (provided that at the time of such termination HaptoGuard is not in material breach of any of the covenants or agreements set forth in this Agreement that are applicable to HaptoGuard); or

•	if any representation or warranty of Alteon proves to be untrue prior to the effective time of the merger, if such failure to be true would reasonably be likely to have a material adverse effect, as defined in the merger agreement, if HaptoGuard is not in material breach of any of its obligation under the merger agreement and such representation or warranty is not made true within ten (10) business days of the date such representation or warranty became untrue.

Approval of Amendment to the Certificates of Designations
      In order to effect the conversion of shares contemplated by the merger agreement, the Alteon stockholders will be asked to approve the amendments to the Certificates of Designations of the Series G Preferred Stock and the Series H Preferred Stock. The amendments, among other related technical changes, change the written notice requirements to Alteon for conversion of the preferred stock and the limitations on the amount of preferred stock that may be converted in order to allow for the conversion pursuant to the merger agreement.
Other Alteon Annual Meeting Matters
      As this will be the annual meeting of Alteon stockholders, Alteon stockholders will also be asked to elect two directors, ratify the selection of J.H. Cohn LLP as Alteon’s independent registered public accounting firm, and conduct other business if properly presented.

SELECTED HISTORICAL AND PRO FORMA FINANCIAL DATA
How the Financial Statements Were Prepared
      Alteon is providing the following information to aid you in your analysis of the financial aspects of the merger. Alteon derived this information from the audited financial statements of Alteon as of December 31, 2005 and 2004 and each of the three years in the period ended December 31, 2005, the unaudited financial statements of Alteon as of March 31, 2006 and 2005 and for the three months then ended, the audited financial statements of HaptoGuard as of December 31, 2005 and 2004 and the year ended December 31, 2005, and the period of July 19, 2004 (inception) to December 31, 2004 and the unaudited financial statements of HaptoGuard as of March 31, 2006 and 2005 and for the three months then ended. This information is only a summary and you should read it together with Alteon’s and HaptoGuard’s historical financial statements and related notes attached to this Proxy Statement. See Alteon Financial Statement and Annex G attached to this Proxy Statement.
Accounting Treatment
      The unaudited pro forma condensed combined statements of operations and pro forma condensed combined balance sheet were prepared by combining the historical amounts of each company in addition to pro forma adjustments due to the merger. The companies may have performed differently had they always been combined. You should not rely on the unaudited pro forma condensed combined financial information as being indicative of the historical results that Alteon would have had or the future results that Alteon will experience after the merger. See “Unaudited Pro Forma Condensed Combined Financial Statements” on page I -43.
Merger-Related Expenses
      Alteon estimates that merger-related fees and expenses, consisting primarily of SEC filing fees, fees and expenses of investment bankers, attorneys and accountants, and financial printing and other related charges, will be approximately $800,000 (for Alteon and HaptoGuard in the aggregate) for the merger. See note (1) on page I-47.
Periods Covered
      The unaudited pro forma condensed combined balance sheet as of March 31, 2006 gives effect to Alteon’s merger with HaptoGuard as if the transaction had occurred on that date. The pro forma condensed combined balance sheet is based on the historical balance sheets of Alteon and HaptoGuard as of March 31, 2006, in addition to the pro forma adjustments due to the merger. The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2006 and for the year ended December 31, 2005 give effect to Alteon’s merger with HaptoGuard as if it had occurred on January 1, 2005.
Selected Historical Financial Data of Alteon
      The following selected historical financial data has been derived from Alteon’s financial statements. This information is only a summary and should be read together with Alteon’s historical financial statements and related notes attached to this Proxy Statement.

SELECTED FINANCIAL DATA FOR ALTEON AND HAPTOGUARD
Selected Historical Financial Data of Alteon Inc.
      The following selected historical financial data as of and for each of the fiscal years in the five-year period ended December 31, 2005 and as of and for each of the three month periods ending March 31, 2005 and March 31, 2006 has been derived from Atleon’s audited financial statements and the unaudited financial statements of Alteon as of March 31, 2006 and 2005. This information is only a summary and should be read together with Alteons’s historical financial statements and related notes attached to this Proxy Statement.

	Three Months
	Ended March 31,		Years Ended December 31,

	2006	2005	2005	2004	2003	2002	2001

			(In thousands, except per share data)
CONSOLIDATED STATEMENTS OF OPERATIONS
Income	$60	$99	$458	$334	$179	$410	$452
Loss before income tax benefit	(1,621)	(4,741)	(12,941)	(14,345)	(14,797)	(17,528)	(12,770)
Preferred stock dividends	1,175	1,072	4,486	4,135	3,791	3,485	3,204
Net loss applicable to common stockholders	$(2,797)	$(5,714)	$(17,100)	$(18,094)	$(18,243)	$(20,366)	$(14,997)
Basic/diluted net loss per share applicable to common stockholders	$(0.05)	$(0.10)	$(0.30)	$(0.41)	$(0.50)	$(0.64)	$(0.61)
Weighted average common shares used in computing basic/diluted net loss per share	57,997	56,547	57,639	44,349	36,190	31,793	24,556

	Three Months Ended
	March 31,		As of December 31,

	2006	2005	2005	2004	2003	2002	2001

			(In thousands, except per share data)
CONSOLIDATED BALANCE SHEET DATA
Cash, cash equivalents and short-term investments	$4,469	$6,583	$6,583	$11,176	$16,679	$17,439	$10,726
Working capital	3,756	13,712	5,657	8,740	15,033	13,786	9,758
Total assets	5,157	7,134	7,134	11,642	17,255	18,099	13,233
Accumulated deficit	(225,610)	(222,813)	(222,813)	(205,713)	(187,619)	(169,376)	(149,009)
Total stockholders’ equity	4,370	5,992	5,992	9,047	15,384	14,303	10,871

Selected Historical Financial Data of HaptoGuard Inc.
      The following selected historical financial data as of and for the Period from July 19, 2004 (Inception) to December 31, 2005 and as of and for each of the three month periods ending March 31, 2005 and March 31, 2006, has been derived from HaptoGuard’s audited financial statements and the unaudited financial statements of HaptoGuard as of March 31, 2006 and 2005 and for the three months then ended. This information is only a summary and should be read together with HaptoGuard’s historical financial statements and related notes attached as an annex to this Proxy Statement. See Annex G.

	For the			For the Period
	Three Months Ended		For the	from July 19, 2004
			Year Ended	(Inception) to
	March 31,	March 31,	December 31,	December 31,
	2006	2005	2005	2004

	(In thousands, except per share data)
CONSOLIDATED STATEMENTS OF OPERATIONS
Income	$2	3	$10	$3
Net loss	$(670)	(679)	$(1,655)	$(771)

	As of

	March 31,	December 31,	December 31,
	2006	2005	2004

	(In thousands, except per share data)
CONSOLIDATED BALANCE SHEET DATA
Cash and cash equivalents	3	101	582
Working capital deficiency	(238)	(267)	39
Total assets	33	115	587
Accumulated deficit	(3,095)	(2,425)	(771)
Total stockholders’ equity (deficiency)	(210)	(259)	40
Selected Unaudited Pro Forma Condensed Combined Financial Data of Alteon and HaptoGuard
      The following selected unaudited pro forma condensed combined financial data has been derived from and should be read with the Unaudited Pro Forma Condensed Combined Financial Statements and related notes on pages I-43 through I-49. This information is based on the historical combined balance sheets and related historical combined statements of operations of Alteon and HaptoGuard giving effect to the proposed merger. The proposed merger will be accounted for under the purchase method of accounting and is presented below as if the merger had been completed on January 1, 2005 (the first day of Alteon’s fiscal year) for income statement purposes, and on March 31, 2006 for balance sheet purposes. The unaudited pro forma condensed combined financial data is based on the estimates and assumptions set forth in the notes to such statements, which are preliminary and have been made solely for the purposes of developing such pro forma information. This information is for illustrative purposes only. The companies may have performed differently had they always been combined. You should not rely on the selected unaudited pro forma condensed combined financial data as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience after the merger.

UNAUDITED PRO FORMA SELECTED FINANCIAL DATA FOR ALTEON
Selected unaudited pro forma condensed combined Financial Data of Alteon Inc.

	Three Months Ended	Year Ended
	March 31, 2006	December 31, 2005

	(In thousands,	(In thousands,
	except per share	except per share
	data)	data)
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
Income	$62	$468
Loss before income tax benefit	$(2,273)	$(14,596)
Net loss applicable to common stockholders	$(2,273)	$(14,270)
Basic/diluted net loss per share applicable to common stockholders	$(0.02)	$(0.12)
Weighted average common shares used in computing basic/diluted net loss per share	119,848,525	119,491,069

As of March 31, 2006

(In thousands)
PRO FORMA CONDENSED COMBINED BALANCE SHEET DATA
Cash and cash equivalents	$6,972
Working capital	$5,642
Total assets	$7,266
Accumulated deficit	$(235,738)
Total stockholders’ equity	$5,862

COMPARATIVE PER SHARE BOOK VALUE AND DIVIDEND INFORMATION
Comparative Per Share Data
      Alteon Inc. is providing the following comparative per share information to aid you in your analysis of the financial aspects of the merger. You should read this information in conjunction with the historical financial statements and pro forma combined financial statements of Alteon Inc. and HaptoGuard, Inc. and the related notes that are included and incorporated elsewhere in this Proxy Statement. The pro forma combined per share data presented below reflects the purchase method of accounting in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 141, “Business Combinations.” The pro forma per share data is not necessarily indicative of the results that would have occurred, your financial interest in such results, or the future results that will occur after the merger. Both Alteon Inc’s. and HaptoGuard, Inc’s latest fiscal year ended on December 31, 2005.
      The historical book value per share is computed by dividing total stockholders’ equity by the number of common shares outstanding at the end of the period. The pro forma net loss per share is computed by dividing the pro forma net loss by the pro forma weighted average number of shares outstanding. The pro forma combined book value per share is computed by dividing total pro forma stockholders’ equity by the pro forma number of common shares outstanding at the end of the period.

	For the Three	For the
	Months Ended	Year Ended
	March 31,	December 31,
	2006	2005

Alteon Inc. — Historical per share:
Basic and diluted net loss per common share	$(0.05)	$(0.30)
Book value per share	$0.08	$0.10
HaptoGuard, Inc. — Historical per share:
Basic and diluted net loss per common share	$(62.03)	$(179.51)
Book value per share	$(20.03)	$(26.82)
Pro forma — Combined Alteon Inc. per share:
Basic and diluted net loss per common share	$(0.02)	$(0.12)
Book value per share	$0.05
      Alteon and HaptoGuard have never paid cash dividends. If the merger is not consummated, the boards of directors of Alteon and HaptoGuard presently intend to continue a policy of retaining all earnings to finance the expansion of the companies’ respective businesses. Following the merger, it is expected that the board of directors of Alteon will continue the policy of not paying cash dividends in order to retain earnings for reinvestment in the business of the combined companies.

QUESTIONS AND ANSWERS ABOUT THE MERGER
Q:     Why are we proposing the merger?

A:	We are proposing the merger because, among other things, we believe that combining the products and technologies of the two companies will enhance the combined companies’ ability to raise capital to continue its product development, and offer a broader range of products, which could result in an increase in stockholder value. For a full discussion of our reasons for the merger, we urge you to read the sections entitled “The Merger Transaction — Factors Considered by, and Recommendation of, the Alteon Board of Directors” beginning on page I-35.
Q:     What will happen in the merger?

A:	In the merger, HaptoGuard will become a wholly-owned subsidiary of Alteon. Based upon the outstanding shares of Alteon common stock on June 9, 2006 and HaptoGuard’s outstanding shares of common stock and warrants on June 9, 2006, immediately following the completion of the merger, HaptoGuard stockholders will own approximately 31.37% of Alteon’s then outstanding common stock. Based upon the fully-diluted capitalization of Alteon and HaptoGuard on June 9, 2006, immediately following the completion of the merger, HaptoGuard security holders would own approximately 28.93% of the combined company assuming (i) shares of Alteon common stock outstanding following the cash exercise of all outstanding Alteon warrants and stock options and (ii) shares of Alteon common stock outstanding following the cash exercise of all HaptoGuard stock options assumed by Alteon at the closing of the merger. Genentech, Inc., an Alteon stockholder and party to the merger agreement, would own approximately 11.99% of the combined company after the merger.
Q:     What will the HaptoGuard stockholders and warrant holders receive in the merger?

A:	We currently estimate that HaptoGuard stockholders and warrant holders will receive an aggregate of 37,399,065 shares of Alteon common stock. The aggregate number of shares of Alteon common stock to be issued for the outstanding HaptoGuard common stock and outstanding warrants will not be adjusted based upon changes in the value of these shares. It is presently expected that each holder of a HaptoGuard common share would receive 3,521 shares of Alteon common stock. The exchange ratios are subject to adjustment depending upon the number of outstanding shares and warrants to purchase HaptoGuard common stock at the effective time of the merger. For a more detailed discussion of the exchange ratios, see “The Merger — The Merger Agreement — Merger Consideration” on page I-52. As a result, the exact number of shares of Alteon common stock that HaptoGuard security holders will receive in the merger will not be known until immediately prior to the completion of the merger. Moreover, the value of these shares and warrants will go up or down as the market price of Alteon common stock goes up or down. Neither party will be permitted to terminate its obligations to complete the merger or fail to solicit the vote of its stockholders based solely on changes in stock valuation of either party.
Q:     When and where are the stockholder meetings?

A:	The Alteon annual meeting will take place on July 19, 2006 at 10:00 a.m., Eastern Time at The Hanover Marriott, 1401 Route 10 East, Whippany, New Jersey 07981.

The HaptoGuard special meeting will take place on July 18, 2006 at 10:00 a.m., Eastern Time at Park 80 West, Plaza II, Suite 200, Saddle Brook, NJ 07663.
Q:     Do the board of directors of Alteon and HaptoGuard recommend voting in favor of the merger?

A:	Yes, after careful consideration, Alteon’s board of directors, by unanimous vote of those directors voting on such matters, has determined the merger to be fair to Alteon stockholders and in their best interests and declared the merger advisable. Alteon’s board of directors approved the merger agreement and recommends that Alteon stockholders approve the merger and merger agreement and the issuance of shares of Alteon common stock and the transfer and conversion of shares of Alteon common stock contemplated thereby. In considering the recommendation of the Alteon board of directors with respect to the merger agreement, Alteon stockholders should be aware that certain directors of Alteon have certain interests in the merger that are different from, or are in addition to, the interests of Alteon stockholders generally. We encourage you to read the section titled “Interests of Certain Persons in the Merger” at page I-50 for a discussion of these interests.

After careful consideration, HaptoGuard’s board of directors has determined, by unanimous vote of those directors voting on such matters, the merger to be fair to HaptoGuard stockholders and in their best interests and declared the merger advisable. HaptoGuard’s board of directors approved the merger agreement and recommends the adoption of the merger agreement by HaptoGuard stockholders. In considering the recommendation of the HaptoGuard board of directors with respect to the merger agreement, HaptoGuard stockholders should be aware that certain directors and officers of HaptoGuard have certain interests in the merger that are different from, or are in addition to, the interests of HaptoGuard stockholders generally. We encourage you to read the section titled “Interests of Certain Persons in the Merger” at page I-50 for a discussion of these interests.
Q:     Who Can Vote?

A:	Only stockholders who own Alteon common stock at the close of business on June 9, 2006 are entitled to vote at the Alteon annual meeting. On this record date, there were 68,957,111 shares of Alteon common stock outstanding and entitled to vote. Each share of stock of common stock is entitled to one vote on any matter presented at the meeting. Alteon common stock is its only class of voting stock.

Only stockholders who own HaptoGuard common stock at the close of business on June 27, 2006 are entitled to vote at the HaptoGuard annual meeting. On this record date, there were 10,464 shares of HaptoGuard common stock outstanding and entitled to vote. Each share of stock of common stock is entitled to one vote on any matter presented at the meeting. HaptoGuard common stock is its only class of voting stock.
Q:     How do I vote?

A:	You may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted:

•	as you instruct, and

•	according to the best judgment of the proxy holders if a proposal comes up for a vote at the annual meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

•	if you are an Alteon stockholder, FOR the merger and merger agreement and the issuance of shares of Alteon common stock and the transfer and conversion of shares of Alteon common stock contemplated thereby, FOR the amendment to Alteon’s Certificate of Designation of Series G Preferred Stock, FOR the amendment to Alteon’s Certificate of Designation of Series H Preferred Stock, FOR the election of two directors to hold office until the completion of the merger or, in the event the merger is not completed, until the 2009 Annual Meeting of Stockholders and until their successors have been duly elected and qualified, FOR the ratification of J.H. Cohn LLP as Alteon’s independent registered public accounting firm, FOR the amendment to the 2005 Stock Plan to reserve additional shares of common stock for issuance thereunder and FOR any proposal by the Alteon board of directors to adjourn the meeting;

•	if you are a HaptoGuard stockholder, FOR the adoption of the merger and the merger agreement and FOR adjournment of the special meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of adoption of the merger agreement; and

•	according to the best judgment of the proxy holders if a proposal comes up for a vote at the annual or special meeting that is not on the proxy card or for the adjournment or postponement of the special meeting.

If you are a stockholder of record of Alteon, you may also vote by telephone at the toll-free number 1-800-PROXIES or on the Internet at www.voteproxy.com. If you are a beneficial owner of Alteon, you may be able to vote electronically as well, if your proxy card or voting instruction form so indicates. See the instructions on your proxy card or voting instruction form. You are strongly encouraged to vote electronically if you are given that option.
Q:     What do I do if I want to change my vote?

A:	Just send in a later-dated, signed proxy or proxy card to your company’s Secretary before your meeting. Or, you can attend your meeting in person and vote. You may also revoke your proxy by sending a notice of revocation to your company’s Secretary at the address under “The Companies” on page I-1. If you voted by the Internet or telephone, you can submit a later vote using those same methods.

Q:	If my shares are held in “street name” by my broker, bank or other nominee, will my broker, bank or other nominee vote my shares for me?

A:	If you do not provide your broker, bank or nominee with instructions on how to vote your “street name” shares, your broker, bank or nominee will not be permitted to vote them on the matters that are to be considered by the Alteon stockholders and the HaptoGuard stockholders at their respective meetings relating to the merger. You should therefore be sure to provide your broker with instructions on how to vote your shares.

If you wish to vote your shares in person, you must bring to the meeting a letter from the broker, bank or nominee confirming your beneficial ownership in the shares to be voted.
Q:     What happens if I do not return a proxy card or otherwise provide proxy instructions?

A:	If you are a Alteon stockholder the failure to return your proxy card or otherwise provide proxy instructions could be a factor in establishing a quorum for the annual meeting of Alteon stockholders for purposes of approving the merger and merger agreement and the issuance of shares of Alteon common stock and the transfer and conversion of shares of Alteon common stock contemplated thereby, which is required to transact business at the meeting.

If you are a HaptoGuard stockholder, the failure to return your proxy card or otherwise provide proxy instructions will have the same effect as voting against the adoption of the merger agreement and could be a factor in establishing a quorum for the special meeting of HaptoGuard stockholders, which is required to transact business at the meeting.
Q:     What are the costs of soliciting these proxies?

A:	Alteon will pay all of the costs of soliciting its proxies. Alteon directors and employees may solicit proxies in person or by telephone, fax or e-mail. Alteon will pay these employees and directors no additional compensation for these services. Alteon will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. Alteon will then reimburse them for their expenses.

HaptoGuard will pay all of the costs of soliciting its proxies. HaptoGuard directors and employees may solicit proxies in person or by telephone, fax or e-mail. HaptoGuard will not pay these employees additional compensation for these services.

Q:     What Constitutes a Quorum at the Meeting?

A:	The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Alteon’s common stock is necessary to constitute a quorum at the meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of HaptoGuard’s common stock is necessary to constitute a quorum at the meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.
Q:     When do you expect the merger to be completed?

A:	We are working towards completing the merger as quickly as possible. We hope to complete the merger by August 1, 2006. However, the exact timing of completion of the merger cannot be determined yet because completion of the merger is subject to a number of conditions.

Q:	How many authorized but unissued shares of Alteon common stock will exist after the closing of the merger?

A:	Following the closing of the merger, we anticipate that there will be approximately 180,000,000 shares of authorized but unissued Alteon common stock. In addition, Alteon will be required to have reserved for future issuance following the merger approximately 22,000,000 shares, including approximately 18,600,000 shares pursuant to the exercise and/or issuance of Alteon common stock as a result of outstanding Alteon stock options and warrants and approximately 3,400,000 shares for issuance upon the exercise of outstanding HaptoGuard options and warrants to be assumed in connection with the merger.
Q:     What are the federal income tax consequences of the merger?

A:	The companies expect the merger to be treated as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended, or the Code. If the merger is treated as a tax-free reorganization, generally the stockholders of HaptoGuard, for federal income tax purposes, will recognize no gain or loss upon their receipt of Alteon common stock to purchase Alteon common stock in the merger, except with respect to cash received by HaptoGuard stockholders instead of fractional shares of Alteon common stock or upon exercise of their dissenters’ rights. A HaptoGuard stockholder who receives cash in lieu of fractional shares will generally recognize capital gain or loss based on the difference between the amount of the cash received and the HaptoGuard stockholder’s aggregate adjusted tax basis in the HaptoGuard stock surrendered.

Tax matters are very complicated, and the tax consequences of the merger to each HaptoGuard stockholder will depend on the facts of that stockholder’s particular situation. See “— The Merger Transaction — Material U.S. Federal Income Tax Consequences of the Merger” beginning on page I-40.
Q:     Who do I call if I have questions about the meetings or the merger?

A:	Alteon stockholders may call Alteon Investor Relations at 201-934-5000. HaptoGuard stockholders may call 201-947-1270.

RISK FACTORS
      You should consider the following risk factors in determining how to vote at your stockholders’ meeting.
      This Proxy Statement contains forward-looking statements. These statements relate to future events or the future financial performance of Alteon and HaptoGuard. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expects”, “plans”, “anticipates”, “believes”, “estimated”, “predicts”, “potential”, or “continue” or the negative of such terms and other comparable terminology. These statements only reflect management’s expectations and estimates. Actual events or results may differ materially. In evaluating these statements, you should specifically consider various factors, including the risks outlined below. The risks described below are the risks that Alteon and HaptoGuard believe to be the most significant to the merger, the business of the combined company, and Alteon common stock at this time. These factors may cause Alteon’s actual results to differ materially from any forward-looking statements. Alteon and HaptoGuard are not undertaking any obligations to update any forward-looking statements contained in this Proxy Statement to reflect any future events or developments.
      The following factors should be considered carefully by HaptoGuard stockholders in evaluating whether to adopt the merger agreement and by Alteon stockholders in evaluating whether to approve the issuance of shares of Alteon common stock in the merger. These factors should be considered in conjunction with any other information included or incorporated by reference herein, including in conjunction with forward-looking statements made herein. See “Chapter Eight — Additional Information for Stockholders — Where You Can Find More Information” on page VIII-1.
Risks Relating to the Merger

Alteon’s ability to continue as a going concern is dependent on future financing.
      J.H. Cohn LLP, our independent registered public accounting firm, has included an explanatory paragraph in its report on our financial statements for the fiscal year ended December 31, 2005, which expresses substantial doubt about our ability to continue as a going concern. The inclusion of a going concern explanatory paragraph in J.H. Cohn LLP’s report on our financial statements could have a detrimental effect on our stock price and our ability to raise additional capital, either alone or as a combined company.
      Our financial statements have been prepared on the basis of a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. We have not made any adjustments to the financial statements as a result of the outcome of the uncertainty described above. Accordingly, the value of the combined company in liquidation may be different from the values set forth in our financial statements.
      If the merger is not completed, the liquidation preference associated with the shares of Alteon preferred stock owned by Genentech and the substantial common stock ownership represented by these preferred shares, on an as-converted basis, will make it unlikely that Alteon will be able to obtain additional funding. The continued success of the combined company will depend on its ability to continue to raise capital in order to fund the development and commercialization of its products.
      Failure to raise additional capital may result in substantial adverse circumstances, including delisting of our common stock shares from the American Stock Exchange, which could substantially decrease the liquidity and value of such shares, or ultimately result in the liquidation of the combined company.

Alteon and HaptoGuard have each historically incurred operating losses and these losses will continue after the merger.
      Alteon and HaptoGuard have each historically incurred substantial operating losses due to their research and development activities and expect these losses to continue after the merger for the foreseeable future. As of December 31, 2005, Alteon and HaptoGuard had an accumulated deficit of approximately $222,813,445 and $2,425,258, respectively. Alteon’s fiscal year 2005, 2004 and 2003 net losses were $12,614,459, $13,958,646, and $14,452,418, respectively. HaptoGuards’ fiscal year 2005 and 2004 net losses were

$1,654,695 and $770,563, respectively. Alteon’s fiscal year 2005, 2004 and 2003 net losses applicable to common stockholders were $17,100,795, $18,093,791 and $18,243,265, respectively. The combined company currently expects to continue its research and development activities at the same or at a more rapid pace than prior periods. After the merger, the combined company will expend significant amounts on research and development programs for alagebrium and ALT-2074. These activities will take time and expense, both to identify appropriate partners, to reach agreement on basic terms, and to negotiate and sign definitive agreements. We will actively seek new financing from time to time to provide financial support for our research and development activities. Any partnering agreements would required significant time and effort to identify potential partners, to reach agreement on basic terms and to negotiate and sign definitive agreements.

The combined company will need additional capital in the future, but its access to such capital is uncertain.
      At this time we are not able to assess the probability of success in our fundraising efforts or the terms, if any, under which we may secure financial support from strategic partners or other investors. It is expected that we will continue to incur operating losses for the foreseeable future. Alteon’s current resources are insufficient to fund its own commercialization efforts as well as the combined company’s commercialization efforts. As of March 31, 2006, Alteon had cash on hand of $4,469,170. As described elsewhere in this prospectus, in April, 2006 we closed on approximately $2.6 million in financing. Prior to the financing, Alteon was expending approximately $450,000 in cash per month. Following the merger, including HaptoGuard’s cash spending rate of approximately $110,000 in cash per month, the combined company expects to spend approximately $560,000 in cash per month. Our capital needs beyond the second quarter of 2006 will depend on many factors, including our research and development activities and the success thereof, the scope of our clinical trial program, the timing of regulatory approval for our products under development and the successful commercialization of our products. Our needs may also depend on the magnitude and scope of these activities, the progress and the level of success in our clinical trials, the costs of preparing, filing, prosecuting, maintaining and enforcing patent claims and other intellectual property rights, competing technological and market developments, changes in or terminations of existing collaboration and licensing arrangements, the establishment of new collaboration and licensing arrangements and the cost of manufacturing scale-up and development of marketing activities, if undertaken by the combined company. Other than the recently completed financing described in this prospectus, we do not have committed external sources of funding and may not be able to secure additional funding on any terms or on terms that are favourable to us. If we raise additional funds by issuing additional stock, further dilution to our existing stockholders will result, and new investors may negotiate for rights superior to existing stockholders. If adequate funds are not available, the combined company may be required to:

•	delay, reduce the scope of or eliminate one or more of its development programs;

•	obtain funds through arrangements with collaboration partners or others that may require it to relinquish rights to some or all of its technologies, product candidates or products that it would otherwise seek to develop or commercialize itself;

•	license rights to technologies, product candidates or products on terms that are less favorable to it than might otherwise be available; or

•	seek a buyer for all or a portion of its business, or wind down its operations and liquidate its assets on terms not favorable to it.

The success of the combined company will also depend on the products and systems under development by HaptoGuard, including ALT-2074, and we cannot assure you that the efforts to commercialize ALT-2074 will succeed.
      ALT-2074, HaptoGuard’s lead compound, is in development for the treatment of heart complications in patients with diabetes. It has demonstrated efficacy in mouse models.

      ALT-2074 is still in early clinical trials and any success to date should not be seen as indicative of the probability of any future success. The failure to complete clinical development and commercialize ALT-2074 for any reason or due to a combination of reasons will have a material adverse impact on the combined company.
      We are dependent on the successful outcome of clinical trials and will not be able to successfully develop and commercialize products if clinical trials are not successful.
      HaptoGuard received approval from Israel’s Ministry of Health to conduct Phase 2 trials in diabetic patients recovering from a recent myocardial infarction or acute coronary syndrome. The purpose of the study is to evaluate the biological effects on cardiac tissue in patients treated with ALT-2074. HaptoGuard has received Institutional Review Board (“IRB”) approval for 3 sites in Israel. HaptoGuard recently withdrew its submission to request approval to conduct Phase 2 clinical trials in the Czech Republic, in order to have the time to generate a response to the Czech Republic’s request for additional data on drug stability. The failure of either Alteon or HaptoGuard to obtain approvals to conduct clinical trials would adversely affect the combined company’s business.
      None of Alteon’s or HaptoGuard’s product candidates are currently approved for sale by the FDA or by any other regulatory agency in the world, and may never receive approval for sale or become commercially viable. Before obtaining regulatory approval for sale, each of the combined company’s product candidates will be subjected to extensive preclinical and clinical testing to demonstrate safety and efficacy for a particular indication for humans in addition to meeting other regulatory standards. The combined company’s success will depend on the successful outcome of clinical trials for one or more product candidates.
      There are a number of difficulties and risks associated with clinical trials. The possibility exists that:

•	we may discover that a product candidate may cause, alone or in combination with another therapy, harmful side effects;

•	we may discover that a product candidate, alone or in combination with another therapy, does not exhibit the expected therapeutic results in humans;

•	results from early trials may not be statistically significant or predictive of results that may be obtained from large-scale, advanced clinical trials;

•	we, the FDA, other similar foreign regulatory agencies or an institutional review board may suspend clinical trials for any reason whatsoever;

•	patient recruitment may be slower than expected;

•	patients may drop out of our clinical trials; and

•	we may be unable to produce sufficient supplies of products in a timely fashion for clinical trials.
      Given the uncertainty surrounding the regulatory and clinical trial process, we may not be able to develop safety, efficacy or manufacturing data necessary for approval for any product candidate. In addition, even if we receive approval, such approval may be limited in scope and hurt the commercial viability of such product. If the combined company is unable to successfully obtain approval of and commercialize a product, this would materially harm the business, impair our ability to generate revenues and adversely impact our stock price.
      The combined company is subject to significant government regulation and failure to achieve regulatory approval of our drug candidates would harm our business.
      The FDA regulates the development, testing, manufacture, distribution, labeling and promotion of pharmaceutical products in the United States pursuant to the Federal Food, Drug, and Cosmetic Act and related regulations. We must receive pre-market approval by the FDA prior to any commercial sale of any drug candidates. Before receiving such approval, we must provide preclinical data and proof in human clinical trials of the safety and efficacy of our drug candidates, which trials can take several years. In addition, we must show that we can produce any drug candidates consistently at quality levels sufficient for administration in humans. Pre-market approval is a lengthy and expensive process. We may not be able to obtain FDA approval for any commercial sale of any drug candidate. By statute and regulation, the FDA has 180 days to review an application for approval to market a drug candidate; however, the FDA frequently exceeds the 180-day time period, at times taking up to 18 months. In addition, based on its review, the FDA or other regulatory bodies may determine that additional clinical trials or preclinical data are required. Except for any potential licensing or marketing arrangements with other pharmaceutical or biotechnology companies, we will not generate any revenues in connection with any of our other drug candidates unless and until we obtain FDA approval to sell such products in commercial quantities for human application.
      Even if the combined company’s products receive approval for commercial sale, their manufacture, storage, marketing and distribution are and will be subject to extensive and continuing regulation in the United States by the federal government, especially the FDA, and state and local governments. The failure to comply with these regulatory requirements could result in enforcement action, including, without limitation, withdrawal of approval, which would have a material adverse effect on the combined company’s business. Later discovery of problems with the combined company’s products may result in additional restrictions on the product, including withdrawal of the product from the market. Regulatory authorities may also require post-marketing testing, which can involve significant uncontemplated expense. Additionally, governments may impose new regulations, which could further delay or preclude regulatory approval of the combined company’s products or result in significantly increased compliance costs.
      In similar fashion to the FDA, foreign regulatory authorities require demonstration of product quality, safety and efficacy prior to granting authorization for product registration which allows for distribution of the product for commercial sale. International organizations, such as the World Health Organization, and foreign government agencies including those for the Americas, Middle East, Europe, and Asia and the Pacific, have laws, regulations and guidelines for reporting and evaluating the data on safety, quality and efficacy of new drug products. Although most of these laws, regulations and guidelines are very similar, each of the individual nations reviews all of the information available on the new drug product and makes an independent determination for product registration. A finding of product quality, safety or efficacy in one jurisdiction does not guarantee approval in any other jurisdiction, even if the other jurisdiction has similar laws, regulations and guidelines.

Failure to integrate the companies’ operations successfully could result in delays and increased expenses in the companies’ clinical trial programs.
      Alteon and HaptoGuard have entered into the merger agreement with the expectation that the merger will result in beneficial synergies, including:

•	improved ability to raise new capital through access to new classes of investors focused on public companies engaged in small molecule drug development;

•	shared expertise in developing innovative small molecule drug technologies and the potential for technology collaboration;

•	a broader pipeline of products;

•	greater ability to attract commercial partners;

•	larger combined commercial opportunities; and

•	a broader portfolio of patents and trademarks.
      Achieving these anticipated synergies and the potential benefits underlying the two companies’ reasons for the merger will depend on a number of factors, some of which include:

•	retention of scientific staff;

•	significant litigation, if any, adverse to Alteon and HaptoGuard, including, particularly, product liability litigation and patent and trademark litigation; and

•	the ability of the combined company to continue development of Alteon and HaptoGuard product candidates;

•	success of our research and development efforts;

•	increased capital expenditures;

•	general market conditions relating to small cap biotech investments; and

•	competition from other drug development companies.
      Achieving the benefits of the merger will depend in part on the successful integration of Alteon and HaptoGuard in a timely and efficient manner. The integration will require significant time and efforts from each company, including the coordination of research, development, regulatory, manufacturing, commercial, administrative and general functions. Integration may be difficult and unpredictable because of possible cultural conflicts and different opinions on scientific and regulatory matters. Delays in successfully integrating and managing employee benefits could lead to dissatisfaction and employee turnover. The combination of Alteon’s and HaptoGuard’s organizations may result in greater competition for resources and elimination of research and development programs that might otherwise be successfully completed. If we cannot successfully integrate our operations and personnel, we may not recognize the expected benefits of the merger.
      Even if the two companies are able to integrate their operations, there can be no assurance that these anticipated synergies will be achieved. The failure to achieve such synergies could have a material adverse effect on the business, results of operations and financial condition of the combined company.

Integrating Alteon and HaptoGuard may divert management’s attention away from our core research and development activities.
      Successful integration of our operations, products and personnel may place a significant burden on our management and our internal resources. The diversion of management’s attention and any difficulties encountered in the transition and integration process could result in delays in the companies’ clinical trial programs and could otherwise significantly harm our business, financial condition and operating results.
      We expect to incur significant costs integrating our operations, product candidates and personnel, which cannot be estimated accurately at this time. These costs include:

•	severance;

•	conversion of information systems;

•	combining research, development, regulatory, manufacturing and commercial teams and processes;

•	reorganization of facilities; and

•	relocation or disposition of excess equipment.
      We expect that Alteon and HaptoGuard will incur aggregate direct transaction costs of approximately $800,000 associated with the merger. If the total costs of the merger exceed our estimates or benefits of the merger do not exceed the total costs of the merger, the financial results of our combined company could be adversely affected.

Completion of, or the failure to complete, the merger could adversely affect Alteon’s stock price and Alteon’s and HaptoGuard’s future business and operations.
      The merger is subject to the satisfaction of various closing conditions, including the approval by both Alteon and HaptoGuard stockholders, and there can be no assurance that the merger will be successfully completed. In the event that the merger is not consummated, Alteon and HaptoGuard will be subject to many risks, including the costs related to the merger, such as legal, accounting and advisory fees, which must be paid even if the merger is not completed, or the payment of a termination fee under certain circumstances. If the merger is not consummated for any reason, the market price of Alteon common stock could decline.

      The shares of the combined company are publicly traded and we cannot predict how the market will react to the merger of Alteon and HaptoGuard. Even the successful completion of the merger may negatively affect the stock price of the combined company, if the market were to come to the view that Alteon would be in a better position absent completion of the merger.

The combined company will remain dependent on third parties for research and development and manufacturing activities necessary to commercialize certain of our patents.
      We utilize the services of several scientific and technical consultants to oversee various aspects of our protocol design, clinical trial oversight and other research and development functions. Alteon and HaptoGuard both contract out most of our research and development operations, utilize third-party contract manufacturers for drug inventory and shipping services and third-party contract research organizations in connection with preclinical and/or clinical studies in accordance with our designed protocols, as well as conducting research at medical and academic centers.
      Because we rely on third parties for much our research and development work and manufacturing, we have less direct control over our research and development and manufacturing. We face risks that these third parties may not be appropriately responsive to our time frames and development needs and could devote resources to other customers. In addition, certain of these third parties may have to comply with FDA regulations or other regulatory requirements in the conduct of this research and development work, which they may fail to do.

If the combined company does not successfully distinguish and commercialize its technology, it may be unable to compete successfully or to generate significant revenues.
      The biotechnology industry, including the field of small molecule drugs to treat and prevent cardiovascular disease and diabetes, is highly competitive and subject to significant and rapid technological change. Accordingly, the combined company’s success will depend, in part, on its ability to respond quickly to such change through the development and introduction of new products and systems.

The combined company will have substantial competition, including competitors with substantially greater resources.
      Many of the combined company’s competitors or potential competitors have substantially greater financial and other resources than Alteon has and may also have greater experience in conducting pre-clinical studies, clinical trials and other regulatory approval procedures as well as in marketing their products. Major competitors in the market for our potential products include large, publicly-traded pharmaceutical companies, public development stage companies and private development stage companies. If the combined company or its corporate partners commence commercial product sales, the combined company or its corporate partners will be competing against companies with greater marketing and manufacturing capabilities.
      The combined company’s ability to compete successfully against currently existing and future alternatives to its product candidates and systems, and competitors who compete directly with it in the small molecule drug industry will depend, in part, on its ability to:

•	attract and retain skilled scientific and research personnel;

•	develop technologically superior products;

•	develop competitively priced products;

•	obtain patent or other required regulatory approvals for the combined company’s products;

•	be early entrants to the market; and

•	manufacture, market and sell its products, independently or through collaborations.

The success of the combined company is dependent on the extent of third-party reimbursement for its products.
      Third-party reimbursement policies may also adversely affect the combined company’s ability to commercialize and sell its products. The combined company’s ability to successfully commercialize its products depends in part on the extent to which appropriate levels of reimbursement for its products and related treatments are obtained from government authorities, private health insurers, third party payers, and other organizations, such as managed care organizations, or MCOs. Any failure by doctors, hospitals and other users of the combined company’s products or systems to obtain appropriate levels of reimbursement could adversely affect the combined company’s ability to sell these products and systems.
      Federal legislation, enacted in December 2003, has altered the way in which physician-administered drug programs covered by Medicare are reimbursed, generally leading to lower reimbursement levels. The new legislation has also added an outpatient prescription drug benefit to Medicare, effective January 2006. In the interim, the U.S. Congress has established a discount drug card program for Medicare beneficiaries. Both benefits will be provided through private entities, which will attempt to negotiate price concessions from pharmaceutical manufacturers. These negotiations may increase pressures to lower prices. On the other hand, the drug benefit may increase the volume of pharmaceutical drug purchases, offsetting at least in part these potential price discounts. While the new law specifically prohibits the U.S. government from interfering in price negotiations between manufacturers and Medicare drug plan sponsors, some members of Congress are pursuing legislation that would permit de facto price controls on prescription drugs. In addition, the law triggers, for congressional consideration, cost containment measures for Medicare in the event Medicare cost increases exceed a certain level. These cost containment measures could include limitations on prescription drug prices. This legislation could adversely impact the combined company’s ability to commercialize any of its products successfully.
      Significant uncertainty exists about the reimbursement status of newly approved medical products and services. Reimbursement in the United States or foreign countries may not be available for any of the combined company’s products, reimbursement granted may not be maintained, and limits on reimbursement available from third-party payers may reduce the demand for, or negatively affect the price of, the combined company’s products. Alteon anticipates that the combined company will need to work with a variety of organizations to lobby government agencies for improved reimbursement policies for its products. However, Alteon cannot guarantee that such lobbying efforts will take place or that they will ultimately be successful.
      Internationally, where national healthcare systems are prevalent, little if any funding may be available for new products, and cost containment and cost reduction efforts can be more pronounced than in the United States.

If the combined company is unable to protect its intellectual property, it may not be able to operate its business profitably.
      The combined company’s success will depend on its ability to develop proprietary products and technologies, to obtain and maintain patents, to protect trade secrets, and to prevent others from infringing on its proprietary rights. The combined company has exclusive patents, licenses to patents or patent applications covering critical components of its technologies, including certain jointly owned patents. We also seek to protect our proprietary technology and processes, in part, by confidentiality agreements with our employees and certain contractors. Patents, pending patent applications and licensed technologies may not afford adequate protection against competitors, and any pending patent applications now or hereafter filed by or licensed to us may not result in patents being issued. In addition, certain of the combined company’s technology relies on patented inventions developed using university resources. Universities may have certain rights, as defined by law or applicable agreements, in such patents, and may choose to exercise such rights. To the extent that employees, consultants or contractors of the combined company use intellectual property owned by others, disputes may arise as to the rights related to or resulting from the know-how and inventions. In addition, the laws of certain non-U.S. countries do not protect intellectual property rights to the same extent as do the laws of the United States. Medical technology patents involve complex legal and factual questions and, therefore, the combined company cannot predict with certainty their enforceability.
      The combined company is a party to various license agreements that give it exclusive and partial exclusive rights to use specified technologies applicable to research, development and commercialization of its products, including alagebrium and ALT-2074. The agreements pursuant to which such technology is used permit the licensors to terminate agreements in the event that certain conditions are not met. If these conditions are not met and the agreements are terminated, the combined company’s product development, research and commercialization efforts may be altered or delayed.
      Patents or patent applications, if issued, may be challenged, invalidated or circumvented, or may not provide protection or competitive advantages against competitors with similar technology. Furthermore, competitors of the combined company may obtain patent protection or other intellectual property rights for technology similar to the combined company’s that could limit its ability to use its technology or commercialize products that it may develop.
      Litigation may be necessary to assert claims of infringement, to enforce patents issued to the combined company, to protect trade secrets or know-how or to determine the scope and validity of the proprietary rights of others. Litigation or interference proceedings could result in substantial additional costs and diversion of management focus. If the combined company is ultimately unable to protect its technology, trade secrets or know-how, it may be unable to operate profitably. Although we have not been involved with any threats of litigation or negotiations regarding patent issues or other intellectual property, or other related court challenges or legal actions, it is possible that the combined company could be involved with such matters in the future.

If the combined company is unable to operate its business without infringing upon intellectual property rights of others, it may not be able to operate its business profitably.
      The combined company’s success depends on its ability to operate without infringing upon the proprietary rights of others. We are aware that patents have been applied for and/or issued to third parties claiming technologies for Advanced Glycation End-Products or glutathione peroxidase mimetics that may be similar to those needed by us. To the extent that planned or potential products are covered by patents or other intellectual property rights held by third parties, the combined company would need a license under such patents or other intellectual property rights to continue development and marketing of its products. Any required licenses may not be available on acceptable terms, if at all. If the combined company does not obtain such licenses or it may not be able to proceed with the development, manufacture or sale of its products.
      Litigation may be necessary to defend against claims of infringement or to determine the scope and validity of the proprietary rights of others. Litigation or interference proceedings could result in substantial additional costs and diversion of management focus. If the combined company is ultimately unsuccessful in defending against claims of infringement, it may be unable to operate profitably.

HaptoGuard’s ALT-2074 and other HaptoGuard compounds are licensed to HaptoGuard by third parties and if the combined company is unable to continue licensing this technology our future prospects may be materially adversely affected.
      HaptoGuard licenses technology, including technology related to ALT-2074, from third parties. We anticipate that we will continue to license technology from third parties in the future. To maintain HaptoGuard’s license to ALT-2074 from Oxis International, we are obligated to meet certain development and clinical trial milestones and to make certain payments. There can be no assurance that we will be able to meet any milestone or make any payment required under the license with Oxis International. While Oxis has not claimed a default under the license agreement, it has indicated that its view as to whether HaptoGuard satisfied the milestone to begin Phase 2 clinical trials by May 28, 2006 differs from HaptoGuard’s view. If we fail to meet any milestone or make any payment, Oxis may terminate this license, and there can be no assurance that we may be able to negotiate any continuation or extension of the license agreement.

      The technology HaptoGuard licenses from third parties would be difficult or impossible to replace and the loss of this technology would materially adversely affect our business, financial condition and any future prospects.

If the combined company loses or is unable to hire and retain qualified personnel, it may not be able to develop its products and technology.
      The combined company is highly dependent on the members of its scientific and management staff. In particular, the combined company will depend on Dr. Noah Berkowitz as the combined company’s Chief Executive Officer and Malcolm MacNab as the combined company’s Vice-President of Clinical Development. We may not be able to attract and retain scientific and management personnel on acceptable terms, if at all, given the competition for such personnel among other companies and research and academic institutions. Mary Phelan has resigned from her position as our Director of Finance and Financial Reporting effective May 31, 2006. If the combined company loses an executive officer or certain key members of its clinical or research and development staff or is unable to hire and retain qualified management personnel, then its ability to develop and commercialize its products and technology and to raise capital and effect strategic opportunities may be hindered. We have not purchased and do not anticipate purchasing any key-man life insurance.

The combined company may face exposure to product liability claims.
      The combined company may face exposure to product liability and other claims due to allegations that its products cause harm. These risks are inherent in the clinical trials for pharmaceutical products and in the testing, and future manufacturing and marketing of, the combined company’s products. Although we currently maintain product liability insurance, such insurance may not be adequate and the combined company may not be able to obtain adequate insurance coverage in the future at a reasonable cost, if at all. If the combined company is unable to obtain product liability insurance in the future at an acceptable cost or to otherwise protect against potential product liability claims, it could be inhibited in the commercialization of its products which could have a material adverse effect on its business. We currently have a policy covering $10 million of product liability for our clinical trials. We do not have sales of any products. The coverage will be maintained and limits reviewed from time to time as the combined company progresses to later stages of its clinical trials and as the length of the trials and the number of patients enrolled in the trials changes. The combined company intends to obtain a combined coverage policy that includes tail coverage in order to cover any claims that are made for any events that have occurred prior to the merger. Currently, our annual premium for product liability insurance is approximately $219,000.
Risks Related to Owning Alteon’s Common Stock

Our stock price is volatile and you may not be able to resell your shares at a profit.
      We first publicly issued common stock on November 8, 1991 at $15.00 per share in our initial public offering and it has been subject to fluctuations. For example, during 2005, the closing sale price of our common stock has ranged from a high of $1.43 per share to a low of $0.17 per share. The market price of our common stock could continue to fluctuate substantially due to a variety of factors, including:

•	quarterly fluctuations in results of operations;

•	the announcement of new products or services by the combined company or competitors;

•	sales of common stock by existing stockholders or the perception that these sales may occur;

•	adverse judgments or settlements obligating the combined company to pay damages;

•	negative publicity;

•	loss of key personnel;

•	developments concerning proprietary rights, including patents and litigation matters; and

•	clinical trial or regulatory developments in both the United States and foreign countries.

      In addition, overall stock market volatility has often significantly affected the market prices of securities for reasons unrelated to a company’s operating performance. In the past, securities class action litigation has been commenced against companies that have experienced periods of volatility in the price of their stock. Securities litigation initiated against the combined company could cause it to incur substantial costs and could lead to the diversion of management’s attention and resources, which could have a material adverse effect on revenue and earnings.

We have a large number of authorized but unissued shares of common stock, which our Board of Directors may issue without further stockholder approval, thereby causing dilution of your holdings of our common stock.
      After the closing of the merger and the financing, there are expected to be approximately 180,000,000 shares of authorized but unissued shares of our common stock. Our management will continue to have broad discretion to issue shares of our common stock in a range of transactions, including capital-raising transactions, mergers, acquisitions, for anti-takeover purposes, and in other transactions, without obtaining stockholder approval, unless stockholder approval is required for a particular transaction under the rules of the American Stock Exchange, Delaware law, or other applicable laws. We currently have no specific plans to issue shares of our common stock for any purpose other than in connection with the merger. However, if our management determines to issue shares of our common stock from the large pool of such authorized but unissued shares for any purpose in the future without obtaining stockholder approval, your ownership position would be diluted without your further ability to vote on that transaction.

The sale of a substantial number of shares of our common stock could cause the market price of our common stock to decline and may impair the combined company’s ability to raise capital through additional offerings.
      We currently have outstanding warrants to purchase an aggregate of 12,591,455 shares of our common stock, including warrants to purchase 10,960,400 shares of our common stock issued together with 10,960,400 shares of common stock all of which such warrants and common stock we issued in connection with a private equity financing completed in April 2006. Under the terms of the financing we have agreed to register all of such shares for resale. The resale of these shares of common stock and the shares underlying the warrants may be effected at any time once the resale registration statement is effective. The shares issued in the private equity financing, together with the shares underlying the warrants issued in such financing, represent approximately 37.8% of the total number of shares of our common stock outstanding immediately prior to the financing, and not including shares to be issued in the merger with HaptoGuard or shares to be issued upon conversion of preferred stock upon transfer to HaptoGuard.
      Sales of these shares in the public market, or the perception that future sales of these shares could occur, could have the effect of lowering the market price of our common stock below current levels and make it more difficult for us and our shareholders to sell our equity securities in the future.
      Our executive officers, directors and holders of more than 5% of our common stock and collectively beneficially own approximately 13.7% of the outstanding common stock as of March 31, 2006. In addition, 6,403,464 shares of common stock issuable upon exercise of vested stock options could become available for immediate resale if such options were exercised.
      Sale or the availability for sale, of shares of common stock by stockholders could cause the market price of our common stock to decline and could impair our ability to raise capital through an offering of additional equity securities.

Anti-takeover provisions may frustrate attempts to replace our current management and discourage investors from buying our common stock.
      We have entered into a Stockholders’ Rights Agreement pursuant to which each holder of a share of common stock is granted a Right to purchase our Series F Preferred Stock under certain circumstances if a person or group acquires, or commences a tender offer for, 20 percent of our outstanding common stock. We also have severance obligations to certain employees in the event of termination of their employment after or in connection with a change in control of the Company. In addition, the Board of Directors has the authority, without further action by the stockholders, to fix the rights and preferences of, and issue shares of, Preferred Stock. The staggered board terms, Fair Price Provision, Stockholders’ Rights Agreement, severance arrangements, Preferred Stock provisions and other provisions of our charter and Delaware corporate law may discourage certain types of transactions involving an actual or potential change in control.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
      This Proxy Statement and the documents incorporated by reference herein contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements relate to future events or our respective future financial performance. Forward-looking statements are identified by terminology denoting future events such as “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” or “should” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks pertaining to Alteon and the combined entity outlined under the caption “Risk Factors.”
      Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Alteon’s expectations are as of the date of this Proxy Statement, and Alteon does not intend to update any of the forward-looking statements after the date it files this Proxy Statement to conform these statements to actual results, unless required by law.

THE MERGER TRANSACTION
General
      At the effective time, Alteon Merger Sub, Inc., a wholly-owned subsidiary of Alteon, will merge with and into HaptoGuard. HaptoGuard will be the surviving corporation. The parties currently estimate that HaptoGuard stockholders and warrant holders will receive an aggregate of 37,399,065 shares of Alteon common stock. The aggregate number of shares of Alteon common stock to be issued for the outstanding HaptoGuard common stock and outstanding warrants will not be adjusted based upon changes in the value of these shares. It is presently expected that each holder of a HaptoGuard common share would receive approximately 3,521 shares of Alteon common stock. The exchange ratios are subject to adjustment depending upon the number of outstanding shares and warrants to purchase HaptoGuard common stock at the effective time of the merger.
      Based upon the outstanding shares of Alteon common stock on June 9, 2006 and HaptoGuard’s outstanding shares of common stock and warrants on June 9, 2006, HaptoGuard stockholders will own approximately 31.37% of Alteon’s then outstanding common stock. Based upon the fully-diluted capitalization of Alteon and HaptoGuard on June 9, 2006, immediately following the completion of the merger, HaptoGuard security holders would own approximately 28.93% of the combined company assuming (i) shares of Alteon common stock outstanding following the cash exercise of all outstanding Alteon warrants and stock options and (ii) shares of Alteon common stock outstanding following the cash exercise of all HaptoGuard stock options assumed by Alteon at the closing of the merger. Genentech, Inc., an Alteon stockholder and party to the merger agreement, would own approximately 11.99% of the combined company after the merger.
Background of the Merger
      Alteon had originally been introduced to HaptoGuard in May 2004 by investment bankers at Rodman & Renshaw LLC. Although Alteon had had an initial interest in the HaptoGuard technology and a potential strategic transaction at that time, due to the status of clinical activities at Alteon, these conversations did not progress.
      In May 2005, Dr. Berkowitz, President of HaptoGuard, contacted Mr. Moch, President and Chief Executive Officer of Alteon, suggesting that the companies consider merging HaptoGuard into Alteon. No action was taken at that time.
      In June 2005, the Alteon Board of Directors began to discuss the implications of the results from the interim analysis of a clinical trial relating to, and other potential avenues for use of, the Alteon’s lead compound alagebrium, along with Alteon’s other strategic options.
      On June 28, 2005, the Board had a discussion of Alteon’s strategic alternatives, including all available strategic options with respect to Alteon’s technology in general and alagebrium in particular. Members of the Board also discussed and agreed upon the substantial impact that the Genentech ownership position of convertible preferred stock of Alteon would have on those strategic options.
      The Board also established a Strategic Planning Committee, which was authorized and directed to meet from time to time with management of Alteon and to formulate a set of recommendations for consideration by the full Board with respect to the available strategic options for alagebrium and Alteon as a whole.
      On July 12, 2005, the Strategic Planning Committee held its first meeting at which it discussed and approved the engagement of Aurora Capital to represent Alteon in discussions with a specific list of compatible companies with respect to strategic transactions. Aurora Capital joined the meeting and discussed with the Committee the specific companies they had identified as potential targets. The Committee also discussed the status of conversations with a number of potential strategic advisors and investment bankers and it was decided to pursue discussion with such entities. Discussions with two of the identified companies were held after such meeting but no basis for a transaction was identified with either.

      On July 19, 2005, the Committee discussed the status of Alteon’s conversations with financial advisors and investment bankers and the scope of the review of potential strategic partners. The Board also discussed the ongoing dialogue with Genentech regarding restructuring its convertible preferred stock ownership position and the anticipated timeline for Genentech to respond to Alteon’s initial proposal. Members of the merchant banking group at Burrill & Company then met with the Board and reviewed its proposal to act as a strategic advisor to Alteon in partnering and merger transactions. The Board voted that Alteon should engage Burrill & Company.
      On August 1, 2005, an initial meeting was held with Burrill & Company and Alteon management in order to discuss the initial strategy and timelines for discussions with third parties with respect to strategic transactions.
      During August 2005, approximately 185 companies were contacted by Burrill & Company that broadly matched the criteria Alteon was looking for. Of these companies, 6 expressed interest, one of which had previously been contacted by Aurora. A telephonic or face-to-face meeting was set up with each of these companies about a possible combination with Alteon. Each of the companies contacted during this process was invited to make a presentation for the Alteon Board of Directors. As part of this process, Mr. Moch spoke with Dr. Noah Berkowitz, President and CEO of HaptoGuard, which was one of the 6 companies asked to make a presentation. Discussions with such candidates continued through early October.
      On September 9, 2005, as a result of discussions with HaptoGuard, Alteon and HaptoGuard entered into a Confidential Disclosure and Non-Use Agreement.
      On September 15, 2005, HaptoGuard submitted a presentation to Alteon along with other company materials for Alteon’s review.
      On September 27, 2005, Mr. Moch discussed with the Committee the recent letter received from Genentech and certain parameters relating to evaluation of Genentech’s proposal relating to the convertible preferred stock held by Genentech.
      On October 4, 2005, the Strategic Planning Committee spent considerable time specifically discussing potential strategic transactions and reviewing the interested parties in such transactions.
      On October 5, 2005, the Strategic Planning Committee provided an update to the Board of Directors on the status of discussion with third parties. Burrill & Company presented a review of the actions which had been undertaken by Burrill in conjunction with company management to identify potential transaction partners for Alteon. At this point, it was the consensus of the Alteon Board that HaptoGuard presented the most promising candidate for a strategic transaction.
      On October 14, 2005, the Senior Management team from Alteon and HaptoGuard held a conference call during which HaptoGuard management provided a detailed scientific presentation of the HaptoGuard technology.
      On October 14, 2005, Mr. Guggenheimer, acting Chief Financial Officer of Alteon, resigned from Alteon to join the investment banking firm of Dresdner Kleinwort Wasserstein. At that time, Alteon agreed to engage Mr. Guggenheimer through DKW as an advisory consultant to the merger process. This agreement was formally signed on October 19, 2005.
      On October 17, 2005, HaptoGuard submitted to Alteon an offer letter for a merger transaction.
      On October 18, 2005, Alteon initiated an internal scientific and clinical and corporate due diligence review of HaptoGuard and its technology and requested due diligence materials from HaptoGuard. Due diligence meetings and review of documents proceeded through December 2005.
      On November 10, 2005, HaptoGuard submitted to Burrill on behalf of Alteon, a revised merger proposal.
      On November 15, 2005, the Strategic Planning Committee held a meeting to discuss the revised proposal from HaptoGuard relating to a combination with Alteon. Of the companies Alteon was in discussion with, it was the consensus of the committee members that HaptoGuard continued to present the most promising strategic opportunity. It was resolved that Alteon should proceed to complete due diligence, evaluate deal structure and pricing and negotiate a strategic transaction with HaptoGuard.
      At a November 22, 2005 Strategic Planning Committee meeting, Burrill reviewed the status of the deal evaluation and valuation process with respect to HaptoGuard and the companies who were still in the discussion process with Alteon. Burrill apprised the Committee of the ongoing due diligence process, particularly issues that existed and that were being evaluated, as well as the funding needs of the proposed relationships. Burrill also apprised the Committee on the status of conversations with Genentech relating to the restructuring of its preferred stock ownership position.
      On November 30, 2005, Alteon submitted to HaptoGuard a memorandum of intent for a proposed transaction.
      During December 2005, members of the HaptoGuard and Alteon management teams held additional conference calls to discuss valuation and deal parameters. Also during such period discussions were held between Alteon and Genentech regarding the restructuring of its convertible preferred stock.
      On December 14, 2005, Alteon submitted to the American Stock Exchange a document describing the proposed transaction with HaptoGuard requesting their informal approval with respect to the listing of shares.
      During January and February, 2006, Alteon continued to discuss with HaptoGuard and Genentech issues relating to the transaction and with the American Stock Exchange the proposal for a deal structure in order to secure its informal approval of the listing of shares.
      On January 18, 2006, Mintz Levin, Alteon’s legal counsel, delivered to HaptoGuard merger agreement and related document drafts.
      On January 22, 2006, a memorandum of intent was sent to Genentech by Alteon regarding a proposed restructuring of its preferred stock ownership.
      On February 1, 2006, Mr. Moch provided the Board with an update on the company’s ongoing discussions with HaptoGuard, Genentech and the American Stock Exchange, as well as the prospects relating to fund raising with their investment banker, Rodman & Renshaw.
      On February 12, 2006, Mintz Levin delivered a revised merger agreement draft, reflecting changes to the structure of the transaction to HaptoGuard. Alteon, HaptoGuard and their respective legal counsel negotiated the agreement over the next week.
      On February 24, 2006, Mintz Levin delivered a memorandum of intent to Genentech.
      On February 28, 2006, Mintz Levin delivered a revised merger agreement to HaptoGuard and Genentech. The agreements were negotiated between such parties during March.
      On March 1, 2006, Mr. Moch provided an update to Alteon’s Board of Directors on the status of the company’s discussions with HaptoGuard, Genentech and the American Stock Exchange. The Board discussed the potential for entering into a consulting arrangement with HaptoGuard prior to the execution of the transaction agreements. The Board approved the consulting agreement.
      Mr. Moch also discussed with the Board the need to initiate fund raising with Rodman & Renshaw, to be completed concurrent with the entering into the merger agreement with HaptoGuard and Genentech. It was the sense of the Board that the company should continue with such discussions at that time.
      On March 3, 2006, AMEX provided informal approval for the listing of shares to be issued in the transaction with HaptoGuard.
      On March 6, 2006, Mr. Moch, Mr. Guggenheimer, Dr. Berkowitz and Ms. Tanner met with representatives of Rodman & Renshaw to discuss potential financing strategies for the proposed transaction. Such discussions continued through March.

      On April 4, 2006, Alteon engaged Rodman & Renshaw to serve as the exclusive placement agent for the company in connection with a proposed offer and private placement of common stock and warrants of the company.
      On April 13, 2006, the Alteon Board held a meeting during which they approved the private placement through Rodman & Renshaw and the proposed merger agreement with HaptoGuard, including the restructuring of the Genentech preferred stock relationship and authorized company management to complete said transactions subject to legal review and approval.
      On April 19, 2006, the merger agreement between Alteon, HaptoGuard and Genentech was signed by all parties and the financing through Rodman & Renshaw was commenced.
      On April 21, 2006, the financing through Rodman & Renshaw was closed.
Factors Considered by, and Recommendation of, the Alteon Board of Directors
      Alteon’s board of directors has determined that the terms of the merger and the merger agreement are fair to, and in the best interests of, Alteon and its stockholders. Accordingly, Alteon’s board of directors has approved the merger agreement and the consummation of the merger and recommends that you vote FOR approval of the merger and the merger agreement and the issuance of shares and the transfer and conversion of shares contemplated thereby. In reaching its decision, Alteon’s board of directors consulted with and received information and analyses from the management of Alteon and its financial and legal advisors, and considered the material factors described below.

Reasons for the Merger Identified by the Alteon Board of Directors
      Alteon’s board of directors has identified potential benefits of the merger that they believe will contribute to the success of the combined company, including the following:

•	Anticipated improvements in revenue, cash flow and profitability. Alteon believes that the merger will increase the combined company’s future revenues, accelerate profit growth, and improve cash flow.

•	The strategic fit between Alteon and HaptoGuard in the cardiovascular and diabetes arenas. Alteon’s lead compound alagebrium is being developed for chronic cardiovascular diseases and HaptoGuard’s lead compound, ALT-2074, for acute cardiovascular indications. The development program of both companies is currently focused on cardiovascular disease of diabetic patients. Each of Alteon and HaptoGuard’s lead programs are based on different but complimentary inflammatory mechanisms of action.

•	The synergy of the board of directors and the management of the combined company. The board of directors and management of the combined company will increase the experience and expertise available to the company.

•	Anticipated synergies to be achieved by combining the development and commercialization of HaptoGuard and Alteon products. Alteon believes that the respective product development strategies of HaptoGuard and Alteon complement each other, potentially resulting in synergy between the two product development and commercialization efforts of the companies. Alteon believes that the combined products of Alteon and HaptoGuard will result in synergies in the development of such products in the cardiovascular and diabetes arenas.

•	Anticipated increase in ability to raise capital for development and commercialization of products. Alteon believes that the restructuring of the Genentech preferred stock ownership and combined products of Alteon and HaptoGuard will increase the ability of the combined company to raise capital for the development and commercialization of its products.

•	The potential to improve Alteon’s strategic position in the markets it serves. Alteon believes that the merger will improve the strategic position of the combined company.

Other Factors Considered by the Alteon Board of Directors
      In the course of deliberations, the Alteon board reviewed with Alteon management and its legal and financial advisors a number of additional factors relevant to the merger, including the following:

•	historical information concerning HaptoGuard’s and Alteon’s respective businesses, financial performance and condition, operations, management and competitive position, including results of operations during the most recent fiscal year for each company;

•	Alteon management’s view of the financial condition, results of operations and businesses of HaptoGuard and Alteon before and after giving effect to the merger, based on management due diligence;

•	current financial market conditions and historical market prices, volatility and trading information with respect to Alteon common stock;

•	Alteon management’s view as to the potential for other third parties to enter into strategic relationships with or to acquire HaptoGuard;

•	certain terms of the merger agreement, including the provisions that prohibit HaptoGuard from soliciting other acquisition offers, the provisions that require HaptoGuard to pay Alteon a termination fee if the merger agreement is terminated by HaptoGuard for specified reasons, and the provisions that require Alteon to pay HaptoGuard a termination fee if the merger agreement is terminated by Alteon for specified reasons;

•	other terms of the merger agreement, including the parties’ respective representations, warranties and covenants, and the conditions to the parties’ respective obligations;

•	an assessment of alternatives to the merger, including development opportunities and other possible acquisition candidates, and the determination that the merger was a strategic fit and presented a unique opportunity to enhance and expand Alteon’s operations, product and service offerings and position Alteon for future growth; and

•	the impact of the merger on Alteon’s stockholders and employees.

Potentially Negative Factors Considered by the Alteon Board of Directors
      Alteon’s board of directors also identified and considered a variety of potentially negative factors in its deliberations concerning the merger, including, but not limited to:

•	the risk that the potential benefits sought in the merger might not be fully realized;

•	the costs and timing of achieving the expected benefits may exceed management’s estimates;

•	the possibility that the merger might not be completed, and the potential adverse effect of the public announcement of the merger on Alteon’s reputation and ability to obtain financing in the future;

•	the significant number of shares to be issued to HaptoGuard stockholders; and

•	other risks described under “Risk Factors” beginning on page I-20 of this Proxy Statement.
      Alteon’s board of directors believes that these risks were outweighed by the potential benefits of the merger. The foregoing discussion is not exhaustive of all factors considered by Alteon’s board of directors, but it does describe all material factors considered by the Alteon board of directors.
      Individual members of Alteon’s board of directors may have considered different factors, and Alteon’s board of directors evaluated these factors as a whole and did not quantify or otherwise assign relative weights to factors considered. There can be no assurance that the potential synergies or opportunities considered by the board of directors of Alteon will be achieved through consummation of the offer. See “Risk Factors” beginning on page I-20.

Recommendation of Alteon’s Board of Directors
      After careful consideration, Alteon’s board of directors has determined the merger to be fair to Alteon’s stockholders and in the best interests of Alteon’s stockholders and declared the merger advisable. Alteon’s board of directors has approved the merger agreement and recommends approval by Alteon’s stockholders of the issuance of the shares pursuant to the merger agreement. In considering the recommendation of the Alteon board of directors with respect to the merger agreement, you should be aware that certain directors and officers of Alteon have certain interests in the merger that are in addition to the interests of Alteon stockholders generally.
Factors Considered by, and Recommendation of, the HaptoGuard Board of Directors

Reasons for the Merger Identified by the HaptoGuard Board of Directors
      In reaching its decision to approve the merger agreement, HaptoGuard’s board of directors consulted with HaptoGuard’s management and legal and financial advisors regarding strategic, legal, operational and financial aspects of the transaction. In the course of reaching its decision to approve the merger agreement and the merger, the HaptoGuard board of directors considered a variety of factors in favor of the merger, including but not limited to, the following:

•	Anticipated improvements in the ability to raise capital. Because HaptoGuard does not contemplate generating significant revenues in the near future, HaptoGuard’s board of directors believe HaptoGuard’s ability to raise capital in crucial to its viability. HaptoGuard’s board of directors believes that a company with more potential drug candidates and a larger infrastructure will be more likely to attract capital.

•	The belief of the HaptoGuard board of directors that the merger represented the best value reasonably available to HaptoGuard’s stockholders for their shares of HaptoGuard. HaptoGuard’s board of directors concluded that the merger represents the best value reasonably available to HaptoGuard’s stockholders. The HaptoGuard board of directors also determined that no other potential strategic partner had expressed an interest in a merger, acquisition or other business combination that would likely be on terms as favorable to HaptoGuard’s stockholders as those of the merger.

•	The likelihood that the combined company will have better opportunities for future growth through diversification and growth of the number of potential drug candidates. HaptoGuard’s board of directors and management analyzed the technology, business, financial performance and condition, prospects and products of each of Alteon and HaptoGuard as separate entities and on a combined basis, and the HaptoGuard board of directors considers it likely that the merger of Alteon and HaptoGuard will provide the combined company with greater opportunities for growth than are available to HaptoGuard as a stand-alone company. HaptoGuard’s board of directors considers the anticipated revenue growth of the combined company to be greater than that achievable by HaptoGuard alone.

•	The ability of HaptoGuard’s stockholders to continue to participate in the growth of the business conducted by Alteon and HaptoGuard after the completion of the merger. HaptoGuard’s board of directors believes that HaptoGuard’s stockholders will have the opportunity to participate in the combined company, with the potential to enhance stockholder value through share ownership in a larger, more competitive company, through their receipt of Alteon common stock in the merger, and to benefit from the potential appreciation in value of Alteon common stock.

•	The strategic fit between Alteon and HaptoGuard. HaptoGuard’s board of directors determined that the combination of Alteon and HaptoGuard represented a good strategic fit. The combined company potentially could take advantage of the complementary nature of its product platforms in cardiovascular diseases, diabetes and other inflammatory diseases. In addition, HaptoGuard’s board of directors believes that the opportunities for the combined company to market its products will exceed those currently available to HaptoGuard.

•	The importance of scale in the increasingly competitive market environments in which both Alteon and HaptoGuard operate. HaptoGuard’s board of directors believes that the merger will enhance the ability of the combined company to compete effectively in competitive market environments, because the combined company will have greater financial resources and a wider array of product offerings.

•	The belief that the combined company will be able to better develop and commercialize its products. Because of the complementary nature of the markets in which Alteon and HaptoGuard historically have focused their efforts, HaptoGuard’s board of directors believes that the opportunity for the combined company to better develop and commercialize products is substantial.

Other Factors Considered by the HaptoGuard Board of Directors
      In the course of its consideration of the merger, the HaptoGuard board of directors reviewed with HaptoGuard management and its legal and financial advisors a number of additional factors relative to the merger, including the following:

•	the strategic and financial alternatives available to HaptoGuard, including the business, financial and execution risks of remaining independent, continuing as a stand-alone entity, seeking to acquire another company, seeking to engage in one or more joint ventures, seeking to engage in a combination with a company other than Alteon, or seeking to complete a private placement of HaptoGuard common stock;

•	the results of HaptoGuard’s due diligence investigation of Alteon;

•	historical and current information concerning HaptoGuard’s and Alteon’s respective businesses, financial performance and condition, operations, management, competitive positions, and prospects, both before and after giving effect to the merger;

•	that, by combining operations, the combined company will likely have enhanced liquidity and access to capital markets;

•	the terms and conditions of the merger agreement;

•	the likely impact of the offer and the transaction on HaptoGuard’s employees; and

•	the qualification of the merger as a tax-free transaction for United States federal income tax purposes.

Potentially Negative Factors Considered by the HaptoGuard Board of Directors
      HaptoGuard’s board of directors also identified and considered potentially negative factors relating to the merger in its deliberations, including but not limited to:

•	the fact that under the terms of the merger agreement, HaptoGuard was required to terminate all discussions and negotiations with other parties who might be interested in negotiating a transaction with HaptoGuard, and that HaptoGuard is restricted in its ability to solicit other acquisition proposals;

•	the challenges and costs of combining the operations of the two companies and the substantial expenses to be incurred in connection with the merger, including the risks that delays or difficulties in completing the integration could adversely affect the combined company’s operating results and preclude or delay the achievement of some or all of the benefits anticipated from the merger;

•	the potential disruption to partner relationships important to either company as a result of the merger;

•	the potential disruptions as a result of the integration process;

•	the possibility that the reactions of existing and potential competitors could adversely affect the competitive environment in which either company currently operates, or the combined company could operate;

•	the termination fee payable by HaptoGuard to Alteon if the merger agreement is terminated by HaptoGuard for specified reasons, as well as the potential deterrence of other potential acquirors resulting from the existence of that termination fee;

•	the risk of diverting management’s attention from other strategic priorities to implement merger integration efforts, as well as the fact that HaptoGuard officers and employees have and will expend considerable efforts attempting to complete the merger and have and will experience significant distractions from their work during the pendency of the merger;

•	the significant transaction costs that HaptoGuard will have incurred in connection with the merger even if the merger is not consummated;

•	the interests that certain executive officers and directors of HaptoGuard may have with respect to the merger in addition to their interests as stockholders of HaptoGuard generally, as described in “Interests of Certain Persons in the Merger” on page I-50;

•	the risk that the merger might not be consummated in a timely manner or at all; and

•	various other applicable risks associated with the merger and the combined company, including those described under “Risk Factors” beginning on page I-20 of this Proxy Statement.
      HaptoGuard’s board of directors believes that these risks were outweighed by the potential benefits of the merger. The foregoing discussion of the information and factors considered by the board of directors of HaptoGuard is not intended to be exhaustive. In view of the wide variety of material factors considered in connection with the evaluation of the offer, and the complexity of these matters, the board of directors of HaptoGuard did not find it practicable to, and did not, quantify or otherwise attempt to assign any relative weight to the various factors considered. In addition, the board of directors of HaptoGuard did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the board of directors of HaptoGuard, but rather the board of directors of HaptoGuard conducted an overall analysis of the factors described above, including discussions with and questioning of HaptoGuard’s senior management and legal advisors. In considering the factors described above, individual members of the board of directors of HaptoGuard may have given different weight to different factors.
      There can be no assurance that the potential synergies or opportunities considered by the board of directors of HaptoGuard will be achieved though consummation of the merger. See “Risk Factors” beginning on page I-20.
Recommendation of HaptoGuard’s Board of Directors
      After careful consideration, HaptoGuard’s board of directors has determined, by unanimous vote of those directors voting on such matters, the merger to be fair to the stockholders of HaptoGuard and in the best interests of such stockholders and declared the merger advisable. HaptoGuard’s board of directors approved the merger agreement and recommends adoption of the merger agreement by the stockholders of HaptoGuard. In considering the recommendation of the HaptoGuard board of directors with respect to the merger agreement, you should be aware that certain directors and officers of HaptoGuard have certain interests in the merger that are different from, or are in addition to, the interests of HaptoGuard stockholders generally. See “— Interests of Certain Persons in the Merger on page I-50.”
Accounting Treatment
      The merger will be accounted for as a purchase by Alteon under accounting principles generally accepted in the United States. Under the purchase method of accounting, the assets and liabilities of HaptoGuard will be recorded, as of the completion of the merger, at their respective fair values and added to those of Alteon. The reported financial condition and results of operations of Alteon issued after completion of the merger will reflect HaptoGuard’s balances and results after completion of the merger, but will not be restated retroactively to reflect the historical financial position or results of operations of HaptoGuard. Following the completion of the merger, the net loss and balance sheet of the combined company will reflect purchase accounting adjustments, including a one-time in-process research and development charge.
Material U.S. Federal Income Tax Consequences of the Merger
      The following is a summary of the material U.S. federal income tax consequences of the merger that are generally applicable to holders of HaptoGuard common stock. This discussion is based upon the Internal Revenue Code of 1986, as amended, which are referred to as the Code, the regulations promulgated under the Code, Internal Revenue Service rulings, and judicial and administrative rulings in effect as of the date hereof, all of which are subject to change, possibly with retroactive effect. Any such change could affect the accuracy of the statements and conclusions discussed below and the tax consequences of the merger. This discussion does not address all aspects of federal income taxation that may be relevant to a HaptoGuard stockholder in light of the stockholder’s particular circumstances, or to those HaptoGuard stockholders who are subject to special rules, such as:

•	financial institutions and mutual funds;

•	banks;

•	insurance companies;

•	investment companies;

•	retirement plans;

•	tax-exempt organizations;

•	dealers in securities;

•	traders in securities that elect to use a mark-to-market method;

•	persons that hold their HaptoGuard common stock as part of a straddle, a hedge against a currency risk or a constructive sale or conversion transaction;

•	persons that are or who hold their HaptoGuard common stock through partnerships or other pass-through entities;

•	persons who are not citizens or residents of the United States or who are foreign corporations, foreign partnerships or foreign estates or trusts for U.S. federal income tax purposes;

•	persons whose functional currency is not the U.S. dollar;

•	persons who hold HaptoGuard stock as qualified small business stock within the meaning of Section 1202 of the Code;

•	persons who are subject to the alternative minimum tax provisions of the Code; or

•	persons who acquired their HaptoGuard common stock in connection with stock option or stock purchase plans or in some other compensatory transaction.
      This discussion assumes that HaptoGuard’s stockholders hold their shares of HaptoGuard common stock as capital assets. In addition, the following discussion does not address the tax consequences of the merger under foreign, state or local tax laws. Furthermore, the discussion does not address the tax consequences of transactions effected before, after, or at the same time as the merger, whether or not they are in connection with the merger, including, without limitation, transactions in which persons acquired HaptoGuard common stock or disposed of Alteon shares. HaptoGuard stockholders are urged to consult their tax advisors as to the U.S. federal income tax consequences of the merger and related reporting obligations, as well as the effects of state, local and non-U.S. tax laws and U.S. tax laws other than income tax laws.
      It is the opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel to Alteon, that, subject to the qualifications set forth herein, the material U.S. federal income tax consequences of the merger are as set forth below, such tax opinions are based on certain assumptions and subject to certain limitations and qualifications, including the assumptions that the merger will be consummated as described in this Proxy Statement and the merger agreement and that the factual representations contained in letters delivered to counsel by Alteon in connection with the tax opinions are true, correct and complete as of the date of the letters and will remain true, correct and complete through the effective time of the merger. An opinion of counsel only represents counsel’s best judgment, and has no binding effect or official status of any kind, and no assurance can be given that contrary positions may not be taken by the IRS or a court considering the issues. Neither Alteon nor HaptoGuard has requested or will request a ruling from the IRS with regard to any of the federal income tax consequences of the merger.

Tax Treatment of HaptoGuard Stockholders in Merger
      The following U.S. federal income tax consequences will result to HaptoGuard stockholders who exchange their HaptoGuard stock for Alteon stock:

•	Qualification as a Reorganization. The merger will be treated as a reorganization within the meaning of Section 368(a) of the United States federal income tax laws.

•	No Gain or Loss. Subject to the discussion below regarding cash received in lieu of fractional shares of Alteon common stock, as well as cash received upon exercise of appraisal rights, HaptoGuard stockholders receiving Alteon common stock in the merger in exchange for HaptoGuard common stock will not recognize any gain or loss as a result of the receipt of Alteon common stock in the merger.

•	Tax Basis and Holding Period. A HaptoGuard stockholder’s aggregate tax basis in the Alteon common stock, including any fractional shares deemed received, as discussed below, will be equal to the aggregate tax basis of the HaptoGuard common stock surrendered in the exchange. A HaptoGuard stockholder’s holding period for the Alteon common stock received will include the holding period for the HaptoGuard common stock surrendered in the exchange.

Cash Payments Received in Lieu of Fractional Shares and/or Fractional Warrants.

•	Gain or Loss. Cash payments received by HaptoGuard stockholders in lieu of fractional shares of Alteon common stock will be treated as if such fractional shares had been issued in the merger and then redeemed by Alteon. A HaptoGuard stockholder receiving such cash will generally recognize capital gain or loss with respect to such payment equal to the difference, if any, between such HaptoGuard stockholder’s tax basis in the fractional share, and the amount of cash received. The capital gain or loss will be long-term if the holding period for such HaptoGuard common stock is more than one year as of the date of the exchange.

Tax Treatment of the Entities.

•	No Gain or Loss. No gain or loss will be recognized by HaptoGuard, Alteon or Alteon Merger Sub, Inc. as a result of this merger.
      Other relevant tax considerations in connection with the merger include the following:
      Payments in connection with the merger may be subject to “backup withholding” at a 28% rate. Backup withholding generally applies if a holder: (a) fails to furnish his, her or its taxpayer identification number, or TIN, (b) furnishes an incorrect TIN, (c) fails to properly include a reportable interest or dividend payment on his, her or its United States federal income tax return or (d) under certain circumstances, fails to provide a certified statement, signed under penalties of perjury, that the TIN provided is its correct number and that the stockholder is not subject to backup withholding. Backup withholding is not an additional tax but merely an advance payment, which may be refunded to the extent it results in an overpayment of tax. Certain persons generally are entitled to exemption from backup withholding, including corporations, financial institutions and certain foreign stockholders if such foreign stockholders submit a statement, signed under penalties of perjury, attesting to their exempt status. Certain penalties apply for failure to furnish correct information and for failure to include reportable payments in income. Each HaptoGuard stockholder should consult such stockholder’s own tax advisor as to his, her or its qualification for exemption from backup withholding and the procedure for obtaining such exemption.
      HaptoGuard stockholders receiving Alteon common stock in the merger should file a statement with their U.S. federal income tax returns for the year in which the merger occurs, setting forth the tax basis in the HaptoGuard common stock exchanged in the merger and the fair market values of the Alteon common stock received in the merger.
      The preceding discussion is intended only as a summary of the material U.S. federal income tax consequences of the merger and does not purport to be a complete analysis or discussion of all potential tax effects relevant thereto. Thus, HaptoGuard stockholders are urged to consult their own tax advisors as to the specific tax consequences to them of the merger, including tax return reporting requirements, the applicability and effect of foreign, federal, state, local and other applicable tax laws and the effect of any proposed changes in the tax laws.
Regulatory Approvals
      Neither Alteon nor HaptoGuard is aware of any government regulatory approvals required to be obtained with respect to the consummation of the merger, except for the filing of a certificate of merger with the office of the Secretary of State of the State of Delaware, and compliance with all applicable state securities laws regarding the offering and issuance of the merger shares.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
Introduction to Unaudited Pro Forma Condensed Combined Financial Statements
      The following Unaudited Pro Forma Condensed Combined Financial Statements combine the historical balance sheets and statements of operations of Alteon and HaptoGuard giving effect to the merger using the purchase method of accounting.
Unaudited Pro Forma Condensed Combined Financial Data
      The Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended March 31, 2006 and the year ended December 31, 2005 and the Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2006 are based on the historical financial statements of Alteon and HaptoGuard, after giving effect to the acquisition of HaptoGuard.
      The Unaudited Pro Forma Condensed Combined Statements of Operations are presented as if the combination had taken place on January 1, 2005. It is expected that following the acquisition Alteon will incur additional costs in connection with integrating the operations of the two companies. These initiatives are expected to involve the termination of employees and the elimination of redundant facilities. Plans with respect to these restructuring activities are in the process of being developed. As such, integration-related costs and the related anticipated cost savings are not included in the accompanying Unaudited Pro Forma Condensed Combined Financial Statements.
      The Unaudited Pro Forma Condensed Combined Balance Sheet is presented to give effect to the acquisition as if it occurred on March 31, 2006, combines the balance sheet for Alteon as of March 31, 2006 with the balance sheet of HaptoGuard as of March 31, 2006 and reflects the allocation of the purchase price to the HaptoGuard assets acquired and liabilities assumed.
      The Unaudited Pro Forma Condensed Combined Financial Statements are based on the estimates and assumptions set forth in the accompanying notes to such statements. The Unaudited Pro Forma Condensed Combined Financial Statements are prepared for illustrative purposes only and are not necessarily indicative of the results that would have been achieved had the transaction been consummated as of the date indicated or that may be achieved in the future.
      The Unaudited Pro Forma Condensed Combined Financial Statements should be read in conjunction with the historical financial statements of Alteon and the historical financial statements of HaptoGuard attached to this Proxy Statement. See Alteon Financial Statements and Annex G attached to this Proxy Statement.

UNAUDITED PROFORMA CONDENSED COMBINED BALANCE SHEET
March 31, 2006

			Proforma		Proforma
	Alteon Inc	HaptoGuard	Adjustments		Combined

	Unaudited
	(In 000’s)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$4,469	$3	2,600	(6)	$6,972
			(100	)(6)
Other current assets	73	1	—		74

Total current assets	4,542	4	2,500		7,046
PROPERTY AND EQUIPMENT, NET	41	5			46
RESTRICTED CASH	150	—			150
OTHER ASSETS	424	24	(424	)(4)	20

TOTAL ASSETS	$5,157	$33	$2,076		$7,266

LIABILITIES AND STOCKHOLDERS EQUITY
CURRENT LIABILITIES:
Accounts payable	$190	$188			$378
Accrued expenses	596	54	376	(4)	1,026

Total liabilities	786	242	376		1,404

STOCKHOLDERS EQUITY:
Preferred stock	1	—	(1	)(7)	(7)
Common stock	580	—	374	(3)	1,199
			110	(6)
			135	(7)
Additional paid in capital	229,400	2,897	(2,897	)(2)	240,401
			8,426	(3)
			2,492	(6)
			(100	)(6)
			(135	)(7)
			318	(5)
Accumulated deficit	(225,610)	(3,106)	3,106	(2)	(235,738)
	—	—	(10,128	)(3)	—

Total stockholders’ equity	4,371	(209)	1,700		5,862

TOTAL LIABILITIES AND STOCKHOLDERS EQUITY	$5,157	$33	$2,076		$7,266

UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE 12 MONTHS ENDED DECEMBER 31, 2005

			Proforma		Proforma
	Alteon Inc	HaptoGuard	Adjustments		Combined

	Unaudited
	(In 000’s except per share amounts)
INCOME:
INVESTMENT INCOME	$358	$10			$368
OTHER INCOME	100	—			100

TOTAL INCOME	$458	$10			$468
EXPENSES:
RESEARCH AND DEVELOPMENT	9,074	916			9,990
GENERAL AND ADMINISTRATIVE	4,325	749			5,074

TOTAL EXPENSES	13,399	1,665			15,064

LOSS BEFORE INCOME TAX BENEFIT	(12,941)	(1,655)			$(14,596)
INCOME TAX BENEFIT	326	—			326

NET LOSS	(12,615)	(1,655)			(14,270)
PREFERRED STOCK DIVIDENDS	4,486	—	(4,486	)(7)	—

NET LOSS APPLICABLE TO COMMON SHAREHOLDERS	$(17,101)	$(1,655)	$4,486		$(14,270)

NET LOSS PER SHARE APPLICABLE TO COMMON SHAREHOLDERS	$(0.30)	$—			$(0.12)

WEIGHTED AVERAGE SHARES	57,639,255	—			119,491,069

Calculation of pro forma adjustment for weighted average shares:
ALTEON INC WEIGHTED AVERAGE SHARES	57,639,255
add:
COMMON SHARES ISSUED TO HAPTOGUARD SHAREHOLDERS	37,399,065
COMMON SHARES ISSUED TO PIPE SHAREHOLDERS	10,340,000
COMMON SHARES ISSUED TO RODMAN AND RENSHAW (PIPE)	620,400
COMMON SHARES ISSUED TO GENENTECH UPON CONVERSION	13,492,349

TOTAL	119,491,069

UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE 3 MONTHS ENDED MARCH 31, 2006

			Proforma		Proforma
	Alteon Inc	HaptoGuard	Adjustments		Combined

	Unaudited
	(In 000’s except per share amounts)
INCOME:
INVESTMENT INCOME	$60	$2			$62
OTHER INCOME	—	—			—

TOTAL INCOME	$60	$2			$62
EXPENSES:
RESEARCH AND DEVELOPMENT	450	481			931
GENERAL AND ADMINISTRATIVE	1,232	172			1,404

TOTAL EXPENSES	1,682	653			2,335

LOSS BEFORE INCOME TAX BENEFIT	(1,622)	(651)			(2,273)
INCOME TAX BENEFIT	—	—			—

NET LOSS	(1,622)	(651)			(2,273)
PREFERRED STOCK DIVIDENDS	1,175	—	(1,175	)(7)	—

NET LOSS APPLICABLE TO COMMON SHAREHOLDERS	$(2,797)	$(651)	(1,175)		$(2,273)

NET LOSS PER SHARE APPLICABLE TO COMMON SHAREHOLDERS	$(0.05)	$—			$(0.02)

WEIGHTED AVERAGE SHARES	57,996,711	—			119,848,525

Calculation of pro forma adjustment for weighted average shares:
ALTEON INC WEIGHTED AVERAGE SHARES	57,996,711
add:
COMMON SHARES ISSUED TO HAPTOGUARD SHAREHOLDERS	37,399,065
COMMON SHARES ISSUED TO PIPE SHAREHOLDERS	10,340,000
COMMON SHARES ISSUED TO RODMAN AND RENSHAW (PIPE)	620,400
COMMON SHARES ISSUED TO GENENTECH UPON CONVERSION	13,492,349

TOTAL	119,848,525

Notes to Unaudited Pro Forma Condensed Combined Financial Statements
      (1) Description of Transaction and Basis of Presentation
      On April 19, 2006, Alteon entered into a definitive merger agreement with HaptoGuard, Inc., Genentech, Inc. and Alteon Merger Sub, Inc., a wholly-owned subsidiary of Alteon. The merger agreement provides that upon the terms and subject to the conditions set forth in the merger agreement, Merger Sub will merge with and into HaptoGuard, with HaptoGuard becoming the surviving corporation and a wholly-owned subsidiary of Alteon.
      At the effective time of the merger, (a) pursuant to the terms of Alteon’s certificate of incorporation and the merger agreement, Genentech will convert a portion of Alteon’s preferred stock that it holds into shares of Alteon’s common stock, such that the number of such shares of common stock to be issued will, when added to the shares of common stock already owned by Genentech, equal 19.99% of Alteon’s outstanding common stock as calculated after the conversion of the preferred stock; (b) Genentech will transfer to HaptoGuard a portion of Alteon preferred stock held by it, in such an amount that will convert to a number of shares of Alteon common stock, in accordance with the terms of Alteon’s certificate of incorporation and the terms of the merger agreement equal in value to $3,500,000 (the price per share of Alteon common stock based on the volume-weighted average price of the per share selling prices on the American Stock Exchange for the twenty (20) trading days immediately preceding the signing of the merger agreement); (c) Genentech will transfer to Alteon all of the remaining shares of Alteon preferred stock held by Genentech which are not either converted or transferred, and such shares of preferred stock shall cease to be outstanding, be canceled and retired without payment of any consideration therefor other than pursuant to the terms of the merger agreement and cease to exist; (d) every share of HaptoGuard common stock issued and outstanding immediately prior to the effective time of the merger (other than the dissenting shares) shall be converted into the right to receive a number of shares of Alteon common stock equal to the quotient of (i) the sum of (x) a number of shares of Alteon common stock to be issued by Alteon to HaptoGuard stockholders at the effective time with a value of $5.3 million, plus (y) the number of shares of Alteon common stock to be issued pursuant to section (b) above at the effective time, the market value of (x) and (y) to be equal to $8,800,000, divided by (ii) the sum of (x) the number of outstanding shares of HaptoGuard common stock at the effective time, and (y) the number of Share Equivalents (as defined below) (the “Exchange Ratio”); and (e) each share of HaptoGuard common stock held in the treasury of HaptoGuard and each share of HaptoGuard common stock owned by Alteon or by any direct or indirect wholly-owned subsidiary of HaptoGuard or Alteon immediately prior to the effective time shall, by virtue of the merger and without any action on the part of the holder thereof, cease to be outstanding, be canceled and retired without payment of any consideration therefor other than pursuant to the terms of the merger agreement and cease to exist. Alteon will assume each outstanding vested or unvested option to purchase HaptoGuard common stock, which will be exercisable following the merger for the number of shares of HaptoGuard common stock that were purchasable under such option immediately prior to the effective time of the merger multiplied by the Exchange Ratio (rounded down to the nearest whole number of shares of common stock) and the per share exercise price for the shares of HaptoGuard common stock issuable upon exercise of such assumed option will be equal to the quotient determined by dividing the exercise price per share of HaptoGuard common stock at which such option was exercisable immediately prior to the effective time of the merger by the Exchange Ratio (and rounding the resulting exercise price up to the nearest whole cent). All outstanding warrants to purchase HaptoGuard common stock will be exchanged for the right to receive a number of shares of Alteon common stock (“Share Equivalents”) at the effective time of the merger which will have a market value equal to the difference between (i) the market value of the product of the number of shares of HaptoGuard common stock that were purchasable under such warrants immediately prior to the Effective Time multiplied by the Exchange Ratio (rounded down to the nearest whole number of shares of Alteon common stock) and (ii) the total exercise price of such warrant.
      HaptoGuard has made customary representations, warranties and covenants in the merger agreement, including, among others, covenants (i) to conduct its business in the ordinary course consistent with past practice during the interim period between the execution of the merger agreement and consummation of the merger, (ii) not to engage in certain kinds of transactions during such period, and (iii) not to solicit proposals relating to alternative business combination transactions. Alteon and Merger Sub have also made customary representations, warranties and covenants in the merger agreement, including covenants (i) to conduct its business in the ordinary course consistent with past practice during the interim period between the execution of the merger agreement and consummation of the merger and (ii) not to engage in certain kinds of transactions during such period.
      Consummation of the merger is subject to certain conditions, including (i) receipt of any necessary governmental approvals, (ii) approval of the merger agreement and the merger by the stockholders of Alteon and HaptoGuard, (iii) absence of any law or order prohibiting the consummation of the merger, and (iv) subject to certain exceptions, the accuracy of the representations and warranties made by HaptoGuard and by Alteon.
      The merger agreement contains certain termination rights for both HaptoGuard and Alteon. Upon termination of the merger agreement under specified circumstances, the terminating party would be required to pay the other party a termination fee of $440,000 plus any payments already made pursuant to the merger agreement.
      The merger will be accounted for as a purchase by Alteon under accounting principles generally accepted in the United States of America. Under the purchase method of accounting, the net liabilities of HaptoGuard will be recorded as of the acquisition date, at their respective fair values, and combined with those of Alteon. The reported financial condition and results of operations of Alteon will reflect these values, but will not be restated retroactively to reflect the historical financial position or results of operations of HaptoGuard.
      As required by FASB Interpretation No. 4, “Applicability of FASB Statement No. 2 to Business Combinations Accounted for by the Purchase Method”, the Company will record a charge upon the closing of the transaction of approximately $10,092,000 for the estimate of the portion of the purchase price allocated to acquired IPRD (in-process research and development).
      A valuation using the guidance in SFAS NO. 141, “Business Combinations” and the AICPA Practice Aid “Assets Acquired in a Business Combination to Be Used in Research and Development Activities: A Focus on Software, Electronic Devices and Pharmaceutical Industries” was performed to determine the fair value of research and development projects of HaptoGuard which were in-process but not yet completed.
      (2) To eliminate the stockholders’ deficiency accounts of HaptoGuard.
      (3) To reflect the issuance of 37,399,065 shares of common stock to HaptoGuard shareholders, including 22,524,437 shares from Alteon and 14,874,628 shares from the conversion of Genentech’s preferred stock ownership in Alteon. The number of shares was calculated by dividing the preliminary purchase price of $8,800,000 by the 20-day volume weighted average market price of the stock or $0.2353.
      The components of the preliminary purchase price, which we anticipate will be charged to IPRD, are summarized as follows (000’s):

Common stock issued	$8,800
Fair value of HaptoGuard vested options @ 3/31/06	318
Estimated transaction costs	800

9,918
Net liabilities assumed	210

Total purchase price	$10,128

      (4) To reflect estimated transaction costs.
      (5) To reflect the fair value of vested HaptoGuard stock options exchanged for Alteon options.

      (6) To reflect the issuance of 10,960,400 shares of common stock in connection with a PIPE to new investors at signing of definitive merger agreement. Includes 620,400 common shares issued to placement agent in lieu of cash fee. 10,340,000 sold for a price of $0.25 providing gross proceeds of $2,585,000 less approximately $100,000 in other cash expenses for net proceeds to Alteon of $2,485,000.
      (7) To reflect the partial conversion and cancellation of all outstanding preferred stock to Genentech in exchange for 13,492,349 shares of common stock and certain rights and royalties as noted in the definitive merger agreement.

INTERESTS OF CERTAIN PERSONS IN THE MERGER
Interests of Alteon’s Executive Officers and Directors in the Merger
      In considering the recommendation of the Alteon board of directors that the Alteon stockholders vote FOR the merger and the merger agreement and the issuance of shares and the transfer and conversion of shares contemplated thereby, Alteon stockholders should be aware that certain members of the management and board of directors of Alteon have interests in the merger that may be different from, or in addition to, the interests of the Alteon stockholders generally. The board of directors of Alteon was aware of these potential conflicts of interest during its deliberations on the merits of the merger and in making its decision to approve the merger, the merger agreement and the related transactions.
Severance Arrangements
      Alteon entered into a three-year amended and restated employment agreement with Kenneth I. Moch as of December 15, 2004 as clarified and supplemented by Alteon’s Board meetings dated November 4, 2005 and December 7, 2005, pursuant to which the Board agreed that Mr. Moch should also be paid an amount equal to six months of his current annual salary upon the closing of a strategic transaction or liquidation in a way to maximize tax benefit to Mr. Moch and Alteon. Under the terms of the amended and restated employment agreement, Mr. Moch serves as Alteon’s Chief Executive Officer and is entitled to an annual salary for the 2006 fiscal year of $382,454 and a bonus of up to $150,000. Alteon entered into a three-year amended and restated employment agreement with Judith S. Hedstrom as of February 11, 2005 as clarified and supplemented by Alteon’s Board meetings dated November 4, 2005 and December 7, 2005, pursuant to which the Board confirmed that Ms. Hedstrom would receive one-year’s salary if terminated without cause prior to a change in control transaction. Further, it was agreed that she be offered a consulting contract for three months following termination, that she would be available to Alteon for up to 15 days during this period, and that her compensation under this agreement would be an extension of her right to exercise her stock options for a 2 year period commencing on April 30, 2006. It was also agreed that she would remain entitled to receive her CIC Plan benefit upon a Change in Control, offset by the amount of any payment received under her consulting contract and upon the termination of her employment without cause (i.e., total 1x salary benefit under the CIC Plan).
      In February 1996, Alteon adopted the Alteon Inc. Change in Control Severance Benefits Plan to protect and retain qualified employees and to encourage their full attention, free from distractions caused by personal uncertainties and risks in the event of a pending or threatened change in control of Alteon. The Change in Control Severance Plan provides for severance benefits to certain employees upon certain terminations of employment after or in connection with a change in control of Alteon as defined in the Change in Control Severance Plan. Following a qualifying termination that occurs as a result of a change in control, our executive officers will be entitled to continuation of (i) their base salary for a period of 24 months, and (ii) all benefit programs and plans providing for health and insurance benefits for a period of up to 18 months. In addition, upon a change in control of us, all outstanding unexercisable stock options held by certain employees that are participants in the Change in Control Severance Plan will become exercisable. The Change in Control Severance Plan was terminated in November 2005. However, such provisions remain in effect for Mr. Moch and Ms. Hedstrom pursuant to the terms of their employment agreements.
      The Alteon Severance Plan, which became effective June 1, 2005, provides for severance payments and benefits to certain employees upon termination of their employment as a result of a triggering event as defined in the Alteon Severance Plan. Upon a triggering event, these employees will be entitled to continuation of (i) their base salary for a period of up to six months, and (ii) all benefit programs and plans providing for health care coverage for a period of up to three months. Our obligation to provide severance payments and benefits to each employee ends if the employee secures employment during such time periods. In the event the merger is approved and all eligible employees are effected by a triggering event, the cost of such benefits would be approximately $1,429,764 in the aggregate.

Interests of HaptoGuard’s Executive Officers and Directors in the Merger
      In considering the recommendation of the HaptoGuard board of directors that the HaptoGuard stockholders vote FOR the adoption of the merger agreement, HaptoGuard stockholders should be aware that certain members of the management and board of directors of HaptoGuard have interests in the merger that may be different from, or in addition to, the interests of the HaptoGuard stockholders generally. The board of directors of HaptoGuard was aware of these potential conflicts of interest during its deliberations on the merits of the merger and in making its decision to approve the merger, the merger agreement and the related transactions.

Alteon Management and Board Membership
      Three members of the HaptoGuard board of directors will be members of the Alteon board of directors, contingent upon completion of the merger. Upon the effectiveness of the merger, each new director will be entitled to receive cash compensation and option grants. All members of the board of directors of Alteon are eligible to receive cash compensation and option grants as further set forth under “Chapter Three — Other Information Regarding Alteon — Management — Compensation of Directors.” In addition, upon the effectiveness of the merger, Noah Berkowitz and Dr. Malcolm MacNab will hold executive positions and be paid employees of the combined company.

Indemnification; Directors’ and Officers’ Insurance
      For a period of six years after the closing of the merger, Alteon has agreed to indemnify the individuals who, on or before the closing of the merger, were officers or directors of HaptoGuard, with respect to all acts or omissions before the closing of the merger by these individuals in these capacities. HaptoGuard has agreed to use commercially reasonable efforts to negotiate and secure a “tail” on its existing directors, officers and company liability insurance policies with a nationally recognized insurance carrier providing for coverage at least as good as the coverage in its existing policy, for a period of six years from the effective time of the merger, provided however that such coverage shall not cost more than $400,000 in the aggregate to be paid by Alteon. Alteon has agreed that prior to the effective time of the merger, Alteon will negotiate and acquire a “tail” effective at the effective time of the merger, on its existing directors, officers and company liability insurance policy for a period of six years from the effective time of the merger, provided however that such coverage shall not cost more than $800,000 in the aggregate to be paid by Alteon. Alteon has further agreed to honor all of HaptoGuard’s indemnification agreements in existence prior to the closing of the merger.

THE MERGER AGREEMENT
      The following summary of the merger agreement is qualified by reference to the complete text of the merger agreement, which is incorporated by reference and attached hereto as Annex A. The merger agreement has been included to provide you with information regarding its terms. You are encouraged to read the entire merger agreement. The merger agreement is not intended to provide any other factual information about us. Such information can be found elsewhere in this Proxy Statement and in the other public filings Alteon makes with the Securities and Exchange Commission, which are available without charge at www.sec.gov.
Structure of the Merger
      Under the merger agreement, Alteon Merger Sub, Inc., a wholly owned subsidiary of Alteon, will merge into HaptoGuard, with HaptoGuard becoming the surviving corporation.
Timing of Closing; Effective Time of the Merger
      The closing will occur as promptly as practicable and in any event within two business days after the day on which the last of the conditions set forth in the merger agreement has been satisfied or waived (in accordance with the terms of the merger agreement), unless the parties to the merger agreement agree to a different date or the merger agreement has been terminated prior to such date. Alteon expects that, immediately upon the closing of the merger, the parties will cause to be filed a certificate of merger with the Secretary of State of Delaware, at which time the merger will be effective.
Restructuring of Genentech’s Preferred Stock Position in Alteon
      Genentech currently owns 1,418.41 shares of Alteon’s Series G Preferred Stock and 4,260.52 shares of Alteon’s Series H Preferred Stock. On the basis of the trading price of Alteon common stock on March 31, 2006, such shares are convertible into 222,702,745 shares of common stock of Alteon, which would be approximately 79.3% of the outstanding shares of Alteon common stock as of March 31, 2006. Although Genentech is limited as to the number of shares of common stock of Alteon which it may own, it would be allowed to sell any shares converted and then convert additional shares of preferred stock. As part of the merger, Genentech will convert a portion of its existing preferred Alteon stock to 13,492,349 shares of Alteon common stock, which number after combined with prior shares owned would represent approximately 11.99% of the combined company after completion of the merger. A portion of the preferred stock held by Genentech, which when converted to common stock equals approximately $3.5 million in Alteon common stock, will be transferred to HaptoGuard shareholders as part of the merger. The remaining Alteon preferred stock held by Genentech will be cancelled and there will be no shares of preferred stock of any class outstanding. As consideration for the conversion, transfer and cancellation of Alteon preferred stock by Genentech, it will receive from the combined company certain milestone payments and royalties on net sales of alagebrium, Alteon’s lead compound, as well as a right of first negotiation on ALT-2074, HaptoGuard’s lead compound. This restructuring reduces Genentech’s ownership of Alteon and removes the substantial liquidation preference of Genentech’s stock which will remove an impediment to future financings of the combined company.
Merger Consideration
      At the effective time of the Merger, (a) pursuant to the terms of Alteon’s certificate of incorporation and the Merger Agreement, Genentech will convert a portion of the Alteon preferred stock that it holds into shares of Alteon common stock, such that the number of such shares of Alteon common stock to be issued will, when added to the shares of Alteon common stock already owned by Genentech, equal 19.99% of Alteon’s outstanding common stock, as calculated after the conversion of such Alteon preferred stock but prior to (i) the issuance of shares of Alteon common stock in connection with the merger; (ii) the issuance of Alteon common stock and warrants in connection with the $2.6 financing which occurred immediately after the signing of the merger agreement; and (iii) the conversion of Alteon preferred stock to be transferred to

HaptoGuard in connection with the merger as described in clause (b); (b) Genentech will transfer to HaptoGuard a portion of Alteon preferred stock held by it, in such an amount that will convert to a number of shares of Alteon common stock, in accordance with the terms of Alteon’s certificate of incorporation and the terms of the Merger Agreement equal in value to $3,500,000 (the value of the price per share of the Alteon common stock referenced herein equal to $0.2353, based on the volume-weighted average price of the per share selling prices on the American Stock Exchange for the twenty (20) trading days immediately preceding the signing of the Merger Agreement); (c) Genentech will transfer to Alteon all of the remaining shares of Alteon preferred stock held by Genentech which are not either converted or transferred, and such shares of Alteon preferred stock shall cease to be outstanding, be canceled and retired without payment of any consideration therefor other than pursuant to the terms of the Merger Agreement and cease to exist; (d) every share of HaptoGuard common stock (the “Shares”) issued and outstanding immediately prior to the effective time of the Merger (other than the dissenting shares) shall be converted into the right to receive a number of shares of Alteon common stock equal to the quotient of (i) the sum of (x) a number of shares of Alteon common stock to be issued by Alteon to HaptoGuard stockholders at the effective time with a value of $5.3 million (the “Alteon Shares”), plus (y) the number of shares of Alteon common stock to be issued pursuant to section (b) above at the effective time, the market value of (x) and (y) to be equal to $8,800,000, divided by (ii) the sum of (x) the number of outstanding Shares at the effective time, and (y) the number of Share Equivalents (as defined below) (the “Exchange Ratio”); and (e) each Share held in the treasury of HaptoGuard and each Share owned by Alteon or by any direct or indirect wholly-owned subsidiary of HaptoGuard or Alteon immediately prior to the effective time shall, by virtue of the Merger and without any action on the part of the holder thereof, cease to be outstanding, be canceled and retired without payment of any consideration therefor other than pursuant to the terms of the Merger Agreement and cease to exist. Alteon will not issue any fractional shares. HaptoGuard stockholders will receive a check in the amount of (1) the fractional share multiplied by the price per share as determined by the volume-weighted average of the per share selling prices on the American Stock Exchange for the twenty (20) trading days immediately prior to the signing of the merger agreement.
      In consideration of the conversion, transfer and cancellation of shares by Genentech to HaptoGuard, Genentech will receive from the combined company certain milestone payments and royalties on net sales of alagebrium, Alteon’s lead compound, as well as a right of first negotiation on ALT-2074, HaptoGuard’s lead compound.
      For example:
      If you currently own 1,000 shares of HaptoGuard common stock, then at the effective time of the merger, based upon an assumed stock exchange ratio of approximately 3,521, you would receive 3,521,000 shares of Alteon common stock, and a check for any resulting fractional share of Alteon common stock. The value of the stock that you will receive will fluctuate as the price of Alteon common stock changes prior to the merger.
Treatment of HaptoGuard Stock Options and Warrants
      Alteon will assume each outstanding vested or unvested option to purchase HaptoGuard common stock, which will be exercisable following the Merger for a number of shares of Alteon common stock that is equal to the product of the number of shares of HaptoGuard common stock that were purchasable under such option immediately prior to the effective time of the merger multiplied by the exchange ratio (rounded down to the nearest whole number of shares of Alteon common stock) and the per share exercise price for the shares of Alteon common stock issuable upon exercise of such assumed option will be equal to the quotient determined by dividing the exercise price per share of HaptoGuard common stock at which such option was exercisable immediately prior to the effective time of the merger by the exchange ratio (and rounding the resulting exercise price up to the nearest whole cent).
      All outstanding warrants to purchase HaptoGuard common stock will be exchanged for the right to receive a number of shares of Alteon common stock (“Share Equivalents”) at the effective time of the Merger which will have a market value equal to the difference between (i) the market value of the product of the number of shares of HaptoGuard common stock that were purchasable under such warrants immediately prior to the Effective Time multiplied by the Exchange Ratio (rounded down to the nearest whole number of shares of Alteon common stock) and (ii) the total exercise price of such warrant.
Exchange of Shares
      Promptly after the effective time of the merger, Alteon will provide to each holder of HaptoGuard stock instructions explaining how to surrender HaptoGuard stock certificates to Alteon. Holders of HaptoGuard stock that surrender their certificates to Alteon, together with a properly completed letter of transmittal, will receive the appropriate merger consideration. Holders of unexchanged shares of HaptoGuard stock will not be entitled to receive any dividends or other distributions payable by Alteon after the closing until their certificates are surrendered.
      Alteon will not issue any fractional shares. HaptoGuard stockholders will receive a check in the amount of (1) the fractional share multiplied by the price per share as determined by the volume-weighted average of the per share selling prices on the American Stock Exchange for the twenty (20) trading days immediately prior to the signing of the merger agreement.
Alteon Board of Directors and Related Matters
      Alteon has agreed to take the necessary corporate actions so that, as of the closing of the merger, three nominees of HaptoGuard will become directors of Alteon. Upon completion of the merger, the board of directors will consist of eight members, including four of the current Alteon directors which shall initially consist of Kenneth I. Moch, Thomas Moore, Marilyn Breslow, and George M. Naimark, plus three nominees of HaptoGuard which shall initially consist of Noah Berkowitz, Wayne Yetter and Mary Tanner and one independent member to be designated by the board who may be appointed to the board after the completion of the merger.
Certain Covenants
      Each of Alteon and HaptoGuard has undertaken certain covenants in the merger agreement. The following summarizes the most significant of these covenants.
      No Solicitation by HaptoGuard. HaptoGuard has agreed that it and its officers, directors, employees, representatives or agents will not take action to solicit or encourage an offer for an “acquisition proposal.” An “acquisition proposal” is any other proposal or offer regarding any acquisition, merger, take-over bid, sale of substantial assets, sale of shares of capital stock (including without limitation by tender offer) or similar transactions. Restricted actions include engaging in discussions or negotiations with any potential bidder, or disclosing non-public information relating to HaptoGuard. HaptoGuard must inform Alteon of the identity of any potential bidder and the terms of any offer.
      HaptoGuard Board of Directors’ Covenant to Recommend. The HaptoGuard board of directors has agreed to recommend the adoption of the merger agreement and the merger to HaptoGuard’s stockholders.
      Alteon Board of Directors’ Covenant to Recommend. The Alteon board of directors has agreed to recommend the approval of the merger agreement and the issuance of Alteon common stock in connection with the merger to Alteon’s stockholders.
      Interim Operations of Alteon and HaptoGuard. Each of Alteon and HaptoGuard has undertaken a separate covenant that places restrictions on it until either the effective time of the merger or until the merger agreement is terminated. In general, HaptoGuard is required to conduct its business in the ordinary course consistent with past practice and to use its commercially reasonable efforts to preserve intact its business organization and relationships with third parties. Alteon has agreed to conduct its business in the ordinary course and consistent with past practice.

      The companies have also agreed to some specific restrictions which are subject to exceptions described in the merger agreement. The following table summarizes the most significant of these restrictions, subject to certain exceptions, undertaken by each company:

Restriction	HaptoGuard	Alteon

Amending its organizational documents	*	*
Acquire by merger, consolidation, or otherwise an interest in any corporation, limited liability company or other business	*	*
Issuing or disposing of equity securities, options or other securities convertible into or exercisable for equity securities	*	*
Splitting, combining or reclassifying its capital stock	*	*
Declaring, setting aside or paying dividends	*	*
Selling, transferring, or encumbering assets	*	*
Amending the terms of any outstanding stock options	*	*
Making significant capital expenditures, subject to certain ordinary course exceptions	*	*
Increasing employee compensation or benefits, except for normal ordinary course increases consistent with past practice, or establishing, adopting, entering into or amending any employee benefit plan	*	*
Changing its accounting policies	*	*
      Reasonable Efforts Covenant. Alteon and HaptoGuard have agreed to cooperate with each other and use all commercially reasonable efforts to take all actions and do all things necessary or advisable under the merger agreement and applicable laws to complete the merger and the other transactions contemplated by the merger agreement.
      Indemnification and Insurance of HaptoGuard Directors and Officers. For a period of six years after the closing of the merger, Alteon has agreed to indemnify the individuals who, on or before the closing of the merger, were officers or directors of HaptoGuard, with respect to all acts or omissions before the closing of the merger by these individuals in these capacities. HaptoGuard has agreed to use commercially reasonable efforts to negotiate and secure a “tail” on its existing directors, officers and company liability insurance policies with a nationally recognized insurance carrier providing for coverage at least as good as the coverage in its existing policy, for a period of six years from the effective time of the merger, provided however that such coverage shall not cost more than $400,000 in the aggregate to be paid by Alteon. Alteon has agreed that prior to the effective time of the merger, Alteon will negotiate and acquire a “tail” effective at the effective time of the merger, on its existing directors, officers and company liability insurance policy for a period of six years from the effective time of the merger, provided however that such coverage shall not cost more than $800,000 in the aggregate to be paid by Alteon. Alteon has further agreed to honor all of HaptoGuard’s indemnification agreements in existence prior to the closing of the merger.
Representations and Warranties
      The merger agreement contains representations and warranties made by Alteon and HaptoGuard to each other with respect to each party’s:

•	organization and qualifications to do business in foreign jurisdictions;

•	subsidiaries;

•	corporate authorization to enter into the merger;

•	board consent to the transaction and stockholder votes required to adoption of the merger agreement or the issuance of Alteon shares pursuant to the merger agreement;

•	SEC filings and certain compliance matters;

•	governmental approvals required in connection with the merger;

•	absence of any breach of organizational documents, law or certain material agreements as a result of the merger;

•	capitalization;

•	absence of certain material changes since a specified balance sheet date;

•	intellectual property;

•	tax matters;

•	finders’ or advisors’ fees;

•	absence of undisclosed material liabilities;

•	compliance with laws;

•	material permits;

•	restrictions on business activities;

•	employee benefits matters;

•	insurance policies;

•	environmental matters; and

•	business practices.
      In addition, HaptoGuard has made representations and warranties with respect to its:

•	information provided by it for inclusion in this Proxy Statement;

•	financial statements;

•	litigation;

•	labor and employment matters;

•	properties and assets; and

•	material contracts.
      The representations and warranties in the merger agreement shall survive the closing of the merger for a period of twelve (12) months, except with respect to the representations made by HaptoGuard with respect to its taxes and environmental matters, which shall survive until the expiration of the applicable statutes of limitation with respect to such claims.
Conditions to the Completion of the Merger
      Mutual Closing Conditions. The obligations of Alteon and HaptoGuard to complete the merger are subject to the satisfaction or, to the extent legally permissible, waiver of the following conditions:

•	approval of the merger and the merger agreement and the issuance of Alteon stock and transfer and conversion of shares contemplated thereby by the Alteon stockholders;

•	approval and adoption of the merger agreement by the HaptoGuard stockholders;

•	absence of legal prohibition on completion of the merger; and

•	all necessary governmental approvals shall have been obtained;

      Additional Closing Conditions for HaptoGuard’s Benefit. HaptoGuard’s obligations to complete the merger are subject to the following additional conditions:

•	accuracy as of closing of the representations and warranties made by Alteon to the extent specified in the merger agreement;

•	performance by Alteon of the obligations required to be performed by it at or prior to closing to the extent specified in the merger agreement;

•	all material consents and approvals required to be obtained, and all filings required to be made, by Alteon for the execution and delivery of the merger agreement and the consummation of the transactions contemplated thereby shall have been obtained and made;

•	no governmental actions or proceedings shall have been instituted, pending or threatened seeking to prohibit or limit HaptoGuard from exercising all material rights and privileges pertaining to its ownership of the surviving corporation in the merger or the ownership or operation by HaptoGuard of all or a material portion of the business or assets of HaptoGuard, or seeking to compel HaptoGuard to dispose of or hold separate all or any material portion of the business or assets of HaptoGuard, as a result of the merger or the transactions contemplated by the merger agreement;

•	assumption by Alteon of all outstanding vested and unvested options to purchase HaptoGuard Common Stock; and

•	adoption of an employment agreement for Dr. Berkowitz in form and substance reasonably identical to the proposed employment agreement Dr. Berkowitz would have received from HaptoGuard in the event of an acquisition transaction involving HaptoGuard (where HaptoGuard remains the controlling entity).
      Additional Closing Conditions for Alteon’s Benefit. Alteon’s obligations to complete the merger are subject to the following additional conditions:

•	accuracy as of closing of the representations and warranties made by HaptoGuard to the extent specified in the merger agreement;

•	performance by HaptoGuard of the obligations required to be performed by it at or prior to closing to the extent specified in the merger agreement;

•	all consents and approvals, if any, relating to certain material agreements have been obtained and such agreements are in full force and effect;

•	no governmental actions or proceedings shall have been instituted, pending or threatened seeking to prohibit or limit Alteon from exercising all material rights and privileges pertaining to its ownership of the surviving corporation in the merger or the ownership or operation by Alteon of all or a material portion of the business or assets of Alteon, or seeking to compel Alteon to dispose of or hold separate all or any material portion of the business or assets of Alteon, as a result of the merger or the transactions contemplated by the merger agreement; and

•	certain voting agreements and lock-up agreements, as specified, shall have been entered into and be in full force and effect.
      Additional Closing Conditions for Genentech’s Benefit. Genentech’s obligations to consummate the transaction contemplated by the merger agreement are subject to the following additional conditions:

•	Alteon shall have filed an amendment to its Certificate of Designations of its Series G Preferred Stock and Series H Preferred Stock as described herein;

•	the shares of Alteon common stock issuable to Genentech upon conversion of the shares of Series G Preferred Stock and Series H Preferred Stock held by Genentech shall have been approved for listing on the American Stock Exchange;

•	accuracy as of closing of the representations and warranties made by Alteon and HaptoGuard to the extent specified in the merger agreement; and

•	performance by Alteon and HaptoGuard of the obligations required to be performed by it at or prior to closing to the extent specified in the merger agreement except as would not have a material adverse effect on such party.
Interim Payments to HaptoGuard
      In order to allow HaptoGuard to continue its clinical development programs and in consideration for HaptoGuard’s agreement to provide Noah Berkowitz and Malcolm MacNab to provide advice and counsel to Alteon during the period from the signing of the merger agreement to the effective time of the merger with respect to the clinical development of alagebrium, Alteon agreed to pay HaptoGuard an amount equal to $140,000 per month, subject to adjustment by agreement upon any material changes in personnel or clinical development programs, to be applied by HaptoGuard to payment of salaries and existing clinical development programs or additional programs as may be agreed upon by such parties going forward.
      In consideration of HaptoGuard’s agreement to provide advice and counsel to Alteon with respect to the corporate and scientific development of certain Alteon technology for the period from January 1, 2006 through the effective time of the merger, as described in a consulting agreement between Alteon and HaptoGuard, Alteon agreed to pay HaptoGuard an amount equal to $125,000 to be applied by HaptoGuard to payment of salaries and existing clinical development programs, or additional programs as agreed upon by such parties going forward.
Termination of the Merger Agreement
      Right to Terminate. The merger agreement may be terminated at any time prior to the effective time of the merger in any of the following ways:

•	By the mutual written consent of Alteon and HaptoGuard.

•	By Alteon or HaptoGuard if:

(1) subject to certain exceptions set forth in the merger agreement, the merger has not been completed by August 30, 2006;

(2) Alteon or HaptoGuard stockholders fail to approve the issuance of shares of Alteon common stock or adopt the merger agreement, respectively, at a duly held meeting, provided that the party terminating may not be the party whose conduct was responsible for the failure to receive such vote;

(3) certain breaches of covenants of the other party, respectively; or

(4) if any representation or warranty of the other party or Genentech proves to be untrue prior to the effective time of the merger, if such failure to be true would reasonably be likely to have a material adverse effect, as defined in the merger agreement, if the terminating party is not in material breach of any of its obligation under the merger agreement and such representation or warranty is not made true within ten (10) business days of the date such representation or warranty became untrue.

•	By either Alteon, HaptoGuard or Genentech if there is a permanent legal prohibition to closing the merger.

•	By Genentech if:

(1) it is not in material breach of any of its obligations under the merger agreement, if any representation or warranty of Alteon or HaptoGuard set forth in the merger agreement proved to have been untrue prior to the effective time of the merger, if such failure to be true would reasonably be likely to have a material adverse effect as defined in the merger agreement and such representation or warranty is not made true within ten (10) business days of the date such representation or warranty became untrue; or

(2) upon a breach of any covenant or agreement on the part of HaptoGuard or Alteon set forth in the merger agreement, in either case, such that any of Genentech’s conditions to consummate the transactions contemplated by the merger agreement would not be satisfied, provided that, if such breach is curable prior to the expiration of ten (10) days from its occurrence by Alteon or HaptoGuard, as the case may be, through the exercise of its commercially reasonable efforts and for so long as Alteon or HaptoGuard, as the case may be, continues to exercise such commercially reasonable efforts, Genentech may not terminate unless such 10-day period expires without such breach having been cured.
      If the merger agreement is validly terminated, the agreement will become void without any liability on the part of any party unless such party is, prior to such termination, in breach thereof. However, the provisions of the merger agreement relating to termination fees will continue in effect notwithstanding termination of the merger agreement.
Termination Fees

Termination Fees Payable by HaptoGuard.
      HaptoGuard shall pay Alteon (x) a fee of $440,000 and (y) the amount of any interim payments made by Alteon to HaptoGuard pursuant to the merger agreement for payment of salaries and existing clinical development programs, or additional programs as agreed upon by such parties going forward (other than those made pursuant to the consulting agreement), upon the termination of the merger agreement by Alteon (i) in the event of the failure to receive HaptoGuard stockholder approval of the merger agreement; (ii) upon breach of any of HaptoGuard’s covenants or agreements but only with respect to a termination for a breach of any material covenant or agreement, (provided that at the time of such termination Alteon is not in material breach of any of the covenants or agreements set forth in the merger agreement that are applicable to Alteon), or (iii) if any representation or warranty of HaptoGuard proves to be untrue prior to the effective time of the merger, if such failure to be true would reasonably be likely to have a material adverse effect, as defined in the merger agreement, if Alteon is not in material breach of any of its obligation under the merger agreement and such representation or warranty is not made true within ten (10) business days of the date such representation or warranty became untrue.

Termination Fees Payable by Alteon.
      Alteon shall pay HaptoGuard a fee of $440,000 upon the termination of the merger agreement by HaptoGuard (i) in the event of the failure to receive Alteon stockholder approval of the issuance of shares of Alteon common stock or adoption of the merger agreement, (ii) upon breach of any of Alteon’s covenants or agreements but only with respect to a termination for a breach of any material covenant or agreement, (provided that at the time of such termination HaptoGuard is not in material breach of any of the covenants or agreements set forth in the merger agreement that are applicable to HaptoGuard), or (iii) if any representation or warranty of Alteon or Genentech proves to be untrue prior to the effective time of the merger, if such failure to be true would reasonably be likely to have a material adverse effect, as defined in the merger agreement, if HaptoGuard is not in material breach of any of its obligation under the merger agreement and such representation or warranty is not made true within ten (10) business days of the date such representation or warranty became untrue.
Voting Agreements
      All executive officers and directors of HaptoGuard, together with their affiliates, own as a group approximately 56% of the shares of HaptoGuard common stock entitled to vote to adopt the merger agreement. A vote of a majority of the outstanding shares of HaptoGuard common stock is required to adopt the merger agreement.
      The Chief Executive Officer of HaptoGuard, Dr. Noah Berkowitz, and a family trust for the benefit of certain members of his family, together representing approximately 41% of HaptoGuard outstanding common stock, have entered into voting agreements with Alteon, under which these persons have agreed to vote their shares of HaptoGuard common stock:

•	in favor of the adoption and approval of the merger agreement,

•	against any action or agreement that would reasonably be expected to compete with, prevent, impede, interfere with, attempt to discourage the merger or inhibit the timely consummation of the merger,

•	against any action or agreement that, to Stockholder’s knowledge, would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of HaptoGuard under the merger agreement, and

•	except for the merger and the merger agreement, against any merger, consolidation, business combination, reorganization, recapitalization, liquidation or sale or transfer of any material assets of HaptoGuard or its subsidiaries.
Other Expenses
      Except as described above or herein, all costs and expenses incurred in connection with the merger agreement and related transactions will be paid by the party incurring such costs or expenses, whether or not the merger is consummated.
      Alteon shall be responsible for all fees and expenses incurred in relation to the preparation, printing, and distribution of this Proxy Statement, including any amendments or supplements thereto, provided that HaptoGuard shall pay the incremental costs for distributing the Proxy Statement to the shareholders of HaptoGuard and its costs in providing information for inclusion in the proxy statement.
      Within thirty (30) days of receiving an invoice from Genentech with supporting documentation attached, Alteon shall pay 100% of Genentech’s legal fees up to an amount of $50,000. In the event that such fees exceed $50,000, Alteon will pay 50% of such excess, up to an additional $25,000 to be paid by Alteon. In no case will Alteon pay more than $75,000 for such legal fees.
Amendments and Waivers
      Any provision of the merger agreement may be amended or waived prior to closing if the amendment or waiver is in writing and signed, in the case of an amendment, by HaptoGuard and Alteon or, in the case of a waiver, by the party against whom the waiver is to be effective. Notwithstanding the foregoing, no amendment may be made with respect to Genentech’s representations and warranties, the indemnification provisions, and certain other sections of the merger agreement without Genentech’s written consent. After the adoption of the merger agreement by the stockholders of HaptoGuard and the approval of the issuance of shares of Alteon common stock in the merger by the stockholders of Alteon, no amendment or waiver that by law requires further approval by stockholders may be made without the further approval of such stockholders.
Appraisal Rights
      By virtue of Section 262 of the Delaware General Corporation Law, or the DGCL, if holders of HaptoGuard stock exercise appraisal rights in connection with the merger, any shares of HaptoGuard stock as to which such appraisal rights are exercised will not be converted into the right to receive shares of Alteon common stock but instead will be converted into the right to receive such consideration as may be determined to be due with respect to such dissenting shares pursuant to the DGCL.
      THE FOLLOWING SUMMARY OF THE PROVISIONS OF SECTION 262 IS NOT INTENDED TO BE A COMPLETE STATEMENT OF SUCH PROVISIONS AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SECTION 262, A COPY OF WHICH IS ATTACHED HERETO AS ANNEX D AND IS INCORPORATED HEREIN BY REFERENCE.
      If the merger is approved by the required vote of HaptoGuard’s stockholders, each holder of HaptoGuard stock who (1) files written notice with HaptoGuard of his, her or its intention to exercise his, her or its rights to appraisal of his, her or its shares prior to the HaptoGuard special meeting and (2) does not vote in favor of adoption of the merger agreement and who follows the procedures set forth in Section 262 will be entitled to have his, her or its HaptoGuard stock purchased by the surviving corporation for cash at the fair market value of the shares of HaptoGuard stock. The fair market value of shares of HaptoGuard stock will be determined by the Delaware Court of Chancery, exclusive of any element of value arising from the merger. The shares of HaptoGuard stock with respect to which holders have perfected their appraisal demand in accordance with Section 262 and have not effectively withdrawn or lost such appraisal rights are referred to in this Proxy Statement as the “dissenting shares.”
      Within ten days after the effective date, HaptoGuard must mail a notice to all stockholders who have complied with 1 and 2 above notifying such stockholders of the effective date. Within 120 days after the effective date such holders of stock may file a petition in the Delaware Court of Chancery for the appraisal of their shares, provided such holders may within 60 days of the effective date withdraw their demand for appraisal. Within 120 days of the effective time, the holders of dissenting shares may also, upon written request, receive from the surviving corporation a statement setting forth the aggregate number of shares with respect to which demands for appraisals have been received.
      If any holder of HaptoGuard stock who demands the appraisal and purchase of his, her or its shares under Section 262 fails to perfect, or effectively withdraws or loses his, her or its right to such purchase, the shares of such holder will be converted into a right to receive a number of shares of Alteon common stock in accordance with the terms of the merger agreement. Dissenting shares lose their status as dissenting shares if

•	the merger is abandoned;

•	the shares are transferred prior to their submission for the required endorsement;

•	the dissenting stockholder fails to make a timely written demand for appraisal;

•	the dissenting shares are voted in favor of adoption of the merger agreement;

•	neither Alteon nor the stockholder files a complaint or intervenes in a pending action within 120 days after mailing of the approval notice; or

•	the stockholder delivers to Alteon a written withdrawal of such stockholder’s demand for appraisal of his, her or its shares.
      FAILURE TO FOLLOW THE STEPS REQUIRED BY SECTION 262 FOR PERFECTING APPRAISAL RIGHTS MAY RESULT IN THE LOSS OF SUCH RIGHTS (IN WHICH EVENT A STOCKHOLDER WILL BE ENTITLED TO RECEIVE THE CONSIDERATION RECEIVABLE WITH RESPECT TO SUCH DISSENTING SHARES IN ACCORDANCE WITH THE MERGER AGREEMENT). IN VIEW OF THE COMPLEXITY OF THE PROVISIONS OF SECTION 262, HAPTOGUARD STOCKHOLDERS WHO ARE CONSIDERING OBJECTION TO THE MERGER SHOULD CONSULT THEIR OWN LEGAL ADVISORS.

CHAPTER TWO — INFORMATION ABOUT THE MEETING AND VOTING
      Alteon’s board of directors is using this Proxy Statement to solicit proxies from the holders of Alteon common stock for use at the Alteon annual meeting. We are first mailing this Proxy Statement and accompanying form of proxy to Alteon stockholders on or about June 26, 2006.
Matters Relating to the Meetings

	Alteon Annual Meeting	HaptoGuard Special Meeting

Date, Time and Place:	July 19, 2006 10:00 a.m., Eastern Time The Hanover Marriott 1401 Route 10 East Whippany, New Jersey 07981	July 18, 2006 10:00 a.m., Eastern Time Park 80 West Plaza II, Suite 200 Saddle Brook, NJ 07663
Purpose of Meeting is to Vote on the Following Items:	1. the merger and merger agreement and the issuance of shares of Alteon common stock and the transfer and conversion of shares of Alteon common stock contemplated thereby, described under “Chapter One — The Merger — The Merger Transaction — General” on page I-32;	1. adoption of the merger agreement as described under “Chapter One — The Merger — The Merger Transaction — General” on page I- 32; and
	2. the adjournment of the annual meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1;	2. adjournment of the special meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1; and
	3. the amendment to Alteon’s Certificate of Designation of Series G Preferred Stock, as described in the attached Proxy Statement; as described under “Chapter Six — Alteon Annual Meeting Proposals — Item 2 — Amendment of Certificates of Designation” beginning on page VI-1;	3. such other matters as may properly come before the HaptoGuard meeting, including the approval of any adjournment of the meeting.
4. the amendment to Alteon’s Certificate of Designation of Series H Preferred Stock, as described in the attached Proxy Statement; as described under “Chapter Six — Alteon Annual Meeting Proposals — Item 2 — Amendment of Certificates of Designation” beginning on page VI-1;

	Alteon Annual Meeting	HaptoGuard Special Meeting

5. the election of two directors to serve until the completion of the merger or, in the event the merger is not complete, the Annual Meeting of Stockholders to be held in 2009 and until their successors have been duly elected and qualified;
6. the ratification of the appointment by the Audit Committee of the board of directors of J.H. Cohn LLP as the independent registered public accounting firm of Alteon for the fiscal year ending December 31, 2006;
7. the amendment to the Alteon 2005 Stock Plan to reserve additional shares of Alteon common stock for issuance thereunder; and
8. such other matters as may properly come before the Alteon meeting, including the approval of any adjournment of the meeting.
Record Date:	The record date for shares entitled to vote is June 9, 2006.	The record date for shares entitled to vote is June 27, 2006.
Outstanding Shares Held on Record Date:	As of June 9, 2006, there were 68,957,111 shares of Alteon common stock outstanding. As of June 9, 2006, there were 11,418,000 shares of Alteon Series G Preferred Stock and 4,261,000 shares of Alteon Series H Preferred Stock outstanding.	As of June 27, 2006, there were 10,464 shares of HaptoGuard common stock outstanding.
Shares Entitled to Vote:	Shares entitled to vote are Alteon common stock held at the close of business on the record date, June 9, 2006.	Shares entitled to vote are HaptoGuard common stock held at the close of business on the record date, June 27, 2006.
	Each share of Alteon common stock that you own entitles you to one vote.	Each share of HaptoGuard common stock that you own entitles you to one vote.
	Shares held by Alteon in its treasury, if any, are not voted.	Shares held by HaptoGuard in its treasury, if any, are not voted.

	Alteon Annual Meeting	HaptoGuard Special Meeting

Quorum Requirement:	A quorum of stockholders is necessary to hold a valid meeting. This means the holders of at least a majority of our common stock must be represented at the meeting, either by proxy or in person. Votes that are withheld, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.	A quorum of stockholders is necessary to hold a valid meeting. This means the holders of at least a majority of our common stock must be represented at the meeting, either by proxy or in person. Votes that are withheld, abstentions and broker non- votes will be counted for purposes of determining the presence or absence of a quorum.
Outstanding Shares Entitled to Vote and Owned by Alteon and HaptoGuard Directors, Executive Officers and their Affiliates as of June 9, 2006:	65,090 shares of Alteon common stock outstanding and entitled to vote at the Alteon annual meeting. These shares represent in total approximately less than 1% of the voting power of Alteon’s common stock outstanding and entitled to vote at the Alteon meeting.	5,846 shares of HaptoGuard common stock outstanding and entitled to vote at the HaptoGuard special meeting. These shares represent in total approximately 56% of the voting power of HaptoGuard’s common stock outstanding and entitled to vote at the HaptoGuard meeting.
Vote Necessary to Approve Alteon and HaptoGuard Proposals

Item	Vote Necessary

I.	Merger Proposal	Alteon:
Approval of the merger and merger agreement and the issuance of shares of Alteon common stock and the transfer and conversion of shares of Alteon common stock contemplated thereby described in “Chapter One — The Merger” requires an affirmative vote of a majority of the votes cast. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.
HaptoGuard: Adoption of the merger agreement described in “Chapter One — The Merger” requires an affirmative vote of a majority of the issued and outstanding shares of HaptoGuard common stock.
II.	Adjournment of the meeting, if necessary	Alteon:
Approval of the adjournment of Alteon’s annual meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient vote to approve the issuance of the shares of Alteon common stock pursuant to the merger agreement requires the affirmative vote of a majority of the votes cast, regardless of whether a quorum is present. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.
HaptoGuard:
Approval of the adjournment of HaptoGuard’s special meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of adoption of the merger agreement requires the affirmative vote of a majority of the votes cast, if a quorum is present.

Item	Vote Necessary

III.	Amendment of Alteon’s Certificates of Designation	Alteon:
The amendment of Alteon’s certificates of designation as described in “Chapter Six — Alteon Annual Meeting Proposals — Item 2 — Amendment” requires the affirmative vote of a majority of the issued and outstanding common stock and two-thirds of the issued and outstanding Series G Preferred Stock and Series H Preferred Stock, respectively. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.
HaptoGuard: Not Applicable
IV.	Election of two directors to serve until the completion of the merger or, in the event the merger is not completed, until the Annual Meeting of Stockholders to be held in 2009 and until their successors have been duly elected and qualified.	Alteon:
The election of two directors to Alteon’s board as described in “Chapter Six — Alteon Annual Meeting Proposals — Item 3 — Election of Directors” requires the affirmative vote of a plurality of the votes cast. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes. Broker non- votes have no effect and will not be counted towards the vote total for any proposal.
HaptoGuard: Not Applicable
V.	Ratification of the appointment by the Audit Committee of J.H. Cohn LLP as the independent registered public accounting firm of Alteon	Alteon:
The ratification of the appointment by the Audit Committee of J.H. Cohn LLP as the independent registered public accounting firm of Alteon as described in “Chapter Six — Alteon Annual Meeting Proposals — Item 4 — Ratification of Selection of Independent Registered Public Accounting Firm” requires the affirmative vote of a majority of the votes cast. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.
HaptoGuard: Not Applicable
VI.	Amendment of Alteon’s 2005 Stock Plan	Alteon:
The amendment of Alteon’s 2005 Stock Plan as described in “Chapter Six — Alteon Annual Meeting Proposals — Item 5 — Amendment of 2005 Stock Plan” requires the affirmative vote of a majority of the votes cast. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.
HaptoGuard: Not Applicable
Voting
      Voting. You may vote in person at your meeting or by proxy. We recommend you vote by proxy even if you plan to attend your meeting. You can always change your vote at the meeting.
      Voting instructions are included on your proxy or proxy card. If you properly give your proxy and submit it in time to vote (or vote electronically via the Internet or telephone), one of the individuals named as your proxy will vote your shares as you have directed. You may vote for or against the proposals or abstain from voting. If you mark your proxy “abstain” with respect to any proposal, you will be in effect voting against the proposal. In addition, if you fail to send in your proxy, this, too, will have the same negative effect. If your shares are held in “street name” by a broker, bank or other nominee, the broker cannot vote your shares on any proposal without your instructions. This is a “broker non-vote.” A “broker non-vote” with respect to a proposal may have the effect of a vote against that proposal.

How to Vote by Proxy

Alteon	HaptoGuard

Complete, sign, date and return your proxy card in the enclosed envelope. You may also vote electronically by Internet or telephone if your proxy card so indicates. You are encouraged to vote electronically if you have that option.	Complete, sign, date and return your proxy card in the enclosed envelope.
      If you submit your proxy but do not make specific choices, your proxy will follow the board of directors’ recommendations and vote your shares:

Alteon	HaptoGuard

• “FOR” the merger and merger agreement and the issuance of shares of Alteon common stock and the transfer and conversion of shares of Alteon common stock contemplated thereby;	• “FOR” adoption of the merger agreement;
• “FOR” the adjournment of Alteon’s annual meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient vote to approve the merger and merger agreement and the issuance of shares of Alteon common stock and the transfer and conversion of shares of Alteon common stock contemplated thereby;	• “FOR” the adjournment of HaptoGuard’s special meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of adoption of the merger agreement; and
• “FOR” the amendment of Alteon’s certificates of designation of Series G Preferred Stock and Series H Preferred Stock;	• In its discretion as to any other business that may properly come before the HaptoGuard meeting.
• “FOR” the ratification of J.H. Cohn LLP as the independent registered public accounting firm;
• “FOR” the amendment of Alteon’s 2005 Stock Plan;
• “FOR” any proposal by the Alteon board of directors to adjourn the meeting; and
• In its discretion as to any other business that may properly come before the Alteon meeting.
      Revoking Your Proxy. You may revoke your proxy before it is voted by:

•	submitting a new proxy with a later date,

•	submitting a vote electronically via the Internet or by telephone with a later date, if that was how the original vote was submitted,

•	notifying your company’s Secretary in writing before the meeting that you have revoked your proxy, or

•	voting in person at the meeting.
      Voting in person. If you plan to attend a meeting and wish to vote in person, we will give you a ballot at the meeting. However, if your shares are held in the name of your broker, bank or other nominee, and you are a Alteon stockholder, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on June 9, 2006, the Alteon record date for shares entitled to vote at the annual meeting. If your shares are held in the name of your broker, bank or other nominee, and you are a HaptoGuard stockholder, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on June 27, 2006, the HaptoGuard record date for shares entitled to vote at the special meeting.
      People with disabilities. We can provide reasonable assistance to help you participate in the meeting if you tell us about your disability and your plan to attend. Please call or write to the Secretary of your company at least two weeks before your meeting at the number or address under “The Companies” on page I-1.
      Proxy solicitation. Alteon will pay its own costs, if any, of soliciting proxies. Alteon reserves the right to retain outside agencies for the purpose of soliciting proxies.
      HaptoGuard will pay its own costs, if any, of soliciting proxies.
      In addition to this mailing, Alteon and HaptoGuard employees may solicit proxies personally, electronically or by telephone.
      The extent to which these proxy soliciting efforts will be necessary depends entirely upon how promptly proxies are submitted. You should send in your proxy without delay. We also reimburse brokers and other nominees for their expenses in sending these materials to you and getting your voting instructions.
      Do not send in any stock certificates with your proxy. Alteon will provide instructions for the surrender of stock certificates for HaptoGuard common stock to HaptoGuard stockholders immediately following the completion of the merger.
Other Business; Adjournments
      We are not currently aware of any other business to be acted upon at either meeting. Under the laws of Delaware, where Alteon and HaptoGuard are each incorporated, no business other than procedural matters may be raised at either the Alteon meeting or the HaptoGuard meeting unless proper notice to the stockholders has been given. If, however, other matters are properly brought before either meeting, or any adjourned meeting, your proxies will have discretion to vote or act on those matters according to their best judgment, including to adjourn the meeting.
      Adjournments may be made for the purpose of, among other things, soliciting additional proxies. Any adjournment may be made from time to time by approval of the holders of shares representing a majority of the votes present in person or by proxy at the meeting, whether or not a quorum exists, without further notice other than by an announcement made at the meeting. Neither Alteon nor HaptoGuard currently intends to seek an adjournment of their meetings.
Appraisal Rights
      Holders of Alteon common stock are not entitled to appraisal rights under Delaware law in connection with any matters to be voted on at the special meeting.
      Holders of HaptoGuard common stock are entitled to appraisal rights under Delaware law in connection with the merger. In order to validly exercise their dissenters’ appraisal rights under Delaware law, HaptoGuard stockholders shall (1) file a written notice with HaptoGuard prior to the HaptoGuard special meeting of the stockholder’s intent to demand payment for fair value for such holder’s shares and (2) not vote such shares in favor of adoption of the merger agreement, as more fully described in “The Merger Agreement — Appraisal Rights.” See “Chapter Five — Comparison of Stockholder Rights — Appraisal Rights.”

CHAPTER THREE — OTHER INFORMATION REGARDING ALTEON
BUSINESS OF ALTEON
Overview
      We are a product-based biopharmaceutical company engaged in the development of small molecule drugs to treat and prevent cardiovascular disease and diabetes. We identified several promising product candidates that we believe represent novel approaches to some of the largest pharmaceutical markets. We have advanced one of these products into Phase 2 clinical trials.
      Our lead drug candidate, alagebrium chloride or alagebrium (formerly ALT-711), is a product of our drug discovery and development program. Alagebrium has demonstrated potential efficacy in two clinical trials in heart failure, as well as in animal models of heart failure and nephropathy, among others. It has been tested in approximately 1,000 patients in a number of Phase 1 and Phase 2 clinical trials. Our goal is to develop alagebrium in diastolic heart failure (DHF). This disease represents a rapidly growing market of unmet need, particularly common among diabetic patients, and alagebrium has demonstrated relevant clinical activity in two Phase 2 clinical trials.
      We are in the process of preparing to submit an investigational new drug application (IND) to the Division of Cardio-Renal Drug Products (the Cardio-Renal division) specifically for alagebrium in heart failure, in order to expand our clinical program in this therapeutic area. However, any continued development of alagebrium by us is contingent upon our entering into strategic collaboration agreements for this product candidate which, among other things, would be required to include funding for product development.
      In June 2005, our SPECTRA (Systolic Pressure Efficacy and Safety Trial of Alagebrium) Phase 2b trial in systolic hypertension was discontinued after an interim analysis found that the data did not indicate a treatment effect of alagebrium and we have ceased development of alagebrium for this indication.
      Also, in June 2005, we announced that we had submitted preclinical toxicity data on alagebrium to two divisions of the United States Food and Drug Administration’s, or FDA’s, Center for Drug Evaluation and Research (CDER), specifically the Division of Cardio-Renal Drug Products and the Division of Reproductive and Urologic Drug Products (the Reproductive/ Urologic division). The preclinical toxicity data were submitted in support of our view that liver alterations previously observed in rats, and reported in December 2004, were related to the male rat metabolism and not to genotoxic pathways. Subsequent preliminary data on liver alterations in rats had caused us to voluntarily suspend enrolling new patients into all of our alagebrium clinical trials in February 2005.
      Following review of the rat liver data, the Cardio-Renal division allowed us to proceed with the development of alagebrium in cardiovascular indications. The Reproductive/ Urologic division placed on clinical hold further enrollment in the EMERALD (Efficacy and Safety of AlagebriuM in ERectile Dysfunction in MALe Diabetics) study, our Phase 2a study of alagebrium in diabetic patients with erectile dysfunction, and requested further preclinical toxicity data, which we submitted in August 2005. After review of these data, the Reproductive/ Urologic division decided to maintain the clinical hold pending further preclinical testing. In January 2006, we announced that we had withdrawn the IND for the EMERALD study. We decided instead to commit our resources to the development of alagebrium in cardiovascular diseases. There can be no assurance that we will ever pursue the development of alagebrium for the ED indication.
      In November 2005, we announced that data presented at the American Heart Association (AHA), Scientific Sessions from the Phase 2a PEDESTAL (Patients with Impaired Ejection Fraction and Diastolic Dysfunction: Efficacy and Safety Trial of ALagebrium) study in diastolic dysfunction demonstrated the ability of alagebrium to improve measures of diastolic function, including a significant reduction in left ventricular mass.
      Also in November 2005, in conjunction with a presentation at the AHA, we announced positive findings from a Phase 2a study to evaluate the potential effects of alagebrium on endothelial dysfunction. Initiated in

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February 2004, the study was conducted at Johns Hopkins University (JHU) School of Medicine under grants from the National Heart, Lung and Blood Institute and the Society of Geriatric Cardiology.
      As a result of having withdrawn the IND for the EMERALD study, there is no clinical hold remaining on alagebrium from any division of the FDA. The FDA has never placed a clinical hold on our protocols in cardiovascular diseases, which are under the oversight of CDER’s Division of Cardio-Renal Drug Products.
      We are primarily focused on fundraising activities and exploring strategic relationships to support our development programs. During 2005, as part of these efforts, we engaged an investment banking firm to help us identify potential strategic options for the company. On April 19, we entered into a definitive Agreement and Plan of Merger with Alteon Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Alteon, HaptoGuard, Inc., a Delaware corporation, and Genentech, Inc., a Delaware corporation. On April 21, 2006, we closed a private placement of Units, consisting of common stock and warrants, for gross proceeds of approximately $2.6 million. At the present time, we have significantly curtailed all product development activities of alagebrium due to the absence of sufficient financial resources to continue its development.
      We were incorporated in Delaware in October 1986. Our headquarters are located at 6 Campus Drive, Parsippany, New Jersey 07054. We maintain a web site at www.alteon.com and our telephone number is (201) 934-5000. Our annual reports on Form 10-K, our quarterly reports on Form 10-Q, our current reports on Form 8-K, and all amendments to those reports, are available to you free of charge through the “Investor Relations” section of our website as soon as reasonably practicable after such materials have been electronically filed with, or furnished to, the Securities and Exchange Commission.
PATHWAYS

The A.G.E. Pathway
      Advanced Glycation End-Products (A.G.E.) are glucose/protein complexes and are formed by a reaction between circulating blood glucose molecules and proteins. A.G.E.’s have been associated with protein crosslinking. These pathological complexes affect the structural chemistry of tissues and organs, resulting in increased stiffness and fibrosis, and compromised function. The A.G.E. pathway may provide the scientific explanation for how and why many of the medical complications of the aging process occur with higher frequency and earlier in life in diabetic patients. Diabetic individuals form excessive amounts of A.G.E.s earlier in life than do non-diabetic individuals, due primarily to higher levels of blood glucose. For this reason, diabetes may be viewed as an accelerated form of aging.
      A.G.E.s and A.G.E. crosslinks are considered to be likely causative factors in the development of many age-related and diabetic disorders. For example, proteins in the body such as collagen and elastin, which play an important role in maintaining the elasticity of the cardiovascular system, are prime targets for A.G.E. crosslinking. This stiffening process can impair the normal function of contractile organs, such as blood vessels, which depend on flexibility for normal function. A loss of flexibility of the vasculature is associated with a number of cardiovascular disorders, including diastolic dysfunction, left ventricular hypertrophy (LVH) and heart failure itself, as well as other diabetic complications.
      In addition to their role in promoting the fibrosis and stiffening of tissues and organs throughout the body, A.G.E.s have been shown to contribute to disease by adversely altering multiple inflammatory and metabolic pathways. A.G.E.s can lead to pathologic alterations commonly associated with diabetic nephropathy, retinopathy and processes that accelerate atherosclerosis.
      In recent years, our research and drug development activities targeting the A.G.E. pathway have focused on the development of A.G.E. Crosslink Breakers and A.G.E. Formation Inhibitors. We believe that we were the first company to focus on the development of compounds to treat diseases caused by A.G.E. formation and crosslinking. Since our inception, we have created an extensive library of novel compounds targeting the A.G.E. pathway and have actively pursued patent protection for these discoveries.
      The primary focus of our research and development activities is alagebrium, which is our lead product candidate, and we believe it to be the only A.G.E. Crosslink Breaker to have entered advanced human clinical

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testing. Alagebrium is the first rapidly-acting oral agent designed to “break” A.G.E. crosslinks, the benefit of which may be to restore structure and function to tissues and organs, thereby potentially reversing the damage caused by aging and diabetes.
OUR BUSINESS STRATEGY
      Our strategy has been to develop drug candidates from our proprietary portfolio of new chemical entities with a goal to develop compounds to address large medical needs that are unmet by existing therapies. We may seek, as appropriate, to selectively in-license clinical stage compounds and as appropriate to out-license or co-develop some drug candidates with corporate partners. Assuming we continue the clinical development of alagebrium, we may elect to retain development and marketing rights for one or several indications, while at the same time continuing to evaluate potential corporate partnerships for the further development and ultimate marketing of the compound. In addition to these pipeline products, we have identified compounds in multiple chemical classes of A.G.E. Crosslink Breakers and A.G.E. Formation inhibitors that may warrant further evaluation and potential development.
      In August 2005, in order to enable us to move forward with the continued development of alagebrium, we announced that we had engaged the services of Burrill & Company (Burrill) to assist in developing and identifying options designed to diversify our portfolio of product candidates and to enhance the ability to raise financing in the future. Such options include the acquisition of technologies and product programs, licensing opportunities, the sale to or merger into another company, and debt and equity financing.
MARKETS OF OPPORTUNITY
      Our research and development efforts have led us to an initial focus on cardiovascular and other vascular diseases, including heart failure, retinopathy and nephropathy, as well as other complications of diabetes. Therapeutic targeting of the A.G.E. pathway may reverse the progressive fibrosis and stiffening of tissues and organs thus potentially broadening our markets of opportunity to include additional medical disorders related to aging and diabetes. Importantly, there are currently no marketed drugs of which we are aware that are known to work directly on A.G.E.s and the structural stiffening of tissues and organs that lead to diseases such as heart failure and renal failure.
Diastolic Dysfunction in Heart Failure/ Left Ventricular Hypertrophy
      Diastolic dysfunction is the impaired ability of the heart to relax and fill properly after a contraction, in part due to the stiffening of the heart tissue. It is characterized by higher than normal pressures during the relaxing phase of the heart cycle (diastole). If the heart tissue (interstitium) has stiffened, the filling of the heart will be impaired. When the ventricles (the heart’s lower pumping chambers) do not relax and fill normally, increased pressure and fluid in the blood vessels of the lungs may be a result (pulmonary congestion), resulting in shortness of breath. Diastolic dysfunction can also cause increased pressure and fluid in the blood vessels returning to the heart (systemic congestion). Diastolic dysfunction is common to both systolic and diastolic heart failure in a group that collectively numbers about five million in the United States alone. DHF, which is estimated to account for 30% to 50% of all heart failure cases, is an especially poorly treated medical condition. Data presented from the Phase 2a PEDESTAL study in diastolic dysfunction demonstrated the ability of alagebrium to improve measures of diastolic function.
      Left ventricular hypertrophy, refers to the thickening of the left ventricle that can occur progressively with hypertension and DHF. It can lead to decreased cardiac output, the inability to meet the circulatory needs of the body and to heart failure itself. It is a condition associated with many cardiovascular diseases and DHF. Patients who were treated with alagebrium have experienced a rapid remodeling of the heart, resulting in a statistically significant reduction of left ventricular mass, as well as a marked improvement in the initial phase of left ventricular diastolic filling. Additionally, in several preclinical studies, alagebrium has been shown to reduce the thickening of the left ventricle and induce a reverse remodeling of the heart.
      The endothelium, a single-cell lining of the arteries that acts as an interface between the blood and arterial wall, is impaired in many cardiovascular conditions. Endothelial damage, and the resulting inability of

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smaller vessels to react to changes in blood pressure and flow, can be a predictor of present and future cardiovascular disease. Recent evidence suggests that when arteries become increasingly stiff, endothelial function is worsened even when the endothelial cells themselves are normal. The loss of vascular tone, due to the interaction between arterial stiffening and endothelial function, may be important in explaining why stiff arteries are a major risk factor for cardiovascular disease. Alagebrium has been shown to significantly improve endothelial function.
Complications of Diabetes
      A significant portion of diabetic individuals develop cardiovascular diseases and other complications due to the high levels of blood glucose and A.G.E.s within the body. According to the American Diabetes Association, heart disease is the leading cause of diabetes-related deaths. Heart disease death rates are two to four times higher in adults with diabetes than adults without diabetes. The risk of stroke is also two to four times higher in those with diabetes.
      The Diabetes Control and Complications Trial, a multi-center clinical trial conducted by the National Institutes of Health, demonstrated that elevated blood glucose levels significantly increase the rate of progression of blood vessel, kidney, eye and nerve complications from diabetes. More than 50% of people with diabetes in the United States develop diabetic complications that range from mild to severe.
Kidney Disease
      Kidney disease is a significant cause of morbidity and mortality in patients with Type 1 and Type 2 diabetes. It is a chronic and progressive disease that affects approximately one-third of patients with Type 1 diabetes and approximately 10-15% of patients with Type 2 diabetes. One of the early signs of kidney damage is microalbuminuria (characterized by leakage of small amounts of protein into the urine), which progresses to overt nephropathy (characterized by leakage of large amounts of protein into the urine) and ultimately to end-stage renal disease. Diabetes is the leading cause of kidney failure in the United States.
OUR TECHNOLOGY: THE A.G.E. PATHWAY IN AGING AND DIABETES
      The harmful consequences of A.G.E. formation in man were proposed in the 1980’s by our scientific founders as an outgrowth of a research effort focused on diabetes. The foundation for our technology is the experimental evidence that intervention along the A.G.E. pathway provides significant benefit in slowing or reversing the development of serious diseases in the diabetic and aging populations. We are the pioneers in A.G.E. technology, and we have built an extensive patent estate covering our discoveries and compounds.
      A.G.E.s are permanent structures that form when simple sugars, such as glucose, bind to the surface of proteins. As the body ages, A.G.E. complexes form on proteins continuously and naturally, though slowly throughout life, at a rate dependent upon glucose levels and on the body’s natural ability to clear these pathological structures. A.G.E. complexes subsequently crosslink to other proteins. The A.G.E. crosslink has been found to be unique in biology and is prevalent in animal models of aging and diabetes. Scientific literature suggests that the formation and subsequent crosslinking of A.G.E.s is an inevitable part of the aging process and diabetes that leads to the progressive loss of flexibility and function in various tissues and organs.
      The formation and crosslinking of A.G.E.s is a well-known process in food chemistry called the Maillard Reaction. The browning and toughening of food during the cooking process occurs, in part, as a result of the formation of A.G.E. complexes between sugars and the amino acids of proteins.
      The A.G.E. pathway may provide the scientific explanation for how and why many of the medical complications of the aging process occur with higher frequency and earlier in life in diabetic patients. Diabetic individuals form excessive amounts of A.G.E.s earlier in life than do non-diabetic individuals, due primarily to higher levels of blood sugar. For this reason, diabetes may be viewed as an accelerated form of aging.
      A.G.E.s and A.G.E. crosslinks are considered likely causative factors in the development of many age-related and diabetic disorders. For example, proteins in the body, such as collagen and elastin, which play an important role in maintaining the elasticity of the cardiovascular system, are prime targets for A.G.E.

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crosslinking. This stiffening process can impair the normal function of contractile organs, such as blood vessels, which depend on flexibility for normal function. A loss of flexibility of the vasculature is associated with a number of cardiovascular disorders diastolic dysfunction, LVH and heart failure itself, as well as ED and other diabetic complications.
      In addition to their role in promoting fibrosis and stiffening of tissues and organs throughout the body, A.G.E.s have been shown to contribute to disease by adversely altering multiple inflammatory and metabolic pathways. A.G.E.s can lead to pathologic alterations commonly associated with diabetic nephropathy, retinopathy and alterations in molecules that accelerate atherosclerosis.
      We incurred research and development expenditures of $9,074,000, $10,147,000 and $9,930,000 for the years ended December 31, 2005, 2004 and 2003, respectively.
A.G.E. Crosslink Breakers
      A.G.E. Crosslink Breakers have the potential to treat a number of medical disorders where loss of flexibility or elasticity leads to a loss in function. Our lead clinical candidate, alagebrium, has demonstrated the ability to reverse tissue damage and restore function to the cardiovascular system in Phase 2 clinical studies in cardiovascular distensibility and DHF. Additionally, we are evaluating the development of several compounds in the breaker class for other indications where A.G.E. crosslinking leads to abnormal function.
      We have identified several potential chemical classes of A.G.E. Crosslink Breakers, and have an extensive library of compounds.
Alagebrium
      Alagebrium is a small, easily synthesized compound with a rapid mode of action. It is well absorbed from an oral tablet formulation. The compound has completed several Phase 2 studies and is being evaluated in various preclinical models to assess its safety and potential in a number of other disease states.
CURRENT CLINICAL STUDIES
CLINICAL AND PRECLINICAL DEVELOPMENT OF LEAD COMPOUND ALAGEBRIUM
      Our current priorities are to continue the Phase 2 clinical development of alagebrium in heart failure. If we are able to obtain sufficient funding to do so, through a collaboration or otherwise, we hope to restart our clinical studies of alagebrium in heart failure in late 2006 or early 2007.
ALAGEBRIUM: AN A.G.E. CROSSLINK BREAKER
      We plan to pursue development of alagebrium in high potential cardiovascular indications such as heart failure, after recent data presented at the American Heart Association (AHA) Scientific Sessions in November 2005 demonstrated continued positive results of alagebrium in patients with cardiovascular disease. The AHA presentations included data from the Phase 2a PEDESTAL study in diastolic dysfunction in heart failure with impaired ejection fraction, as well as positive results from a Phase 2a study in endothelial function.
      In addition to these and other Phase 2 clinical studies, we have also conducted a series of Phase 1 safety and dose escalation studies of alagebrium. These studies have thus far shown alagebrium to be safe and well tolerated in humans.
      We are in the process of preparing an IND specifically in heart failure in order to expand alagebrium’s clinical program in this therapeutic area. Based on the previous positive data in heart failure and endothelial dysfunction (see the discussions of the PEDESTAL, Johns Hopkins and DIAMOND (Distensibility Improvement And ReMOdeliNg in Diastolic Heart Failure) studies set forth below), we are proposing an advanced multi-institutional Phase 2 study involving 200 patients with diastolic heart failure and diabetes, and hope to initiate this trial in late 2006 or early 2007. However, any continued development of alagebrium by us is contingent upon our entering into strategic collaboration agreements for this product candidate which, among other things, would be required to include funding for product development.

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      As a result of having withdrawn the IND for our EMERALD study, discontinued the SPECTRA trial and completed the PEDESTAL and Johns Hopkins endothelial dysfunction studies, all of which are described below, we have no subjects currently under protocol in any clinical study of alagebrium.
      We continue to evaluate potential preclinical and clinical studies in other therapeutic indications in which alagebrium may address significant unmet needs. In addition to our anticipated clinical studies in heart failure, we have conducted early research studies focusing on atherosclerosis; Alzheimer’s disease; photoaging of the skin; eye diseases, including age-related macular degeneration (AMD), and glaucoma; and other diabetic complications, including renal diseases.
CLINICAL STUDIES
PEDESTAL
      In November 2005, we announced that data presented at the American Heart Association Scientific Sessions from the Phase 2a PEDESTAL (Patients with Impaired Ejection Fraction and Diastolic Dysfunction: Efficacy and Safety Trial of ALagebrium) study in diastolic dysfunction demonstrated the ability of alagebrium to improve measures of diastolic function, including a significant reduction in left ventricular mass.
      PEDESTAL was an open-label exploratory study to determine the effects of alagebrium at two oral dosages (35 mg once a day or 210 mg twice daily) for 6, 12, 16 and 24 weeks on diastolic function and left ventricular mass in 20 patients diagnosed with systolic heart failure and diastolic dysfunction. Safety and quality of life were also evaluated. The study included men and women at least 30 years of age with or without diabetes, who were classified as having grade II to IV heart failure under the New York Heart Association guidelines. The primary endpoints, which include quantification of left ventricular mass and complete Doppler evaluation of changes in diastolic function, were designed to look at the therapeutic remodeling capability of alagebrium. Secondary endpoints include a quality of life assessment as measured by the Minnesota Living With Heart Failure Questionnaire.
      The PEDESTAL data indicated trends consistent with positive data from our previous heart failure study, DIAMOND. While subjects in PEDESTAL could not be compared directly with those from DIAMOND, because those in PEDESTAL had impaired ejection fraction, larger hearts and were sicker overall, treatment with alagebrium appeared to have important and consistent effects in both patient groups.
      The AHA poster presentation, entitled “Improvements in Diastolic Function Among Patients with Advanced Systolic Heart Failure Utilizing Alagebrium, an Oral Advanced Glycation End-product Crosslink Breaker,” describes the key findings from PEDESTAL. Twenty-two subjects were treated at the Baylor College of Medicine in an open-label, two-dose (35 mg and 210 mg bid) regimen and followed by echocardiography. The data revealed significant improvements from a combined analysis of both dose groups in Doppler measures of diastolic function, including the early/late atrial filling phase ratio, deceleration time, isovolumetric relaxation time and resulting reduction of left atrial pressure. In addition, some patients achieved regression of left ventricular mass and left ventricular end-diastolic volume.
Johns Hopkins University Study in Endothelial Dysfunction
      Also in November 2005, in conjunction with a presentation at the AHA, we announced positive findings from a Phase 2a study to evaluate the potential effects of alagebrium on endothelial dysfunction. Initiated in February 2004, the study was conducted at Johns Hopkins University (JHU) School of Medicine under grants from the National Heart, Lung and Blood Institute and the Society of Geriatric Cardiology.
      The JHU endothelial study was designed to enroll male or female subjects 50 years of age or more, with systolic hypertension (defined as having systolic blood pressure of greater than 140 mm Hg and a diastolic blood pressure of less than 95 mm Hg). Subjects received 210 mg of alagebrium twice daily for eight weeks, preceded by three weeks of twice daily placebo run-in dosing. The primary purpose of the study was to determine whether increasing arterial elasticity by breaking A.G.E. crosslinks improves endothelial function as assessed by evaluating vessel relaxation and biomarkers of endothelial function.

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      In the study, “Improved Flow-Mediated Arterial Vasodilation by Advanced Glycation Crosslink Breaker, Alagebrium Chloride (ALT-711), in Older Adults with Isolated Systolic Hypertension,” 13 adults with isolated systolic hypertension on stable antihypertensive therapy received a 2-week placebo run-in followed by 8 weeks of oral alagebrium. Data measurements were taken after placebo run-in and after 8 weeks of therapy. Treatment with alagebrium reduced carotid augmentation index (AI), a measure of arterial stiffness, by 37% and carotid augmented pressure, whereas pulse wave velocity (PWV) was unaltered. Thus, overall arterial stiffening, as reflected by AI, was markedly reduced by alagebrium therapy. Heart rate, brachial arterial pressures and brachial artery distensibility measures were unaltered by alagebrium therapy. However, alagebrium significantly improved flow-mediated dilation, a measure of endothelial function, by 102%. Alagebrium therapy improved peripheral artery endothelial function, independent of changing local arterial distensibility, suggesting a new mechanism through which alagebrium may act on A.G.E.s which directly impair dynamic vascular function in addition to its apparent effect on A.G.E.s impacting the structural aspects of arteries.
SPECTRA
      In June 2005, SPECTRA, a Phase 2b trial in systolic hypertension, was discontinued after an interim analysis of data from the first 190 out of an anticipated 400 patients in the trial did not indicate a treatment effect of alagebrium. Accordingly, we have ceased development of alagebrium for this indication.
SAPPHIRE/ SILVER
      The Phase 2b SAPPHIRE/ SILVER (Systolic And Pulse Pressure Hemodynamic Improvement by Restoring Elasticity/ Systolic Hypertension Interaction with Left VEntricular Remodeling) trial evaluated the effectiveness of alagebrium in approximately 770 patients having elevated systolic blood pressure with or without LVH. The trial was dose-ranging, double-blind, placebo-controlled and conducted at over 60 sites in the United States. In May 2004, the detailed findings from an analysis of the SAPPHIRE/ SILVER trial were presented at the American Society of Hypertension (ASH), Nineteenth Annual Scientific Meeting. These data, which were subsequently published in a supplement to the December 15, 2004 issue of the American Journal of Hypertension, demonstrated that treatment with alagebrium, as recorded by automatic blood pressure measurement (ABPM), resulted in a significant reduction in systolic blood pressure in patients that are traditionally difficult to treat.
      The findings supported the hypothesis that alagebrium works best in patients with more serious baseline hypertension via a mechanism of action unlike any currently marketed high blood pressure drug.
      We announced the initial results of the SAPPHIRE/ SILVER trial in July 2003. The pre-specified primary endpoint of this trial, reduction of systolic blood pressure by office cuff pressure measurement at the highest of the four active dose levels, 210 mg per day, did not demonstrate statistical significance as compared to placebo. The data analysis was confounded by a 6 to 10 mm Hg drop in systolic blood pressures in all arms of the SAPPHIRE/ SILVER trial, including placebo, during the first two weeks after patient randomization. However, subjects in the SAPPHIRE “intent-to-treat” population demonstrated efficacy net of placebo, in the 2 to 3 mm Hg range by cuff pressure, at the lower end of the alagebrium dosing range. As reported at that time, a pre-specified secondary analysis of ABPM measurements in subjects who completed the study demonstrated a blood pressure lowering effect at lower doses of about 4 mm Hg net of placebo. Importantly, there was no significant placebo effect noted in the ABPM measurements, and that data were presented at the ASH meeting in May 2004, as noted above.
DIAMOND
      In January 2003, we announced positive results from an analysis of the first 17 subjects in the Phase 2a DIAMOND clinical study, evaluating the potential effects of alagebrium in patients with diastolic dysfunction in diastolic heart failure. The study was conducted at Wake Forest University Baptist Medical Center and the Medical University of South Carolina in subjects at least 60 years of age with isolated DHF.

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      In the DIAMOND study, 23 subjects received 210 mg of alagebrium twice daily on an open-label outpatient basis for 16 weeks in addition to their current medications. Primary endpoints included changes in exercise tolerance and aortic stiffness. Effects on left ventricular hypertrophy, diastolic filling and quality of life were also assessed. Those who received alagebrium for 16 weeks experienced a rapid remodeling of the heart, resulting in a statistically significant reduction in left ventricular mass as well as a marked improvement in the initial phase of left ventricular diastolic filling. Additionally, the drug was well tolerated and had a positive effect on quality of life. Measurements of exercise tolerance and aortic distensibility proved to be more variable than anticipated for a study of this size and were not reportable.
EMERALD
      In January 2005, we initiated a Phase 2a study to evaluate the potential effects of alagebrium in ED. EMERALD was designed to assess the ability of alagebrium to restore erectile function in approximately 40 male diabetic subjects with moderate to severe ED who achieve limited benefit from current treatment with PDE5 inhibitors, the first class of orally-active compounds approved for the treatment of ED. In a preclinical rat model of diabetes, alagebrium had demonstrated an ability to restore erectile function through what appeared to be a unique mechanism of action that might offer significant potential as an adjunctive treatment for diabetic ED.
      In January 2006, we announced that we had withdrawn the IND for the EMERALD study because the Reproductive/ Urologic Division had required additional preclinical testing of the drug before allowing phase 2a testing to proceed, and we decided instead to commit resources to the development of alagebrium in cardiovascular diseases. There can be no assurance that we will ever pursue the development of alagebrium for the ED indication.
      In June 2005, we announced that we had submitted pre-clinical toxicity data on alagebrium to two divisions of the FDA’s Center for Drug Evaluation and Research, specifically the Division of Cardio-Renal Drug Products and the Division of Reproductive and Urologic Drug Products. The pre-clinical toxicity data were submitted in support of our view that liver alterations previously observed in rats, and reported in December 2004, were related to the male rat metabolism and not to genotoxic pathways. Preliminary data on liver alterations in rats had caused us to voluntarily suspend enrolling new patients into all of our alagebrium clinical trials, including EMERALD, in February 2005.
      Following review of the rat liver data, CDER’s Division of Reproductive and Urologic Drug Products placed on clinical hold further enrollment in the EMERALD study, our Phase 2a study of alagebrium in diabetic patients with erectile dysfunction, and requested further pre-clinical toxicity data, which we submitted in August 2005. After review of these data, the Reproductive/ Urologic division decided to maintain the clinical hold pending further pre-clinical data.
Phase 2a Cardiovascular Compliance Study
      In January 2001, we announced successful results from a Phase 2a clinical study of alagebrium evaluating the effects of the compound on cardiovascular elasticity and function. This study, conducted at nine United States clinical sites, was a double-blind, placebo-controlled study evaluating the safety, efficacy and pharmacology of alagebrium.
      Study results showed that subjects who received alagebrium had a statistically significant (p<0.02) and clinically meaningful reduction in the arterial pulse pressure, defined as the difference between systolic and diastolic blood pressure. Results also showed a statistically significant increase in large artery compliance (p<0.03), an indicator of greater vascular flexibility and volume capacity, using a traditional measurement of the ratio of stroke volume to pulse pressure. Additionally, the drug was well tolerated.
PRECLINICAL STUDIES
      Alagebrium efficacy data are consistent across species. Studies in animal models in several laboratories around the world have demonstrated rapid reversal of impaired cardiovascular functions with alagebrium. In

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these preclinical models, alagebrium reverses the stiffening of arteries, as well as the stiffening of the hearts that are consequences of aging and diabetes.
      Preclinical studies of alagebrium conducted by researchers from the National Institute on Aging and Johns Hopkins Geriatric Center demonstrated the ability of the compound to significantly and rapidly reduce arterial stiffness in elderly Rhesus monkeys. In a preclinical study of alagebrium in aged dogs, administration of alagebrium for one month resulted in an approximate 40% decrease in age-related ventricular stiffness, or hardening of the heart, with an overall improvement in cardiac function. Additionally, in several preclinical studies, alagebrium has been shown to normalize the thickening of the left ventricle and to have a beneficial, therapeutic effect on reversing the pathologic remodeling of the heart. Preclinical studies have also demonstrated the beneficial effects of alagebrium on atherosclerosis, kidney disease, ED and certain eye conditions.
MANUFACTURING
      We have no manufacturing facilities for either production of bulk chemicals or the manufacturing of pharmaceutical dosage forms. We have relied in the past on third party contract manufacturers to produce the raw materials and chemicals used as the active drug ingredients in our products used in clinical studies, nd we expect to rely on third parties to perform the tasks necessary to process, package and distribute these products in finished form.
      We will inspect third party contract manufacturers and their consultants to confirm compliance with current Good Manufacturing Practice, or cGMP, required for pharmaceutical products. Upon any resumption of activity in our clinical trial program, we believe we will be able to obtain sufficient quantities of bulk chemicals at reasonable prices to satisfy anticipated needs.
MARKETING AND SALES
      We retain worldwide marketing rights to our A.G.E. Crosslink Breaker compounds. We believe that alagebrium may address the cardiovascular, diabetes, ophthalmologic and primary care physician markets. We plan to market and sell our products, if and when they are successfully developed and approved, directly or through co-promotion or other licensing arrangements with third parties. Such arrangements may be exclusive or nonexclusive and may provide for marketing rights worldwide or in a specific market.
PATENTS, TRADE SECRETS AND LICENSES
      Proprietary protection for our product candidates, processes and know-how is important to our business. We aggressively file and prosecute patents covering our proprietary technology, and, if warranted, will defend our patents and proprietary technology. As appropriate, we seek patent protection for our proprietary technology and products in the United States and Canada and in key commercial European and Asia/ Pacific countries. We also rely upon trade secrets, know-how, continuing technological innovation and licensing opportunities to develop and maintain our competitive position. In addition to our own patent filings, we have licensed or obtained technology and patent portfolios from others relating to the A.G.E.-formation and crosslinking technology currently under development by us.
      As of the date of this report, our patent estate of owned and/or licensed patent rights consisted of 84 issued United States patents and 15 pending patent applications in the United States, Canada and Mexico, the majority of which are A.G.E.-related. We also own or have exclusive rights to over 40 issued patents in Europe, Japan, Australia and Canada. These patents and additional patent applications cover compounds, compositions and methods of treatment for several chemical classes of crosslink breaker compounds, including alagebrium.
      We previously exclusively licensed from The Picower Institute for Medical Research, or The Picower, certain patentable inventions and discoveries relating to A.G.E. technology. The Picower license agreement was terminated as of April 15, 2002, when we entered into a Termination Agreement, pursuant to which The Picower assigned to us all of its patents, patent applications and other technology related to A.G.E.s. We

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agreed to prosecute and maintain the patents and patent applications and will pay to the trustee for The Picower royalties on any sales of products falling within the claims of these patents and patent applications until they expire or are allowed to lapse.
      We believe that our licensed and owned patents provide a substantial proprietary base that will allow us and our collaborative partners to commercialize products in this field. We believe our research and development plans will expand and broaden our rights within our technological and patent base. We are also prepared to in-license additional technology that may be useful in building our proprietary position. There can be no assurance, however, that pending or future applications will issue, that the claims of any patents which do issue will provide any significant protection of our technology or that our directed discovery research will yield compounds and products of therapeutic and commercial value.
      Where appropriate, we utilize trade secrets and unpatentable improvements to enhance our technology base and improve our competitive position. We require all employees, scientific consultants and contractors to execute confidentiality agreements as a condition of engagement. There can be no assurance, however, that we can limit unauthorized or wrongful disclosures of unpatented trade secret information.
      We believe that our estate of licensed and owned issued patents, if upheld, and pending applications, if granted and upheld, will be a substantial factor in our success. The patent positions of pharmaceutical firms, including ours, are generally uncertain and involve complex legal and factual questions. Consequently, even though we are currently prosecuting such patent applications in the United States and foreign patent offices, we do not know whether any of such applications will result in the issuance of any additional patents or, if any additional patents are issued, whether the claims thereof will provide significant proprietary protection or will be circumvented or invalidated.
      Competitors or potential competitors have filed for or have received United States and foreign patents and may obtain additional patents and proprietary rights relating to compounds or processes competitive with those of ours. Accordingly, there can be no assurance that our patent applications will result in patents being issued or that, if issued, the claims of the patents will afford protection against competitors with similar technology; nor can there be any assurance that others will not obtain patents that we would need to license or circumvent. See “— Competition.”
      Our success will depend, in part, on our ability to obtain patent protection for our products, preserve our trade secrets and operate without infringing on the proprietary rights of third parties. There can be no assurance that our current patent estate will enable us to prevent infringement by third parties or that competitors will not develop competitive products outside the protection that may be afforded by the claims of such patents. To the extent we rely on trade secrets and unpatented know-how to maintain our competitive technological position, there can be no assurance that others may not develop independently the same or similar technologies. Failure to maintain our current patent estate or to obtain requisite patent and trade secret protection, which may become material or necessary for product development, could delay or preclude us or our licensees or marketing partners from marketing their products and could thereby have a material adverse effect on our business, financial condition and results of operations.
GOVERNMENT REGULATION
      We and our products are subject to comprehensive regulations by the FDA and by comparable authorities in other countries. These national agencies and other federal, state and local entities regulate, among other things, the preclinical and clinical testing, safety, effectiveness, approval, manufacturing, labeling, marketing, export, storage, record keeping, advertising and promotion of our products.
      The process required by the FDA before our products may be approved for marketing in the United States generally involves (1) preclinical new drug laboratory and animal tests, (2) submission to the FDA of an investigational new drug application, or IND, which must become effective before clinical trials may begin, (3) adequate and well-controlled human clinical trials to establish the safety and efficacy of the drug for its intended indication, (4) submission to the FDA of a new drug application, or NDA, and (5) FDA review of the NDA in order to determine, among other things, whether the drug is safe and effective for its intended

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uses. There is no assurance that the FDA review process will result in product approval on a timely basis, if at all.
      Preclinical tests include laboratory evaluation of product chemistry and formulation, as well as animal studies to assess the potential safety and efficacy of the product. Certain preclinical tests are subject to FDA regulations regarding current Good Laboratory Practices. The results of the preclinical tests are submitted to the FDA as part of an IND and are reviewed by the FDA prior to the commencement of clinical trials or during the conduct of the clinical trials, as appropriate.
      Clinical trials are conducted under protocols that detail such matters as the objectives of the study, the parameters to be used to monitor safety and the efficacy criteria to be evaluated. Each protocol must be submitted to the FDA as part of the IND. Further, each protocol must be reviewed and approved by an IRB.
      Clinical trials are typically conducted in three sequential phases, which may overlap. During Phase 1, when the drug is initially given to human subjects, the product is tested for safety, dosage tolerance, absorption, metabolism, distribution and excretion. Phase 2 involves studies in a limited patient population to (1) evaluate preliminarily the efficacy of the product for specific targeted indications, (2) determine dosage tolerance and optimal dosage, and (3) identify possible adverse effects and safety risks. Phase 3 trials are undertaken in order to further evaluate clinical efficacy and to further test for safety within an expanded patient population. The FDA may suspend clinical trials at any point in this process if it concludes that clinical subjects are being exposed to an unacceptable health risk.
      We will need FDA approval of our products, including a review of the manufacturing processes and facilities used to produce such products, before such products may be marketed in the United States. The process of obtaining approvals from the FDA can be costly, time-consuming and subject to unanticipated delays. We have experienced such delays in the past, including in February 2005, when, based on initial findings from a preclinical toxicity study that provided direction for further analysis, we voluntarily and temporarily suspended enrollment of patients into our ongoing clinical studies of alagebrium, pending receipt of additional preclinical data and discussions with the FDA.
      We cannot assure at this time when enrollment in our clinical studies will resume, if ever. There can no assurance that the FDA will grant approvals of our proposed products, processes or facilities on a timely basis, if at all. Any delay or failure to obtain such approvals would have a material adverse effect on our business, financial condition and results of operations. Moreover, even if regulatory approval is granted, such approval may include significant limitations on indicated uses for which a product could be marketed.
      Among the conditions for NDA approval is the requirement that the prospective manufacturer’s operating procedures conform to cGMP requirements, which must be followed at all times. In complying with these requirements, manufacturers, including a drug sponsor’s third-party contract manufacturers, must continue to expend time, money and effort in the area of production and quality control to ensure compliance. Domestic manufacturing establishments are subject to periodic inspections by the FDA in order to assess, among other things, cGMP compliance. To supply a product for use in the United States, foreign manufacturing establishments must comply with cGMP and are subject to periodic inspection by the FDA or by regulatory authorities from other countries, as applicable.
      Both before and after approval is obtained, a product, its manufacturer and the holder of the NDA for the product are subject to comprehensive regulatory oversight. Violations of regulatory requirements at any stage, including the preclinical and clinical testing process, the approval process, or thereafter, including after approval, may result in various adverse consequences, including the FDA’s delay in approving or refusal to approve a product, withdrawal of an approved product from the market and/or the imposition of criminal penalties against the manufacturer and/or NDA holder. In addition, later discovery of previously unknown problems may result in restrictions on the product, manufacturer or NDA holder, including withdrawal of the product from the market. Also, new government requirements may be established that could delay or prevent regulatory approval of our products under development.
      For marketing outside of the United States, we will have to satisfy foreign regulatory requirements governing human clinical trials and marketing approval for drugs and diagnostic products. The requirements

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governing the conduct of clinical trials, product licensing, pricing and reimbursement vary widely from country to country. We do not currently have any facilities or personnel outside of the United States.
COMPETITION
      A.G.E.s have been shown to contribute to many of the disorders of aging and diabetes. Cardiovascular diseases and diabetic complications are among the diseases that may be a consequence of A.G.E. accumulation in the body. We are aware of many companies pursuing research and development of compounds for these indications. In addition, we are aware of companies, such as Novartis AG, that currently have or previously have had research and development activities in the A.G.E. field itself and may have identified candidates for clinical development.
      Our competition will be determined, in part, by the potential indications for which our compounds are developed and ultimately approved by regulatory authorities. An important factor in competition may be the timing of market introduction of our or our competitors’ products. Accordingly, the relative speed with which we can develop products, complete the clinical trials and approval processes and supply commercial quantities of the products to the market are important competitive factors. We expect that competition among any products that are approved for sale will be based on, among other things, product efficacy, safety, reliability, availability, price and patent position. Our competitive position also depends upon our ability to obtain sufficient capital resources, attract and retain qualified personnel, and obtain protection for or otherwise develop proprietary products or processes.
      We are competing in an industry in which technologies can become obsolete over time, thereby reducing or eliminating the market for any pharmaceutical product. For example, competitive drugs based on other therapeutic mechanisms are currently marketed and are being developed to treat cardiovascular disease and diabetic complications. The development by others of non-A.G.E.-related treatment modalities could render any products that we develop non-competitive. Therapeutic approaches being pursued by others include treating cardiovascular disease and diabetic complications via gene therapy and cell transplantation, as well as pharmaceutical intervention with agents such as aldose reductase inhibitors.
      There are many drugs currently being used for the treatment of heart failure including ACE inhibitors, angiotensin receptor blockers, adrenergic alpha 1 receptor antagonists, aldosterone inhibitors, beta-blockers and diuretics, among others.
      Most of our competitors and potential competitors have significantly greater financial resources than we have. Our competitive position also depends on our ability to enter into a collaboration agreement with respect to alagebrium, and we cannot assure that we will be able to do so on reasonable terms, or at all.
MEDICAL AND CLINICAL ADVISORS
      Our Medical and Clinical Advisors are individuals with recognized expertise in medical and pharmaceutical sciences and related fields who advise us about present and long-term scientific planning, research and development. These advisors consult and meet with our management informally on a frequent basis. All advisors are employed by employers other than us, who may also be competitors of ours, and may have commitments to, or consulting or advisory agreements with, other entities that may limit their availability to us. The advisors have agreed, however, not to provide any services to any other entities that might conflict with the activities that they provide us. Each member also has executed a confidentiality agreement for our benefit.
      The following persons are our Medical and Clinical Advisors:

Daniel Burkhoff, M.D., PhD, Adjunct Associate Professor, Medicine/ Cardiology, Columbia University and Cardiovascular Research Foundation, Chief Medical Officer, Impulse Dynamics.

Norman K. Hollenberg, M.D., Ph.D., Professor of Medicine, Harvard Medical School; Director of Physiologic Research, Brigham and Women’s Hospital, Boston; served as an Editor of the New England Journal of Medicine.

Dalane Kitzman, M.D., Professor, Cardiology, Wake Forest University Baptist Medical Center.

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Peter R. Kowey, M.D., Full Professor, Medicine and Clinical Pharmacology, Jefferson Medical College; President and Chief of the Division of Cardiovascular Diseases, Main Line Health Heart Center, Lankenau Hospital; Fellow of the American Heart Association, the American College of Cardiology, the American College of Physicians, the College of Physicians of Philadelphia, the American College of Chest Physicians and the American College of Clinical Pharmacology.

William Little, M.D., Section Head, Professor, Cardiology, Wake Forest University Baptist Medical Center.

Craig M. Pratt, M.D., Professor of Medicine, Baylor College of Medicine; Director of Research, Methodist DeBakey Heart Center; Director, Coronary Intensive Care Unit, The Methodist Hospital; Member, Continuing Medical Education Advisory Board, Discovery International; Fellow, American College of Cardiology.

Vinay Thohan, M.D., Assistant Professor of Medicine, Methodist DeBakey Heart Center.

Guillermo Torre, MD, PhD, Assistant Professor of Medicine/ Medical Director, Heart Transplant Service, Methodist DeBakey Heart Center.

Susan Zieman, M.D., PhD, Assistant Professor, Dept. of Medicine/ Cardiovascular, John Hopkins School of Medicine.
      As of June 1, 2006, we employed seven persons; one engaged in research and development, and 6 engaged in administration and management. One of those employed held a Ph.D. We believe that we have been successful in the past in attracting skilled and experienced personnel. Our employees are not covered by collective bargaining agreements. All employees are covered by confidentiality agreements. We believe that our relationship with our employees is good. We have also engaged consultants for certain administrative and scientific functions.
PROPERTIES
      We lease 10,800 square feet of space in a building in Parsippany, New Jersey, which contains our executive and administrative offices. The lease, which commenced on December 1, 2003, has a 37-month term. We currently do not intend to renew this lease, which expires on December 31, 2006. We believe that alternate commercial space is available on reasonable terms.
LEGAL PROCEEDINGS
      The lawsuit referred to in our Form 10-K for the fiscal year ended December 31, 2004 against Advanced Biologics L.L.C. has settled and, pursuant to the terms of the settlement, we and Advanced Biologics have dismissed outstanding claims against each other and an undisclosed payment has been received by Alteon.

III-13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS
OVERVIEW
      We are a product-based biopharmaceutical company engaged in the development of small molecule drugs to treat and prevent cardiovascular disease and diabetes. We have identified several promising product candidates that we believe represent novel approaches to some of the largest pharmaceutical markets. We have advanced one of these products into Phase 2 clinical trials.
      Our lead drug candidate, alagebrium, is a product of our drug discovery and development program. Alagebrium has demonstrated potential efficacy in two clinical trials in heart failure, as well as in animal models of heart failure, nephropathy, hypertension and erectile dysfunction. It has been tested in approximately 1,000 patients in a number of Phase 1 and Phase 2 clinical trials. However, we have significantly curtailed all product development activities of alagebrium due to an absence of sufficient financial resources to continue its development. As announced on February 1, 2006, while our goal is to pursue development of alagebrium in high potential cardiovascular indications such as diastolic heart failure, any continued development of alagebrium by us is contingent upon our entering into strategic collaboration agreements for this product candidate which, among other things, would be required to include funding for product development. We may not be able to enter into a strategic collaboration agreement with respect to alagebrium on reasonable terms, or at all. No enrollment or other activity is taking place with respect to any of our Phase 2 trials of alagebrium pending the resolution of our financial resource issues.
      We expect to utilize cash and cash equivalents to fund our operating activities, including any continued development of our lead compound, alagebrium. As a result of the discontinuation of the Phase 2b SPECTRA trial in systolic hypertension, we have undertaken curtailment actions and expect to have reduced expenses in the first half of 2006. These actions include evaluating clinical strategies before resuming clinical trials, increased selectivity in preclinical programs and reduced headcount. We have engaged third parties to assist in developing and identifying options designed to diversify our portfolio of product candidates. If we are unable to secure additional financing on reasonable terms, unable to generate sufficient new sources of revenue through collaborative arrangements or if the level of cash and cash equivalents falls below anticipated levels, we will not have the ability to continue as a going concern after mid-2006.
      We are in the process of preparing to submit an IND to the FDA’s Division of Cardio-Renal Drug Products specifically for alagebrium in heart failure, in order to expand our clinical program in this therapeutic area.
      If we are able to continue the clinical development of alagebrium, we will determine if it is appropriate to retain development and marketing rights for one or several indications, while at the same time continuing to evaluate potential corporate partnerships for the further development and ultimate marketing of the compound in other territories throughout the world. We believe that alagebrium may address the cardiovascular, diabetes, and primary care physician markets.
      We cannot predict at this time when enrollment in our clinical studies will resume, if ever. If we do not resume enrollment in one or more of our clinical studies, we will evaluate moving into more focused clinical trials in different indications or returning to our pre-clinical library of compounds to identify new compounds to bring forward for further evaluation. Should we be unable to resume enrollment in our clinical studies, in a timely manner, or at all, our business will be materially adversely affected.
      We continue to evaluate potential preclinical and clinical trials in other therapeutic indications in which A.G.E. Crosslink Breaker compounds may address significant unmet needs. In addition to our clinical studies in heart failure and endothelial dysfunction, we have early research studies focused on atherosclerosis; Alzheimer’s disease; photoaging of the skin; eye diseases, including AMD and glaucoma; and diabetic complications, including renal diseases. However, the pursuit of research or development in any of these areas is contingent upon our ability to secure sufficient funding to proceed with these programs.

III-14

      Since our inception in October 1986, we have devoted substantially all of our resources to research, drug discovery and development programs. To date, we have not generated any revenues from the sale of products and do not expect to generate any such revenues for a number of years, if at all. We have incurred an accumulated deficit of $222,813,000 as of December 31, 2005, and expect to incur net losses, potentially greater than losses in prior years, for a number of years.
      We have financed our operations through proceeds from public offerings of common stock, private placements of common and preferred equity securities, revenue from former collaborative relationships, reimbursement of certain of our research and development expenses by our collaborative partners, investment income earned on cash balances and short-term investments and the sale of a portion of our New Jersey State net operating loss carryforwards.
      In April 2006, we announced the signing of a definitive merger agreement with HaptoGuard, Inc., whereby the two companies will combine operations. The companies have complementary product platforms in cardiovascular diseases, diabetes and other inflammatory diseases. We have begun working with the HaptoGuard team in anticipation of the merger of the companies, and are preparing a Phase 2 protocol for alagebrium in heart failure in order to expand our clinical program in this therapeutic area. However, any continued development of alagebrium by us is contingent upon the successful completion of the merger and adequate funding for product development.
      Following the merger, the combined company will have two products in Phase 2 clinical development:

•	Alagebrium chloride (formerly ALT-711), Alteon’s lead compound, is an Advanced Glycation End-product Crosslink Breaker being developed for heart failure. Data presented from two Phase 2 clinical studies at the American Heart Association meeting in November 2005 demonstrated the ability of alagebrium to improve overall cardiac function, including measures of diastolic and endothelial function. In these studies, alagebrium also demonstrated the ability to significantly reduce left ventricular mass. The compound has been tested in approximately 1,000 patients, which represents a sizeable human safety database, in a number of Phase 2 clinical trials.

•	ALT-2074 (formerly BXT-51072), HaptoGuard’s licensed lead compound, is a glutathione peroxidase mimetic in development for reduction of mortality in post-myocardial infarction patients with diabetes. The compound has shown the ability to reduce infarct size by approximately 85% in a mouse model of heart attack called ischemia reperfusion injury.
      Additionally, HaptoGuard owns a license to a proprietary genetic biomarker that has shown the potential to identify patients who are most responsive to the HaptoGuard compound.
      In April 2006, we also announced the signing of definitive agreements for an equity financing which resulted in gross proceeds to us of approximately $2.6 million. The PIPE financing includes new and existing institutional investors, in which we sold approximately 10.3 million Units, consisting of common stock and warrants, for net proceeds after expenses and fees of approximately $2.5 million. Each Unit consists of one share of Alteon common stock and one warrant to purchase one share of Alteon common stock. The Units were sold at a price of $0.25 per Unit and the warrants are exercisable, commencing six months from the date of issuance, for a period of five years at an exercise price of $0.30 per share. The shares of common stock and warrants that were offered and sold in the financing were not registered under the Securities Act or state securities laws pursuant to an exemption from registration provided by Regulation D under the Securities Act. We have filed a registration statement with the SEC for the resale of the shares of common stock and the shares of common stock underlying the warrants sold in the PIPE transaction. Rodman & Renshaw, LLC served as placement agent in the transaction and received a 6% placement fee which was paid in Units.
      Our business is subject to significant risks including, but not limited to, (1) our ability to obtain sufficient additional funding in the near term, whether through a strategic collaboration agreement or otherwise, to allow us to resume the development of alagebrium and to continue operations, (2) our ability to restructure our preferred stock agreement with Genentech through completion of the merger with HaptoGuard (3) our ability to resume enrollment in our clinical studies of alagebrium should we have adequate financial and other resources to do so, (4) the risks inherent in our research and development efforts, including clinical trials and

III-15

the length, expense and uncertainty of the process of seeking regulatory approvals for our product candidates, (5) our reliance on alagebrium, which is our only significant drug candidate, (6) uncertainties associated with obtaining and enforcing our patents and with the patent rights of others, (7) uncertainties regarding government healthcare reforms and product pricing and reimbursement levels, (8) technological change and competition, (9) manufacturing uncertainties, and (10) dependence on collaborative partners and other third parties. Even if our product candidates appear promising at an early stage of development, they may not reach the market for numerous reasons. These reasons include the possibilities that the products will prove ineffective or unsafe during preclinical or clinical studies, will fail to receive necessary regulatory approvals, will be difficult to manufacture on a large scale, will be uneconomical to market or will be precluded from commercialization by proprietary rights of third parties. These risks and others are discussed under the heading “Risk Factors.”
RESULTS OF OPERATIONS

Three Months ended March 31, 2006 and 2005

Revenues
      Total revenues for the three months ended March 31, 2006 and 2005, was $60,000 and $99,000, respectively. Revenues were derived from interest earned on cash and cash equivalents. The decrease from 2005 to 2006 was attributed to lower investment balances and partially offset by higher interest rates.

Operating Expenses
      Our total expenses were $1,682,000 for the three months ended March 31, 2006, compared to $4,741,000 for the three months ended March 31, 2005, and in each period consisted primarily of research and development expenses. Research and development expenses normally include third-party expenses associated with pre-clinical and clinical studies, manufacturing costs, including the development and preparation of clinical supplies, personnel and personnel-related expenses and facility expenses.
      Research and development expenses were $450,000 for the three months ended March 31, 2006, as compared to $3,641,000 for the same period in 2005, a decrease of $3,191,000, or 87.6%. This decrease was attributed to decreased clinical trial costs and manufacturing expenses as a result of the discontinuation in June 2005 of our Systolic Pressure Efficacy and Safety Trial of Alagebrium (“SPECTRA”). In 2006, of the total amount spent on research and development expenses, we incurred $233,000 in personnel and personnel-related expenses, $101,000 in product liability insurance and $86,000 in third party consulting. In 2005, we incurred $1,275,000 in clinical trial expenses primarily related to SPECTRA, $1,252,000 in personnel and personnel-related expenses, $441,000 in pre-clinical expenses and $284,000 related to manufacturing (packaging and distribution).
      General and administrative expenses were $1,232,000 for the three months ended March 31, 2006, as compared to $1,100,000 for the same period in 2005. Although general and administrative expenses remained relatively flat, 2006 includes increased severance costs and retention bonuses offset by decreased corporate expenses.

Net Loss
      Our net loss applicable to common stockholders was $2,797,000 for the three months ended March 31, 2006, compared to $5,714,000 in the same period in 2005, a decrease of 51.1%. This decrease was a result primarily of our significantly reduced research and development expenses. Included in the net loss applicable to common stockholders are preferred stock dividends of $1,175,322 and $1,071,578 for the three months ended March 31, 2006 and 2005 respectively.

III-16

LIQUIDITY AND CAPITAL RESOURCES
      We had cash and cash equivalents at March 31, 2006, of $4,469,000, compared to $6,583,000 at December 31, 2005. The decrease is attributable to $1,912,000 of net cash used in operating activities and $202,000 of cash used in investing activities. At March 31, 2006 we had working capital of $3,756,000.
      We do not have any approved products and currently derive cash from sales of our securities, sales of our New Jersey state net operating loss carryforwards and interest on cash and cash equivalents. We are highly susceptible to conditions in the global financial markets and in the pharmaceutical industry. Positive and negative movement in those markets will continue to pose opportunities and challenges to us. Previous downturns in the market valuations of biotechnology companies and of the equity markets more generally have restricted our ability to raise additional capital on favorable terms.
      The Company has entered into a definitive merger agreement whereby it plans to combine operations with HaptoGuard, Inc., a privately-held biotechnology company. The merger and associated preferred stock restructuring transactions are subject to the approval of Alteon and HaptoGuard shareholders and are expected to close early in the third quarter of 2006. See Note 6 to the attached Financial Information as of March 31, 2005 and 2006 — Subsequent Events.
      In addition, the Company has completed an equity financing that resulted in net proceeds to Alteon of approximately $2.5 million. The new financing, as well as the Company’s current cash and cash equivalents, will be used to help fund future development efforts of the combined companies, including studies for two Phase 2 clinical-stage compounds focused on cardiovascular disease in diabetic patients. See Note 6 to the attached Financial Information as of March 31, 2005 and 2006 — Subsequent Events.
      The Company may continue to pursue fund-raising possibilities through the sale of its equity securities after the merger is completed. If the Company is unable to complete the merger, is unsuccessful in its efforts to raise additional funds through the sale of additional equity securities or if the level of cash and cash equivalents falls below anticipated levels, Alteon will not have the ability to continue as a going concern after late 2006. As part of the merger, there are associated costs that could result in the Company being required to make payment of certain obligations in the amount of approximately $2.0 million, including severance and other contractual and regulatory requirements. In association with developing and identifying strategic options, certain costs have been deferred relating to the merger of $424,000.
      The amount and timing of the Company’s future capital requirements will depend on numerous factors, including the timing of resuming its research and development programs, if at all, the timing of completion of the merger with HaptoGuard, the number and characteristics of product candidates that it pursues, the conduct of pre-clinical tests and clinical studies, the status and timelines of regulatory submissions, the costs associated with protecting patents and other proprietary rights, the ability to complete strategic collaborations and the availability of third-party funding, if any.
      Selling securities to satisfy the Company’s short-term and long-term capital requirements may have the effect of materially diluting the current holders of its outstanding stock. Alteon may also seek additional funding through corporate collaborations and other financing vehicles. There can be no assurance that such funding will be available at all or on terms acceptable to the Company. If adequate funds are not available, the Company may be required to curtail significantly one or more of its research and development programs. If funds are obtained through arrangements with collaborative partners or others, the Company may be required to relinquish rights to certain of its technologies or product candidates. If Alteon is unable to obtain the necessary funding, it may need to cease operations. Even if the Company completes the merger with HaptoGuard, there can be no assurance that the products or technologies acquired in such transaction will result in revenues to the combined company or any meaningful return on investment to its stockholders.

III-17

RESULTS OF OPERATIONS

Years Ended December 2005, 2004, and 2003

Revenues
      Total revenues for 2005, 2004 and 2003 were $458,000, $334,000, and $179,000, respectively. Revenues were derived from interest earned on cash and cash equivalents, other income, and short-term investments. Investment income in 2005 was higher than 2004 due to an increase in short-term interest rates, partially offset by lower investment balances. In 2005, other income included $100,000 received from a licensing agreement with Avon Products, Inc. In 2004, other income included approximately $52,000 derived from the sale of fully depreciated laboratory equipment and supplies and a reimbursement of $100,000 for improvements made to our former facility in Ramsey, NJ. The increase in investment income in 2004 versus 2003 was attributed to increased interest rates.

Operating Expenses
      Total expenses decreased to $13,399,000 in 2005 from $14,679,000 in 2004 and from $14,976,000 in 2003 and consisted primarily of research and development expenses. Research and development expenses were $9,074,000 in 2005, $10,147,000 in 2004, and $9,930,000 in 2003. These expenses consisted primarily of third-party expenses associated with preclinical and clinical studies, manufacturing costs, including the development and preparation of clinical supplies, personnel and personnel-related expenses and an allocation of facility expense.
      Research and development expenses decreased to $9,074,000 in 2005 from $10,147,000 in 2004, a decrease of $1,073,000, or 10.6%. This was primarily related to decreased clinical trial costs and manufacturing expenses as a result of the discontinuation of the SPECTRA trial, partially offset by additional preclinical toxicity testing. The 2005 results include $3,796,000 in personnel and personnel-related costs, $2,199,000 in clinical trial costs primarily related to SPECTRA, $1,288,000 in preclinical expenses primarily associated with the additional toxicity testing, $579,000 of manufacturing expenses related to on-going drug stability studies, drug destruction and storage, $425,000 in consulting expense, $396,000 in trial-related insurance, and $351,000 in facility allocation.
      Research and development expenses increased to $10,147,000 in 2004 from $9,930,000 in 2003, an increase of $218,000, or 2.2%. This was primarily related to increased clinical trial costs and manufacturing expenses and offset by lower facility cost. In 2004, $3,222,000 of the total research and development expenditures related to SPECTRA. The 2004 results also included $3,901,000 in personnel and personnel-related costs, $1,088,000 of manufacturing costs primarily related to tableting, packaging and drug stability studies, $472,000 in facility allocation, $459,000 in consulting expense, $392,000 in preclinical expenses and $387,000 in trial-related insurance.
      General and administrative expenses were $4,325,000 in 2005, a decrease from $4,532,000 in 2004 and a decrease from $5,046,000 in 2003. The decrease in 2005 over 2004 includes a $397,000 reduction in business development and marketing that was incurred in early 2004 related to the start-up of SPECTRA, $284,000 in reduced personnel costs due to reduced headcount, and $123,000 in reduced patent expenses. This decrease was offset by $597,000 in additional corporate expenses related to Sarbanes-Oxley compliance and increased third-party consulting expenses. The decrease in 2004 over 2003 included $266,000 in patent expense as a result of higher expenses in 2003 associated with changing patent counsel, $320,000 in reduced facility expenses associated with the relocation to Parsippany, and $137,000 in reduced marketing expenses related to the use of consultants.
      At December 31, 2005, we had available federal net operating loss carryforwards of $159,565,000, which expire in various amounts from the years 2006 through 2025, and state net operating loss carryforwards of $56,141,000, which expire in the years 2006 through 2012. In addition, at December 31, 2005, we had federal research and development tax credit carryforwards of $6,906,000 and state research and development tax credit carryforwards of $1,646,000.

III-18

Net Loss
      We had net losses of $12,614,000 in 2005, $13,959,000 in 2004 and $14,452,000 in 2003. Included in our net loss in 2005, 2004 and 2003 was the sale of $4,077,000, $3,456,000 and $2,083,000, respectively, of our state net operating loss carryforwards and $0, $123,000 and $209,000, respectively, of our state research and development tax credit carryforwards. The proceeds from the sale of these carryforwards in 2005, 2004 and 2003 were $327,000, $386,000, and $345,000, respectively.
      Included in the net loss applicable to common stockholders for 2005, 2004 and 2003 were preferred stock dividends of $4,486,000, $4,135,000 and $3,791,000, respectively.

LIQUIDITY AND CAPITAL RESOURCES
      We had cash and cash equivalents at December 31, 2005, of $6,583,000 compared to $11,176,000 at December 31, 2004, a decrease of $4,593,000. Cash used in operating activities for the year ended December 31, 2005, totaled $14,033,000 (net of $327,000 of cash received for the sales of our New Jersey state net operating loss carryforwards) and consisted primarily of research and development expenses, personnel and related costs, and facility expenses. Cash used in investing activities totaled $92,000 for the year ended December 31, 2005 and included $13,000 of capital expenditures and $129,000 of deferred acquisition costs offset by a decrease in restricted cash of $50,000 required by our facility lease. Cash provided by financing activities for the year ended December 31, 2005 was $9,532,000 and arose from a January 2005 public offering of 9,523,813 shares of common stock at $1.05 per share, which provided net proceeds of $9,532,000.
      In 2005, 2004 and 2003, we sold $4,077,000, $3,456,000 and $2,083,000, respectively, of our gross state net operating loss carryforwards and $0, $123,000 and $209,000, respectively, of our state research and development tax credit carryforwards under the State of New Jersey’s Technology Business Tax Certificate Transfer Program. This program allows qualified technology and biotechnology businesses in New Jersey to sell unused amounts of net operating loss carryforwards and defined research and development tax credits for cash. Due to the uncertainty at any time as to our ability to effectuate the sale of our available New Jersey state net operating losses, and since we have no control or influence over the tax certificate transfer program, the benefits are recorded once the agreement with the counterparty is signed and the sale is approved by the State of New Jersey. The proceeds from the sales in 2005, 2004 and 2003 were $327,000, $386,000 and $345,000, respectively, and such amounts were recorded as a tax benefit in the statements of operations. As of December 31, 2005, we had state net loss carryforwards and state research and development tax credit carryforwards available for sale of $57,787,000. We cannot be certain if we will be able to sell any or all of these carryforwards under the tax certificate transfer program.
      We do not have any approved products and currently derive cash from sales of our securities, sales of our New Jersey state net operating loss carryforwards and interest on cash and cash equivalents. We are highly susceptible to conditions in the global financial markets and in the pharmaceutical industry. Positive and negative movement in those markets will continue to pose opportunities and challenges to us. Previous downturns in the market valuations of biotechnology companies and of the equity markets more generally have restricted our ability to raise additional capital on favorable terms.
      We expect to utilize cash and cash equivalents to fund our operating activities, including any continued development of our lead compound, alagebrium. However, as a result of the discontinuation of the Phase 2b SPECTRA trial in systolic hypertension and a decrease in our financial resources, we have significantly curtailed all product development activities of alagebrium and expect to have further reduced expenses in the first half of 2006. As announced on February 1, 2006, while we intend to pursue development of alagebrium in high potential cardiovascular indications such as heart failure, any continued development of alagebrium by us is contingent upon our entering into strategic collaboration agreements for this product candidate which, among other things, would be required to include funding for product development. We may not be able to enter into a strategic collaboration agreement with respect to alagebrium on reasonable terms, or at all. No enrollment or other activity is taking place with respect to any of our Phase 2 trials of alagebrium pending the resolution of our financial resource issues.

III-19

      In August 2005, in order to enable us to move forward with the continued development of alagebrium, we announced that we had engaged the services of Burrill & Company to assist in developing and identifying strategic options designed to diversify our portfolio of product candidates and to enhance our ability to raise financing in the future. Potential transactions include the acquisition of technologies and product programs, licensing opportunities, the sale to or merger into another company, and debt and equity financing.
      The amount and timing of our future capital requirements will depend on numerous factors, including the consummation of a merger with HaptoGuard, the timing of resuming our research and development programs, if at all, the number and characteristics of product candidates that we pursue, the conduct of preclinical tests and clinical studies, the status and timelines of regulatory submissions, the costs associated with protecting patents and other proprietary rights, the ability to complete strategic collaborations and the availability of third-party funding, if any.
      Selling securities to satisfy our short-term and long-term capital requirements may have the effect of materially diluting the current holders of our outstanding stock. We may also seek additional funding through corporate collaborations and other financing vehicles. If the merger is not consummated, potential financing sources may be dissuaded from investing in us in light of the fact that Genentech, Inc., as the sole holder of the outstanding shares of our Series G and Series H Preferred Stock, currently has a significant liquidation preference and voting position, on an as-converted to common stock basis. If funds are obtained through arrangements with collaborative partners or others, we may be required to relinquish rights to our technologies or product candidates. Even if we complete a merger, there can be no assurance that the products or technologies acquired in such transaction will result in revenues to the combined company or any meaningful return on investment to our stockholders.
COMMITMENTS
      The table below presents our contractual obligations as of December 31, 2005:

	Payments Due by Period

		Within			After
	Total	1 Year	1-3 Years	4-5 Years	5 Years

Contractual Obligations:
Employment agreements(1)	$1,717,668	$1,717,668	$—	$—	$—
Operating lease commitments	345,464	336,727	8,737	—	—

Total contractual obligations	$2,063,132	$2,054,395	$8,737	$—	$—

(1)	We have employment agreements with key executives, which provide severance and/or change in control benefits. If we terminate all of the agreements, we are subject to obligations totaling $1,717,668.
      On January 31, 2006, Judith Hedstrom, our COO, resigned and was paid one year’s salary in the amount of $300,000 and COBRA benefits for up to 18 months. Under the terms of her employment agreement with us, Ms. Hedstrom is entitled to an additional one year’s salary upon a change in control.
CRITICAL ACCOUNTING POLICIES
      In December 2001, the SEC issued a statement concerning its views regarding the appropriate amount of disclosure by publicly held companies with respect to their critical accounting policies. In particular, the SEC expressed its view that in order to enhance investor understanding of financial statements, companies should explain the effects of critical accounting policies as they are applied, the judgments made in the application of these policies and the likelihood of materially different reported results if different assumptions or conditions were to prevail. We have since carefully reviewed the disclosures included in our filings with the SEC. We believe the effects of the following accounting policies are significant to our results of operations and financial condition.

III-20

      In December 2004, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 123 (revised 2004), “Share-Based Payment” (“SFAS 123R”), which replaces “Accounting for Stock-Based Compensation,” (“SFAS 123”) and supersedes Accounting Principles Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees.” SFAS 123R requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values beginning with the first annual reporting period that begins after December 15, 2005. Under SFAS 123R, the pro forma disclosures previously permitted under SFAS 123 are no longer an alternative to financial statement recognition.
      The Company accounts for employee stock-based compensation, awards issued to non-employee directors, and stock options issued to consultants and contractors in accordance with SFAS 123R, SFAS No. 148 “Accounting for Stock-Based Compensation—Transition and Disclosure” and Emerging Issues Task Force Issue No. 96-18, “Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring or in Conjunction with Selling Goods or Services.”
      The Company has adopted the new standard, SFAS 123R, effective January 1, 2006 and has selected the Black-Scholes method of valuation for share-based compensation. The Company has adopted the modified prospective transition method which requires that compensation cost be recorded, as earned, for all unvested stock options and restricted stock outstanding at the beginning of the first quarter of adoption of SFAS 123R, and is recognized over the remaining service period after the adoption date based on the options’ original estimate of fair value.
      On December 15, 2005, the Compensation Committee of the Board of Directors of the Company approved the acceleration of the vesting date of all previously issued, outstanding and unvested options, effective December 31, 2005. The acceleration and the fact that no options were issued in the three months ended March 31, 2006, resulted in the Company not being required to recognize aggregate compensation expense under SFAS 123R for the three months ended March 31, 2006.
      Prior to adoption of SFAS 123R, the Company applied the intrinsic-value method under APB Opinion No. 25, “Accounting for Stock Issued to Employees,” and related interpretations, under which no compensation cost (excluding those options granted below fair market value) has been recognized. SFAS 123, “Accounting for Stock-Based Compensation,” established accounting and disclosure requirements using a fair-value based method of accounting for stock-based employee compensation plans. As permitted by SFAS 123, the Company elected to continue to apply the intrinsic-value based method of accounting described above, and adopted only the disclosure requirements of SFAS 123, as amended, which were similar in most respects to SFAS 123R.
CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON
ACCOUNTING AND FINANCIAL DISCLOSURE
      Not applicable.
QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK
      Our exposure to market risk for changes in interest rates relates primarily to our investment in marketable securities. We do not use derivative financial instruments in our investments. In 2006, 2005 and 2004, all of our investments resided in money market accounts. In 2003, our investments consisted primarily of debt instruments of the United States government, government agencies, financial institutions and corporations with strong credit ratings.
      Accordingly, we do not believe that there is any material market risk exposure with respect to derivative or other financial instruments that would require disclosure under this Item.

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CHAPTER FOUR — OTHER INFORMATION REGARDING HAPTOGUARD
BUSINESS OF HAPTOGUARD
Brief Description of Business

Overview
      HaptoGuard is a product-based biopharmaceutical company focused on the development of small molecule drugs to treat and prevent diseases associated with inflammation, initially targeting the inflammatory components of cardiovascular disease in diabetic patients. Its principal drug candidate, ALT-2074, was in-licensed from Oxis International (“Oxis”), where it was previously referred to as “BXT-50172”. HaptoGuard recently initiated Phase 2 clinical trials of ALT-2074. HaptoGuard also has strategic license agreements in place with BIO-RAP Technologies Ltd. (“BIO-RAP”) and UTI Limited Partnership , the technology transfer and commercialization center of the University of Calgary (“UTI”).
      HaptoGuard is a Delaware corporation formed on November 3, 2003. Its offices are located in New Jersey although it outsources most of its activities to third parties. HaptoGuard currently has two employees, Dr. Noah Berkowitz, its President and Chief Executive Officer, and Dr. Malcolm MacNab, its Chief Medical Officer. HaptoGuard has engaged a number of consultants and service providers to enable it to execute on its strategic plans, including, among others, Ockham Development Corporation, a clinical research organization that is conducting the Phase 2 clinical trial of ALT-2074, Oxis, which in addition to licensing ALT-2074 to HaptoGuard, is providing the drug on a exclusive basis to HaptoGuard and UPM Pharmaceuticals, Inc., a contract manufacturer that is producing ALT-2074 in tablet form for use in the Phase 2 clinical trial of ALT-2074.
      HaptoGuard licensed a family of compounds, including ALT-2074, from Oxis on an exclusive basis. Oxis previously conducted clinical trials for ALT-2074 for an alternative indication, inflammatory bowel disease. HaptoGuard believes the clinical trial data Oxis produced suggests that ALT-2074 could be safe and biologically potent, subject to additional testing, in the area of inflammation related to cardiovascular disease, more specifically in reducing iron mediated oxidative damage.
      HaptoGuard’s development plan includes a specialized clinical diagnostic test (Hp Test) to choose high risk patients that may benefit from treatment with ALT-2074. The use of the Hp Test to more quickly identify high risk patients may allow HaptoGuard to perform efficacy studies with fewer patients than otherwise would have been possible, in the absence of such risk stratification. The Hp Test (also known as a qualitative haptoglobin typing test) uses technology and reagents licensed by HaptoGuard from BIO-RAP Technologies Ltd.
      HaptoGuard also recently licensed a family of organoselenium and organotelluriam compounds from UTI on a worldwide, exclusive basis. These compounds, like the compounds HaptoGuard licensed from Oxis, can convert oxidized lipids and hydrogen peroxide to alcohols and water, respectively. This conversion process reduces oxidative stress in cells and has been thought to reduce inflammation. HaptoGuard believes these compounds may be used to treat diseases such as acute ischemic injury as well as autoimmune diseases such as Crohn’s disease and rheumatoid arthritis, lupus, ulcerative colitis and psoriasis although the research is in the early stages and significant development is still required, including initial toxicity studies, before any conclusions regarding the potential for commercialization of such compounds may be made.

Market Opportunity
      Diabetes is a therapeutic area that HaptoGuard believes has a large market potential. Diabetes is characterized by a large patient population, a small number of branded drugs, many generics, and a widespread level of dissatisfaction with treatment benefits. The number of patients suffering from diabetes is growing rapidly in both the United States and developing nations, particularly Asia. This coincides with an epidemic of obesity, a syndrome that almost certainly contributes to the increased risk of Type 2 diabetes. The increased incidence of diabetes is also a consequence of a downward reclassification of fasting blood glucose levels.
      Diabetes is the third leading cause of death from disease in the United States far exceeding that of many well known cancers. The World Health Organization (WHO) estimates that by year end 2000, there were approximately 150 million diabetics worldwide, 7.5 million (5%) with Type 1 and an overwhelming 140 million (95%) with Type 2 diabetes. By the year 2025, WHO estimates that the overall number of people with diabetes will have doubled to 300 million. Data from recent years has supported these predictions, and has shown that diabetes is growing into one of the most costly diseases on a global basis in both human and economic terms.
      Long term complications of diabetes, rather than the disease itself, are the major causes of diabetes associated morbidity and mortality. These complications include blindness (retinopathy), kidney failure (nephropathy), nerve damage (neuropathy) and cardiovascular disease. The second largest diabetes related direct cost to the United States healthcare system is the treatment of cardiovascular diseases by the medical management of hypertension and hyperlipidemia and by procedures such as coronary by pass surgery, coronary angioplasty and amputations. A medical treatment for, and the prevention of, diabetic cardiovascular complications would fill an important unmet need in the repertoire of physicians treating diabetics.
Cardiovascular Disease (“CVD”) and ALT-2074
      The relationship between diabetes mellitus (DM) and the complications of CVD are well known. The Nurses Health Study, which followed 117,000 individuals for 20 years, stated that the overall incidence of myocardial infarction (MI) or stroke was two and a half times higher in diabetic patients than in the total population. In fact, statistics show that diabetes confers the same degree of risk for future MI as having established CVD. Additionally, CVD accounts for 75% of all deaths in patients with DM. In patients presenting with acute coronary syndromes, 30% have DM, whereas the prevalence of DM in the general population is only about 7%. Finally, studies show that the one year survival of patients with DM following first MI is significantly lower than for patients without DM (57% vs. 70%, respectively). For 28 day survival, the death rate in patients with DM following first MI is twice that of the non diabetic population (14% vs. 7%, respectively). Thus, the epidemiology of DM and CVD demonstrates a relationship between these diseases and traditionally, tailoring medical treatment has followed the same logic.
      The primary medical treatment of diabetes consists of managing blood glucose levels through diet modification, insulin treatment or oral hypoglycemics. Diabetics often receive drugs used for some CVD risk factors (such as ACE inhibitors for HTN and statins for hyperlipidemia). Oxidative stress (the physiological condition of inadequate oxygen supply) may worsen atherosclerosis and make heart muscle more susceptible to damage. Inflammation may induce the thrombosis that causes acute coronary syndromes and may contribute to the remodeling of the heart muscle seen after ischemic damage, often associated with the development of congestive heart failure. Drugs that target the inflammation caused by oxidative stress in some diabetics may limit the severity of CVD.
      The basis for a clinical development strategy that targets drugs that reduce oxidative stress and inflammation to high risk diabetics is supported by some well corroborated epidemiology and some rapidly evolving basic science. Several studies have observed that a genetic variant of haptoglobin (a ubiquitous serum protein associated with inflammation and found commonly, but not distributed evenly, in the human population as Hp 1 1, Hp 2 1 or Hp 2 2, see later section for biology and genetics) may be associated with the rate of vascular complications in diabetic patients. Those studies include:

•	The Strong Heart Study — This longitudinal survey of the healthcare of PIMA Indians focuses on CVD and diabetes, and is particularly informative because of the high incidence of diabetes in this patient population. An examination of blood samples from several thousand patients enrolled in this study revealed that haptoglobin type predicts cardiovascular risk among diabetics but not non diabetics and the presence of a Haptoglobin 2 allele seemed to be associated with risk in a dose dependent fashion, such that Hp 2 2 diabetics were at higher risk than Hp 2 1 diabetics who were at still higher risk than Hp l 1 diabetics.

•	The Munich Stent Study — A group in Munich followed 935 diabetic patients after an angioplasty and stent placement for one year. When patients were segregated based on haptoglobin type, it became apparent that the risk of MI and death was highest in the Hp 2 2 and lowest in Hp l l.

•	The Rambam MI Study — Dr. Andrew Levy, a consultant to HaptoGuard, led a study at the Rambam Medical Center in Haifa, Israel in which over 500 consecutive diabetics who presented to the emergency room with a MI were followed for at least 30 days. This study demonstrated that the risk of 30 day mortality in Hp 2 2 diabetics was 16%, while the risk of mortality in the Hp l 1 group was less than 1%. The risk of clinical heart failure was also much higher for diabetics with Hp 2 2 as compared to those with other Hp types.

•	The HOPE Study — The Heart Outcomes Prevention Study compared the ability of Ramipril (an ACE inhibitor), or vitamin E, to prevent cardiovascular events in patients at high risk for CVD. The study results were first reported in 2000. Ramipril was noted to reduce incidence of MI and death. Vitamin E was ineffective. These findings were reported in diabetics and non diabetics. In a 2003 collaboration, Hp type predicted event rate in diabetics but not non diabetics, confirming the Strong and Framingham observations.
      In short, Hp type correlates, in diabetic patients, with risk of CVD, severity of disease, death and heart failure following infarction and restenosis after angioplasty.
Oxidative Stress, the Glutathione Peroxidase Reaction and CVD
      During oxidative metabolism in the mitochondria, 02 is reduced by the addition of 4 electrons. In the course of this reaction, small quantities of reduced oxygen compounds, including 02, 0H and H202 are produced. These substances, referred to as reactive oxygen species (ROS) can initiate a cascade of reactions whereby other cellular macromolecules undergo oxidation, and can then function as ROS themselves, causing oxidation of additional cellular components. The human organism has several ways of detoxifying these ROS, but when there is an imbalance between formation of ROS and their removal, a condition of oxidative stress is said to exist. Under these conditions, lipids are oxidized to create lipid peroxides and these peroxides are felt to contribute to atherogenesis.
      One of the defense mechanisms against the presence of ROS in general and hydroperoxides, such as lipid peroxide, in particular, is the enzyme glutathione peroxidase (GPx), which inactivates the ROS hydrogen peroxide and other organic ROS by the following reactions:
      There is significant evidence that oxidative stress, due to inadequate activity of detoxifying mechanisms such as the GPx reaction, plays a role in the development of CVD. Animal models including GPx knockouts have demonstrated the significant role played by GPx in ischemic heart disease. Human epidemiology has implicated the same enzyme activity — one group elucidated a clear inverse relationship between GPx activity and cardiac events. Also, GPx activity is significantly reduced in diabetics.
      Further, oxidized lipids (“lipid peroxides”) are inflammatory signaling which increases sensitivity of blood vessels, and possibly the heart muscle, to hypoxia (lack of oxygen). Persons with high concentrations of lipid peroxides may exhibit an increased risk for larger infarctions of the heart and more severe heart failure.
      The human body has developed protective mechanisms against the accumulation of lipid peroxides. One such mechanism is glutathione peroxidase, a seleno-enzyme that catalyzes the reduction of hydroperoxides to less toxic species using glutathione (GSH) as the reducing agent. In the case of hydrogen peroxide (H2O2), water is the reduction product, while organic hydroperoxides (ROOH) are reduced to the corresponding alcohol (ROH) and water. The other product of the reaction, oxidized glutathione (GSSG), is recycled back to the reduced form via the enzyme NADPH-dependent glutathione reductase.

Technology
      ALT-2074 mimics the activity of glutathione peroxidase, by catalyzing the conversion of organic hydroperoxides to their presumably less toxic alcohols. One reputable multinational research consortium has elucidated a clear inverse relationship between GPx activity and cardiac events. HaptoGuard believes that augmenting GPx activity with ALT-2074, particularly in diabetics at high risk for elevated lipid hydroperoxides, will reduce oxidized lipid-induced cardiovascular injury. ALT-2074 has a variety of special anti-inflammatory features that include:

•	inhibition of ICAM1, VCAM-1, p-selectin;

•	inhibition of neutrophil attachment to endothelium, while maintaining endothelial integrity; and

•	inhibition of neoiintimal formation in pig models of balloon-inflation, endothelial injury.
      All clinical development prior to the Phase 2 clinical trial was performed by Oxis. ALT-2074 was tested in a preclinical mouse model (high risk diabetic mice that have been genetically engineered to model the human condition) of ischemia reperfusion injury (i.e., a controlled heart attack) by administering different doses of ALT-2074. Results demonstrated an approximate 85% reduction in infarct size following a single oral administration of ALT-2074. Doses of 0.5mg/kg to 5mg/kg of ALT-2074 each yielded similar results. After dosage testing, ALT-2074 was administered to over 40 patients and volunteers in one Phase 1 study and a Phase 2a study involving patients diagnosed with ulcerative colitis. No drug related serious adverse events were reported and the drug was shown to be rapidly absorbed by the oral route. In the Phase 2a trial, 20 patients with mild to moderate ulcerative colitis, who had failed first line therapy (5-ASA drugs), received one of two dosage regimens of ALT-2074 for 28 days. The primary end point was the Mayo Colitis Activity Index (“CAI”), a well accepted composite clinical disease activity score. A statistically significant improvement in CAI from Day 1 to Day 28 was demonstrated in both dose groups.

Target Markets
      Diabetics are generally treated with insulin replacement and oral hypoglycemics to reduce their elevated blood concentrations of glucose (hyperglycemia). Despite readily available drugs, glucose is imperfectly controlled even in well-managed diabetic patients. Hence, ongoing hyperglycemia and possibly, the ensuing state of high oxidative stress, lead to vascular complications that persist in diabetics despite improvements in blood glucose concentrations. HaptoGuard believes that direct treatment of CVD in diabetics to prevent or reduce oxidative stress and inflammation will:

•	be most effective in preventing or delaying serious vascular complications;

•	reduce the number of diabetics who are also diagnosed with vascular disease;

•	improve the recovery rate for diabetics with vascular disease; and

•	significantly reduce healthcare costs.

      ALT-2074 currently has an open IND in the CardioRenal Division of the FDA. HaptoGuard recently initiated a Phase 2 clinical trial for ALT-2074. HaptoGuard plans to conduct the Phase 2 clinical trial for ALT-2074 in Israel and the Czech Republic over 8 separate sites and approximately 60 patients. The trial is a 5 day study in diabetic patients undergoing urgent angioplasty in the brief aftermath of a resolved, acute coronary syndrome. The clinical trial seeks to test whether patients with biologically measurable cardiac damage, as shown by the release of cardiac enzymes during the interventional procedure, as a consequence of transient ischemia from the brief occlusion of a coronary artery, will have less cardiac damage if treated with ALT-2074.
Personnel
      HaptoGuard has two employees, each of who has substantial expertise working with biopharmaceutical companies.
Noah Berkowitz, M.D., Ph.D. (Founder, CEO)
      Dr. Noah Berkowitz earned his B.A., M.D., and Ph.D. from Columbia University and trained at the National Cancer Institute in medical oncology. Prior to founding HaptoGuard, he was vice-president of Clinical Development at IMPATH Inc., a NASDAQ-traded, “cancer information company” where he developed a division, IMPATH Predictive Oncology, focused on biopharmaceutical partnerships supporting the discovery and development of cancer-related targeted diagnostics and therapeutics. Prior to IMPATH, Dr. Berkowitz was the founder of Physician Choice, a biopharmaceutical strategic consulting company.
Malcolm MacNab, M.D., Ph.D. (Vice President, Clinical Development)
      Dr. Malcolm MacNab was Vice President of Cardiovascular & Metabolism, US Clinical Development and Medical Affairs at Novartis Pharmaceuticals until February 4, 2005. In his more than 20 years of pharmaceutical industry experience, he assisted in all phases of drug development. He contributed to the registration of Diovan, a leading angiotensin receptor blocker used for the treatment of hypertension and heart failure and Lotrel, a leading branded combination product for the treatment of hypertension. Dr. MacNab received his MD and PhD in vascular pharmacology from Temple University in Philadelphia. He received post-graduate training in Internal Medicine and Hematology at the Medical College of Pennsylvania.
      HaptoGuard also has an established scientific advisory board consisting of recognized scholars in the fields of chemistry, molecular biology, pharmacology and pre-clinical development. Scientific advisors are reimbursed for participating on HaptoGuard’s scientific advisory board. HaptoGuard’s scientific advisors are:
Burton E. Sobel, M.D.
      Dr. Sobel is E.L. Amidon Professor, Physician-in-Chief and Professor of Biochemistry at the University of Vermont and a trustee of the Fletcher Allen Health Care Center, Burlington. He is Editor of Circulation and Coronary Artery Disease. Previously, he held senior academic and administrative positions at Washington University School of Medicine from 1973 to 1994, and at the University of California, San Diego, from 1968 to 1973. Dr. Sobel completed postgraduate training at the Peter Bent Brigham Hospital, Boston and the National Institutes of Health, Bethesda, and received an M.D. from Harvard University and an A.B. from Cornell University.
Joseph Loscaizo, M.D., Ph.D.
      Dr. Loscaizo is the Wade Professor and Chairman of the Department of Medicine and Director of the Whitaker Cardiovascular Institute at Boston University School of Medicine. Author of over 450 articles and 20 books, he is internationally recognized for his work on the vascular biology of nitric oxide, platelet function, and atherothrombosis. He is immediate past Chair of the Board of Scientific Counselors of the NHLBI and the Cardiovascular Board of the American Board of Internal Medicine, and current Director of the NHLBI-sponsored Specialized Center of Research in Ischemic Heart Disease at Boston University. He is also Editor-in-Chief of the premier cardiovascular journal, Circulation.

Stanley Hazen, M.D., Ph.D.
      Dr. Stanley Hazen is the Section Head of Preventive Cardiology and Rehabilitation, and Director of the Center for Cardiovascular Diagnostics and Prevention at the Cleveland Clinic Foundation. A recipient of numerous honors and awards, and frequent speaker at national and international meetings, Dr. Hazen is an internationally recognized expert in inflammation biochemistry and cardiovascular disease pathogenesis. Dr. Hazen oversees a world-class research program focusing on mechanisms of oxidant stress and inflammatory diseases.
Recent Developments
      In addition to entering into the merger agreement with Alteon, HaptoGuard has undertaken numerous activities in the calendar year 2006. In February 2006 HaptoGuard entered into a master service agreement with Ockham Development Corporation to engage Ockham to act as its contract research organization in connection with the Phase 2 clinical trial of ALT-2074. In March 2006, UPM Pharmaceutical, the contract manufacturer engaged by HaptoGuard, completed manufacturing sufficient quantities of ALT-2074 for the Phase 2 clinical trial. In April 2006, HaptoGuard received approval from the Israeli Ministry of Health regarding the commencement of the Phase 2 clinical trial in Israel and subsequently received IRB approval for 3 sites in Israel and has contracted with these sites. Ockham Development Corporation, HaptoGuard’s contract research organization, conducted initiation visits and is screening patients at those sites. HaptoGuard withdrew its request of the Czech Republic regulatory agency to conduct a Phase 2 clinical trial at sites in the Czech Republic because additional data regarding the duration of drug stability was requested and at the time of submission was unavailable. HaptoGuard plans to resubmit its application with the Czech Republic Ministry of Health once such data can be generated, which HaptoGuard believes will be later in 2006.
Intellectual Property

Overview
      HaptoGuard currently has certain exclusive license rights under certain issued patents and patent applications worldwide covering technology licensed from BIO-RAP, certain patents covering the compounds licensed from Oxis and one provisional patent application covering the compounds licensed from UTI. HaptoGuard also depends upon the skills, knowledge, and experience of its scientific and technical personnel, as well as that of its advisors, consultants, and other contractors, none of which is patentable. To help protect its proprietary know-how which is not patentable, and for inventions for which patents may be difficult to enforce, HaptoGuard relies on trade secret protection and confidentiality agreements to protect its interests. To this end, HaptoGuard requires its employees, consultants, advisors and other contractors to enter into confidentiality agreements that prohibit the disclosure of confidential information and, where applicable, require disclosure and assignment to HaptoGuard of the ideas, developments, discoveries and inventions important to its business.
      As part of the licensing agreement with Oxis covering ALT-2074, HaptoGuard controls the prosecution and maintenance of all licensed patents and patent applications and HaptoGuard has the first right, but not the obligation, to direct, bring and control any action or proceedings with respect to any infringement in the United States, Europe or any other territory of any patent or patent application licensed to HaptoGuard. HaptoGuard has similar rights with respect to the patents HaptoGuard licenses from BIO-RAP and the Rappaport Institute of Medicine which cover the insights and tests that will be used to determine the haptoglobin phenotype of the patient. HaptoGuard also retains the right and obligation under its agreement with UTI to prosecute all patents relating to the compounds it licensed from UTI and to protect such intellectual property against use by non-licensees. In the event HaptoGuard elects not to prosecute such patents, HaptoGuard will cease to have any rights to such intellectual property.
      As part of the licensing agreement with Oxis covering ALT-2074, Oxis is responsible for protecting the underlying intellectual property against use by non-licensees and to use all legal methods to defend the patents. BIO-RAP and the Rappaport Institute of Medicine are similarly responsible for the patents HaptoGuard licenses from them covering the insights and tests that will be used to determine the haptoglobin phenotype of the patient. Conversely, HaptoGuard retains the right and obligation under its agreement with UTI to prosecute all patents relating to the compounds it licensed from UTI and to protect such intellectual property against use by non-licensees. In the event HaptoGuard elects not to prosecute such patents, HaptoGuard will cease to have any rights to such intellectual property.

Oxis Exclusive License and Supply Agreement
      On September 28, 2004, HaptoGuard entered into an exclusive license and supply agreement with Oxis under which it received an exclusive, worldwide, royalty-bearing license, with the right to grant sublicenses, under certain patents, compounds, process, know-how relating to ALT-2074 and a family of related compounds for therapeutic, diagnostic, preventative, ameliorative and/or prognostic in certain defined cardiovascular indications. Pursuant to the terms of the agreement, HaptoGuard has already made aggregate payments to Oxis of approximately $550,000 in cash as of May 31, 2006. These payments include a $100,000 payment to Oxis in exchange for a 6 month extension in complying with a stated milestone. HaptoGuard is obligated to make future payments to Oxis upon achievement of certain FDA-related milestones and to pay Oxis royalties on sales of ALT-2074 upon commercialization, net of various customary discounts, attributable to certain licensed products. HaptoGuard is also obligated to achieve certain development milestones in accordance with the timelines set forth in the license agreement. While Oxis has not claimed a default under the license agreement, it has indicated that its view as to whether HaptoGuard satisfied the milestone to begin Phase 2 clinical trials by May 28, 2006 differs from HaptoGuard’s view.
      The license agreement with Oxis also requires HaptoGuard to treat Oxis as the sole supplier of ALT-2074, provided Oxis meets its supply requirements under the agreement. The agreement provides that all product purchased from Oxis shall be priced on a cost plus basis. HaptoGuard has typical rights to inspect and analyze representative samples of licensed products from batches supplied by Oxis and to reject any non-conforming goods.

BlO-RAP License and Research Agreement
      On July 12, 2004 HaptoGuard entered into a license and research agreement with BIO-RAP on its own and on behalf of the Rappaport Family Institute for Research in the Medical Sciences. Under the license, HaptoGuard received an exclusive, worldwide, royalty-bearing license, with the right to grant sublicenses, to certain technology, patents and technology relating to products in the field of testing and/or measurement for diagnostic predictive purposes of vascular or cardiac diseases. HaptoGuard is currently negotiating such a sublicense with Oxis. Under the agreement HaptoGuard is obligated to make annual research funding payments to BIO-RAP plus a portion of BIO-RAP’s direct overhead costs. HaptoGuard is also obligated to make future payments upon achievement of certain milestones including FDA-related milestones as well as royalty payments on sales, net of various customary discounts, attributable to therapeutic products derived from the technology being licensed to HaptoGuard by BIO-RAP. HaptoGuard has a first right to acquire a license to any of the technology developed as part of the research conducted pursuant to the agreement. If HaptoGuard exercises this right but the parties acting in good faith fail to reach an agreement in respect of such license then HaptoGuard has a right of first refusal to license the research technology on the same terms offered by BIO-RAP to a third party.

UTI (University of Calgary) License Agreement
      On May 5, 2006, HaptoGuard entered into an exclusive license agreement with UTI under which it received an exclusive, worldwide, royalty-bearing license, with the right to grant sublicenses, in and to certain organoselenium and tellurium compounds described in the patent application, technology relating to such compounds, and a provisional patent application covering such compounds. Pursuant to the terms of the agreement, HaptoGuard is obligated to make future annual payments to UTI as well as a portion of the fees it receives on any sublicense of compounds licensed under the agreement between HaptoGuard and UTI. HaptoGuard is also obligated to pay UTI royalties on sales, net of various customary discounts, attributable to certain licensed products.

Competition
      The family of compounds licensed from Oxis (including ALT-2074), can be characterized as organoselenium compounds or mimics of glutathione peroxidase. HaptoGuard is currently unaware of any other companies actively developing organoselenium compounds for treatment of oxidative stress and inflammation. A variety of academic efforts to mimic glutathione peroxidase activity have appeared in the scientific literature over the past few years but none appear to be in clinical development. Although HaptoGuard is not aware of any companies actively developing such compounds, many large pharmaceutical companies have active programs targeting the inflammatory aspects of CVD and numerous companies are developing hypoglycemic medications or variants of insulin that may promise tighter glucose control. As a consequence, these approaches may deliver decreased oxidative stress and fewer cardiovascular complications which may lessen the need for treatment by a GPx mimic like ALT-2074.
      Possibly the most advanced antioxidant drug with similar properties is AGI-1067, which is being developed by Atherogenics. This probucol-like compound has anti-inflammatory properties, some of which may be mediated through its anti-oxidative.
Manufacturing
      Oxis International is the sole supplier of the ALT-2074 product to HaptoGuard. Oxis supplies the product to HaptoGuard at cost plus basis.
      If Oxis is unable to supply ALT-2074 as ordered by HaptoGuard, for a period of sixty (60) or more days after the agreed delivery time for any reason other than a delay caused by HaptoGuard, then HaptoGuard may, at its option, responsibility and expense, elect to manufacture or have a third party manufacture ALT-2074 until such time as Oxis can demonstrate to HaptoGuard’s reasonable satisfaction that Oxis is capable of resuming the manufacture of the products.
      HaptoGuard believes that there are several other manufacturers that could produce ALT-2074 but there could be significant time loss and expense in changing manufacturers.
Government Regulation
      The FDA and comparable regulatory agencies in foreign countries as well as pharmacy regulators in state and local jurisdictions, impose substantial requirements upon the clinical development, manufacture and marketing of pharmaceutical products. These agencies and other federal, state and local entities regulate research and development activities and the testing, manufacture, quality control, safety, effectiveness, labeling, storage, record keeping, approval, advertising, and promotion of our products. These regulations are also subject to change from time to time.
      The current process required by the FDA under the drug provisions of the United States Food, Drug, and Cosmetic Act before HaptoGuard’s product candidates may be marketed in the U.S. generally involves the following:

•	Pre clinical laboratory and animal tests;

•	Submission of an IND, which must become effective before human clinical trials may begin;

•	Adequate and well controlled human clinical trials to establish the safety and efficacy of the product candidate for its intended use;

•	Submission to the FDA of a NDA; and

•	FDA review and approval of a NDA.
      The testing and approval process requires substantial time, effort, and financial resources, and there is no certainty that any approval will be granted on a timely basis, if at all.
      Pre-clinical tests include laboratory evaluation of the product candidate, its chemistry, formulation and stability, as well as animal studies to assess the potential safety and efficacy of the product candidate. Certain pre clinical tests must be conducted in compliance with good laboratory practice regulations. Violations of these regulations can, in some cases, lead to invalidation of the studies, requiring such studies to be replicated. In some cases, long tern pre clinical studies are conducted while clinical studies are ongoing.
      An applicant then submit the results of the pre clinical tests, together with manufacturing information and analytical data, to the FDA as part of an IND, which must become effective before beginning human clinical trials. The IND automatically becomes effective 30 days after receipt by the FDA, unless the FDA, within the 30 day time period, raises concerns or questions about the conduct of the trials as outlined in the IND and imposes a clinical hold. In such a case, the IND sponsor and the FDA must resolve any outstanding concerns before clinical trials can begin. Submission of an IND may not result in FDA authorization to commence clinical trials. All clinical trials must be conducted under the supervision of a qualified investigator in accordance with good clinical practice regulations. These regulations include the requirement that all subjects provide informed consent. Further, an independent Institutional Review Board (“IRB”) at each medical center proposing to conduct the clinical trials must review and approve any clinical study. The IRB also continues to monitor the study and must be kept aware of the study’s progress, particularly as to adverse events and changes in the research. Progress reports detailing the results of the clinical trials must be submitted at least annually to the FDA and more frequently if adverse events occur.
      Human clinical trials are typically conducted in three sequential phases that may overlap:

•	Phase 1: The drug is initially introduced into healthy human subjects or patients and tested for safety, dosage tolerance, absorption, metabolism, distribution, and excretion.

•	Phase 2: The drug is studied in a limited patient population to identify possible adverse effects and safety risks, to determine the efficacy of the product for specific targeted diseases and to determine dosage tolerance and optimal dosage.

•	Phase 3: When Phase 2 evaluations demonstrate that a dosage range of the drug is effective and has an acceptable safety profile, Phase 3 trials are undertaken to further evaluate dosage and clinical efficacy and to further test for safety in an expanded patient population, often at geographically dispersed clinical study sites.
      There is no certainty that HaptoGuard will successfully complete Phase 1, Phase 2, or Phase 3 testing of its product candidates within any specific time period, if at all. Furthermore, the FDA or the Institutional Review Board or the IND sponsor may suspend clinical trials at any time on various grounds, including a finding that the subjects or patients are being exposed to an unacceptable health risk.
      Concurrent with clinical trials and pre clinical studies, we also must develop information about the chemistry and physical characteristics of the drug and finalize a process for manufacturing the product in accordance with good manufacturing practice (“GMP”) requirements. The manufacturing process must be capable of consistently producing quality batches of the product, and we must develop methods for testing the quality, purity, and potency of the final products. Additionally, appropriate packaging must be selected and tested and chemistry stability studies must be conducted to demonstrate that the product does not undergo unacceptable deterioration over its shelf life.
      The results of product development, pre clinical studies, and clinical studies are submitted to the FDA as part of a NDA for approval of the marketing and commercial shipment of the product. The FDA reviews each NDA submitted and may request additional information, rather than accepting the NDA for filing. In this event, the application must be resubmitted with the additional information. The resubmitted application is also subject to review before the FDA accepts it for filing. Once the FDA accepts the NDA for filing, the agency begins an in depth review of the NDA. The FDA has substantial discretion in the approval process and may disagree with interpretation of the data submitted in the NDA. The review process may be significantly extended by the FDA requests for additional information or clarification regarding information already provided. Also, as part of this review, the FDA may refer the application to an appropriate advisory committee, typically a panel of clinicians, for review, evaluation and a recommendation. The FDA is not bound by the recommendation of an advisory committee. Manufacturing establishments often also are subject to inspections prior to NDA approval to assure compliance with GMP and with manufacturing commitments made in the relevant marketing application.
      The FDA assigns a goal of ten months for standard NDA reviews from acceptance of the application to the time the agency issues its “complete response”, in which the FDA may approve the NDA, deny the NDA if the applicable regulatory criteria are not satisfied, or require additional clinical data. Even if these data are submitted, the FDA may ultimately decide that the NDA does not satisfy the criteria for approval. If the FDA approves the NDA, the product becomes available for physicians to prescribe. Even if the FDA approves the NDA, the agency may decide later to withdraw product approval if compliance with regulatory standards is not maintained or if safety problems occur after the product reaches the market. The FDA may require post marketing studies, also known as Phase IV studies, as a condition of approval to develop additional information regarding the safety of a product. In addition, the FDA requires surveillance programs to monitor approved products that have been commercialized, and the agency has the power to require changes in labeling or to prevent further marketing of a product based on the results of these post marketing programs.
      Satisfaction of the above FDA requirements or requirements of state, local and foreign regulatory agencies typically takes several years, and the actual time required may vary substantially based upon the type, complexity and novelty of the pharmaceutical product. Government regulation may delay or prevent marketing of potential products for a considerable period of time and impose costly procedures upon our activities. There is significant uncertainty as to whether FDA or any other regulatory agency will grant approval for any of product candidate under development on a timely basis, if at all. Success in pre clinical or early stage clinical trials does not assure success in later stage clinical trials. Data obtained from pre clinical and clinical activities are not always conclusive and may be susceptible to varying interpretations that could delay, limit or prevent regulatory approval. Even if a product receives regulatory approval, the approval may be significantly limited to specific indications or uses. Further, even after regulatory approval is obtained, later discovery of previously unknown problems with a product may result in restrictions on the product or even complete withdrawal of the product from the market. Delays in obtaining, or failures to obtain, regulatory approvals would have a material adverse effect on our business.
      HaptoGuard received approval from Israel’s Ministry of Health to conduct Phase 2 clinical trials for its lead product candidate, ALT-2074, and has received IRB approval for 3 sites in Israel and has contracted with these sites. Ockham Development Corporation, HaptoGuard’s contract research organization, conducted initial visits and is screening patients at each of these sites. HaptoGuard recently withdrew its submission to request approval to conduct a Phase 2 clinical trial at sites in the Czech Republic, in order to generate additional data regarding the duration of drug stability . While HaptoGuard intends to resubmit its application later in 2006, no assurance can be given that such approval will be granted. The requirements for approvals necessary to conduct clinical trials differ from country to country as do the timelines for such approvals, and additional delays and complications can arise from conducting trials in multiple countries.
Market Price and Dividends on HaptoGuard’s Common Equity and Related Stockholder Matters

(a)	Market Information
      There is no established public trading market for any of HaptoGuard’s securities. Because there is no established market for such securities, pricing information cannot be readily provided.

(b)	Holders
      As of June 27, 2006, HaptoGuard had 24 holders of record of its common stock. Pursuant to the merger agreement, at the effective time of the merger, each holder of HaptoGuard common stock will receive approximately 3,521 shares of Alteon common stock for each one (1) share of HaptoGuard common stock then held.

(c)	Dividends
      HaptoGuard has never paid a cash dividend on its common stock and has no present intention to declare or pay cash dividends on the common stock at any time prior to the effective date of the merger.

(d)	Securities Authorized for Issuance Under Equity Compensation Plans
      The following table sets forth information concerning the number of outstanding options and warrants, the weighted average exercise price of those securities and the number of securities remaining to be granted under existing equity plans, whether approved or not approved by security holders, as of December 31, 2005:

	Number of Securities	Weighted-Average	Number of Securities
	to be Issued Upon	Exercise Price of	Remaining Available
	Exercise of	Outstanding	for Future Issuance
	Outstanding Options,	Options, Warrants	Under Existing Equity
Plan Category	Warrants and Rights	and Rights	Compensation Plans

Equity compensation plans approved by security holders	800	$572.08	718
Equity compensation plans not approved by security holders	509	$572.08	0

Total	1,309	$572.08	718
      In connection with entering into an exclusive license and supply agreement with Oxis, HaptoGuard granted Oxis a warrant to purchase 509 shares of common stock of HaptoGuard at a price per share of $572.08. The warrant has a term of three years and expires on February 1, 2008. The warrant may only be exercised in whole, not in part. Pursuant to the Merger Agreement, at the effective time of the merger, the warrant will be canceled and exchanged for the right to receive approximately 551,800 shares of common stock of Alteon on the basis of outstanding stock as of April 18, 2006.

Management’s Discussion and Analysis of Financial Condition and Results of Operations
      HaptoGuard is a product-based biopharmaceutical company focused on the development of small molecule drugs to treat and prevent diseases associated with inflammation, initially targeting the inflammatory components of cardiovascular disease in diabetic patients. HaptoGuard’s lead product, ALT-2074, has recently begun Phase 2 clinical trials. See “Brief Discussion of Business” in this Chapter 4 for more information.
      Since HaptoGuard’s inception in July 2004, it has devoted substantially all of its resources to research, drug discovery and development programs of ALT-2074 and the technology it licensed from BIO-RAP. To date, HaptoGuard has not generated any revenues from the sale of products and does not expect to generate any such revenues for a number of years, if at all. HaptoGuard has incurred an accumulated deficit of $2,425,258 as of December 31, 2005 and of $3,075,881 as of March 31, 2006, and expects to incur net losses, potentially greater than losses in prior years, for a number of years.
RESULTS OF OPERATIONS

Three months ended March 31, 2006 and 2005

Income
      Total revenues for three months ended March 31, 2006 were $1,774 as compared to $3,006 for the three months ended March 31, 2005. Revenues were derived from interest earned on cash and cash equivalents.

Operating Expenses
      Total expenses were $671,801 for the three months ended March 31, 2006 and $682,328 for the three month ended March 31, 2005. Research and development expenses were $491,824 for the three month ended March 31, 2006 and $375,458 for the period ending March 31, 2005. Research and development expenses consisted primarily of third-party expenses associated with preclinical and clinical studies, manufacturing costs, including the development and preparation of clinical supplies, personnel and personnel-related expenses. The $116,366 increase in R&D expenses for the three months ended March 31, 2006 were related to contracting of a Contract Research Organization for the management of a Phase 2 clinical trial and the authorization of manufacturing of ALT-2074 for that clinical trial.
      General and administrative expenses were $179,977 for the three months ended March 31, 2006 and $306,870 for the three months ended March 31, 2005. The decrease in general and administrative expenses were primarily a consequence of one time legal expenses incurred in an aborted merger transaction contemplated in the first quarter of 2005.

Net Loss
      HaptoGuard had net losses of $670,027 for the three months ended March 31, 2006, $679,322 for the three months ended March 31, 2005. Net losses are primarily due to the research and development expenses and legal expenses relating to the merger consideration.
LIQUIDITY AND CAPITAL RESOURCES
      HaptoGuard had cash and cash equivalents of $2,805 at March 31, 2006 and $101,090 at December 31, 2005. Cash used in operating activities for the three months ended March 31, 2006 totaled $562,931 and for the three months ended March 31, 2005 totaled $373,483 and consisted primarily of research and development expenses, personnel and related costs. Cash provided by financing activities for the three months ended March 31, 2006 totaled $464,646 and for the three months ended March 31, 2005 totaled $837,849 and arose from the sale of common stock.
      HaptoGuard does not have any approved products or services that it has commercialized and currently derives cash from sales of securities and interest on cash and cash equivalents. HaptoGuard expects to generate modest revenues in 2006 through various consulting engagements. HaptoGuard’s ability to generate additional financing is highly susceptible to conditions in the global financial markets and in the pharmaceutical industry.

Subsequent Events
      On April 4, 2006, HaptoGuard entered into a consulting agreement with Alteon Inc. This agreement called for HaptoGuard to provide advisory services relating to clinical development and receive in consideration $125,000 in two installments, $75,000 at the time of signing of such agreement and $50,000 on May 1, 2006.
      In addition, upon signing the definitive merger agreement with Alteon on April 19, 2006, HaptoGuard contracted to continue the advancement of its Phase 2 clinical program for ALT-2074 and will receive from Alteon $140,000/month until the time of the shareholder vote.
      The amount and timing of HaptoGuard’s future capital requirements will depend on numerous factors, including the timing its research and development activities and the Phase 2 clinical trial, the focus on one or more product candidates, the conduct of preclinical tests and clinical studies, the status and timelines of regulatory submissions, the costs associated with protecting patents and other proprietary rights, the ability to complete strategic collaborations and the availability of third-party funding, if any.
RESULTS OF OPERATIONS

Year Ended December 31, 2005 and Period from July 19, 2004 (Inception) to December 31, 2004

Income
      Total revenues for the year ended December 31, 2005 and for the period from July 19, 2004 (Inception) to December 31, 2004 were $9,885 and $2,643 respectively. Revenues were derived from interest earned on cash and cash equivalents.

Operating Expenses
      Total expenses increased to $1,664,580 for the year ended December 31, 2005 from $773,206 for the period from July 19, 2004 (Inception) to December 31, 2004 and consisted primarily of research and development expenses. Research and development expenses were $915,409 for the year ended December 31, 2005 and $603,173 for the period from July 19, 2004 (Inception) to December 31, 2004. Research and development expenses consisted primarily of third-party expenses associated with preclinical and clinical studies, manufacturing costs, including the development and preparation of clinical supplies, personnel and personnel-related expenses.
      Research and development expenses increased to $915,409 for the year ended December 31, 2005 from $603,173 for the period from July 19, 2004 (Inception) to December 31, 2004, a change of $312,236, or 52%. The primary reasons for the change were the filing of an IND with the FDA, an increase in patent expenses for the licensed intellectual property, and the submission of new patent applications.
      General and administrative expenses increased to $749,171 for the calendar year ended December 31, 2005 from $170,033 for the period from July 19, 2004 (Inception) to December 31, 2004, a change of $579,138, or 340%. The primary reason for the change was the incurrence of considerable legal expenses in consideration of a proposed merger transaction.

Net Loss
      HaptoGuard had net losses of $1,654,695 for the year ended December 31, 2005 and $770,563 for the period from July 19, 2004 (Inception) to December 31, 2004. Net loss increased primarily due to the increase in research and development expenses and legal expenses relating to the proposed merger. In addition, the period from July 19, 2004 (Inception) to December 31, 2004 was a shorter period than the year ended December 31, 2005 (approximately five and one-half months versus 12 months) which attributed to the increase in net loss when comparing periods.

LIQUIDITY AND CAPITAL RESOURCES
      HaptoGuard had cash and cash equivalents at December 31, 2005, of $101,090, compared to $581,573 at December 31, 2004. Cash used in operating activities for the year ended December 31, 2005, totaled $1,312,189 and consisted primarily of research and development expenses, personnel and related costs. Cash used in investing activities totaled $6,143 for the year ended December 31, 2005 and was for the purchase of computers. Cash provided by financing activities for the year ended December 31, 2005 was $837,849 and arose from the sale of securities in a private placement.
      HaptoGuard does not have any approved products or services that it has commercialized and currently derives cash from sales of securities and interest on cash and cash equivalents. HaptoGuard expects to generate modest revenues in 2006 through various consulting engagements. HaptoGuard’s ability to generate additional financing is highly susceptible to conditions in the global financial markets and in the pharmaceutical industry.
      The amount and timing of HaptoGuard’s future capital requirements will depend on numerous factors, including the timing its research and development activities and the Phase 2 clinical trial, the focus on one or more product candidates, the conduct of preclinical tests and clinical studies, the status and timelines of regulatory submissions, the costs associated with protecting patents and other proprietary rights, the ability to complete strategic collaborations and the availability of third-party funding, if any.
CRITICAL ACCOUNTING POLICIES
      In December 2004, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 123 (revised 2004), “Share-Based Payment” (“SFAS 123R”), which replaces “Accounting for Stock-Based Compensation,” (“SFAS 123”) and supersedes Accounting Principles Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees.” SFAS 123R requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values effective for the Company January 1, 2006. Under SFAS 123R, the pro forma disclosures previously permitted under SFAS 123 are no longer an alternative to financial statement recognition.
      The Company accounts for employee stock-based compensation, awards issued to non-employee directors, and stock options issued to consultants and contractors in accordance with SFAS 123R and Emerging Issues Task Force Issue No. 96-18, “Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring or in Conjunction with Selling Goods or Services.”
      The Company has adopted the new standard, SFAS 123R, effective January 1, 2006 and has selected the Black-Scholes method of valuation for share-based compensation. The Company has adopted the modified prospective transition method which requires that compensation cost be recorded, as earned, for all unvested stock options and restricted stock outstanding at the beginning of the first quarter of adoption of SFAS 123R, and that such costs be recognized over the remaining service period after the adoption date based on the options’ original estimate of fair value.
      There were no options that were issued in the three months ended March 31, 2006, resulted in the Company not being required to recognize aggregate compensation expense under SFAS 123R for the three months ended March 31, 2006.
      Prior to adoption of SFAS 123R, the Company applied the intrinsic-value method under APB Opinion No. 25, “Accounting for Stock Issued to Employees,” and related interpretations, under which no compensation cost (excluding those options granted below fair market value) had been recognized. SFAS 123 established accounting and disclosure requirements using a fair-value based method of accounting for stock-based employee compensation plans. As permitted by SFAS 123, the Company elected to continue to apply the intrinsic-value based method of accounting described above, and adopted only the disclosure requirements of SFAS 123, as amended

      As with all pharmaceutical products, the probability of commercial success for any one research and development project is highly uncertain. The risks and uncertainties associated with completing development within the projected completion dates and realization of the anticipated return on our investment include the inability to obtain and maintain access to intellectual property, failure in clinical trials, the inability to obtain required regulatory approvals, and the availability of competitive products. If we fail to successfully advance our clinical development of ALT-2074, we may not achieve the currently anticipated return on any investment we have made or will make. We currently are incurring costs for the development of our portfolio of compounds. These costs are recognized as expenses at the time they are incurred.
Quantitative and Qualitative Disclosures about Market Risk
      HaptoGuard’s exposure to market risk for changes in interest rates relates primarily to its investment in cash and cash equivalents. HaptoGuard does not use derivative financial instruments in making or holding its investments. Accordingly, HaptoGuard does not believe that there is any material market risk exposure with respect to derivative or other financial instruments that would require additional disclosure.

CHAPTER FIVE — CERTAIN LEGAL INFORMATION
COMPARISON OF STOCKHOLDER RIGHTS
      Both Alteon and HaptoGuard are incorporated in the state of Delaware. If the merger is consummated, holders of HaptoGuard preferred and common stock will become holders of Alteon common stock, and the rights of former HaptoGuard stockholders will be governed by Delaware law and Alteon’s certificate of incorporation and by-laws. The rights of HaptoGuard stockholders under HaptoGuard’s certificate of incorporation and by-laws differ in limited respects from the rights of Alteon stockholders under Alteon’s certificate of incorporation and by-laws. These differences are summarized in the table below.

	Alteon Stockholder Rights	HaptoGuard Stockholder Rights

Corporate Governance:	The rights of Alteon stockholders are currently governed by Delaware law and the certificate of incorporation and by-laws of Alteon.	The rights of HaptoGuard stockholders are currently governed by Delaware law and the certificate of incorporation and by-laws of HaptoGuard.
	Upon consummation of the merger, the rights of Alteon stockholders will continue to be governed by Delaware law and the certificate of incorporation and by-laws of Alteon.	Upon consummation of the merger, the rights of HaptoGuard stockholders will continue to be governed by Delaware law. They will also be governed by the certificate of incorporation and by-laws of Alteon.
Authorized Capital Stock:	The authorized capital stock of Alteon consists of 300,000,000 shares of Alteon common stock and 1,993,329 shares of Alteon preferred stock.	The authorized capital stock of HaptoGuard consists of 100,000 shares of HaptoGuard common stock.
Number of Directors:	Alteon’s by-laws provide that the number of directors shall be determined by the board of directors and shall be no less than four (4) and no more than ten (10).	HaptoGuard’s by-laws provide that the number of directors shall be determined by the board of directors.
Classification of Board of Directors:	Alteon’s certificate of incorporation and by-laws provide that the board of directors shall be divided into three classes, with each class serving a staggered three-year term.	None.
Stockholder Action by Written Consent:	According to Alteon’s by-laws, stockholders may take any action by written consent.	According to HaptoGuard’s by- laws, stockholders may take any action by written consent.
Notice of Business at Annual Meetings:	Under Alteon’s by-laws, written notice of stockholder meetings, including annual meetings, must include a statement of the purposes for which the meeting is called. Also, stockholder-proposed business may only be transacted if the proposing stockholder provides timely written notice to an officer of the corporation.	Under HaptoGuard’s by-laws, all notices of meetings with stockholders shall be in writing and shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting.

	Alteon Stockholder Rights	HaptoGuard Stockholder Rights

Liquidation Rights:	Under Alteon’s certificate of incorporation, holders of Alteon common stock are entitled to share ratably in the remaining assets of the corporation, after payment to the preferred stock holders of all amounts to which such preferred holders are entitled.	None.
Voting Rights:	Each holder of Alteon common stock is entitled to one vote for each share of Alteon common stock held of record on the applicable record date on all matters submitted to a vote of stockholders. There are no cumulative voting rights.	Each holder of HaptoGuard common stock is entitled to one vote for each share of HaptoGuard common stock held of record on the applicable record date on all matters submitted to a vote of stockholders. There are no cumulative voting rights.
Dividend Rights:	Under Alteon’s certificate of incorporation, holders of common stock are not entitled to receive dividends.	Under HaptoGuard’s bylaws, holders of HaptoGuard common stock are entitled to dividends if, as and when declared by the HaptoGuard board of directors.
Appraisal Rights:	Alteon stockholders are not entitled to appraisal rights Delaware law in connection with the merger.	HaptoGuard stockholders are entitled to appraisal rights under the under the Delaware law in connection with the merger.

DESCRIPTION OF ALTEON CAPITAL STOCK
      The following summary of the current terms of the capital stock of Alteon and the terms of the capital stock of Alteon to be in effect after completion of the merger is not meant to be complete and is qualified by reference to the Alteon certificate of incorporation and Alteon by-laws. Copies of the Alteon certificate of incorporation and Alteon by-laws are incorporated by reference and will be sent to holders of shares of Alteon common stock and HaptoGuard common stock upon request. See “Chapter Eight — Additional Information for Stockholders — Where You Can Find More Information.”
Authorized Capital Stock
      Under the Alteon certificate of incorporation, Alteon’s authorized capital stock consists of 300,000,000 shares of Alteon common stock, $0.01 par value per share, and 1,993,329 shares of preferred stock, $0.01 par value per share.
Alteon Common Stock
      Alteon Common Stock Outstanding. The outstanding shares of Alteon common stock are, and the shares of Alteon common stock issued pursuant to the merger will be, duly authorized, validly issued, fully paid and nonassessable.
      Voting Rights. Each holder of Alteon common stock is entitled to one vote for each share of Alteon common stock held of record on the applicable record date on all matters submitted to a vote of stockholders. There are no cumulative voting rights.
      Dividend Rights; Rights upon Liquidation. The holders of Alteon common stock are not entitled to receive dividends. In the event of liquidation, each share of Alteon common stock is entitled to share pro rata in any distribution of Alteon’s assets after payment or providing for the payment of liabilities and the liquidation preference of any then outstanding Alteon preferred stock.
      Preemptive Rights. Holders of Alteon common stock have no preemptive rights to purchase, subscribe for or otherwise acquire any unissued or treasury shares or other securities.
Alteon Preferred Stock
      Blank Check Preferred Stock. Under the Alteon certificate of incorporation, the Alteon board of directors has the authority, without stockholder approval, to create one or more classes or series within a class of preferred stock, to issue shares of preferred stock in such class or series up to the maximum number of shares of the relevant class or series of preferred stock authorized, and to determine the preferences, rights, privileges, qualifications, limitations, and restrictions of any such class or series, including the dividend rights, dividend rates, voting rights, the rights and terms of redemption, redemption prices, the rights and terms of conversion, liquidation preferences, sinking fund terms, the number of shares constituting any such class or series, and the designation of such class or series. Alteon believes that the power to issue preferred stock will provide flexibility in connection with possible corporate transactions. The issuance of preferred stock could adversely affect the voting power of the holders of common stock and restrict their rights to receive payment upon liquidation and could have the effect of delaying, deferring or preventing a change of control of Alteon. See “— Anti-Takeover Measures.” Alteon has no present plans to issue any shares of preferred stock.
      Terms of Series G Preferred Stock and Series H Preferred Stock. Alteon has outstanding shares of Series G Preferred Stock and Series H Preferred Stock. Both the Series G Preferred Stock and Series H Preferred Stock have dividends which are payable quarterly in shares of preferred stock at a rate of 8.5% of the accumulated balance. The Series G and Series H Preferred Stock each carry a liquidation preference, which means that the value of that preferred stock would be required to be paid to the holders of the Series G and Series H Preferred Stock upon a sale or liquidation before any proceeds from such sale or liquidation are paid to any other holders of equity securities, including the common stock. The Series G and Series H Preferred Stock have no voting rights. Each share of Series G Preferred Stock and Series H Preferred Stock is convertible, upon 70 days’ prior written notice, into the number of shares of common stock determined by dividing $10,000 by the average of the closing prices of our common stock, as reported on the American Stock Exchange, for the 20 business days immediately preceding the date of conversion. On December 31, 2005, the Series G and Series H Preferred Stock would have been convertible into 69,464,500 and 208,605,500 shares of common stock, respectively, representing, in aggregate, approximately 83% of our common stock outstanding on an as-converted basis as of that date.
Stock Purchase Warrants
      Alteon currently has outstanding warrants to purchase 12,591,455 shares of its common stock, expiring at various dates through 2011, ranging from $.25 to $2.93 per share.
Anti-Takeover Measures
      Alteon’s Certificate of Incorporation provides for staggered terms for the members of the Board of Directors and includes a provision (the “Fair Price Provision”) that requires the approval of the holders of 80 percent of its voting stock as a condition to a merger or certain other business transactions with, or proposed by, a holder of 10 percent or more of its voting stock, except in cases where certain directors approve the transaction or certain minimum price criteria and other procedural requirements are met. Alteon has entered into a Stockholders’ Rights Agreement pursuant to which each holder of a share of common stock is granted a Right to purchase our Series F Preferred Stock under certain circumstances if a person or group acquires or commences a tender offer for 20 percent of our outstanding common stock. Alteon has also adopted a Change in Control Severance Benefits Plan which provides for severance benefits to employees upon certain events of termination of employment after or in connection with a change in control as defined in the Plan. In addition, the Board of Directors has the authority, without further action by the stockholders, to fix the rights and preferences of, and issue shares of, Preferred Stock. The staggered board terms, Fair Price Provision, Stockholders’ Rights Agreement, Change in Control Severance Benefits Plan, Preferred Stock provision and other provisions of Alteon’s charter and Delaware corporate law may discourage certain types of transactions involving an actual or potential change in control.
Transfer Agent
      The transfer agent and registrar for Alteon’s common stock is American Stock Transfer & Trust Co. Its telephone number is 212-936-5100.
AMEX Listing
      Alteon has agreed to use its best efforts to cause the shares of its common stock issuable in the merger to be approved for listing on AMEX prior to the closing.

CHAPTER SIX — ALTEON ANNUAL MEETING PROPOSALS
ITEM 1 — MERGER PROPOSAL
      For summary and detailed information regarding the merger proposal, see “Chapter One — The Merger.”
      THE ALTEON BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE MERGER AND MERGER AGREEMENT AND THE ISSUANCE OF SHARES OF ALTEON COMMON STOCK AND THE TRANSFER AND CONVERSION OF SHARES OF ALTEON COMMON STOCK CONTEMPLATED THEREBY.
ITEM 2 — AMENDMENTS OF CERTIFICATES OF DESIGNATION
      At the Alteon meeting, holders of Alteon stock will be asked to approve the amendment of Alteon’s Certificate of Designation of Series G Preferred Stock and the amendment of Alteon’s Certificate of Designation of Series H Preferred Stock. The amendments, among other related technical changes, change the written notice requirements to Alteon for conversion of the preferred stock and the limitations on the amount of the preferred stock that can be converted in order to allow for the conversion of the preferred stock pursuant to the merger agreement. See Annexes D and E.
Votes Required to Approve the Amendments of the Certificates of Designation
      The affirmative vote of the holders of a majority of the issued and outstanding Alteon common stock and the holders of two-thirds of the issued and outstanding Series G Preferred Stock will be required to approve the amendment of Alteon’s Certificate of Designation of Series G Preferred Stock; and the affirmative vote of the holders of a majority of the issued and outstanding Alteon common stock and the holders of two-thirds of the issued and outstanding Series H Preferred Stock will be required to approve the amendment of Alteon’s Certificate of Designation of Series H Preferred Stock.
      THE ALTEON BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF ITEM 2.
ITEM 3 — ELECTION OF DIRECTORS
      At the meeting, two directors are to be elected to hold office until the completion of the merger or, in the event the merger is not completed, the Annual Meeting of Stockholders to be held in 2009 and until their successors are elected and qualified. The nominees for election to the Board of Directors are David K. McCurdy and Mark Novitch, M.D. Their biographies appear below.
      Pursuant to Alteon’s certificate of incorporation, the Board of Directors is divided into three classes, each of which serves a term of three years. Class C consists of Mr. McCurdy and Dr. Novitch, whose terms will expire at the upcoming meeting. Class A consists of Ms. Breslow, Mr. Dalby and Mr. Moore, whose terms will expire at the Annual Meeting of Stockholders in 2007. Class B consists of Mr. Moch, Dr. Bransome and Dr. Naimark, whose terms will expire at the Annual Meeting of Stockholders in 2008.
      Proxies solicited by the Board of Directors will be voted for the election of the nominees named above, unless otherwise specified in the proxy. All of the persons whose names and biographies appear below are present directors of Alteon. In the event a nominee should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. The nominees have consented to being named in this Proxy Statement and to serve if elected.

      The current Board of Directors, including the nominees, is comprised of the following persons:

		Served as a
Name	Age	Director Since	Positions with Alteon

Kenneth I. Moch	51	1998	Chairman of the Board, President and Chief Executive Officer
Edwin D. Bransome, Jr., M.D.	72	1999	Director
Marilyn G. Breslow	61	1988	Director
Alan J. Dalby	69	1994	Director
David K. McCurdy(1)	55	1997	Director
Thomas A. Moore	55	2001	Director
George M. Naimark, Ph.D.	81	1999	Director
Mark Novitch, M.D.(1)	73	1994	Director

(1)	A nominee for election to the Board of Directors.
      The principal occupations and business experience, for at least the past five years, of each director are as follows:
      Kenneth I. Moch, Chairman of the Board, President and Chief Executive Officer, joined the Company in February 1995, as Senior Vice President, Finance and Business Development and Chief Financial Officer. Mr. Moch became President, Chief Executive Officer and a director of the Company in December 1998. In June 2001, he was named Chairman of the Board. From 1990 to 1995, Mr. Moch served as President and Chief Executive Officer of Biocyte Corporation, a cellular therapy company that pioneered the use of cord blood stem cells in transplantation therapy. Mr. Moch was a founder and the Managing General Partner of Catalyst Ventures, a seed venture capital partnership, and was a founder of The Liposome Company, Inc. in Princeton, New Jersey, where he served as Vice President from 1982 to 1988. Previously, he was a management consultant with McKinsey & Company, Inc. and a biomedical technology consultant with Channing, Weinberg & Company, Inc. Mr. Moch received an A.B. in Biochemistry from Princeton University, and an M.B.A. with emphasis in Finance and Marketing from the Stanford Graduate School of Business.
      Edwin D. Bransome, Jr., M.D., has been a director of the Company since July 1999. Dr. Bransome has been a consultant to CSRA Renal Services LLC since 2000. He is a Professor of Medicine and Physiology Emeritus at the Medical College of Georgia. He retired as Chief of the Section of Endocrinology and Metabolism in 2000, is the Past-President of the United States Pharmacopoeia Convention and has been a member of the USP Board of Trustees since 1990. He served on the Georgia Department of Medical Assistance (Medicaid) Drug Utilization Board from 1992 to 2000 and was its first Chairman. Currently, Dr. Bransome is in medical practice as a consultant in Endocrinology. He is a member of the editorial board of the journal, Diabetes Care. Dr. Bransome has had faculty positions at the Scripps Clinic and Research Foundation, MIT and the Harvard University School of Medicine. He received his A.B. in 1954 from Yale University and received his M.D. from Columbia University College of Physicians and Surgeons in 1958. His post-graduate training in Internal Medicine and Clinical Endocrinology fellowship was at the Peter Bent Brigham Hospital in Boston and in Biochemistry at Columbia University College of Physicians and Surgeons.
      Marilyn G. Breslow has been a director of the Company since June 1988. She had been a Portfolio Manager/Analyst for W. P. Stewart & Co., Inc., the research subsidiary of W. P. Stewart & Co., Ltd., an investment advisory firm, since 1990, and was previously President of the New York office of WPS, Inc. She was a General Partner of Concord Partners and a Vice President of Dillon, Read & Co., Inc. from 1984 to 1990. Prior to Dillon, Read & Co., she worked at Polaroid Corporation from 1973 to 1984 and was with Peat, Marwick, Mitchell and Company from 1970 to 1972 and ICF, Inc. from 1972 to 1973. Ms. Breslow holds a B.S. degree from Barnard College and an M.B.A. from the Harvard Graduate School of Business Administration.

      Alan J. Dalby has been a director of the Company since December 1994. He is the former Chairman of Reckitt Benckiser plc, a household products company, and former Chairman, Chief Executive Officer and a founder of Cambridge NeuroScience, Inc. He was Executive Vice President and member of the Board of Directors for SmithKline Beckman Corporation, retiring in 1987. Mr. Dalby is a director of Acambis plc.
      David K. McCurdy has been a director of the Company since June 1997. He is currently the President of Electronic Industries Alliance (“EIA”), the premier trade organization representing more than 2,100 of the world’s leading electronics manufacturers. Before becoming President of EIA in November 1998, Mr. McCurdy was Chairman and Chief Executive Officer of the McCurdy Group L.L.C., a business consulting and investment firm focused on high-growth companies in the fields of healthcare, high technology and international business, which he formed in 1995. Prior to forming the McCurdy Group, Mr. McCurdy served for 14 years in the United States House of Representatives from the fourth district of Oklahoma. He attained numerous leadership positions, including Chairman of the House Intelligence Committee and subcommittee chairs in both the House Armed Services Committee and the Science and Space Committee. He held a commission in the United States Air Force Reserve attaining the rank of major and serving as a Judge Advocate General (JAG). A 1972 graduate of the University of Oklahoma, Mr. McCurdy received his J.D. in 1975 from the University of Oklahoma College of Law. He also studied international economics at the University of Edinburgh, Scotland, as a Rotary International Graduate Fellow.
      Thomas A. Moore has been a director of the Company since October 2001. He was President and Chief Executive Officer of Biopure Corporation, a leading developer, manufacturer and marketer of oxygen therapeutics for the treatment of anemia and other applications, from 2002 to 2004. Prior to joining Biopure in 2002, Mr. Moore was President and Chief Executive Officer of Nelson Communications Worldwide, one of the largest providers of healthcare marketing services globally. From 1992 to 1996, Mr. Moore was President of Procter & Gamble’s worldwide prescription and over-the-counter healthcare products business, and Group Vice President of the Procter & Gamble Company. Mr. Moore holds a B.A. in History from Princeton University.
      George M. Naimark, Ph.D., has been a director of the Company since July 1999. He is President of Naimark & Barba, Inc., a management consultancy, since September 1966, and Naimark & Associates, Inc., a private healthcare consulting organization, since February 1994. Dr. Naimark has more than 30 years of experience in the pharmaceutical, diagnostic and medical device industries. His experience includes management positions in research and development, new product development and quality control. In addition, Dr. Naimark has authored books on patent law, communications and business, as well as many articles that appeared in general business, marketing, scientific and medical journals and was the editor of a medical journal. He received his Ph.D. from the University of Delaware in 1951, and received a B.S. and M.S. from Bucknell University in 1947 and 1948, respectively.
      Mark Novitch, M.D., has been a director of the Company since June 1994. He retired as Vice Chairman and Chief Compliance Officer of the Upjohn Company in December 1993. Prior to joining Upjohn in 1985, he was Deputy Commissioner of the U.S. Food and Drug Administration. Dr. Novitch is a Director of Guidant Corporation, a supplier of cardiology and minimally invasive surgery products; Neurogen Corporation, a biopharmaceutical firm focused on central nervous system disorders; and Kos Pharmaceuticals, Inc., a developer of pharmaceutical products for cardiovascular and respiratory conditions. He graduated from Yale University and received his M.D. from New York Medical College.
Committees and Meetings of the Board
      The Board of Directors has a Compensation Committee, which reviews incentive compensation for employees of and consultants to Alteon, as well as salaries and incentive compensation of executive officers; a Nominating Committee, which reviews the qualifications of candidates and proposes nominees to serve as directors on our Board of Directors and nominees for membership on Board committees; and an Audit Committee, which oversees the accounting and financial reporting processes and the audits of our financial statements. In 2005, the Strategic Planning Committee was formed to oversee all discussions relating to the identification and implementation for the Alteon’s Advanced Glycation End-product assets, as well as for

Alteon itself. In 2005, the Audit, Nominating, Compensation and Strategic Planning Committees were comprised of Edwin D. Bransome, Jr., M.D., Marilyn G. Breslow, Alan J. Dalby, David K. McCurdy, Thomas A. Moore, George M. Naimark, Ph.D., and Mark Novitch, M.D. All of the members of the Compensation Committee, the Nominating Committee, the Strategic Planning Committee and the Audit Committee, are independent, as such term is defined by Section 121.A of the American Stock Exchange listing standards. The Board of Directors does not currently have an “audit committee financial expert,” within the meaning of applicable regulations of the Securities and Exchange Commission, serving on its Audit Committee. The Board of Directors believes that one or more members of the Audit Committee satisfy the financial sophistication requirement of the American Stock Exchange and are capable of (i) understanding generally accepted accounting principles (“GAAP”) and financial statements; (ii) assessing the application of GAAP in connection with our accounting for estimates, accruals and reserves; (iii) analyzing and evaluating our financial statements; (iv) understanding our internal controls and procedures for financial reporting; and (v) understanding audit committee functions, all of which are attributes of an audit committee financial expert. However, the Board of Directors believes that these members may not have obtained these attributes through the experience specified in the Securities and Exchange Commission’s rules with respect to audit committee financial experts, and therefore may not qualify to serve in that role.
      The Strategic Planning Committee held 17 meetings, the Audit Committee held fourteen meetings, the Compensation Committee held four meetings and the Nominating Committee held one meeting during the year ended December 31, 2005. There were 18 meetings of the Board of Directors in 2005. Each of the incumbent directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the year ended December 31, 2005 and (ii) the total number of meetings held by all committees of the Board on which he or she served during the year ended December 31, 2005, except for Alan J. Dalby, who attended 12 of the 18 meetings of the Board and committees of the Board held during 2005. The Board has adopted a written charter for the Audit Committee, the Nominating Committee and the Strategic Planning Committee. The written charter for the Nominating Committee is available on our website at www.alteon.com.
Director Nomination Process
      The Nominating Committee reviews the qualifications of candidates and proposes nominees to serve as directors on Alteon’s Board of Directors and nominees for membership on Board committees. It is the Nominating Committee’s policy to consider potential candidates for Board membership recommended by its members, management, stockholders and others. The Nominating Committee has not established any specific minimum qualifications that must be met for a recommendation for a position on the Board of Directors. Instead, the Nominating Committee conducts appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates for nomination to the Board of Directors giving due consideration to such criteria, including without limitation, diversity, experience, skill set and the ability to act on behalf of stockholders, as it believes appropriate and in the best interests of Alteon and its stockholders. All potential director candidates are evaluated based upon the same criteria, and the Nominating Committee makes no distinction in its evaluation of candidates based upon whether such candidates are recommended by stockholders or others. Once the evaluation is complete, the Nominating Committee recommends the nominees to the Board of Directors, who makes the final determination. If a stockholder wishes to nominate a candidate to be considered for election as a director at the 2007 Annual Meeting of Stockholders using the procedures set forth in Alteon’s amended and restated by-laws, it must follow the procedures described in “Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals” set forth in Alteon’s amended and restated by-laws. If a stockholder wishes simply to propose a candidate for consideration as a nominee by the Nominating Committee, it should follow the procedures set forth in Appendix B, “Procedures for Shareholders Submitting Nominating Recommendations,” to our Nominating Committee Charter, which is available on our website at www.alteon.com.

Compensation of Directors
      All of the directors are reimbursed for their expenses for each Board meeting attended. Directors who are not also compensated as our employees receive $1,500 per Board meeting attended in person and $1,000 for each Board meeting attended by telephone.
      Pursuant to Alteon’s 2005 Stock Plan, non-employee directors also receive, upon the date of their election or re-election to the Board and on the dates of the next two Annual Meetings of Stockholders (subject to their continued service on the Board of Directors), a stock option to purchase 20,000 shares of common stock (subject to adjustment if they received stock options upon appointment to the Board between Annual Meetings of Stockholders to fill a vacancy or newly created directorship) at an exercise price equal to the fair market value of the common stock on the date of grant. Each of these options will vest and become exercisable upon completion of one full year of service and shall have a term of ten years regardless of whether the director ceases to be a director of the Company.
Stockholder Communication
      Stockholders and other parties interested in communicating directly with the Chairman or with the Board of Directors as a group may do so by writing to Chairman, Alteon Inc., 6 Campus Drive, Parsippany, New Jersey 07054. All correspondence received by Alteon and addressed to the Chairman is forwarded directly to the Board of Directors.
Director Attendance at Annual Meeting
      All eight incumbent Directors attended Alteon’s Annual Meeting of Stockholders in 2005. Each Director is expected to dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties, including attending meetings of the stockholders, the Board and Committees of which he or she is a member.
      THE ALTEON BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF ITEM 3.

ITEM 4 —	RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      The Audit Committee of the Board has appointed, subject to stockholder ratification, J.H. Cohn LLP (“J.H. Cohn”) to serve as Alteon’s independent registered public accounting firm for the fiscal year ending December 31, 2006. As described below, KPMG LLP (“KPMG”), our former independent registered accounting firm, resigned effective August 10, 2004. The Board recommends that our stockholders ratify this appointment.
      J.H. Cohn served as our independent registered public accounting firm for the fiscal years ended December 31, 2005 and December 31, 2004.
      If the stockholders do not ratify the decision to appoint J.H. Cohn, the Audit Committee may reconsider its selection. The affirmative vote of a majority of the shares voted at the Annual Meeting is required for ratification.
      Representatives of J.H. Cohn are expected to be present at the Annual Meeting to respond to appropriate questions from our stockholders. They will be given the opportunity to make a statement if they wish to do so.

      The following table summarizes the fees paid or payable to J.H. Cohn for services rendered for the fiscal year ended December 31, 2005:

Fiscal Year Ended
Type of Fees	December 31, 2005

Audit Fees	$288,966
Audit-Related Fees	7,150
Tax Fees	—
All Other Fees	—

Total Fees	$296,116

      The following table summarizes the fees paid or payable KPMG for services rendered for the fiscal year ended December 31, 2005:

Fiscal Year Ended
Type of Fees	December 31, 2005

Audit Fees	$7,500
Audit-Related Fees	3,500
Tax Fees	—
All Other Fees	3,325

Total Fees	$14,325

      The following table summarizes the fees paid or payable J.H. Cohn for services rendered for the fiscal year ended December 31, 2004:

Fiscal Year Ended
Type of Fees	December 31, 2004

Audit Fees	$47,667
Audit-Related Fees	1,500
Tax Fees	—
All Other Fees	—

Total Fees	$49,167

      The following table summarizes the fees paid or payable KPMG for services rendered for the fiscal year ended December 31, 2004:

Fiscal Year Ended
Type of Fees	December 31, 2004

Audit Fees	$83,000
Audit-Related Fees	—
Tax Fees	12,150
All Other Fees	26,828

Total Fees	$121,978

      Information set forth below the caption “audit fees” relates to fees we paid the independent registered public accountants for professional services for the audit of our financial statements included in our Form 10-K, review of our financial statements included in our Forms 10-Q and for the issuance of comfort letters and/or consents in connection with registration statements. 2005 Audit Fees to J.H. Cohn LLP also include $196,239 for work related to the audit of our internal controls over financial reporting and related attestation to management’s report on the effectiveness of our internal controls over financial reporting required by Section 404 of the Sarbanes-Oxley Act of 2002. “Audit-Related Fees” are fees we paid for assurance and related services by the independent registered public accountants that are reasonably related to the performance of the audit or review of our financial statements, including special procedures required to meet certain regulatory requirements. “All Other Fees” are fees paid to KPMG LLP for the year ended December 31, 2005 and December 31, 2004 related to an audit of a third-party vendor. “Tax fees” are fees for tax compliance, tax advice and tax planning.
      THE ALTEON BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF ITEM 4.
ITEM 5 — APPROVE AMENDMENT TO OUR 2005 STOCK PLAN
      We are also asking you to approve an amendment to the Alteon 2005 Stock Plan (the “Plan”). The amendment provides for an increase in the number of shares available under the Plan from 5,000,000 shares, as presently constituted, to 10,000,000 shares, as proposed, an increase of 5,000,000 shares. As of June 9, 2006, only approximately 4,833,000 shares remain available for the grant of options in the future if the proposed amendment to the Plan is not approved.
      The fundamental objective of our compensation policy remains the attraction and retention of highly qualified persons to serve as directors, officers, key employees and consultants. This objective is balanced against, and is strongly influenced by, our need to preserve our cash resources. Therefore, we have traditionally considered options and other equity incentives to be an important element of our overall compensation philosophy.
      We are requesting that you approve the amendment to the Plan in order that the Company may have sufficient shares available for the grant of options in the future. We believe the increased number of shares we are asking you to approve are necessary for the Company to be able to attract and retain executive officers and key employees, directors and consultants while continuing the Company’s policy of conserving its cash resources.
      Accordingly, the Board of Directors adopted the amendment to the Plan effective June 7, 2006, subject to stockholder approval. The affirmative vote of the holders of a majority of the shares represented in person or by proxy at the annual meeting is required to approve the amendment to the Plan. Below is a summary of the principal provisions of the Plan and its operation. A copy of the Plan was filed as an appendix to the proxy statement on Form 14A filed with the Securities and Exchange Commission on May 2, 2005 and is available on the Securities and Exchange Commission’s web site at http://www.sec.gov. The following description of the Plan is qualified in its entirety by reference to that exhibit.

SHARES SUBJECT TO PLAN	Upon stockholder approval at the Annual Meeting, awards with respect to a maximum of 10,000,000 shares of common stock may be made under the Plan, as amended. Of that number of shares, the proposed amendment would add 5,000,000 shares to the 5,000,000 shares already approved, of which only approximately 4,833,000 remain available for the grant of new options.

PLAN ADMINISTRATION	The Plan is administered by the Board of Directors of Alteon, or a committee, as delegated by the Board of Directors. The administrator will have authority, subject to the terms of the Plan, to determine when and to whom to make grants under the Plan, the number of shares to be covered by the grants, the types and terms of options and other stock-based award granted, the exercise price of the shares of common stock covered by options granted and to prescribe, amend and rescind rules and regulations relating to the Plan. New options granted to non-employee directors are governed by the formula discussed below.

ELIGIBILITY	Certain of our directors, officers, employees, consultants and advisors may be granted options to purchase shares of our common stock under the Plan. The number of persons eligible to receive awards under the Plan is not presently determinable.

TRANSFER OF AWARDS	Generally, awards may not be transferred to another person except by will or the laws of descent and distribution, or as approved by the administrator.

TERMINATION	Options expire ten years from the option grant date, except that an incentive stock option granted to an employee who is the holder of 10% of our outstanding shares expires five years from the option grant date.

INITIAL DIRECTOR OPTIONS	Each director who is not an employee of the Company is granted an option to purchase 20,000 shares on the date of each annual meeting of shareholders, whether or not such director is up for election or reelection, so long as on such date, the director is serving as a director of Alteon. The per share exercise price of an option will be equal to the fair market value of a share of common stock on the grant date. Each option will vest, and be exercisable, upon completion of one full year of service on the Board of Directors so long as on such date, the director is serving as a director of Alteon.

GENERAL OPTIONS	Under the Plan, incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code, nonqualified stock options (“NQSOs”) and other stock-based award may be granted by the administrator to directors, employees and consultants of the Company and any of its Affiliates (as defined in the Plan), except that ISOs may be granted only to employees of the Company and any of its subsidiaries. The per share purchase price (or “option price”) under each option is established by the committee at the time the option is granted. However, the per share option price of an ISO granted to a participant must be at least 100% of the fair market value of a share on the date the ISO is granted (110% in the case of an ISO granted to a holder of 10% of our outstanding shares). Options will be exercisable at such times and in such installments as determined by the administrator.

EXERCISABILITY	Options generally may not be exercised more than three months after the option holder ceases to provide services to the Company or an affiliate, except that in the event of the death or disability of the option holder, the option may be exercised by the holder (or the holder’s estate), for a period of up to one year after the date of death or disability. The agreements evidencing the grant of an option (other than an option to a non-employee director) may, in the discretion of the committee, set forth additional or different terms and conditions applicable to such option upon a termination or change in status of the employment or service of the optionee. Options terminate immediately if the option holder’s service was terminated for cause.

PAYMENT OF EXERCISE PRICE	The shares purchased upon the exercise of an option must be paid for in cash (including cash that may be received from the Company at the time of exercise as additional compensation) or through the delivery of other shares of Common Stock with a value equal to the total Option Price or in a combination of cash and such shares, subject to the power of the administrator to vary the payment arrangement, including delivery of a personal recourse note, to meet the tax needs of an individual non-U.S. recipient if such variance does not change the substance of the arrangement set forth herein insofar as it affects the Company. In addition, the option holder may have the Option Price paid by a broker or dealer and the shares issued upon exercise of the option delivered directly to the broker or dealer.

AMENDMENT OR TERMINATION	Our Board of Directors has the power to terminate or amend the Plan at any time. If the Board of Directors does not take action to earlier terminate the Plan, it will terminate on April 19, 2015. Certain amendments may require stockholder approval, and no amendment may adversely affect options that have previously been granted.

Federal Income Tax Considerations
      The following is a brief summary of the applicable federal income tax laws relating to stock options and stock grants under the 2005 Stock Plan:

Incentive Stock Options:	Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to Alteon at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income.” Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long-term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and Alteon will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options:	Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to Alteon at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of the optionee may be subject to withholding taxes, and a deduction may then be allowable to Alteon in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants:	With respect to stock grants under the 2005 Stock Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. Alteon generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. Alteon generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.
      THE ALTEON BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF ITEM 5.
EXECUTIVE OFFICERS
      The following table identifies Alteon’s current executive officers:

			In Current
Name	Age	Capacities in Which Served	Positions Since

Kenneth I. Moch	51	Chairman of the Board President and Chief Executive Officer	June 2001 December 1998
Mary Phelan(1)(2)	43	Director of Finance and Financial Reporting	May 2005

(1)	Mary Phelan has served as Alteon’s Director of Finance and Financial Reporting since May 2005. Prior to that, she served as Alteon’s Controller since October 2003. From July 2000 to September 2003, Ms. Phelan served as Alteon’s Assistant Controller. Prior to joining Alteon, Ms. Phelan was accounting manager at Medicom Communications Corporation from August 1999 to July 2000. Ms. Phelan is a Certified Public Accountant who has held several accounting positions, including Senior Accountant at KPMG, LLP. Ms. Phelan received a BBA in Certified Public Accounting from Pace University.

(2)	Mary Phelan has resigned from her position as Director of Finance and Financial Reporting effective May 31, 2006.
EXECUTIVE COMPENSATION
      The following table sets forth certain information concerning the annual and long-term compensation for the fiscal years ended December 31, 2005, 2004 and 2003, of Alteon’s Chief Executive Officer and Alteon’s three other highly compensated executive officers who were serving as executive officers at December 31, 2005, or who served as executive officers during the fiscal year ended December 31, 2005 (collectively, the “Named Officers”):
SUMMARY COMPENSATION TABLE

					Long-Term
					Compensation
					Awards
	Annual Compensation				Securities
					Underlying	All Other
		Salary	Bonus		Options	Compensation
Name and Principal Position	Year	($)	($)		(#)	($)

Kenneth I. Moch	2005	382,454	—		150,000	15,930	(1)
President and Chief	2004	367,744	100,000	(2)	600,000	13,619	(3)
Executive Officer	2003	353,600	200,000	(4)	100,000	3,000	(5)
Judith S. Hedstrom(6)	2005	300,000	—		—	3,500	(5)
Chief Operating Officer	2004	250,000	75,000	(2)	400,000	3,250	(5)
	2003	223,600	78,333	(7)	150,000	3,000	(5)
Elizabeth A. O’Dell(8)	2005	101,667	—		—	3,500	(5)
Vice President, Finance, Secretary and	2004	183,872	30,000	(2)	63,000	3,250	(5)
Treasurer	2003	176,800	30,000	(9)	150,000	3,000	(5)
Mary T. Phelan(10)	2005	131,667	32,500		44,000	2,400	(5)
Director of Finance and Financial Reporting

(1)	Represents expenses for a car allowance of $11,430 and matching 401(k) contributions of $4,500.

(2)	Represents a deferred performance bonus relating to the year ended December 31, 2004, paid in 2005.

(3)	Represents expenses for a car allowance of $9,619 and matching 401(k) contributions of $4,000.

(4)	Includes a $100,000 deferred performance bonus relating to the year ended December 31, 2003, paid in 2004.

(5)	Represents matching 401(k) contributions.

(6)	Ms. Hedstrom resigned effective January 31, 2006.

(7)	Includes a $45,000 deferred performance bonus relating to the year ended December 31, 2003, paid in 2004.

(8)	Ms. O’Dell resigned effective May 18, 2005.

(9)	Includes a $20,000 deferred performance bonus relating to the year ended December 31, 2003, paid in 2004.

(10)	Ms. Phelan became our Director of Finance and Financial Reporting in May 2005. Ms. Phelan has resigned from her position as Director of Finance and Financial Reporting effective May 31, 2006.
      The following tables set forth certain information concerning grants and exercises of stock options during the fiscal year ended December 31, 2005, to and by the Named Officers:
OPTION GRANTS IN LAST FISCAL YEAR
INDIVIDUAL GRANTS

Potential Realizable
Value at Assumed
	Number of	Percent of			Annual Rates of
	Securities	Total Options			Stock Price
	Underlying	Granted to			Appreciation For
	Options	Employees in	Exercised		Option Term(1)
	Granted	Fiscal Year	or Base
Name	(#)	(%)	Price ($/SH)	Expiration Date	5% ($)	10% ($)

Kenneth I. Moch	150,000	64.7	0.75	02/28/10	31,082	68,682
Mary T. Phelan	20,000	8.6	0.58	05/02/15	7,295	18,487
	24,000	10.3	0.35	07/25/15	5,283	13,387
Judith S. Hedstrom	—	—	N/A	N/A	N/A	N/A
Mary T. Phelan	—	—	N/A	N/A	N/A	N/A

(1)	The dollar amounts under these columns are the result of calculations assuming that the price of Alteon common stock on the date of the grant of the option increases at the hypothetical 5% and 10% rates set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of our stock price over the option term of 10 years.
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

			Number of Securities
	Shares		Underlying Unexercised		Value of Unexercised In-
	Acquired		Options at December 31,		The-Money Options
	on	Value	2005 (#)		December 31, 2005(1) ($)
	Exercise	Realized
Name	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Kenneth I. Moch	—	—	1,150,000	—	—	—
Judith S. Hedstrom	—	—	825,000	—	—	—
Elizabeth A. O’Dell	—	—	576,167	—	—	—
Mary T. Phelan	—	—	81,730	—	—	—

(1)	No values are shown in these columns because none of the reported exercisable options were in-the-money at December 31, 2005.

EQUITY COMPENSATION PLAN INFORMATION
      The following table sets forth information concerning the number of outstanding options, the weighted average exercise price of those securities and the number of securities remaining to be granted under existing equity plans, whether approved or not approved by security holders, as of December 31, 2005:

Weighted-
	Number of Securities	Average Exercise
	to be Issued Upon	Price of	Number of Securities
	Exercise of	Outstanding	Remaining Available
	Outstanding	Options,	For Future Issuance
	Options, Warrants	Warrants and	Under Existing Equity
Plan Category	and Rights	Right	Compensation Plans

Equity compensation plans approved by security holders(1)	6,486,665	$2.12	4,807,978
Equity compensation plans not approved by security holders	—	—	—

Total	6,486,665	$2.12	4,807,978

(1)	These plans consist of our Amended and Restated 1987 Stock Option Plan, our Amended 1995 Stock Option Plan and our 2005 Stock Option Plan.
Employment Contracts, Termination of Employment and Change-in-Control Arrangements
      Alteon entered into a three-year amended and restated employment agreement with Kenneth I. Moch as of December 15, 2004. Under the terms of the amended and restated employment agreement, Mr. Moch serves as Alteon’s Chief Executive Officer and is entitled to an annual salary for the 2006 fiscal year of $382,454. The term of his employment is for a three-year period.
      Alteon entered into a three-year amended and restated employment agreement with Judith S. Hedstrom as of February 11, 2005. Under the terms of the amended and restated employment agreement, Ms. Hedstrom served as our Chief Operating Officer and was entitled to an annual salary of $300,000 per annum. The term of her employment was for a three-year period. Ms. Hedstrom resigned effective January 31, 2006.
      By letter agreement dated December 22, 2003, Alteon entered into an amended and restated employment agreement with Elizabeth A. O’Dell for an additional three years. Pursuant to this letter agreement, Ms. O’Dell received stock options to purchase an aggregate of 100,000 shares of common stock and was entitled to an annual salary of $182,872 (subject to annual review by the Board of Directors) plus an annual bonus awarded at the discretion of the Board of Directors. Based on the provisions of her agreement, in December 2004, the Board of Directors approved an increase in Ms. O’Dell’s base salary to $191,227. Ms. O’Dell resigned effective May 18, 2005.
      In addition to provisions in the above-described agreements requiring each individual to maintain the confidentiality of Alteon’s information and assign inventions to Alteon, such executive officers have agreed that during the terms of their agreements and for one year thereafter, they will not compete with Alteon by engaging in any capacity in any business that is competitive with Alteon’s business. The employment agreements with Mr. Moch and Ms. Hedstrom provide that either party may terminate the agreement upon 30 days’ prior written notice, subject to a salary continuation obligation of Alteon if it terminates the agreements without cause. Mr. Moch and Ms. Hedstrom will receive a 12-month salary continuation under such circumstances. The employment agreements with Mr. Moch and Ms. Hedstrom provide that they are entitled to receive benefits upon a change in control of Alteon, including payment of an amount equal to their base salary payable each month for a period of 12 months following the change in control. Mr. Moch and Ms. Hedstrom may elect to receive this payment, if it is made, in a lump sum, subject to a discount equal to the then applicable federal rate.

      On December 15, 2005, the Compensation Committee of the Board of Directors of Alteon Inc. approved the acceleration of the vesting date of all previously issued, outstanding and unvested options, effective December 31, 2005. Approximately 1.47 million options were accelerated, of which approximately 1.3 million belong to executive officers and non-employee members of the Board of Directors.
Change in Control Severance Benefits Plan
      In February 1996, Alteon adopted the Alteon Inc. Change in Control Severance Benefits Plan (the “Change in Control Severance Plan”) to protect and retain qualified employees and to encourage their full attention, free from distractions caused by personal uncertainties and risks in the event of a pending or threatened change in control of Alteon. The Change in Control Severance Plan provides for severance benefits to certain employees upon certain terminations of employment after or in connection with a change in control of Alteon as defined in the Change in Control Severance Plan. Following a qualifying termination that occurs as a result of a change in control, Alteon’s executive officers will be entitled to continuation of (i) their base salary for a period of 24 months, and (ii) all benefit programs and plans providing for health and insurance benefits for a period of up to 18 months. In addition, upon a change in control of Alteon, all outstanding unexercisable stock options held by certain employees that are participants in the Change in Control Severance Plan will become exercisable. The Change in Control Severance Plan was terminated in November 2005.
Alteon Severance Plan
      The Alteon Severance Plan, which became effective June 1, 2005, provides for severance payments and benefits to certain employees upon termination of their employment as a result of a triggering event as defined in the Alteon Severance Plan. Upon a triggering event, these employees will be entitled to continuation of (i) their base salary for a period of up to six months, and (ii) all benefit programs and plans providing for health care coverage for a period of up to three months. Our obligation to provide severance payments and benefits to each employee ends if the employee secures employment during such time periods.
401(k) Plan
      Alteon has a tax-qualified employee savings and retirement plan (the “401(k) Plan”) covering all of its employees. Pursuant to the 401(k) Plan, employees may elect to reduce their current compensation by up to the statutorily prescribed annual limit ($15,000 in 2006) and have the amount of such reduction contributed to the 401(k) Plan. The 401(k) Plan does not require that Alteon make additional matching contributions to the 401(k) Plan on behalf of participants in the 401(k) Plan. However, in 1998, we began making discretionary contributions at a rate of 25% of employee contributions up to a maximum of 5% of their base salary. Contributions by employees to the 401(k) Plan and income earned on such contributions are not taxable to employees until the contributions are withdrawn from the 401(k) Plan. The Trustees under the 401(k) Plan, at the direction of each participant, invest the assets of the 401(k) Plan.
Compensation Committee Interlocks and Insider Participation
      The persons who served as members of the Compensation Committee of the Board of Directors during 2005 were Alan J. Dalby, Edwin D. Bransome, Jr., M.D., Marilyn G. Breslow, David K. McCurdy, Thomas A. Moore, George M. Naimark, Ph.D., and Mark Novitch, M.D. None of the members of the Compensation Committee was an officer, former officer or employee of Alteon or had any relationship with Alteon that requires disclosure under Item 404 of the Securities and Exchange Commission’s Regulation S-K.
Stockholder Return Performance Presentation
      The following graph compares the cumulative total stockholder return on our common stock over the five-year period ending December 31, 2005, with the cumulative total return of (i) the American Stock

Exchange U.S. Index (“Amex US”) and (ii) the Nasdaq Biotechnology Index (“Nasdaq Biotech”). The graph assumes (i) an investment of $100 in our common stock and in each of the indices, and (ii) reinvestment of all dividends. No cash dividends have been declared on our common stock as of December 31, 2005. The stock performance set forth below is not necessarily indicative of future price performance.

RELATIVE PERFORMANCE

	31-Dec-00	31-Dec-01	31-Dec-02	31-Dec-03	29-Dec-04	31-Dec-05

ALTEON	100.00	520.00	234.29	179.43	149.71	20.57

AMEX US	100.00	86.34	70.57	95.52	110.38	119.47

AMEX HP&S	100.00	112.77	77.94	136.53	140.45	121.47

NASDAQ Biotech	100.00	103.06	56.35	82.12	87.16	89.63

      The preceding performance graph, the Compensation Committee report and the Audit Committee report contained in this Proxy Statement are not to be incorporated by reference into filings Alteon has made or may make under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporate other filings Alteon has made or may make under those statutes.

COMPENSATION COMMITTEE REPORT
General Policies
      The Compensation Committee (the “Committee”) of the Board of Directors is responsible for reviewing and approving Alteon’s general compensation policies and compensation plans, as well as the specific compensation levels for officers and highly compensated employees. The Committee also acts as the Administrator under Alteon’s 2005 Stock Option Plan, and, from time to time, grants options under such Plan.
      Under the supervision of the Committee, Alteon has developed and implemented compensation policies, plans and programs which (i) provide a total compensation package which is intended to be competitive within the industry so as to enable Alteon to attract and retain high-caliber executive personnel, and (ii) seek to align the financial interests of Alteon’s employees with those of its stockholders by relying heavily on long-term incentive compensation that is tied to performance.
      The primary components of executive compensation include base salary and long-term equity incentives in the form of stock options. Alteon relies on long-term incentive compensation (i.e., stock options) to motivate the executive officers and other employees. This allows Alteon to retain cash for research and development projects. In determining the size of stock option grants to individual executives, the Committee considers a number of factors, including the following: the level of an executive’s job responsibilities; the executive’s past performance; the size and frequency of grants by comparable companies; the executive’s salary level; the need to provide incentive for the purpose of retaining qualified personnel in light of Alteon’s current conditions and prospects; the size of any prior grants; and the achievement of designated milestones by the executive. The Committee assigns no specific weight to any of the foregoing factors (other than achievement of designated milestones by the executive in cases where the executive’s employment agreement provides for a grant of a specific size upon achievement of the milestone) when making determinations as to the size of stock option grants.
      Executive officers are also eligible to earn an annual cash incentive award, the amount of which is based upon (i) the position level of the executive officer, and (ii) the attainment of specific individual non-financial performance objectives.
      The Chief Executive Officer is responsible for the development of the annual salary plan for executive officers other than himself. The plan is based on industry and peer group comparisons and national surveys and on performance judgments as to the past and expected future contributions of the individuals. To maintain a competitive level of compensation, Alteon targets base salary at the upper percentiles of a comparative group composed of other biotechnology companies of a similar size and stage of business to Alteon. Base salary may exceed this level as a result of individual performance. The Committee reviews the annual plan and makes recommendations to the Board of Directors, with any modifications it deems appropriate. The Committee believes it has established executive compensation levels which are competitive with companies in the industry, taking into account individual experience, performance of both Alteon and the individual, company size, location and stage of development.

Compensation of the Chief Executive Officer
      Mr. Moch’s compensation was determined on the basis of his expertise and experience, which include over 20 years of experience in the biotechnology and venture capital fields. Mr. Moch received a base salary of $382,454 in 2005. Based on a review of the compensation of chief executive officers of comparable biotechnology companies, the Committee believes that Mr. Moch’s compensation arrangements reflect the compensation package necessary to retain his services for Alteon in light of Alteon’s current condition and prospects and is commensurate with his expertise and experience as well as with compensation offered by comparable biotechnology companies.
      It should be noted that when the Committee considers any component of the Chief Executive Officer’s total compensation, the aggregate amounts and mix of all the components, including accumulated (realized and unrealized) option gains are taken into consideration in the Committee’s decisions. In addition, it is the

Committee’s policy to make most compensation decisions in a two-step process. At the first Committee meeting during the year, the Chief Executive Officer and other executive officers’ proposed compensation is presented, reviewed and analyzed in the context of all the components of their total compensation. Members then have additional time between meetings to ask for additional information and to raise and discuss further questions. The discussion is continued at a second Committee meeting, after which a vote is taken.
      Effective January 1, 1994, the Internal Revenue Code does not permit corporations to deduct payment of certain compensation in excess of $1,000,000 to the chief executive officer and the four other most highly paid executive officers. All compensation paid to our executive officers for 2005 will be fully deductible, and the Committee anticipates that amounts paid as cash compensation will continue to be fully deductible because the amounts are expected to be less than the $1,000,000 threshold. Under certain circumstances, the executive officers may realize compensation upon the exercise of stock options granted under our stock option plans which would not be deductible by Alteon. Alteon expects to take such action as is necessary to qualify its stock option plans as “performance-based compensation,” which is not subject to the limitation, if and when the Committee determines that the effect of the limitation on deductibility warrants such action.

Compensation Committee
Alan J. Dalby
Edwin D. Bransome, Jr., M.D.
Marilyn G. Breslow
David K. McCurdy
Thomas A. Moore
George M. Naimark, Ph.D.
Mark Novitch, M.D.

AUDIT COMMITTEE REPORT
      The Audit Committee’s powers and responsibilities and the qualifications required of each of its members are set forth in the Audit Committee Charter.
Responsibilities
      The primary function of the Audit Committee is to oversee Alteon’s accounting and financial reporting processes, the audits of its financial statements and internal controls over financial reporting. Management is solely responsible for the financial statements and the financial reporting process, including the system of internal controls, and has represented to the Audit Committee and the Board of Directors that the financial statements discussed below were prepared in accordance with accounting principles generally accepted in the United States of America appropriate in the circumstances and necessarily include some amounts based on management’s estimates and judgments. Alteon’s independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion on the conformity of these financial statements, in all material respects, with accounting principles generally accepted in the United States of America.
Independence
      As required by Independence Standards Board Standard No. 1, as currently in effect, Alteon’s independent registered public accounting firm, J.H. Cohn LLP (“J.H. Cohn”) has disclosed to the Audit Committee any relationships between it (and its related entities) and Alteon (and its related entities), which, in J.H. Cohn’s professional judgment, may reasonably be thought to affect its ability to be independent. In addition, J.H. Cohn has discussed its independence with the Audit Committee and confirmed in a letter to the Audit Committee that, in its professional judgment, it is independent of Alteon within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.
Recommendation
      Acting pursuant to its Charter, the Audit Committee has reviewed Alteon’s audited annual financial statements for the year ended December 31, 2005 and the related report of J.H. Cohn, and has discussed the audited financial statements and report with management and with the independent registered public accounting firm. The Audit Committee has also discussed with management and the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as currently in effect. These matters include significant accounting policies, management judgments and accounting estimates, management’s consultation with other accountants, and any difficulties encountered in performing the audit, significant audit adjustment or disagreements with management. Based on the review and discussions described above, the Audit Committee recommended to Alteon’s Board of Directors that the audited financial statements be included in Alteon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission.

Audit Committee
Marilyn G. Breslow
Edwin D. Bransome, Jr., M.D.
Alan J. Dalby
David K. McCurdy
Thomas A. Moore
George M. Naimark, Ph.D.
Mark Novitch, M.D.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED STOCKHOLDER MATTERS
      The following table sets forth certain information regarding the beneficial ownership of our common stock as of June 9, 2006, except as otherwise set forth below, by (i) each person who is known by us to own beneficially more than 5% of the common stock, (ii) each Director, (iii) each individual named in the Summary Compensation Table on page VI-8 hereof and (iv) all current Directors and executive officers as a group:

	Amount and Nature
	of Beneficial		Percent of
Name of Beneficial Owner(1)	Ownership(1)		Class(2)

Kenneth I. Moch	1,152,123	(3)	1.64%
Edwin D. Bransome, Jr., M.D	132,500	(4)	*
Marilyn G. Breslow	154,867	(5)	*
Alan J. Dalby	154,867	(6)	*
David K. McCurdy	166,067	(7)	*
Thomas A. Moore	119,000	(8)	*
George M. Naimark, Ph.D	142,337	(9)	*
Mark Novitch, M.D	421,067	(10)	*
Mary T. Phelan	82,590	(11)	*
Judith S. Hedstrom	825,000	(12)	1.18%
Elizabeth A. O’Dell	613,667	(13)	*
All current directors and officers as a group (9 persons)	2,525,418	(14)	3.54%

*	Less than one percent.

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and generally includes voting or investment power with respect to securities. Shares of common stock subject to stock options and warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding such options and the percentage ownership of any group of which the holder is a member, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)	Applicable percentage of ownership is based on 68,957,111 shares of common stock outstanding.

(3)	Includes 2,023 shares of common stock and 1,150,000 shares of common stock subject to options which were exercisable as of June 9, 2006, and 100 shares held by Mr. Moch’s sons. Does not include options to purchase 1,652,000 shares of common stock held in trust for Mr. Moch’s minor children, for which Mr. Moch’s wife is the trustee and Mr. Moch disclaims beneficial ownership.

(4)	Includes 10,000 shares of common stock held directly by Dr. Bransome, 2,500 shares held by his wife and 120,000 shares of common stock subject to options that were exercisable as of June 9, 2006.

(5)	Includes 154,867 shares of common stock subject to options that were exercisable as of June 9, 2006.

(6)	Includes 12,467 shares of common stock held directly by Mr. Dalby and 142,400 shares of common stock subject to options which were exercisable as of June 9, 2006.

(7)	Includes 166,067 shares of common stock subject to options which were exercisable as of June 9, 2006.

(8)	Includes 24,000 shares of common stock held directly by Mr. Moore and 95,000 shares of common stock subject to options which were exercisable as of June 9, 2006.

(9)	Includes 5,000 shares of common stock held directly by Dr. Naimark, 4,000 shares held jointly by Dr. Naimark and his wife and 133,337 shares of common stock subject to options which were exercisable as of June 9, 2006.

(10)	Includes 5,000 shares of common stock held jointly by Dr. Novitch and his wife and 416,067 shares of common stock subject to options that were exercisable as of June 9, 2006.

(11)	Includes 860 shares of common stock held directly by Ms. Phelan and 81,730 shares of common stock subject to options which were exercisable as of June 9, 2006.

(12)	Includes 825,000 shares of common stock subject to options that were exercisable as of June 9, 2006.

(13)	Includes 37,500 shares of common stock held directly by Ms. O’Dell and 576,167 shares of common stock subject to options which were exercisable as of June 9, 2006.

(14)	Includes 2,459,468 shares of common stock subject to options which were exercisable as of June 9, 2006.
Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services by Independent Accountants
      The Audit Committee pre-approves all audit and legally permissible non-audit services provided by the independent accountants. The Audit Committee pre-approved all services performed by the independent accountants during 2004 and 2005.
Change in Accountants
      KPMG resigned as our principal accountants effective August 10, 2004. The resignation was the sole decision of KPMG and was neither approved nor recommended by our Audit Committee. KPMG’s reports on our financial statements, as of and for the years ended December 31, 2003 and 2002, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2003 and 2002 and the period from December 31, 2003 to the date of resignation of KPMG, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its report, and (ii) there were no “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K. On August 26, 2004, our Audit Committee engaged J.H. Cohn as our principal accountant. During the years ended December 31, 2003 and 2002, and the period from December 31, 2003 to the date of engagement of J.H. Cohn, neither Alteon nor anyone acting on its behalf consulted with J.H. Cohn with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Alteon’s financial statements or any matters or events set forth in Items 304(a)(2)(i), and (ii) of Regulation S-K. KPMG’s letter to the Securities and Exchange Commission stating its agreement with the statements made herein is filed as an exhibit to our current report on Form 8-K filed with the Securities and Exchange Commission on August 13, 2004.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulation to furnish us with copies of all Forms 3, 4 and 5, and any amendments thereto, they file.
      Based solely on our review of the copies of such forms we have received and written representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, we believe that all of our officers, directors, and greater than 10% beneficial owners complied with all filing requirements applicable to them with respect to transactions in our equity securities during fiscal year 2005.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
      Our Audit Committee reviews and approves, in advance, all related party transactions.
      Since January 2005, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are to be a party in which the amount involved exceeded or exceeds $60,000 and in which any director, executive officer, holder of more than 5% of our common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.
CODE OF BUSINESS CONDUCT AND ETHICS
      Alteon has adopted a code of conduct and ethics that applies to all of its employees, including its chief executive officer and chief financial and accounting officers. The text of the code of conduct and ethics is posted on Alteon’s website at www.alteon.com. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to Alteon’s directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting of such amendments or waivers is then permitted by the rules of the American Stock Exchange, Inc.

CHAPTER SEVEN — HAPTOGUARD SPECIAL MEETING PROPOSAL
ITEMS 1 AND 2 — HAPTOGUARD MERGER PROPOSALS
      For summary and detailed information regarding the HaptoGuard merger proposal, see “Chapter One — The Merger.”
      THE HAPTOGUARD BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ADOPTION OF THE MERGER AGREEMENT AND “FOR” ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, IF A QUORUM IS PRESENT, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF ADOPTION OF THE MERGER AGREEMENT.

VII-1

CHAPTER EIGHT — ADDITIONAL INFORMATION FOR STOCKHOLDERS
STOCKHOLDER PROPOSALS
      Stockholders deciding to submit proposals for inclusion in our Proxy Statement and proxy relating to our 2007 Annual Meeting of Stockholders must advise Alteon’s Secretary of such proposals in writing by February 14, 2007. In addition, the proxy solicited by the Board of Directors for the 2007 Annual Meeting of Stockholders will confer discretionary authority to vote on any stockholder proposal presented at that meeting of which notice was not timely received. In accordance with our bylaws, notice of a proposal will be considered untimely, unless Alteon’s Secretary receives written notice of such proposal by April 19, 2007 (but not earlier than March 21, 2007).
OTHER MATTERS
      The Boards of Directors of Alteon and HaptoGuard are not aware of any matter to be presented for action at the meeting other than the matters referred to above and do not intend to bring any other matters before the meeting. However, if other matters should properly come before the meeting, it is intended that holders of the proxies will vote thereon in their discretion.
GENERAL
      The accompanying proxies are solicited by and on behalf of the Boards of Directors of Alteon and HaptoGuard, whose notices of meeting are attached to this Proxy Statement, and the entire cost of such solicitation will be borne by Alteon and HaptoGuard.
      In addition to the use of the mails, proxies may be solicited by personal interview and telephone by directors, officers and other employees of Alteon and HaptoGuard who will not be specially compensated for these services. Alteon has retained the services of American Stock Transfer & Trust Company to assist in the proxy distribution at a fee estimated to be $15,000. Alteon will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. Alteon will reimburse such persons for their reasonable expenses in connection therewith.
      Certain information contained in this Proxy Statement relating to the occupations and security holdings of directors and officers of Alteon is based upon information received from the individual directors and officers.
WHERE YOU CAN FIND MORE INFORMATION
      Alteon files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information Alteon files at the SEC’s public reference rooms in Washington, D.C. (Station Place, 100 F Street, N.E.), New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference rooms. Alteon’s SEC filings are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at “http://www.sec.gov.”
      Alteon has supplied all information contained in this Proxy Statement relating to Alteon, and HaptoGuard has supplied all information contained in this Proxy Statement relating to HaptoGuard.
      You should rely only on the information contained in this Proxy Statement to vote on the Alteon proposals and the HaptoGuard proposal. We have not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. This Proxy Statement is dated June 22, 2006. You should not assume that the information contained in the Proxy Statement is accurate as of any date other than such date, and neither the mailing of this Proxy Statement to stockholders nor the issuance of Alteon common stock in the merger shall create any implication to the contrary.

VIII-1

Alteon Financial Information
for Quarters Ended March 31, 2006 and March 31, 2005
and for each of the Three Month Periods then Ended.

ALTEON INC.
CONDENSED BALANCE SHEETS

	March 31,	December 31,
	2006	2005

	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$4,469,170	$6,582,958
Other current assets	72,742	216,290

Total current assets	4,541,912	6,799,248
Property and equipment, net	40,681	55,154
Restricted cash	150,000	150,000
Other assets	424,111	129,195

Total assets	$5,156,704	$7,133,597

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$190,055	$351,232
Accrued expenses	596,316	790,705

Total liabilities	786,371	1,141,937

Stockholders’ Equity:
Preferred Stock, $0.01 par value, 1,993,329 shares authorized, and 1,418 and 1,389 shares of Series G and 4,261 and 4,172 shares of Series H issued and outstanding, as of March 31, 2006 and December 31, 2005, respectively. The liquidation value at March 31, 2006 and December 31, 2005 was $56,789,227 and $55,613,905 respectively	57	56
Common Stock, $0.01 par value, 300,000,000 shares authorized, and 57,996,711 shares issued and outstanding, as of March 31, 2006 and December 31, 2005, respectively	579,967	579,967
Additional paid-in capital	229,400,403	228,225,082
Accumulated deficit	(225,610,094)	(222,813,445)

Total stockholders’ equity	4,370,333	5,991,660

Total liabilities and stockholders’ equity	$5,156,704	$7,133,597

The accompanying notes are an integral part of these unaudited financial statements.

ALTEON INC.
CONDENSED STATEMENTS OF OPERATIONS

	Three Months Ended March 31,

	2006	2005

	(Unaudited)
Income:
Investment income	$60,364	$99,149

Total income	60,364	99,149

Expenses:
Research and development	449,840	3,641,100
General and administrative	1,231,851	1,100,348

Total expenses	1,681,691	4,741,448

Net loss	(1,621,327)	(4,642,299)
Preferred stock dividends	1,175,322	1,071,578

Net loss applicable to common stockholders	$(2,796,649)	$(5,713,877)

Basic/diluted net loss per share applicable to common stockholders	$(0.05)	$(0.10)

Weighted average common shares used in computing basic/diluted net loss per share applicable to common stockholders	57,996,711	56,547,028

The accompanying notes are an integral part of these unaudited financial statements.

ALTEON INC.
CONDENSED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

	Preferred Stock		Common Stock		Additional		Total
					Paid-In	Accumulated	Stockholders’
	Shares	Amount	Shares	Amount	Capital	Deficit	Equity

	(Unaudited)
Balance, December 31, 2005	5,561	$56	57,996,711	$579,967	$228,225,082	$(222,813,445)	$5,991,660
Net loss	—	—	—	—	—	(1,621,327)	(1,621,327)
Issuance of Series G and H preferred stock dividends	118	1	—	—	1,175,321	(1,175,322)	—

Balance, March 31, 2006	5,679	$57	57,996,711	$579,967	$229,400,403	$(225,610,094)	$4,370,333

The accompanying notes are an integral part of these unaudited financial statements.

ALTEON INC.
CONDENSED STATEMENTS OF CASH FLOWS

	Three Months Ended March 31,

	2006	2005

	(Unaudited)
Cash flows from operating activities:
Net loss	$(1,621,327)	$(4,642,299)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	14,473	17,269
Stock compensation expense	—	65,707
Changes in operating assets and liabilities:
Other current assets	143,548	(332,194)
Accounts payable and accrued expenses	(448,566)	(399,992)

Net cash used in operating activities	(1,911,872)	(5,291,509)

Cash flows from investing activities:
Capital expenditures	—	(760)
Other assets	(201,916)	—

Net cash used in investing activities	(201,916)	(760)

Cash flows from financing activities:
Net proceeds from issuance of common stock	—	9,532,295

Net cash provided by financing activities	—	9,532,295

Net (decrease)/increase in cash and cash equivalents	(2,113,788)	4,240,026
Cash and cash equivalents, beginning of period	6,582,958	11,175,762

Cash and cash equivalents, end of period	$4,469,170	$15,415,788

Supplemental disclosure of cash flow information:
Accrual of deferred merger costs	$93,000	$—

The accompanying notes are an integral part of these unaudited financial statements.

ALTEON INC.
NOTES TO CONDENSED FINANCIAL STATEMENTS
(Unaudited)
Note 1 — Basis of Presentation
      The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and the instructions to Form 10-Q and Rule 10-01 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting of only normal recurring adjustments) considered necessary for a fair presentation have been included. Operating results for the three months ended March 31, 2006, are not necessarily indicative of the results that may be expected for the year ending December 31, 2006. For further information, refer to the financial statements and footnotes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the Securities and Exchange Commission.
Note 2 — Liquidity
      The Company has devoted substantially all of its resources to research, drug discovery and development programs. To date, it has not generated any revenues from the sale of products and does not expect to generate any such revenues for a number of years, if at all. As a result, Alteon has incurred net losses since inception, has an accumulated deficit of $225,610,094 as of March 31, 2006, and expects to incur net losses, potentially greater than losses in prior years, for a number of years, assuming the Company is able to continue as a going concern, of which there can be no assurance.
      The Company has financed its operations through proceeds from the sale of common and preferred equity securities, revenue from former collaborative relationships, reimbursement of certain of its research and development expenses by collaborative partners, investment income earned on cash and cash equivalent balances and short-term investments and the sale of a portion of the Company’s New Jersey state net operating loss carryforwards and research and development tax credit carryforwards.
      As of March 31, 2006, the Company had working capital of $3,755,541, including $4,469,170 of cash and cash equivalents. The Company’s net cash used in operating activities for the three months ended March 31, 2006 was $1,911,872 and for the year ended December 31, 2005 was $14,032,796.
      The Company has entered into a definitive merger agreement whereby it will combine operations with HaptoGuard, Inc., a privately-held biotechnology company, and under which Genentech, Inc.’s preferred stock position in the Company will be restructured. The merger and associated preferred stock restructuring transactions are subject to the approval of Alteon and HaptoGuard shareholders and are expected to close early in the third quarter of 2006. The merger will be accounted for in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 141, “Business Combinations”. See Note 6 — Subsequent Events.
      In addition, the Company has completed an equity financing that resulted in net proceeds to Alteon of approximately $2.5 million. The new financing, as well as the Company’s current cash and cash equivalents, will be used to help fund future development efforts of the combined companies, including studies for two Phase 2 clinical-stage compounds focused on cardiovascular disease in diabetic patients. See Note 6 — Subsequent Events.
      The Company may continue to pursue fund-raising possibilities through the sale of its equity securities after the merger is completed. If the Company is unable to complete the merger, is unsuccessful in its efforts to raise additional funds through the sale of additional equity securities or if the level of cash and cash equivalents falls below anticipated levels, Alteon will not have the ability to continue as a going concern after late 2006. As part of the merger, there are associated costs that could result in the Company being required to make payment of certain obligations in the amount of approximately $2.0 million, including severance and

ALTEON INC.
NOTES TO CONDENSED FINANCIAL STATEMENTS — (Continued)
other contractual and regulatory requirements. In association with developing and identifying strategic options, certain costs have been deferred relating to the merger of $424,000.
      The amount and timing of the Company’s future capital requirements will depend on numerous factors, including the timing of resuming its research and development programs, if at all, the timing of completion of the merger with HaptoGuard, the number and characteristics of product candidates that it pursues, the conduct of pre-clinical tests and clinical studies, the status and timelines of regulatory submissions, the costs associated with protecting patents and other proprietary rights, the ability to complete strategic collaborations and the availability of third-party funding, if any.
      Selling securities to satisfy the Company’s short-term and long-term capital requirements may have the effect of materially diluting the current holders of its outstanding stock. Alteon may also seek additional funding through corporate collaborations and other financing vehicles. There can be no assurance that such funding will be available at all or on terms acceptable to the Company. If adequate funds are not available, the Company may be required to curtail significantly one or more of its research and development programs. If funds are obtained through arrangements with collaborative partners or others, the Company may be required to relinquish rights to certain of its technologies or product candidates. If Alteon is unable to obtain the necessary funding, it may need to cease operations. Even if the Company completes the merger with HaptoGuard, there can be no assurance that the products or technologies acquired in such transaction will result in revenues to the combined company or any meaningful return on investment to its stockholders.
Note 3 — Stock-Based Compensation
      In December 2004, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 123 (revised 2004), “Share-Based Payment” (“SFAS 123R”), which replaces “Accounting for Stock-Based Compensation,” (“SFAS 123”) and supersedes Accounting Principles Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees.” SFAS 123R requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values effective for the Company January 1, 2006. Under SFAS 123R, the pro forma disclosures previously permitted under SFAS 123 are no longer an alternative to financial statement recognition.
      The Company accounts for employee stock-based compensation, awards issued to non-employee directors, and stock options issued to consultants and contractors in accordance with SFAS 123R and Emerging Issues Task Force Issue No. 96-18, “Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring or in Conjunction with Selling Goods or Services.”
      The Company has adopted the new standard, SFAS 123R, effective January 1, 2006 and has selected the Black-Scholes method of valuation for share-based compensation. The Company has adopted the modified prospective transition method which requires that compensation cost be recorded, as earned, for all unvested stock options and restricted stock outstanding at the beginning of the first quarter of adoption of SFAS 123R, and that such costs be recognized over the remaining service period after the adoption date based on the options’ original estimate of fair value.
      On December 15, 2005, the Compensation Committee of the Board of Directors of the Company approved the acceleration of the vesting date of all previously issued, outstanding and unvested options, effective December 31, 2005. The acceleration and the fact that no options were issued in the three months ended March 31, 2006, resulted in the Company not being required to recognize aggregate compensation expense under SFAS 123R for the three months ended March 31, 2006.

ALTEON INC.
NOTES TO CONDENSED FINANCIAL STATEMENTS — (Continued)
      Prior to adoption of SFAS 123R, the Company applied the intrinsic-value method under APB Opinion No. 25, “Accounting for Stock Issued to Employees,” and related interpretations, under which no compensation cost (excluding those options granted below fair market value) had been recognized. SFAS 123 established accounting and disclosure requirements using a fair-value based method of accounting for stock-based employee compensation plans. As permitted by SFAS 123, the Company elected to continue to apply the intrinsic-value based method of accounting described above, and adopted only the disclosure requirements of SFAS 123, as amended.

Three Months Ended
March 31, 2005

Net loss, as reported	$(4,642,299)
Less: Total stock-based employee and director compensation expense determined under fair value method	(464,128)

Pro forma net loss	(5,106,427)
Preferred stock dividends	1,071,578

Pro forma net loss applicable to common stockholders	$(6,178,005)

Net loss per share applicable to common stockholders:
Basic/diluted, as reported	$(0.10)
Basic/diluted, pro forma	$(0.11)
Note 4 — Net Loss Per Share Applicable to Common Stockholders
      Basic net loss per share is computed by dividing net loss applicable to common stockholders by the weighted average number of shares outstanding during the period. Diluted net loss per share is the same as basic net loss per share applicable to common stockholders, since the assumed exercise of stock options and warrants and the conversion of preferred stock would be antidilutive. The amount of potentially dilutive shares excluded from the calculation as of March 31, 2006 and 2005, was 230,737,264 and 87,780,852 shares, respectively.
Note 5 — Stockholders’ Equity
      Series G Preferred Stock and Series H Preferred Stock dividends are payable quarterly in shares of preferred stock at a rate of 8.5% of the accumulated balance. Each share of Series G Preferred Stock and Series H Preferred Stock is convertible, upon 70 days’ prior written notice, into the number of shares of common stock determined by dividing $10,000 by the average of the closing sales price of the common stock, as reported on the American Stock Exchange, for the 20 business days immediately preceding the date of conversion. For the three months ended March 31, 2006 and 2005, preferred stock dividends of $1,175,322 and $1,071,578, respectively, were recorded. On March 31, 2006, the Series G and Series H Preferred Stock would have been convertible into 55,623,529 common stock shares and 167,079,216 common stock shares, respectively, and had a total liquidation value of $56,789,227. The Series G and Series H Preferred Stock have no voting rights.
Note 6 — Subsequent Events

Proposed merger with HaptoGuard
      On April 19, 2006, the Company entered into a definitive merger agreement with Alteon Merger Sub, Inc., a wholly-owned subsidiary of Alteon, HaptoGuard, Inc. and Genentech, Inc. The merger agreement provides that upon the terms and subject to the conditions set forth in the merger agreement, Merger Sub will

ALTEON INC.
NOTES TO CONDENSED FINANCIAL STATEMENTS — (Continued)
merge with and into HaptoGuard, with HaptoGuard becoming the surviving corporation and a wholly-owned subsidiary of the Company.
      At the effective time of the merger, (a) pursuant to the terms of the Company’s certificate of incorporation and the merger agreement, Genentech will convert a portion of the Company’s preferred stock that it holds into shares of the Company’s common stock, such that the number of such shares of common stock to be issued will, when added to the shares of common stock already owned by Genentech, equal 19.99% of the Company’s outstanding common stock as calculated after the conversion of the preferred stock; (b) Genentech will transfer to HaptoGuard a portion of Company preferred stock held by it, in such an amount that will convert to a number of shares of Company common stock, in accordance with the terms of the Company’s certificate of incorporation and the terms of the merger agreement equal in value to $3,500,000 (the price per share of the Company common stock based on the volume-weighted average price of the per share selling prices on the American Stock Exchange for the twenty (20) trading days immediately preceding the signing of the merger agreement); (c) Genentech will transfer to the Company all of the remaining shares of Company preferred stock held by Genentech which are not either converted or transferred, and such shares of preferred stock shall cease to be outstanding, be canceled and retired without payment of any consideration therefor other than pursuant to the terms of the merger agreement and cease to exist; (d) every share of HaptoGuard common stock issued and outstanding immediately prior to the effective time of the merger (other than the dissenting shares) shall be converted into the right to receive a number of shares of Company common stock equal to the quotient of (i) the sum of (x) a number of shares of Company common stock to be issued by the Company to HaptoGuard stockholders at the effective time with a value of $5.3 million, plus (y) the number of shares of Company common stock to be issued pursuant to section (b) above at the effective time, the market value of (x) and (y) to be equal to $8,800,000, divided by (ii) the sum of (x) the number of outstanding shares of HaptoGuard common stock at the effective time, and (y) the number of Share Equivalents (as defined below) (the “Exchange Ratio”); and (e) each share of HaptoGuard common stock held in the treasury of HaptoGuard and each share of HaptoGuard common stock owned by the Company or by any direct or indirect wholly-owned subsidiary of HaptoGuard or the Company immediately prior to the effective time shall, by virtue of the merger and without any action on the part of the holder thereof, cease to be outstanding, be canceled and retired without payment of any consideration therefor other than pursuant to the terms of the merger agreement and cease to exist. The Company will assume each outstanding vested or unvested option to purchase HaptoGuard common stock, which will be exercisable following the merger for the number of shares of HaptoGuard common stock that were purchasable under such option immediately prior to the effective time of the merger multiplied by the Exchange Ratio (rounded down to the nearest whole number of shares of common stock) and the per share exercise price for the shares of HaptoGuard common stock issuable upon exercise of such assumed option will be equal to the quotient determined by dividing the exercise price per share of HaptoGuard common stock at which such option was exercisable immediately prior to the effective time of the merger by the Exchange Ratio (and rounding the resulting exercise price up to the nearest whole cent). All outstanding warrants to purchase HaptoGuard common stock will be exchanged for the right to receive a number of shares of Company common stock (“Share Equivalents”) at the effective time of the merger which will have a market value equal to the difference between (i) the market value of the product of the number of shares of HaptoGuard common stock that were purchasable under such warrants immediately prior to the Effective Time multiplied by the Exchange Ratio (rounded down to the nearest whole number of shares of Company common stock) and (ii) the total exercise price of such warrant.
      HaptoGuard has made customary representations, warranties and covenants in the merger agreement, including, among others, covenants (i) to conduct its business in the ordinary course consistent with past practice during the interim period between the execution of the merger agreement and consummation of the merger, (ii) not to engage in certain kinds of transactions during such period, and (iii) not to solicit proposals relating to alternative business combination transactions. The Company and Merger Sub have also made

ALTEON INC.
NOTES TO CONDENSED FINANCIAL STATEMENTS — (Continued)
customary representations, warranties and covenants in the merger agreement, including covenants (i) to conduct its business in the ordinary course consistent with past practice during the interim period between the execution of the merger agreement and consummation of the merger and (ii) not to engage in certain kinds of transactions during such period.
      Consummation of the merger is subject to certain conditions, including (i) receipt of any necessary governmental approvals, (ii) approval of the merger agreement and the merger by the stockholders of the Company and HaptoGuard, (iii) absence of any law or order prohibiting the consummation of the merger, and (iv) subject to certain exceptions, the accuracy of the representations and warranties made by HaptoGuard and by the Company.
      The merger agreement contains certain termination rights for both HaptoGuard and the Company. Upon termination of the merger agreement under specified circumstances, the terminating party would be required to pay the other party a termination fee of $440,000 plus any payments already made pursuant to the merger agreement.

Private Placement
      On April 21, 2006, the Company closed a private placement of Units, consisting of common stock and warrants, for gross proceeds of approximately $2.6 million. Each Unit consisted of one share of Company common stock and one warrant to purchase one share of Company common stock, comprising a total of 10,340,000 shares of Company common stock and warrants to purchase 10,340,000 shares of Company common stock.
      The offering was made to accredited investors, as defined in and pursuant to an exemption from registration under Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).
      Under the terms of the purchase agreement, the Units were sold at a price of $0.25 per Unit, and the warrants will be exercisable for a period of five years commencing six months from the date of issue at a price of $0.30 per share. Pursuant to the purchase agreement, investors have a right to participate in any closing of a subsequent financing by the Company of its common stock or common stock equivalents up to an aggregate amount equal to 50% of such subsequent financing until the second anniversary of the declaration of effectiveness by the Securities and Exchange Commission (“SEC”) of a registration statement for the resale of the shares of common stock and the shares of common stock underlying the warrants sold in the private placement. Rodman & Renshaw, LLC served as placement agent in the transaction and received a 6% placement fee which was paid in Units.

Alteon Audited Financial Information for Years Ended 2005 and 2004
and for the Three Year Period Ended December 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors and Stockholders
Alteon Inc.
      We have audited the accompanying balance sheets of Alteon Inc. as of December 31, 2005 and 2004, and the related statements of operations, stockholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Alteon Inc. as of December 31, 2005 and 2004, and its results of operations and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
      The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2, the Company incurred a net loss of approximately $13,000,000 and used approximately $14,000,000 of cash in operating activities during the year ended December 31, 2005. These matters raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans concerning these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ J. H. Cohn LLP
Roseland, New Jersey
January 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholders
Alteon Inc.:
      We have audited the accompanying statements of operations, stockholders’ equity and cash flows of Alteon Inc. for the year ended December 31, 2003. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
      We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
      In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of Alteon Inc. for the year ended December 31, 2003, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Short Hills, New Jersey
March 3, 2004

ALTEON INC.
BALANCE SHEETS

	December 31,	December 31,
	2005	2004

ASSETS
Current Assets:
Cash and cash equivalents	$6,582,958	$11,175,762
Other current assets	216,290	159,364

Total current assets	6,799,248	11,335,126
Property and equipment, net	55,154	107,269
Restricted cash	150,000	200,000
Other assets	129,195	—

Total assets	$7,133,597	$11,642,395

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$351,232	$593,094
Accrued expenses	790,705	2,002,381

Total liabilities	1,141,937	2,595,475

Commitments and Contingencies
Stockholders’ Equity:
Preferred stock, $0.01 par value, 1,993,329 shares authorized, and 1,389 and 1,277 shares of Series G and 4,172 and 3,836 shares of Series H issued and outstanding, as of December 31, 2005 and December 31, 2004, respectively. The liquidation value at December 31, 2005 and December 2004 was $55,613,905 and $51,127,569, respectively	56	51
Common stock, $0.01 par value, 300,000,000 and 175,000,000 shares authorized, and 57,996,711 and 48,472,898 shares issued and outstanding, as of December 31, 2005 and December 31, 2004, respectively	579,967	484,729
Additional paid-in capital	228,225,082	214,274,790
Accumulated deficit	(222,813,445)	(205,712,650)

Total stockholders’ equity	5,991,660	9,046,920

Total liabilities and stockholders’ equity	$7,133,597	$11,642,395

The accompanying notes are an integral part of these financial statements.

ALTEON INC.
STATEMENTS OF OPERATIONS

	Year Ended December 31,

	2005	2004	2003

Income:
Investment income	$358,446	$182,574	$179,006
Other income	100,000	151,821	—

Total income	458,446	334,395	179,006

Expenses:
Research and development	9,074,244	10,147,298	9,929,704
General and administrative	4,325,225	4,531,953	5,046,357

Total expenses	13,399,469	14,679,251	14,976,061

Loss before income tax benefit	(12,941,023)	(14,344,856)	(14,797,055)
Income tax benefit	326,564	386,210	344,637

Net loss	(12,614,459)	(13,958,646)	(14,452,418)
Preferred stock dividends	4,486,336	4,135,145	3,790,847

Net loss applicable to common stockholders	$(17,100,795)	$(18,093,791)	$(18,243,265)

Basic/diluted net loss per share applicable to common stockholders	$(0.30)	$(0.41)	$(0.50)

Weighted average common shares used in computing basic/diluted net loss per share applicable to common stockholders	57,639,255	44,349,015	36,189,655

The accompanying notes are an integral part of these financial statements.

ALTEON INC.
STATEMENTS OF STOCKHOLDERS’ EQUITY

							Accumulated
	Preferred Stock		Common Stock		Additional		Other	Total
					Paid-In	Accumulated	Comprehensive	Stockholders’
	Shares	Amount	Shares	Amount	Capital	Deficit	Income/(Loss)	Equity

Balances at DECEMBER 31, 2002	4,320	$43	33,600,841	$336,008	$183,341,416	$(169,375,594)	$1,364	$14,303,237

Net loss	—	—	—	—	—	(14,452,418)	—	(14,452,418)
Change in unrealized gains/ (losses)	—	—	—	—	—	—	(1,364)	(1,364)

Comprehensive loss								(14,453,782)
Issuance of Series G and H preferred stock dividends	379	4	—	—	3,790,843	(3,790,847)	—	—
Exercise of employee stock options	—	—	51,688	517	54,937	—	—	55,454
Public offerings of common stock	—	—	6,757,146	67,571	15,360,705	—	—	15,428,276
Exercise of warrants	—	—	57,473	575	(575)	—	—	—
Compensation expense related to variable plan employee stock options	—	—	—	—	20,019	—	—	20,019
Compensation expense in connection with the issuance of non-qualified stock options granted to non-employees	—	—	—	—	31,228	—	—	31,228

DECEMBER 31, 2003	4,699	47	40,467,148	404,671	202,598,573	(187,618,859)	—	15,384,432
Net loss	—	—	—	—	—	(13,958,646)	—	(13,958,646)
Issuance of Series G and H preferred stock dividends	414	4	—	—	4,135,141	(4,135,145)	—	—
Exercise of employee stock options	—	—	5,750	58	5,027	—	—	5,085
Public offerings of common stock	—	—	8,000,000	80,000	7,501,318	—	—	7,581,318
Compensation expense in connection with the issuance of non-qualified stock options granted to non-employees	—	—	—	—	34,731	—	—	34,731

DECEMBER 31, 2004	5,113	51	48,472,898	484,729	214,274,790	(205,712,650)	—	9,046,920
Net loss	—	—	—	—	—	(12,614,459)	—	(12,614,459)
Issuance of Series G and H preferred stock dividends	448	5	—	—	4,486,331	(4,486,336)	—	—
Public offerings of common stock	—	—	9,523,813	95,238	9,437,057	—	—	9,532,295
Compensation expense in connection with the issuance of non-qualified stock options granted to non-employees	—	—	—	—	26,904	—	—	26,904

DECEMBER 31, 2005	5,561	$56	57,996,711	$579,967	$228,225,082	$(222,813,445)	$—	$5,991,660

The accompanying notes are an integral part of these financial statements.

ALTEON INC.
STATEMENTS OF CASH FLOWS

	Year Ended December 31,

	2005	2004	2003

Cash flows from operating activities:
Net loss	$(12,614,459)	$(13,958,646)	$(14,452,418)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	65,223	74,870	502,826
Stock compensation expense	26,904	34,731	31,228
Gain on sale of laboratory equipment	—	(51,821)	—
Non-cash compensation expense related to variable plan employee stock options	—	—	20,019
Changes in operating assets and liabilities:
Other assets	(56,926)	66,075	(82,315)
Accounts payable and accrued expenses	(1,453,538)	724,922	(1,925,570)

Net cash used in operating activities	(14,032,796)	(13,109,869)	(15,906,230)

Cash flows from investing activities:
Capital expenditures	(13,108)	(81,175)	(86,167)
Proceeds from sale of laboratory equipment	—	51,821	—
Purchases of marketable securities	—	—	(3,015,164)
Maturities of marketable securities	—	—	6,000,000
Restricted cash	50,000	50,000	(250,000)
Deferred acquisition costs	(129,195)	—	—

Net cash (used in)/provided by investing activities	(92,303)	20,646	2,648,669

Cash flows from financing activities:
Net proceeds from issuance of common stock	9,532,295	7,581,318	15,428,276
Net proceeds from exercise of employee stock options	—	5,085	55,454

Net cash provided by financing activities	9,532,295	7,586,403	15,483,730

Net (decrease)/increase in cash and cash equivalents	(4,592,804)	(5,502,820)	2,226,169
Cash and cash equivalents, beginning of year	11,175,762	16,678,582	14,452,413

Cash and cash equivalents, end of year	$6,582,958	$11,175,762	$16,678,582

The accompanying notes are an integral part of these financial statements.

ALTEON INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Business (unaudited)
      Alteon Inc., or Alteon, or the Company, is a product-based biopharmaceutical company engaged in the development of small molecule drugs to treat and prevent cardiovascular disease and diabetes. In past years, the Company identified several promising product candidates that represent novel approaches to some of the largest pharmaceutical markets. Alteon has advanced one of these products into Phase 2 clinical trials.
      Alteon’s drug candidate, alagebrium chloride or alagebrium (formerly ALT-711), is a product of the Company’s drug discovery and development program. Alagebrium has demonstrated potential efficacy in two clinical trials in heart failure, as well as in animal models of heart failure, nephropathy, hypertension and erectile dysfunction. It has been tested in approximately 1,000 patients in a number of Phase 1 and Phase 2 clinical trials. Alteon’s goal is to develop alagebrium in diastolic heart failure (DHF). This disease represents a rapidly growing market of unmet need, particularly common among diabetic patients, and alagebrium has demonstrated relevant clinical activity in two Phase 2 clinical trials.
      In June 2005, the SPECTRA (Systolic Pressure EfficaCy and Safety TRial of Alagebrium) Phase 2b trial in systolic hypertension, was discontinued after an interim analysis found that the data did not indicate a treatment effect of alagebrium and the Company has ceased development of alagebrium for this indication.
      Also, in June 2005, Alteon announced that it had submitted preclinical toxicity data on alagebrium to two divisions of the FDA’s Center for Drug Evaluation and Research (CDER), specifically the Division of Cardio-Renal Drug Products (the Cardio-Renal division) and the Division of Reproductive and Urologic Drug Products (the Reproductive/ Urologic division). The preclinical toxicity data were submitted in support of the Company’s view that liver alterations previously observed in rats, and reported in December 2004, were related to the male rat metabolism and not to genotoxic pathways. Subsequent preliminary data on liver alterations in rats had caused the Company to voluntarily suspend enrolling new patients into all of its alagebrium clinical trials in February 2005.
      Following review of the rat liver data, the Reproductive/ Urologic division placed on clinical hold further enrollment in the EMERALD (Efficacy and Safety of AlagebriuM in ERectile Dysfunction in MALe Diabetics) study, the Company’s Phase 2a study of alagebrium in diabetic patients with erectile dysfunction, and requested further preclinical toxicity data, which it submitted in August 2005. After review of these data, the Reproductive/ Urologic division decided to maintain the clinical hold pending further preclinical testing. Therefore, in January 2006, the Company announced that it had withdrawn the investigational new drug application (IND) for the EMERALD study. Alteon decided instead to commit its resources to development of alagebrium in cardiovascular diseases. There can be no assurance that Alteon will ever pursue the development of alagebrium for the ED indication.
      In August 2005, in order to enable the Company to move forward with the continued development of alagebrium, it announced that it had engaged the services of Burrill & Company (Burrill) to assist in developing and identifying options designed to diversify its portfolio of product candidates and to enhance the ability to raise financing in the future. Such potential transactions include the acquisition of technologies and product programs, licensing opportunities, the sale to or merger into another company, and debt and equity financing. Burrill has identified a number of potential transactions and we are currently in discussions with one company regarding the acquisition of a cardiovascular therapeutic technology. The Company is also in discussions with Genentech regarding the restructuring of their preferred stock position in the Company. There can be no assurances that it will be able to consummate a transaction. However, as a result of its current financial situation, any continued development of alagebrium by the Company is contingent upon its entering into one or more strategic collaboration agreements for this product candidate which, among other things, would be required to include funding for product development.
      The Company’s business is subject to significant risks including, but not limited to, (1) Alteon’s ability to obtain sufficient additional funding in the near term, whether through a strategic collaboration agreement or

ALTEON INC.
NOTES TO FINANCIAL STATEMENTS — (Continued)
otherwise, to allow it to resume the development of alagebrium and to continue operations, (2) the ability to renegotiate its preferred stock agreement with Genentech, (3) the ability to resume enrollment in its clinical studies of alagebrium should we have adequate financial and other resources to do so, (4) the risks inherent in its research and development efforts, including clinical trials and the length, expense and uncertainty of the process of seeking regulatory approvals for its product candidates, (5) its reliance on alagebrium, which is its only significant drug candidate, (6) uncertainties associated with obtaining and enforcing its patents and with the patent rights of others, (7) uncertainties regarding government healthcare reforms and product pricing and reimbursement levels, (8) technological change and competition, (9) manufacturing uncertainties, and (10) dependence on collaborative partners and other third parties. Even if the Company’s product candidates appear promising at an early stage of development, they may not reach the market for numerous reasons. These reasons include the possibilities that the products will prove ineffective or unsafe during preclinical or clinical studies, will fail to receive necessary regulatory approvals, will be difficult to manufacture on a large scale, will be uneconomical to market or will be precluded from commercialization by proprietary rights of third parties.

Use of Estimates
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
      Estimates are used for, but not limited to: accrued expenses, income tax valuation allowances and assumptions utilized within the Black-Scholes options pricing model and the model itself. Accounting estimates require the use of judgment regarding uncertain future events and their related effects and, accordingly, may change as additional information is obtained.

Cash and Cash Equivalents
      Cash and cash equivalents include cash and highly liquid investments that have a maturity of less than three months at the time of purchase.

Financial Instruments
      Financial instruments reflected in the balance sheets are recorded at cost, which approximates fair value for cash equivalents, restricted cash and accounts payable.

Property and Equipment
      Property and equipment are stated at cost. Depreciation and amortization are computed using the straight-line method over the useful lives of owned assets, which range from three to five years.

Impairment of Long-Lived Assets
      Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the asset to the future undiscounted net cash flows expected to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets and would be charged to operations.

ALTEON INC.
NOTES TO FINANCIAL STATEMENTS — (Continued)

Research and Development
      Expenditures for research and development are charged to operations as incurred.

Stock-Based Compensation
      The Company accounts for employee stock-based compensation and awards issued to non-employee directors using the intrinsic value method under Accounting Principles Board (APB), Opinion No. 25, “Accounting for Stock Issued to Employees,” and related interpretations, under which no compensation cost (excluding those options granted below fair market value) has been recognized. Stock option awards issued to consultants and contractors are accounted for in accordance with Statement of Financial Accounting Standards (SFAS), No. 123, “Accounting for Stock-Based Compensation,” SFAS No. 148, “Accounting for Stock-Based Compensation — Transition and Disclosure” and Emerging Issues Task Force Issue No. 96-18, “Accounting for Equity Instruments that are Issued To Other Than Employees for Acquiring or In Conjunction with Selling Goods or Services.” In March 2000, the Financial Accounting Standards Board (FASB), released Interpretation No. 44 (FIN No. 44), “Accounting for Certain Transactions Involving Stock Compensation, an Interpretation of APB Opinion No. 25.” The interpretation became effective on July 1, 2000, but in some circumstances applies to transactions that occurred prior to the effective date. Under the interpretation, stock options that are repriced must be accounted for as variable-plan arrangements until the options are exercised, forfeited or expire.
      If the Company had applied the fair value recognition provisions of SFAS No. 123 to its employee and director option grants and had amortized the value over the vesting period, the Company’s pro forma net loss and net loss per share applicable to common stockholders for 2005, 2004 and 2003 would be as follows:

	Year Ended December 31,

	2005	2004	2003

Net loss, as reported	$(12,614,459)	$(13,958,646)	$(14,452,418)
Add: Variable non-cash stock compensation expense recognized in the statements of operations	—	—	20,019
Less: Total stock-based compensation expense determined under fair value method	(1,701,681)	(868,390)	(1,316,721)

Pro forma net loss	(14,316,140)	(14,827,036)	(15,749,120)
Preferred stock dividends	4,486,336	4,135,145	3,790,847

Pro forma net loss applicable to common stockholders	$(18,802,476)	$(18,962,181)	$(19,539,967)

Net loss per share applicable to common stockholders:
Basic/diluted, as reported	$(0.30)	$(0.41)	$(0.50)
Basic/diluted, pro forma	$(0.33)	$(0.43)	$(0.54)
      The fair value of each stock option grant, for recognition or disclosure purposes, is calculated on the date of grant using the Black-Scholes option pricing model with the following assumptions used for grants in 2005, 2004 and 2003, respectively: weighted average risk-free interest rate of 3.72%, 3.34% and 3.24%, respectively; weighted average expected life of 3.54, 4.07 and 5.31 years, respectively, and the contractual life for grants to consultants and contractors; expected dividend yield of 0%; and weighted average expected volatility of 135.55%, 134.16% and 132.35%, respectively.
      In December 2004, the FASB issued SFAS No. 123 (revised 2004) (“SFAS 123(R)”), “Share-Based Payment,” which is a revision of SFAS 123 and supersedes APB 25 and related guidance. Generally, the approach in SFAS 123(R) is similar to the approach described in SFAS 123. However, SFAS 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized

ALTEON INC.
NOTES TO FINANCIAL STATEMENTS — (Continued)
in the statement of operations based on their fair values at the date of grant. As a result of the issuance of SFAS 123(R), the Company will be required to expense the fair value of employee stock options over the service period, beginning January 1, 2006.
      On December 15, 2005, the Compensation Committee of the Board of Directors of the Company approved the acceleration of the vesting date of all previously issued, outstanding and unvested options, effective December 31, 2005. Approximately 1.47 million options were accelerated, of which, approximately 1.3 million belong to executive officers and non-employee members of the board of directors.
      The Company believes that because all options that have been accelerated have exercise prices in excess of the current market value of the Company’s common stock, the options have limited economic value. The Company also implemented the acceleration program to eliminate non-cash compensation expenses that would have been recorded in future periods following the Company’s adoption of SFAS 123(R) in the first quarter of fiscal 2006. SFAS 123(R) requires recognizing compensation expense for any unvested stock options at the date of adoption of SFAS 123(R) over the remaining requisite service period of the options. The future expense that will be eliminated as a result of the option acceleration is approximately $613,000 which would have been recognized over a period of four years, the time period during which all of the out of the money options would have vested and the expense is included in the pro-forma disclosure in compliance with SFAS 123.

Income Taxes
      Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis and net operating loss and tax credit carryforwards. A valuation allowance is provided when it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date.

Net Loss Per Share Applicable to Common Stockholders
      Basic net loss per share is computed by dividing net loss applicable to common stockholders by the weighted average number of shares outstanding during the year. Diluted net loss per share is the same as basic net loss per share applicable to common stockholders, since the assumed exercise of stock options and warrants and the conversion of preferred stock would be antidilutive. The amount of potentially dilutive shares excluded from the calculation as of December 31, 2005, 2004 and 2003 was 286,187,720, 50,297,525 and 36,969,371 shares, respectively.
NOTE 2 — LIQUIDITY
      The Company has devoted substantially all of its resources to research, drug discovery and development programs. To date, it has not generated any revenues from the sale of products and does not expect to generate any such revenues for a number of years, if at all. As a result, Alteon has incurred net losses since inception, has an accumulated deficit of $222,813,445 at December 31, 2005, and expects to incur net losses, potentially greater than losses in prior years, for a number of years assuming the Company is able to continue as a going concern, of which there can be no assurance.
      The Company has financed its operations through proceeds from the sale of common and preferred equity securities, revenue from former collaborative relationships, reimbursement of certain of our research and development expenses by collaborative partners, investment income earned on cash and cash equivalent balances and short-term investments and the sale of a portion of the Company’s New Jersey state net operating loss carryforwards and research and development tax credit carryforwards.

ALTEON INC.
NOTES TO FINANCIAL STATEMENTS — (Continued)
      As of December 31, 2005, the Company had working capital of $5,657,311, including $6,582,958 of cash and cash equivalents. During 2005, the Company sold 9,523,813 shares of common stock, raising net proceeds of $9,532,295 (see Note 7). The Company’s cash used in operating activities for the years ended December 31, 2005, 2004 and 2003 was $14,032,796, $13,109,869 and $15,906,230, respectively.
      Alteon expects to utilize cash and cash equivalents to fund its operating activities, including any continued development of its lead compound, alagebrium. However, as a result of the discontinuation of the Phase 2b SPECTRA trial in systolic hypertension and a decrease in its financial resources, it has significantly curtailed all product development activities of alagebrium and expects to have further reduced expenses in the first half of 2006. While the Company intends to pursue development of alagebrium in high potential cardiovascular indications such as heart failure, any continued development of alagebrium by the Company is contingent upon its entering into strategic collaboration agreements for this product candidate which, among other things, would be required to include funding for product development. The Company may not be able to enter into a strategic collaboration agreement with respect to alagebrium on reasonable terms, or at all. No enrollment or other activity is taking place with respect to any of its Phase 2 trials of alagebrium pending the resolution of its financial resource issues.
      In August 2005, in order to enable the Company to move forward with the continued development of alagebrium, it announced that it had engaged the services of Burrill & Company to assist in developing and identifying strategic options designed to diversify its portfolio of product candidates and to enhance its ability to raise financing in the future. Potential transactions include the acquisition of technologies and product programs, licensing opportunities, the sale to or merger into another company, and debt and equity financing. Burrill has identified a number of potential transactions and we are currently in discussions with one company regarding the acquisition of a cardiovascular therapeutic technology. We are also in discussions with Genentech regarding the restructuring of their preferred stock position in the Company. If the Company is unable to complete such a transaction on reasonable terms, it will not have the ability to continue as a going concern after mid-2006. As part of the exploration of its strategic options, it is considering various transactions that could result in our being required to make payment of certain obligations in the amount of approximately $2.0 million (unaudited), including severance, lease and other contractual and regulatory requirements. In association with developing and identifying strategic options, certain costs have been deferred relating to a potential acquisition of $129,195.
      The amount and timing of the Company’s future capital requirements will depend on numerous factors, including the timing of resuming its research and development programs, if at all, the number and characteristics of product candidates that the Company pursues, the conduct of preclinical tests and clinical studies, the status and timelines of regulatory submissions, the costs associated with protecting patents and other proprietary rights, the ability to complete strategic collaborations and the availability of third-party funding, if any.
      Selling securities to satisfy its short-term and long-term capital requirements may have the effect of materially diluting the current holders of the Company’s outstanding stock. The Company may also seek additional funding through corporate collaborations and other financing vehicles. Potential financing sources may be dissuaded from investing in the Company in light of the fact that Genentech, Inc., as the sole holder of the outstanding shares of the Company’s Series G and Series H Preferred Stock, currently has a significant liquidation preference and voting position, on an as-converted to common stock basis. If funds are obtained through arrangements with collaborative partners or others, the Company may be required to relinquish rights to its technologies or product candidates. If the Company decides to pursue a merger, several factors may make it difficult for it to complete such a transaction, including the current uncertain state of its regulatory pathway for alagebrium and the Genentech preferred stock position. Even if the Company completes a merger, there can be no assurance that the products or technologies acquired in such transaction will result in revenues to the combined company or any meaningful return on investment to its stockholders.

ALTEON INC.
NOTES TO FINANCIAL STATEMENTS — (Continued)
NOTE 3 — PROPERTY AND EQUIPMENT

	December 31,

	2005	2004

Laboratory equipment	$24,650	$24,650
Furniture and equipment	218,627	218,627
Computer equipment	155,067	141,959

	398,344	385,236
Less: Accumulated depreciation & amortization	(343,190)	(277,967)

	$55,154	$107,269

NOTE 4 — COLLABORATIVE RESEARCH AND DEVELOPMENT AGREEMENTS
      On November 6, 2002, Alteon entered into an agreement, effective as of April 15, 2002, with The Picower Institute for Medical Research, or The Picower, which terminated its License Agreement dated as of September 5, 1991. Pursuant to this termination agreement, The Picower assigned to Alteon all of its patents, patent applications and other technology related to A.G.E.s and Alteon agreed to prosecute and maintain the patents and patent applications. Alteon will pay The Picower royalties on any sales of products falling within the claims of these patents and patent applications until they expire or are allowed to lapse.
      The Company has also entered into various arrangements with independent research laboratories to conduct studies in conjunction with the development of the Company’s technology. The Company pays for this research and receives certain rights to inventions or discoveries that may arise from this research.
Note 5 — Accrued Expenses
      Accrued expenses consisted of the following:

	December 31,

	2005	2004

Clinical trial expense	$282,854	$1,326,175
Professional fees	195,375	255,756
Payroll and related expenses	238,344	293,813
Other	74,132	126,637

	$790,705	$2,002,381

NOTE 6 — COMMITMENTS AND CONTINGENCIES

Commitments
      On December 1, 2003, Alteon signed a 37-month lease for office space in Parsippany, New Jersey. Annual rent over the term of the lease ranges from $260,000 in the first year to $280,000 in the third year. As a provision of the lease, Alteon provided a letter of credit, which is collateralized with a $150,000 restricted certificate of deposit at December 31, 2005 ($200,000 at December 31, 2004). Rent expense for the years ended December 31, 2005, 2004 and 2003 was $266,294, $351,499 and $674,493, respectively. We have employment agreements with key executives, which provide severance and/or change in control benefits. If we terminate all of the agreements, we are subject to obligations totaling $1,717,668. On January 31, 2006, Judith Hedstrom, our COO, resigned and was paid one year’s salary in the amount of $300,000 and COBRA benefits for up to 18 months. She is entitled to an additional one-year’s salary upon a change in control.

ALTEON INC.
NOTES TO FINANCIAL STATEMENTS — (Continued)
      As of December 31, 2005, future minimum rentals under operating leases, including employment agreements and office equipment, which have initial or remaining non-cancelable terms in excess of one year are as follows:

Operating
Leases

2006	$336,727
2007	8,737
Thereafter	—

$345,464

Contingencies
      In the ordinary course of its business, the Company may from time to time be subject to claims and lawsuits.
NOTE 7 — STOCKHOLDERS’ EQUITY

Common/ Preferred Stock Issuances
      In January 2005, Alteon completed a public offering of 9,523,813 shares of common stock at $1.05 per share, which provided net proceeds of approximately $9,532,295. In connection with this offering, the Company issued a five-year warrant to purchase 312,381 shares of common stock at $1.37 per share.
      In July 2004, Alteon completed a public offering of 8,000,000 shares of common stock at $1.00 per share, which provided net proceeds of $7,581,318. In connection with this offering, the Company issued a five-year warrant to purchase 272,500 shares of common stock at $1.30 per share. In connection with this offering, certain warrants previously issued in 2000, the 2000 Warrants, were repriced from $1.75 to $1.00 per share pursuant to antidilution provisions connected to the warrants.
      In October 2003, Alteon completed a public offering of 4,457,146 shares of common stock at $1.75 per share, which provided net proceeds of $7,772,331.
      In July 2003, warrants for 87,462 shares of common stock were exercised in a “net” exercise transaction in which the exercise price was paid by cancellation of 29,989 shares of common stock issuable upon the exercise for a net issuance of 57,473 shares. The shares canceled in payment of the exercise were valued at the average of the closing prices on the American Stock Exchange for the 20 business days prior to the exercise of the warrants.
      In March 2003, Alteon completed a public offering of 2,300,000 shares of common stock at $3.50 per share, which provided net proceeds of $7,655,945.
      In connection with a 2000 offering of common stock, Alteon issued a seven-year warrant to purchase 1,133,636 shares of common stock of which 1,046,174 are outstanding as of December 31, 2005. In connection with subsequent offerings, the exercise price of 953,890 of the 2000 Warrants was adjusted to $1.00 per share, which could be adjusted further if Alteon sells common stock below $1.00 per share. The exercise price of 46,142 of the 2000 Warrants, which was adjusted to $2.92 per share, and 46,142 of the 2000 Warrants, which was adjusted to $2.93 per share, are not subject to further adjustment upon the sale of more common stock.

ALTEON INC.
NOTES TO FINANCIAL STATEMENTS — (Continued)
      The following table summarizes the outstanding warrants:

Warrants Outstanding at December 31,		Warrants Outstanding at December 31,
2005		2004

	Exercise Price		Exercise Price
Warrants	per Warrant	Warrants	per Warrant

312,381	$1.37	272,500	$1.30
272,500	1.30	953,890	1.00
953,890	1.00	46,142	2.93
46,142	2.93	46,142	2.92

46,142	2.92	1,318,674

1,631,055

      In December 1997, the Company and Genentech, Inc., or Genentech, entered into a stock purchase agreement pursuant to which Genentech agreed to buy shares of common stock, Series G Preferred Stock and Series H Preferred Stock. In December 1997, Genentech purchased common stock and Series G Preferred Stock for an aggregate purchase price of $15,000,000. On July 27, 1998 and October 1, 1998, Genentech purchased $8,000,000 and $14,544,000, respectively, of Series H Preferred Stock. As of December 31, 2005, 2004 and 2003, respectively, $4,486,336, $4,135,145 and $3,790,847 of Preferred Stockholder dividends were recorded. Series G Preferred Stock and Series H Preferred Stock dividends are payable quarterly in shares of preferred stock at a rate of 8.5% of the accumulated balance. Each share of Series G Preferred Stock and Series H Preferred Stock is convertible, upon 70 days’ prior written notice, into the number of shares of common stock determined by dividing $10,000 by the average of the closing sales price of the common stock, as reported on the American Stock Exchange, for the 20 business days immediately preceding the date of conversion. At December 31, 2005, the Series G and Series H Preferred Stock would have been convertible into 69,464,500 common stock shares and 208,605,500 common stock shares, respectively, and had a total liquidation value of $55,613,905. The Series G and Series H Preferred Stock have no voting rights.

Stock Option Plan
      In March 2005, the Company’s Board of Directors approved the adoption of a new stock plan, the “2005 Stock Plan.” Upon shareholder approval of the 2005 Stock Plan at the Company’s 2005 annual meeting, the two existing stock option plans were terminated. However, between the two plans, 6,294,643 stock options remain outstanding. Options to purchase up to 5,000,000 shares of the Company’s common stock may be granted under the 2005 Stock Plan of which 192,022 stock options are outstanding.
      The plan is administered by a committee of the Board of Directors, which may grant either non-qualified or incentive stock options. The committee determines the exercise price and vesting schedule at the time the option is granted. Options vest over various periods and may expire no later than 10 years from date of grant. Each option entitles the holder to purchase one share of common stock at the indicated exercise price. The plan also provides for certain antidilution and change in control rights, as defined.

ALTEON INC.
NOTES TO FINANCIAL STATEMENTS — (Continued)
      The following table summarizes the activity in the Company’s stock options:

		Weighted	Weighted
		Average	Average
		Exercise	Grant Date
	Options	Price	Fair Value

Balance, December 31, 2002	5,436,279	$3.08
Granted at market price	812,465	2.41	$1.99
Exercised	(51,688)	1.07
Canceled	(217,738)	5.13

Balance, December 31, 2003	5,979,318	2.93
Granted at market price	1,663,409	1.09	$0.89
Exercised	(5,750)	0.88
Canceled	(1,087,670)	4.39

Balance, December 31, 2004	6,549,307	2.22
Granted at market price	375,022	0.47	$0.39
Exercised	—	—
Canceled	(437,664)	2.24

Balance, December 31, 2005	6,486,665	$2.12

      Stock options exercisable at December 31, 2005, 2004 and 2003 were 6,486,665, 4,132,909 and 4,337,316, respectively, at weighted average grant date exercise prices of $2.12, $2.64 and $3.06, respectively.
      The following table summarizes information regarding stock options outstanding and exercisable at December 31, 2005:

	Options Outstanding at December 31, 2005			Options Exercisable at
				December 31, 2005
		Weighted
		Average	Weighted		Weighted
		Remaining	Average		Average
	Number	Contractual Life	Exercise	Number	Exercise
Range of Exercise Prices	Outstanding	(Years)	Price	Exercisable	Price

$0.200 - $ 0.875	1,222,427	4.29	$0.75	1,222,427	$0.75
0.930 - 1.000	21,500	8.21	0.93	21,500	0.93
1.030 - 1.030	1,306,219	8.93	1.03	1,306,219	1.03
1.063 - 1.560	1,309,663	5.17	1.28	1,309,663	1.28
1.625 - 2.600	1,073,460	6.15	2.24	1,073,460	2.24
2.875 - 4.380	939,792	4.56	3.83	939,792	3.83
4.406 - 15.000	613,604	4.16	6.20	613,604	6.20

$0.200 - $15.000	6,486,665	5.75	$2.12	6,486,665	$2.12

      Expenses recorded for options granted to consultants totaled $26,904, $34,731, and $31,228 in 2005, 2004 and 2003, respectively.
      On February 2, 1999, the Company repriced certain stock options. In accordance with FIN No. 44, the Company recognized a total non-cash stock compensation expense resulting from the repricing for the years ended December 31, 2005, 2004 and 2003 of $0, $0 and $20,019, respectively. As of December 31, 2005, there were 359,909 repriced options outstanding, which expire on various dates through January 2008.
NOTE 8 — SAVINGS AND RETIREMENT PLAN
      The Company maintains a savings and retirement plan under Section 401(k) of the Internal Revenue Code that allows eligible employees to annually contribute a portion of their annual salary to the plan. In 1998,

ALTEON INC.
NOTES TO FINANCIAL STATEMENTS — (Continued)
the Company began making discretionary contributions at a rate of 25% of an employee’s contribution up to a maximum of 5% of the employee’s base salary, as defined. The Company made contributions of $50,703, $62,641 and $59,183 for the years ended December 31, 2005, 2004 and 2003, respectively.
NOTE 9 — INCOME TAXES
      The components of the deferred tax assets and the valuation allowance are as follows:

	December 31,

	2005	2004

Net operating loss carryforwards	$57,600,000	$57,700,000
Research and development credits	8,600,000	8,400,000
Capitalized research and development expenses	13,800,000	11,800,000
Other temporary differences	100,000	700,000

Gross deferred tax assets	80,100,000	78,600,000
Valuation allowance	(80,100,000)	(78,600,000)

Net deferred tax assets	$—	$—

      The effective tax rate varied from the statutory rate, as follows:

	December 31,

	2005	2004	2003

Statutory federal income tax rate	(34.0)%	(34.0)%	(34.0)%
State income tax rate (net of federal)	(6.0)%	(6.0)%	(6.0)%
Certain nondeductible expenses	0.1%	0.1%	0.0%
Effect of net operating loss carryforwards and valuation allowance	37.4%	37.2%	37.7%

Effective tax rate	(2.5)%	(2.7)%	(2.3)%

      At December 31, 2005, the Company had available federal net operating loss carryforwards of $159,565,000, which expire in the years 2006 through 2025 for income tax purposes and state net operating loss carryforwards of $56,141,000, which expire in the years 2005 through 2012. In addition, the Company has federal research and development tax credit carryforwards of $6,906,000 and state research and development tax credit carryforwards of $1,646,000. The amount of federal net operating loss and research and development tax credit carryforwards that can be utilized in any one period may become limited by federal income tax regulations if a cumulative change in ownership of more than 50% occurs within a three-year period.
      Given the Company’s history of incurring operating losses, management believes that it is unlikely that any of the deferred tax assets will be recoverable. As a result, a valuation allowance equal to the gross deferred tax assets was established. The valuation allowance increased by $1,500,000, $4,700,000 and $5,100,000 in 2005, 2004 and 2003, respectively. In 2005, 2004 and 2003, the Company sold $4,077,000, $3,456,000 and $2,083,000, respectively, of its state net operating loss carryforwards and $0, $123,000 and $209,000, respectively, of its state research and development tax credit carryforwards under the State of New Jersey’s Technology Business Tax Certificate Transfer Program, or the Program. The Program allows qualified technology and biotechnology businesses in New Jersey to sell unused amounts of net operating loss carryforwards and defined research and development tax credits for cash. The proceeds from the sale of the Company’s carryforwards and credits in 2005, 2004 and 2003 were $327,000, $386,000 and $345,000, respectively, and such amounts were recorded as a tax benefit in the statements of operations. Due to the uncertainty at any time as to the Company’s ability to effectuate the sale of Alteon’s available New Jersey state net operating losses, and since the Company has no control or influence over the Program, the benefits are recorded once the agreement with the counterparty is signed and the sale is approved by the State.

ANNEX INDEX

ANNEX A — Agreement and Plan of Merger by and among Alteon Inc., Alteon Merger Sub, Inc., HaptoGuard, Inc. and Genentech, Inc., dated as of April 19, 2006	Page A-1 to A-50
ANNEX B — Voting Agreement by and between the stockholders named therein, HaptoGuard, Inc. and Alteon Inc., dated as of April 19, 2006	Page B-1 to B-6
ANNEX C — Form of HaptoGuard Lock-Up Agreement dated as of April 19, 2006	Page C-1 to C-4
ANNEX D — Certificate of Amendment to the Corrected Certificate of Designations of Series G Preferred Stock of Alteon Inc.	Page D-1
ANNEX E — Certificate of Amendment to the Corrected Certificate of Designations of Series H Preferred Stock of Alteon Inc.	Page E-1
ANNEX F — Section 262 of the Delaware General Corporation Law	Page F-1 to F-6
ANNEX G — HaptoGuard unaudited balance sheets as of March 31, 2006 and December 31, 2005 and unaudited Statement of Operations, Statement of Changes in Stockholders’ Equity and Statement of Cash Flows for the Quarters ended March 31, 2006 and March 31, 2005 and each of the three month periods then ended, and HaptoGuard audited balance sheet as of December 31, 2003 and December 31, 2004 and audited Statement of Operations, Statement of Changes in Stockholders’ Equity and Statement of Cash Flows for the Year ended December 31, 2005 and for the Period from July 19, 2004 (date of inception) to December 31, 2004, together with notes thereto
Page G-1 to G-23
ANNEX H — Proxy for Annual Meeting of Stockholders	Page H-1 to H-2

ANNEX A
AGREEMENT AND PLAN OF MERGER
BY AND AMONG
ALTEON INC.,
ALTEON MERGER SUB, INC.,
HAPTOGUARD, INC.,
AND
GENENTECH, INC.
Dated as of April 19, 2006

A-i

A-ii

A-iii

Exhibit A	Voting Agreement
Exhibit B	Form of Certificate of Merger
Exhibit C	Form of HaptoGuard Lock-Up Agreement
Exhibit D	Amendments to Certificates of Designations
Schedule 1	List of HaptoGuard Stockholders
Schedule 2	List of HaptoGuard Management for purpose of knowledge qualifiers
Schedule 3	List of Key HaptoGuard Employees under Section 2.15
Schedule 4	List of Alteon Management for purpose of knowledge qualifiers
Schedule 6	List of consents to be obtained by HaptoGuard as a condition to closing
Schedule 6.5(b) Option Vesting Schedule Examples
HaptoGuard Disclosure Schedule
Alteon Disclosure Schedule

A-iv

AGREEMENT AND PLAN OF MERGER
      AGREEMENT AND PLAN OF MERGER, dated as of April 19, 2006 (the “Agreement”), among Alteon Inc., a Delaware corporation (“Alteon”), Alteon Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Alteon (“Merger Sub”), HaptoGuard, Inc., a Delaware corporation (“HaptoGuard”), and Genentech, Inc., a Delaware corporation (“Genentech”).
RECITALS:
      WHEREAS, the Boards of Directors of Alteon, Merger Sub and HaptoGuard have each determined that it is advisable and in the best interests of their respective stockholders for such parties to enter into a business combination upon the terms and subject to the conditions set forth herein;
      WHEREAS, in furtherance of such combination, the Boards of Directors of Alteon, Merger Sub and HaptoGuard have determined that it is in the best interests of their respective corporations and their stockholders to consummate the business combination transaction provided for herein in which Merger Sub will, in accordance with the Delaware General Corporation Law (“Delaware Law”) and subject to the terms and conditions set forth herein, merge (the “Merger”) with and into HaptoGuard, with HaptoGuard referred to herein as the “Surviving Corporation” and becoming a wholly-owned subsidiary of Alteon and immediately following said Merger, Alteon intends that the Surviving Corporation will merge with and into Alteon (“Subsidiary Merger”), such entity referred to herein as the “Resulting Corporation;”
      WHEREAS, as a condition to the effectiveness of this Agreement, Alteon, with assistance from HaptoGuard, will conduct a private placement in which Alteon Common Stock and warrants for Alteon Common Stock will be issued for cash consideration in an amount anticipated to be equal to approximately $3 million (the “Financing”), such Financing to close within twenty-one (21) days of the date hereof and which Financing will consist of issuing shares of Alteon Common Stock with warrants for Alteon Common Stock, such shares and warrants to be issued for at least their respective market prices on the date of such issuance;
      WHEREAS, pursuant to this Agreement, at the Effective Time (as defined in Section 1.2) Genentech will convert a portion of Alteon Series G Preferred Stock, par value $0.01 per share (“Series G Preferred Stock”) and Series H Preferred Stock, par value $0.01 per share (“Series H Preferred Stock,” and together with the Series G Preferred Stock, the “Alteon Preferred Stock”) it owns into such number of shares of Alteon Common Stock, par value $0.01 per share (“Alteon Common Stock”) that, when added to the number of shares of Alteon Common Stock held by Genentech immediately prior to the Effective Time, equals 19.99% of the outstanding Alteon Common Stock, as calculated after the conversion of such Alteon Preferred Stock but before the issuance of any shares of Alteon Common Stock in the Financing, upon conversion of shares of Alteon Preferred Stock to be transferred to HaptoGuard in the Merger or the issuance of Alteon Common Stock to HaptoGuard in the Merger;
      WHEREAS, pursuant to this Agreement, at the Effective Time, Genentech will transfer to HaptoGuard a portion of the Series G Preferred Stock and Series H Preferred Stock it holds in such an amount that will convert immediately into shares of Alteon Common Stock, valued at $3.5 million;
      WHEREAS, pursuant to this Agreement, the Alteon Common Stock referred to in the foregoing clause will be distributed by HaptoGuard to its stockholders on a pro rata basis;
      WHEREAS, pursuant to this Agreement, Genentech will transfer the shares of Alteon Preferred Stock held by Genentech not otherwise described in the foregoing clauses to Alteon and Alteon will cancel such shares of Alteon Preferred Stock;
      WHEREAS, pursuant to this Agreement and in consideration for the conversion, transfer and cancellation of Alteon Preferred Stock by Genentech described above, the Resulting Corporation will provide for royalty and milestone payments to be made to, and a certain right of first negotiation to be granted to, Genentech, as more fully described herein;

      WHEREAS, pursuant to the Merger, Alteon will acquire all of the outstanding equity securities and warrants of HaptoGuard by way of merger of Merger Sub with and into HaptoGuard and Alteon will issue a number of shares of Alteon Common Stock to HaptoGuard in consideration for the merger, valued at $5.3 million, which shares when added to the shares of Alteon Common Stock transferred to HaptoGuard from Genentech shall be valued at $8.8 million;
      WHEREAS, Alteon, Merger Sub and HaptoGuard intend, by approving resolutions authorizing this Agreement, to adopt this Agreement as a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder, and to cause the Merger to qualify as a reorganization under the provisions of Section 368(a) of the Code;
      WHEREAS, as a condition to the willingness of and an inducement to Alteon to enter into this Agreement, contemporaneously with the execution and delivery of this Agreement, Noah Berkowitz, who holds or has the power to direct the voting of forty-one percent (41%) of the voting shares of HaptoGuard is entering into a voting agreement in substantially the form of Exhibit A attached hereto (the “Voting Agreement”); and
      WHEREAS, Alteon, Merger Sub, HaptoGuard and Genentech desire to make certain representations and warranties and other agreements in connection with the Merger and pursuant to the terms of this Agreement.
      NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, Alteon, Merger Sub, HaptoGuard and Genentech hereby agree as follows:
ARTICLE I
THE MERGER
      1.1. THE MERGER.
      (a) Effective Time. At the Effective Time, as defined in Section 1.2, and subject to and upon the terms and conditions of this Agreement and Delaware Law, Merger Sub shall be merged with and into HaptoGuard, the separate corporate existence of Merger Sub shall cease, and HaptoGuard shall continue as the Surviving Corporation.
      (b) Closing. Unless this Agreement shall have been terminated and the transactions herein contemplated shall have been abandoned pursuant to Section 8.1, and subject to the satisfaction or waiver of the conditions set forth in Article VII, the consummation of the Merger will take place as promptly as practicable (and in any event within two business days) after satisfaction or waiver (in accordance with the terms set forth herein) of each of the conditions set forth in Article VII, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts 02111, unless another date, time or place is agreed to in writing by the parties hereto (such date and time, the “Closing”).
      (c) Agreement Effective Date. This Agreement shall only become effective and binding upon the parties hereto upon completion of the Financing within twenty-one (21) days of the date hereof (“Agreement Effective Date”).
      1.2. EFFECTIVE TIME. As promptly as practicable after the satisfaction or waiver (in accordance with the terms set forth herein) of each of the conditions set forth in Article VII, the parties hereto shall cause the Merger to be consummated by filing a Certificate of Merger in accordance with the relevant provisions of Delaware Law (the “Certificate of Merger”), in substantially the form of Exhibit B attached hereto, together with any required certificates, with the Secretary of State of the State of Delaware, in such form as required by, and executed in accordance with the relevant provisions of, Delaware Law (the time of acceptance of such filing by the Secretary of State of the State of Delaware being the “Effective Time”).
      1.3. EFFECT OF THE MERGER. At the Effective Time, the effect of the Merger shall be as provided in this Agreement, the Certificate of Merger and the applicable provisions of Delaware Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities, obligations and duties of Merger Sub shall become the debts, liabilities, obligations and duties of the Surviving Corporation.
      1.4. CERTIFICATE OF INCORPORATION; BYLAWS.
      (a) Certificate of Incorporation. The Certificate of Incorporation of Merger Sub, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation until thereafter amended as provided by Delaware Law and such Certificate of Incorporation.
      (b) Bylaws. The Bylaws of Merger Sub, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation until thereafter amended as provided by Delaware Law, the Certificate of Incorporation of the Surviving Corporation and such Bylaws.
      1.5. DIRECTORS AND OFFICERS. The directors of Merger Sub immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation, and the officers of Merger Sub immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified. The directors and officers of Merger Sub shall be those set forth in Section 6.14 hereof.
      1.6. CONVERSION OF MERGER SUB COMMON STOCK. Each of the shares of the common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall become shares of the Surviving Corporation after the Merger and shall thereafter constitute all of the issued and outstanding shares of the Surviving Corporation.
      1.7. EFFECT ON CAPITAL STOCK. At the Effective Time, by virtue of the Merger and pursuant to the terms provided herein, and without any action on the part of Alteon, HaptoGuard, Genentech or the holders of any of the following securities except as provided herein:

(a) Conversion of Alteon Preferred Stock owned by Genentech. Pursuant to the terms of Alteon’s certificate of incorporation and the terms hereof, Genentech will convert into shares of Alteon Common Stock a portion of the Series G and Series H Preferred Stock that it holds, such that the number of such shares of Alteon Common Stock to be issued will, when added to the shares of Alteon Common Stock already owned by Genentech, equal 19.99% of Alteon’s outstanding common stock as calculated after the conversion of such Alteon Preferred Stock but prior to (i) the conversion of any Alteon Preferred Stock to be transferred to HaptoGuard, (ii) before the issuance by Alteon of any Alteon Common Stock in the Financing or (iii) the issuance of Alteon Common Stock by Alteon to HaptoGuard in the Merger, it being understood that Genentech shall direct the conversion of the shares of Preferred Stock held by Genentech by identifying which series of Preferred Stock will be converted first, and if necessary to reach the above-referenced percentage (19.99%), which shares of Preferred Stock will be converted second.

(b) Transfer to HaptoGuard of Alteon Preferred Stock owned by Genentech and Conversion Thereof. Genentech will transfer to HaptoGuard a portion of Alteon Preferred Stock held by it (which to the extent possible, will consist of shares of the Genentech’s Preferred Stock identified by Genentech for the transfer), in such an amount that will convert to a number of shares of Alteon Common Stock, in accordance with the terms of Alteon’s certificate of incorporation and the terms hereof, equal in value as nearly as practicable to $3,500,000, such shares when added to the value of the shares of Alteon Common Stock issued pursuant to subsection (x) of Section 1.7(d), shall equal $8,800,000. The price per share of the Alteon Common Stock for determination of value herein shall be based on the VWAP (as defined in Section 1.7(j)) of Alteon Common Stock. HaptoGuard shall distribute such shares of Alteon Common Stock to its stockholders on a pro rata basis as part of the Merger Consideration.

(c) Transfer of Alteon Preferred Stock owned by Genentech and Conversion Thereof. Genentech will transfer to Alteon the shares of Alteon Preferred Stock held by Genentech which are not either converted pursuant to Section 1.7(a) or transferred pursuant to Section 1.7(b). Pursuant to this

Agreement, such shares of Alteon Preferred Stock shall cease to be outstanding, be canceled and retired without payment of any consideration therefor other than pursuant to the terms herein and cease to exist.

(d) Conversion of HaptoGuard Securities. Every share of HaptoGuard Common Stock (the “Shares”) issued and outstanding immediately prior to the Effective Time (other than the Dissenting Shares as defined in Section 1.14) shall be converted, into the right to receive a number of shares of Alteon Common Stock equal to the Exchange Ratio of validly issued, fully paid and nonassessable Alteon Common Stock (the “Merger Consideration”). The Exchange Ratio is equal to the quotient of (i) the sum of (x) a number of shares of Alteon Common Stock to be issued by Alteon to HaptoGuard stockholders at the Effective Time with a value of $5.3 million, plus (y) the number of shares of Alteon Common Stock to be issued pursuant to Section 1.7(b) at the Effective Time, the market value of (x) and (y) to be equal to $8,800,000, the price per share pursuant to this section to be based on the VWAP of Alteon Common Stock, divided by (ii) the sum of (x) the number of outstanding Shares at the Effective Time, and (y) the number of Share Equivalents (as defined in Section 6.5).

(e) Cancellation. Each Share held in the treasury of HaptoGuard and each Share owned by Alteon or by any direct or indirect wholly owned subsidiary of HaptoGuard or Alteon immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, cease to be outstanding, be canceled and retired without payment of any consideration therefor other than pursuant to the terms herein and cease to exist.

(f) Stock Options. All options to purchase HaptoGuard Common Stock then outstanding under HaptoGuard’s 2005 Employee, Director and Consultant Stock Plan (the “HaptoGuard Stock Option Plan”) shall be assumed by Alteon in accordance with Section 6.5.

(g) Warrants. All warrants to purchase HaptoGuard Common Stock (the “HaptoGuard Warrants”) then outstanding shall be canceled and exchanged for the right to receive the consideration in accordance with Section 6.5.

(h) Adjustments. The Exchange Ratio shall be adjusted to reflect fully the effect of any stock split, reverse split, stock dividend (including any dividend or distribution of securities exercisable for or convertible into Alteon Common Stock or Shares), reorganization, recapitalization or other like change with respect to Alteon Common Stock or Shares occurring after the date hereof and prior to the Effective Time.

(i) Fractional Shares. No fraction of a share of Alteon Common Stock will be issued, but in lieu thereof each holder of HaptoGuard Common Stock who would otherwise be entitled to a fraction of a share of Alteon Common Stock (after aggregating all fractional shares of Alteon Common Stock to be received by such holder) shall receive from Alteon an amount of cash (rounded to the nearest whole cent), without interest, equal to the product of (i) such fraction, multiplied by (ii) the applicable price per share calculated in accordance with Section 1.7(d).

(j) Volume Weighted Average Price. Volume Weighted Average Price (“VWAP”) means the volume-weighted average of the per share selling prices on the American Stock Exchange (“AMEX”) for the twenty (20) trading days immediately preceding the signing of this Agreement, with a trading day meaning any day on which AMEX is open and available for at least five (5) hours for the trading of securities. In the event that the VWAP is lower than $.18, then the VWAP shall be $.18. In the event that the VWAP is higher than $.28, then the VWAP shall be $.28.

      1.8. ROYALTY AND MILESTONE PAYMENTS AND RIGHT OF FIRST NEGOTIATION.
      (a) Royalty and Milestone Payments. In consideration for the transfer of Alteon Preferred Stock pursuant to Section 1.7(b), the Resulting Corporation will agree to, as of the Effective Time:

(i) Pay Genentech royalty payments of four percent (4%) of Net Sales (as defined herein) of alagebrium (“Products”). “Net Sales” means the gross amount billed by the Resulting Corporation or its affiliates to third parties worldwide for sales of Products, less (A) allowances for normal and customary trade, quantity and cash discounts actually taken, (B) transportation, insurance and postage charges, if prepaid by the Resulting Corporation or any affiliate or sublicensee of the Resulting Corporation and billed on any such party’s invoices as a separate item, (C) credits, rebates, returns (including, but not limited to, wholesaler and retailer returns), to the extent actually allowed, and (D) sales, use and other taxes similarly incurred to the extent stated on the invoice as a separate item, such royalty payments to extend for a ten year period commencing on the date of the first commercial sale of any Product (the “Royalty Period”); and

(ii) Pay Genentech a one time milestone payment of $1,000,000 upon the dosing with the Product of the first patient in a pivotal trial for the Product’s first indication; and

(iii) Pay Genentech a one time milestone payment of $4,000,000 upon the filing of the first New Drug Application with respect to the Product on the first indication; and

(iv) Use commercially reasonably efforts, consistent with efforts used to develop and commercialize products of like potential, to develop and commercialize the Product; and

(v) In the event a Product is sold in combination with one or more other active pharmaceutical ingredients (as used in this definition of Net Sales, a “Combination”), then Net Sales for that Product shall be calculated by multiplying the Net Sales of such Combination by the fraction A/(A+B), where A is the gross selling price of the Product sold separately and B is the gross selling price of the other active ingredient sold separately. In the event that the other active ingredient is not sold separately, then Net Sales for that Product shall be calculated by multiplying the amount of Net Sales of the Combination Product by the fraction A/C, where A is the invoice price of the Product, if sold separately, and C is the invoice price of the Combination Product. In the event that no such separate sales are made, Net Sales for royalty determination shall be determined by the Resulting Corporation and Genentech in good faith.

      (b) Right of First Negotiation. The Resulting Corporation agrees that in the event that it determines that it wishes to collaborate with a Third Party to develop and market ALT-2074 (the “HaptoGuard Product”), then it shall provide written notice of same to Genentech (the “ROFN Notice”). Genentech shall have thirty (30) days from the date of the ROFN Notice to provide a written response (the “ROFN Response”) as to whether or not it wishes to enter into negotiations with the Resulting Corporation with respect to the development and marketing of the HaptoGuard Product. If the ROFN Response is not received within the thirty (30) day response period, the Resulting Corporation shall thereafter have the right to negotiate with, and grant rights to, any Third Party with respect to development and marketing rights for the HaptoGuard Product. If the ROFN Response states that Genentech wishes to enter into negotiations with the Resulting Corporation, the Resulting Corporation will negotiate exclusively with Genentech in good faith for a period of up to 150 days from the date of the ROFN Response with respect to the terms and conditions of such development and marketing of the HaptoGuard Product. If after ninety (90) days from the later of the date of the ROFN Response or thirty (30) days after the ROFN Notice, the Resulting Corporation and Genentech have not agreed upon major financial terms for the HaptoGuard Product, then Genentech shall set forth in writing its final offer with respect to financial terms for the HaptoGuard Product (the “Final Offer”). If the Resulting Corporation does not accept such Final Offer, the Resulting Corporation shall thereafter have the right to pursue the development and marketing of the HaptoGuard Product, including the right to negotiate with, and grant rights to, any Third Party with respect to such development and marketing rights, but only on financial terms, taken as a whole, that are more favorable to the Resulting Corporation than the Final Offer. If the Parties agree upon major financial terms for the HaptoGuard Product within ninety (90) days from the later of the date of the ROFN Response or thirty (30) days after the ROFN Notice, then the Parties will negotiate, exclusively and in good faith, the terms and conditions of a definitive agreement for the development and marketing of the HaptoGuard Product. If such definitive agreement is not executed by the date which is 150 days from the later of the date of the ROFN Response or thirty (30) days after the ROFN Notice, then the Resulting Corporation shall thereafter have the right, alone or in collaboration with any Third Party, to pursue the development and marketing of the HaptoGuard Product, including the right to negotiate with, and grant rights to, any Third Party with respect to such development and marketing rights, but only on financial terms, taken as a whole, that are more favorable to the Resulting Corporation than the Final Offer. For the avoidance of doubt, this right of first negotiation shall not be construed as the grant of a license to Genentech from the Resulting Corporation in the absence of a definitive agreement providing for such rights executed between the Resulting Corporation and Genentech.
      (c) Specific Performance. Genentech and Alteon agree that irreparable damage would occur in the event that any of the provisions of this Section 1.8 were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that Genentech shall be entitled to seek an injunction or injunctions to prevent breaches of Section 1.8 and to enforce specifically the terms and provisions of Section 1.8 in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which it is entitled at law or in equity, and Alteon hereby waives any requirement to post a bond in connection with any such proceeding.
      1.9. EXCHANGE OF CERTIFICATES.
      (a) Exchange Agent. Alteon shall supply, or shall cause to be supplied, to or for the account of a bank or trust company designated by Alteon (the “Exchange Agent”), in trust for the benefit of Genentech and the holders of HaptoGuard Common Stock, for exchange in accordance with Section 1.7 and this Section 1.9, through the Exchange Agent, certificates evidencing the Alteon Common Stock issuable pursuant to this Agreement in exchange for Alteon Preferred Stock, outstanding Shares and HaptoGuard Warrants.
      (b) Exchange Procedures. As soon as reasonably practicable after the Effective Time, Alteon will instruct the Exchange Agent to mail via First Class mail or a national courier service to each holder of record of a certificate or certificates which immediately prior to the Effective Time evidenced Alteon Preferred Stock, outstanding Shares or HaptoGuard Warrants (the “Certificates”) (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as Alteon, Genentech and HaptoGuard may agree and (ii) instructions to effect the surrender of the Certificates in exchange for the certificates evidencing shares of Alteon Common Stock and, in lieu of any fractional shares thereof, cash. Upon surrender of a Certificate for cancellation to the Exchange Agent together with such letter of transmittal, duly executed, and such other customary documents as may be required pursuant to such instructions, the holder of such Certificate shall be entitled to receive in exchange therefor, subject to the provisions of Section 1.7(k) hereof: (A) certificates evidencing that number of whole shares of Alteon Common Stock which such holder has the right to receive upon conversion of the Alteon Preferred Stock or in accordance with the Exchange Ratio in respect of the Shares or HaptoGuard Warrants formerly evidenced by such Certificate, (B) any dividends or other distributions to which such holder is entitled pursuant to Section 1.7(h), and (C) cash in lieu of fractional shares of Alteon Common Stock to which such holder is entitled pursuant to Section 1.7(i), and the Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of Shares or HaptoGuard Warrants which are not registered in the transfer records of HaptoGuard as of the Effective Time, Alteon Common Stock and cash may be issued and paid in accordance with this Article I to a transferee if the Certificate evidencing such Shares or HaptoGuard Warrants are presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer pursuant to this Section 1.9(b) and by evidence that any applicable stock transfer taxes (if applicable) have been paid. Until so surrendered, each outstanding Certificate that, prior to the Effective Time, represented Shares or HaptoGuard Warrants will be deemed from and after the Effective Time, for all corporate purposes, other than the payment of dividends, if any, to evidence the right to receive the number of full shares of Alteon Common Stock into which such Shares or HaptoGuard Warrants shall have been so converted and the right to receive an amount in cash in lieu of the issuance of any fractional shares in accordance with Section 1.7.
      (c) Distributions with Respect to Unexchanged Shares. No dividends or other distributions declared or made after the Effective Time, with respect to Alteon Common Stock with a record date after the Effective Time, shall be paid to the holder of any unsurrendered Certificate until the holder of such Certificate shall surrender such Certificate. Subject to applicable law, following surrender of any such Certificate, there shall be paid to the record holder of the certificates representing whole shares of Alteon Common Stock issued in exchange therefor, without interest, at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of Alteon Common Stock.
      (d) Transfers of Ownership. If any certificate for shares of Alteon Common Stock is to be issued in a name other than that in which the Certificate surrendered in exchange therefor is registered, it will be a condition of the issuance thereof that the Certificate so surrendered will be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange will have paid to Alteon or any person designated by it any transfer or other taxes (if applicable) required by reason of the issuance of a certificate for shares of Alteon Common Stock in any name other than that of the registered holder of the certificate surrendered, or established to the satisfaction of Alteon or any agent designated by it that such tax has been paid or is not payable.
      (e) No Liability. Notwithstanding anything to the contrary in this Section 1.9, neither Alteon nor HaptoGuard shall be liable to any holder of HaptoGuard Common Stock or Alteon Common Stock for any Merger Consideration (or dividends or distributions with respect thereto) delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.
      (f) Withholding Rights. The Resulting Corporation and the Exchange Agent shall be entitled to deduct and withhold from the Merger Consideration otherwise payable pursuant to this Agreement to any holder of Shares, such amounts as the Resulting Corporation or the Exchange Agent is required to deduct and withhold with respect to the making of such payment under the Code or any provision of state, local, provincial or foreign tax law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the Shares in respect of which such deduction and withholding was made by the Resulting Corporation or the Exchange Agent.
      1.10. STOCK TRANSFER BOOKS. At the Effective Time, the stock transfer books of Merger Sub and HaptoGuard shall be closed, and there shall be no further registration of transfers of Merger Sub common stock or HaptoGuard Common Stock thereafter on the records of Merger Sub or HaptoGuard, respectively.
      1.11. NO FURTHER OWNERSHIP RIGHTS IN ALTEON PREFERRED STOCK OR HAPTOGUARD COMMON STOCK. The portion of the Merger Consideration delivered upon the surrender for conversion of Alteon Preferred Stock or exchange of Shares in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such Alteon Preferred Stock or Shares, and there shall be no further registration of transfers on the records of the Surviving Corporation of Alteon Preferred Stock or Shares which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Article I.
      1.12. LOST, STOLEN OR DESTROYED CERTIFICATES. In the event any Certificates shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, such shares of Alteon Common Stock as may be required pursuant to Section 1.7; provided, however, that Alteon may, in its sole discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed Certificates to deliver a bond in such sum as may reasonably direct as indemnity against any claim that may be made against Alteon or the Exchange Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.
      1.13. TAX CONSEQUENCES. It is intended by the parties hereto that the Merger shall constitute a reorganization within the meaning of Section 368 of the Code. The parties hereto hereby adopt this Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.
      1.14. APPRAISAL RIGHTS. Notwithstanding anything in this Agreement to the contrary, Shares issued and outstanding immediately prior to the Effective Time and held by a HaptoGuard stockholder who has not voted in favor of the Merger, consented thereto in writing or otherwise contractually waived their rights to appraisal and who has complied with all of the relevant provisions of Section 262 of the Delaware Law, (a “Dissenting Shareholder”) shall not be converted into the right to receive the Merger Consideration provided in Section 1.9(b) hereof unless and until such holder fails to perfect or effectively withdraws or otherwise loses such holder’s right to appraisal under Delaware Law. A Dissenting Shareholder may receive payment of the fair value of the Shares issued and outstanding immediately prior to the Effective Time and held by such Dissenting Shareholder (“Dissenting Shares”) in accordance with the provisions of Delaware Law, provided that such Dissenting Shareholder complies with Section 262 of Delaware Law. At the Effective Time, all Dissenting Shares shall be cancelled and cease to exist and shall represent only the right to receive the fair value thereof in accordance with Delaware Law. If, after the Effective Time, any Dissenting Shareholder fails to perfect or effectively withdraws or otherwise loses such Dissenting Shareholder’s right to appraisal, such Dissenting Shareholder’s Dissenting Shares shall thereupon be treated as if they had been converted, as of the Effective Time, into the right to receive the Merger Consideration set forth in Section 1.9(b) hereof. HaptoGuard shall give Alteon (a) prompt notice of any written demands for appraisal, withdrawals of demands for appraisal and any other instruments served under Delaware Law and (b) the opportunity to participate in and direct all negotiations, proceedings or settlements with respect to demands for appraisal under Delaware Law. HaptoGuard shall not voluntarily make any payment with respect to any demands for appraisal and shall not, except with Alteon’s prior written consent, settle or offer to settle any such demands.
      1.15. TAKING OF NECESSARY ACTION; FURTHER ACTION. Each of Alteon, Merger Sub, and HaptoGuard in good faith will take all such commercially reasonable and lawful action as may be necessary or appropriate in order to effectuate the Merger in accordance with this Agreement as promptly as possible. If, at any time after the Effective Time, any such further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Resulting Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of HaptoGuard, the officers and directors of Merger Sub, and HaptoGuard are fully authorized in the name of the corporation or otherwise to take, and will take, all such lawful and necessary action.
      1.16. MATERIAL ADVERSE EFFECT. When used in this Agreement with respect to Alteon or HaptoGuard as the case may be, the term “Material Adverse Effect” means any change or effect that, individually or when taken together with all other such changes or effects that have occurred prior to the date of determination of the occurrence of the Material Adverse Effect, is or is reasonably likely to be materially adverse to the business, assets (including intangible assets), condition (financial or otherwise) or results of operations of Alteon or HaptoGuard as the case may be.
      1.17. COMMON STOCK RESERVE REQUIREMENT. During the period beginning on the date of this Agreement through the earlier to occur of the termination of this Agreement in accordance with ARTICLE VIII and the Effective Time, Genentech hereby waives any express or implied requirement of Alteon to reserve out of its authorized shares of Alteon Common Stock, a number of shares of Alteon Common Stock in an amount sufficient for the issuance of the shares of Alteon Common Stock issuable in the Financing; provided, however, that nothing herein shall be construed as a waiver of or otherwise interfere with Genentech’s right to convert shares of Alteon Preferred Stock it owns pursuant to Section 1.7(a) and/or Section 1.7(b).
ARTICLE II
REPRESENTATIONS AND WARRANTIES OF HAPTOGUARD AND THE STOCKHOLDERS
      HaptoGuard hereby represents and warrants to Alteon and Merger Sub (and to Genentech as to Sections 2.1 and 2.4) as follows, except as set forth in the written disclosure schedule delivered by HaptoGuard to Alteon (the “HaptoGuard Disclosure Schedule”). The HaptoGuard Disclosure Schedule shall be arranged in sections and subsections corresponding to the numbered and lettered sections and subsections contained in this Article II. Disclosure under one or more subsections shall constitute disclosure under other portions of the HaptoGuard Disclosure Schedule to the extent such disclosure is applicable to the other portions thereof. The inclusion of any information in the HaptoGuard Disclosure Schedule (or any update thereto) shall not be deemed to be an admission or acknowledgment, in and of itself, that such information is required by the terms hereof to be disclosed, is material, has resulted in or would result in a

Material Adverse Effect, or is outside the ordinary course of business. For purposes of this Agreement, the phrase “to the knowledge of HaptoGuard” or any phrase of similar import shall mean and be limited to the actual knowledge of the individuals set forth on Schedule 2.
      2.1. ORGANIZATION OF HAPTOGUARD. HaptoGuard is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power and authority to own, lease and operate its property and to carry on its business as now being conducted, and is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction in which the failure to be so qualified would reasonably be expected to have a Material Adverse Effect on HaptoGuard. HaptoGuard does not now have, nor has it had since the time of its incorporation, any subsidiaries. HaptoGuard has delivered or made available a true and correct copy of its Certificate of Incorporation and Bylaws, each as amended to date, to Alteon.
      2.2. CAPITAL STRUCTURE. As of the date hereof, the authorized capital stock of HaptoGuard consists of 100,000 shares of Common Stock, par value $.01 per share, of which there are 10,464 shares issued and outstanding, 1,518 shares of HaptoGuard Common Stock were reserved for issuance to holders of HaptoGuard Options upon their exercise, and 509 shares of HaptoGuard Common Stock were reserved for issuance to holders of HaptoGuard Warrants upon their exercise. No shares of capital stock are held in HaptoGuard’s treasury. All outstanding shares of HaptoGuard Common Stock are duly authorized, validly issued, fully paid and non-assessable and are not subject to preemptive rights created by statute, the Certificate of Incorporation or Bylaws of HaptoGuard or any agreement or document to which HaptoGuard is a party or by which it is bound, and were issued in compliance with all applicable federal and state securities laws. HaptoGuard has reserved an aggregate of 1,518 shares of Common Stock, net of exercises, for issuance to employees, consultants and non-employee directors pursuant to the HaptoGuard Stock Option Plan, under which options are outstanding for an aggregate of 800 shares. All shares of HaptoGuard Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, would be duly authorized, validly issued, fully paid and non-assessable. Section 2.2 of the HaptoGuard Disclosure Schedule lists each holder of HaptoGuard Common Stock, each outstanding option and warrant to acquire shares of HaptoGuard Common Stock, the name of the holder of such option or warrant, the number of shares subject to such option or warrant, the exercise price of such option or warrant, the number of shares as to which such option or warrant will have vested at such date, the vesting schedule and termination date of such option or warrant and whether the exercisability of such option or warrant will be accelerated in any way by the transactions contemplated by this Agreement or for any other reason, indicating the extent of acceleration, if any.
      2.3. OBLIGATIONS WITH RESPECT TO CAPITAL STOCK. Except as set forth in Section 2.2, there are no equity securities of any class of HaptoGuard, or any securities exchangeable or convertible into or exercisable for such equity securities, authorized, issued, reserved for issuance or outstanding. Except as set forth in Section 2.2, there are no options, warrants, equity securities, calls, rights (including preemptive rights), commitments or agreements of any character to which HaptoGuard is a party or by which it is bound obligating HaptoGuard to issue, deliver or sell, or cause to be issued, delivered or sold, or to repurchase, redeem or otherwise acquire, or cause the repurchase, redemption or acquisition of, any shares of capital stock of HaptoGuard or obligating HaptoGuard to grant, extend, accelerate the vesting of or enter into any such option, warrant, equity security, call, right, commitment or agreement. There are no registration rights and, to the knowledge of HaptoGuard, there are no voting trusts, proxies or other agreements or understandings with respect to any equity security of any class of HaptoGuard.
      2.4. AUTHORITY.
      (a) HaptoGuard has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of HaptoGuard, subject only to the approval of the Merger by HaptoGuard’s stockholders as contemplated in Section 6.2 and the filing, and acceptance of the Certificate of Merger pursuant to Delaware Law. This Agreement has been duly executed and delivered by HaptoGuard and, assuming the due authorization, execution and delivery by the other parties hereto, constitutes the valid and binding obligation of HaptoGuard, is enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy and other similar laws and by general principles of equity. The execution and delivery of this Agreement does not, and the performance of this Agreement will not, (i) conflict with or violate the Certificate of Incorporation or Bylaws of HaptoGuard, (ii) except as would not reasonably be expected to have a Material Adverse Effect, subject to obtaining the approval of HaptoGuard’s stockholders of the Merger as contemplated in Section 6.2 and compliance with the requirements set forth in Section 2.4(b) below, conflict with or violate any law, rule, regulation, order, judgment or decree applicable to HaptoGuard or by which its property is bound or affected, or (iii) except as would not reasonably be expected to have a Material Adverse Effect, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair HaptoGuard’s rights or alter the rights of obligations of any third party under, or give to others any rights of termination or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of HaptoGuard pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which HaptoGuard is a party. Section 2.4 of the HaptoGuard Disclosure Schedule lists all material consents, waivers and approvals under any of HaptoGuard’s agreements, contracts, licenses or leases required to be obtained in connection with the consummation of the transactions contemplated hereby.
      (b) No consent, approval, license, permit, registration, waiver, qualification, order or authorization, or registration, declaration or filing, with or of, as appropriate (“Approval”) of any individual, corporation or other entity (“Person”) any court, administrative agency or commission or other governmental authority or instrumentality (“Governmental Entity”) is required by or with respect to HaptoGuard in connection with the execution and delivery of this Agreement or any related agreements required to be executed by this Agreement or the consummation of the transactions contemplated hereby and thereby, except for (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, (ii) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal and state securities laws and the laws of any foreign country and (iii) such other Approvals which, if not obtained or made, would not reasonably be expected to have a Material Adverse Effect on HaptoGuard or would not reasonably be expected to have a material adverse effect on the ability of the parties to consummate the Merger.
      2.5. HAPTOGUARD FINANCIAL STATEMENTS. The audited consolidated financial statements (including any related notes thereto) representing the financial condition of HaptoGuard as of December 31, 2005 and the unaudited financial statements (including the notes thereto) representing the financial condition of HaptoGuard as of September 30, 2005 (collectively, the “HaptoGuard Financials”), including any quarterly financial statements (including any related notes thereto) (x) were prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto and (y) fairly presented the financial position of HaptoGuard as at the respective dates thereof and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not, or are not expected to be, material in amount, and did not or will not contain footnotes. The balance sheet of HaptoGuard as of December 31, 2004 is hereinafter referred to as the “HaptoGuard Balance Sheet.” Except as disclosed in the HaptoGuard Financials, HaptoGuard has no liabilities (absolute, accrued, contingent or otherwise) of a nature required to be disclosed on a balance sheet prepared in accordance with GAAP which are, individually or in the aggregate, material to the business, results of operations or financial condition of HaptoGuard, except liabilities (i) provided for in the HaptoGuard Balance Sheet, or (ii) incurred since the date of the HaptoGuard Balance Sheet in the ordinary course of business consistent with either past practices in both type and amount.
      2.6. ABSENCE OF CERTAIN CHANGES OR EVENTS. Since the date of the HaptoGuard Balance Sheet through the date of this Agreement, HaptoGuard has conducted its business only in the ordinary course of business consistent with past practice, and there has not been: (i) any event that has had, or that would be reasonably expected to result in, a Material Adverse Effect on HaptoGuard, (ii) any material change by HaptoGuard in its accounting methods, principles or practices, except as required by concurrent changes in

GAAP, (iii) any revaluation by HaptoGuard of any of its assets having a Material Adverse Effect on HaptoGuard, including, without limitation, writing down the value of capitalized software or inventory or writing off notes or accounts receivable other than in the ordinary course of business, or (iv) any other action, event or occurrence that would have required the consent of Alteon pursuant to Section 5.1 of this Agreement had such action, event or occurrence taken place after the execution and delivery of this Agreement.
      2.7. TAXES. HaptoGuard has prepared and timely filed all returns, declarations, reports, statements, information statements and other documents filed or required to be filed (“Tax Returns”) with respect to any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities, including, without limitation, taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts and any obligations under any agreements or arrangements with any other person with respect to such amounts and including any liability for taxes of a predecessor entity concerning or attributable to HaptoGuard or to its operations (“HaptoGuard Taxes”), and all such Tax Returns are true, complete and correct in all material respects. Copies of all such returns have been delivered to Alteon.
      In addition:

(a) HaptoGuard: (i) has paid all HaptoGuard Taxes it is obligated to pay as reflected on the Tax Returns or otherwise; and (ii) has withheld all federal, state, local and foreign HaptoGuard Taxes required to be withheld with respect to its employees or otherwise.

(b) There is no HaptoGuard Tax deficiency outstanding, proposed or assessed against HaptoGuard that is not accurately reflected as a liability on the HaptoGuard Balance Sheet, nor has HaptoGuard executed any waiver of any statute of limitations on or extending the period for the assessment or collection of any HaptoGuard Tax.

(c) HaptoGuard does not have any liability for unpaid HaptoGuard Taxes that has not been properly accrued for under GAAP and reserved for on the HaptoGuard Balance Sheet, whether asserted or unasserted, contingent or otherwise.

(d) HaptoGuard is not a party to any agreement, plan, arrangement or other contract covering any employee or independent contractor or former employee or independent contractor that, individually or collectively with any other such contracts, would reasonably be expected to give rise directly or indirectly to the payment of any amount that would not be deductible pursuant to Section 280G or Section 162(m) of the Code (or any comparable provision of state or foreign tax laws).

(e) HaptoGuard is not, nor has ever been, a party to or bound by any tax indemnity agreement, tax sharing agreement, tax allocation agreement or similar contract or agreement.
      2.8. INTELLECTUAL PROPERTY.
      (a) HaptoGuard owns, or has the right to use, sell or license, and has the right to bring actions for the infringement of, all intellectual property utilized in its business as presently conducted, which intellectual property is listed on Section 2.8 of the HaptoGuard Disclosure Schedule (such intellectual property and the rights thereto are collectively referred to herein as the “HaptoGuard IP Rights”), except for any failure to own or have the right to use, sell or license that would not reasonably be expected to have a Material Adverse Effect on HaptoGuard.
      (b) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not constitute a breach of any instrument or agreement governing any HaptoGuard IP Rights (the “HaptoGuard IP Rights Agreements”), will not cause the forfeiture or termination or give rise to a right of forfeiture or termination of any HaptoGuard IP Rights or impair the right of HaptoGuard or the Surviving Corporation to use, sell or license any HaptoGuard IP Rights or portion thereof in accordance with the terms of the applicable HaptoGuard IP Rights Agreement, except for the occurrence of any such breach, forfeiture, termination or impairment that would not individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect on HaptoGuard. Each of the

HaptoGuard IP Rights Agreements is binding on HaptoGuard in accordance with its terms and in full force and effect; (ii) HaptoGuard has not received any written notice of termination or cancellation under such agreement, or received any written notice of breach or default under such agreement, which breach has not been cured or waived; and (iii) HaptoGuard, and to the knowledge of HaptoGuard, any other party to such agreement, is not in breach or default thereof in any material respect.
      (c) (i) Neither the manufacture, marketing, license, sale or the current use of any HaptoGuard IP Rights by HaptoGuard violates any license or written agreement between HaptoGuard and any third party or, to the knowledge of HaptoGuard, infringes any intellectual property right of any other party; (ii) to the knowledge of HaptoGuard, no third party is infringing upon, or violating any license or agreement with HaptoGuard relating to any HaptoGuard IP Rights; and (iii) to the knowledge of HaptoGuard, there is no pending or threatened claim or litigation contesting the validity, ownership or right to use, sell, license or dispose of any HaptoGuard IP Rights, nor has HaptoGuard received any written notice asserting that any HaptoGuard IP Rights or the proposed use, sale, license or disposition thereof conflicts or will conflict with the rights of any other party.
      (d) HaptoGuard has used reasonable efforts to maintain its material trade secrets in confidence, including entering into licenses and contracts that generally require licensees, contractors and other third persons with access to such trade secrets to keep such trade secrets confidential.
      2.9. COMPLIANCE; PERMITS; RESTRICTIONS.
      (a) HaptoGuard is not in conflict with, or in default or violation of (i) any law, rule, regulation, order, judgment or decree applicable to HaptoGuard or by which its properties is bound or affected, or (ii) any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which HaptoGuard is a party or by which HaptoGuard or its property is bound or affected, except for any conflicts, defaults or violations which would not reasonably be expected to have a Material Adverse Effect on HaptoGuard. No investigation or review by any governmental or regulatory body or authority is pending or, to the knowledge of HaptoGuard, threatened against HaptoGuard, nor has any governmental or regulatory body or authority indicated to HaptoGuard an intention to conduct the same.
      (b) HaptoGuard holds all material permits, licenses, variances, exemptions, orders and approvals from governmental authorities which are necessary to the operation of the business of HaptoGuard (collectively, the “HaptoGuard Permits”). HaptoGuard is in compliance with the terms of the HaptoGuard Permits, except where the failure to so comply would not reasonably be expected to have a Material Adverse Effect on HaptoGuard. No action, proceeding, revocation proceeding, amendment procedure, writ, injunction or claim is pending or, to the knowledge of HaptoGuard, threatened, which seeks to revoke or limit any HaptoGuard Permit A true, complete and correct list of the material HaptoGuard Permits is set forth in Section 2.9(b) of the HaptoGuard Disclosure Schedule. The rights and benefits of each material HaptoGuard Permit will be available to the Surviving Corporation immediately after the Effective Time on terms substantially identical to those enjoyed by HaptoGuard immediately prior to the Effective Time.
      (c) All biological and drug products that are manufactured, distributed or developed by or on behalf of HaptoGuard (“HaptoGuard Pharmaceutical Products”) that are subject to the jurisdiction of the Food and Drug Administration (“FDA”) are being manufactured, labeled, stored, tested, distributed, and marketed in compliance in all material respects with all applicable requirements under the Federal Food, Drug, and Cosmetic Act (“FDCA”), the Public Health Service Act, their applicable implementing regulations, and all comparable state laws and regulations.
      (d) All clinical trials conducted by or on behalf of HaptoGuard have been, and are being conducted in material compliance with the applicable requirements of Good Clinical Practice, Informed Consent, and all applicable requirements relating to protection of human subjects contained in 21 CFR Parts 50, 54, and 56.
      (e) All manufacturing operations for drug products conducted by or for the benefit of HaptoGuard have been and are being conducted in accordance, in all material respects, with the FDA’s current Good Manufacturing Practices for drug and biological products. In addition, HaptoGuard is in material compliance with all applicable registration and listing requirements set forth in 21 U.S.C. Section 360 and 21 CFR Part 207 and all similar applicable laws and regulations.
      (f) Neither HaptoGuard nor any representative of HaptoGuard, nor to the knowledge of HaptoGuard, any of its licensees or assignees of HaptoGuard IP Rights has received any notice that the FDA or any other Governmental Entity has initiated, or threatened to initiate, any action to suspend any clinical trial, suspend or terminate any Investigational New Drug Application sponsored by HaptoGuard or otherwise restrict the preclinical research on or clinical study of any HaptoGuard Pharmaceutical Product or any biological or drug product being developed by any licensee or assignee of HaptoGuard IP Rights based on such intellectual property, or to recall, suspend or otherwise restrict the manufacture of any HaptoGuard Pharmaceutical Product.
      (g) Neither HaptoGuard nor, to the knowledge of HaptoGuard, any of its officers, key employees, agents or clinical investigators acting for HaptoGuard, has committed any act, made any statement or failed to make any statement that would reasonably be expected to provide a basis for the FDA to invoke its policy with respect to “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereof. Additionally, neither HaptoGuard, nor to the knowledge of HaptoGuard, any officer, key employee or agent of HaptoGuard has been convicted of any crime or engaged in any conduct that would reasonably be expected to result in (i) debarment under 21 U.S.C. Section 335a or any similar state law or (ii) exclusion under 42 U.S.C. Section 1320a-7 or any similar state law or regulation.
      (h) All animal studies or other preclinical tests performed or as the basis for any regulatory approval required for the HaptoGuard Pharmaceutical Products (1) either (x) have been conducted in accordance, in all material respects, with applicable Good Laboratory Practice requirements contained in 21 CFR Part 58, or (y) were not required to be conducted in accordance with Good Laboratory Practice requirements contained in 21 CFR Part 58 and (2) have employed the procedures and controls generally used by qualified experts in animal or preclinical study of products comparable to those being developed by HaptoGuard.
      (i) HaptoGuard has made available to Alteon copies of any and all written notices of inspectional observations, establishment inspection reports and any other documents received from the FDA, that indicate or suggest lack of compliance with the regulatory requirements of the FDA. HaptoGuard has made available to Alteon for review all correspondence to or from the FDA, minutes of meetings, written reports of phone conversations, visits or other contact with the FDA, notices of inspectional observations, establishment inspection reports, and all other documents concerning communications to or from the FDA, or prepared by the FDA or which bear in any way on HaptoGuard’s compliance with regulatory requirements of the FDA, or on the likelihood of timing of approval of any HaptoGuard Pharmaceutical Products.
      (j) There are no proceedings pending with respect to a violation by HaptoGuard of the FDCA, FDA regulations adopted thereunder, the Controlled Substance Act or any other legislation or regulation promulgated by any other United States governmental entity.
      2.10. LITIGATION. As of the date of this Agreement, there is no action, suit, proceeding, claim, arbitration or investigation pending, or as to which HaptoGuard has received any written notice of assertion, nor, to the knowledge of HaptoGuard, is there any threatened action, suit, proceeding, claim for arbitration or investigation against HaptoGuard.
      2.11. BROKERS’ AND FINDERS’ FEES. HaptoGuard has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.
      2.12. EMPLOYEE BENEFIT PLANS.
      (a) Section 2.12(a) of the HaptoGuard Disclosure Schedule lists all written and describes all non-written employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) and all bonus, stock or other security option, stock or other security purchase, stock or other security appreciation rights, incentive, deferred compensation, retirement or supplemental retirement, profit sharing, severance, golden parachute, vacation, cafeteria, dependent care, medical care, employee assistance program, education or tuition assistance programs, insurance and other similar fringe or employee benefit plans, programs or arrangements, and any current or former employment or executive compensation or severance agreements, written or otherwise, which are currently sponsored, maintained, contributed to or entered into for the benefit of, or relating to, any present or former employee or director of HaptoGuard, or any trade or business (whether or not incorporated) which is a member of a controlled group or which is under common control with HaptoGuard within the meaning of Section 414 of the Code (an “ERISA Affiliate”), whether or not such plan is terminated (collectively, the “HaptoGuard Employee Plans”).
      (b) With respect to each HaptoGuard Employee Plan, HaptoGuard has provided to Alteon a true and complete copy of, to the extent applicable, (i) such HaptoGuard Employee Plan, (ii) the three (3) most recent annual reports (Form 5500) as filed with the United States Internal Revenue Service (the “IRS”), (iii) each trust agreement related to such HaptoGuard Employee Plan, (iv) the most recent summary plan description for each HaptoGuard Employee Plan for which such description is required, along with all summaries of material modifications, amendments, resolutions and all other material plan documentation related thereto, (v) the most recent actuarial report relating to any HaptoGuard Employee Plan subject to Title IV of ERISA and (vi) the most recent IRS determination letter issued with respect to any HaptoGuard Employee Plan.
      (c) There has been no “prohibited transaction,” as such term is defined in Section 406 of ERISA and Section 4975 of the Code, with respect to any HaptoGuard Employee Plan; there are no actions or claims pending (other than routine claims for benefits) or threatened against any HaptoGuard Employee Plan or against the assets of any HaptoGuard Employee Plan, nor are there any current or threatened encumbrances or liens on the assets of any HaptoGuard Employee Plan. Each HaptoGuard Employee Plan which is intended to be qualified under Section 401(a) of the Code has received a favorable determination for the IRS covering the provisions of the Tax Reform Act of 1986 and GUST stating that such HaptoGuard Employee Plan is so qualified and nothing has occurred since the date of such letter that could reasonably be expected to affect the qualified status of such plan. Each HaptoGuard Employee Plan has been operated in all material respects in accordance with its terms and the requirements of all applicable law.
      (d) No HaptoGuard Employee Plan is an “employee pension benefit plan” (within the meaning of Section 3(2) of ERISA) subject to Title IV of ERISA, and neither HaptoGuard nor any ERISA Affiliate has ever maintained, contributed to or partially or fully withdrawn from any such plan. No HaptoGuard Employee Plan is a Multiemployer Plan or “single-employer plan under multiple controlled groups” as described in Section 4063 of ERISA, and neither HaptoGuard nor any ERISA Affiliate has ever contributed to or had an obligation to contribute, or incurred any liability in respect of a contribution, to any Multiemployer Plan. No HaptoGuard Employee Plan is a “multiple employer plan” within the meaning of Section 413(c) of the Code or Section 3(40) of ERISA.
      (e) With respect to the employees and former employees of HaptoGuard, there are no employee post-retirement medical or health plans or agreements in effect, except as required by Section 4980B of the Code. No tax under Section 4980B or Section 4980D of the Code has been incurred in respect of any HaptoGuard Employee Plan that is a group health plan, as defined in Section 5000(b)(l) of the Code.
      2.13. ABSENCE OF LIENS AND ENCUMBRANCES; CONDITION OF EQUIPMENT.
      HaptoGuard has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all material tangible properties and assets, real, personal and mixed, necessary for use in its business, free and clear of any liens or encumbrances except as reflected in the HaptoGuard Financials and except for (a) liens for taxes not yet due and payable; (b) liens which secure a payment not yet due that arises, and is customarily discharged, in the ordinary course of HaptoGuard’s business; (c) any other liens or imperfections in HaptoGuard’s title to any of its assets that, individually and in the aggregate, are not material in character or amount and do not and would not reasonably be expected to materially detract from the value or materially interfere with the existing use of any of the assets; (d) liens on goods in transit incurred in the ordinary course of business, (e) liens for HaptoGuard Taxes which are being contested in good faith and by appropriate proceedings, (f) liens relating to capitalized lease financings or purchase money financings that have been entered into in the ordinary course of business, (g) liens arising solely by the action of Alteon and (h) with respect to the real property leased or used by HaptoGuard (A) easements, quasi-easements, licenses, covenants, rights-of-way, and other similar restrictions, including without limitation any other agreements, conditions or restrictions, in each case, which are a matter of public record and (B) zoning, building and other similar restrictions pursuant to applicable laws (collectively, (a) through (h) are referred to as “Permitted Liens”). Each of the material tangible assets is in a good state of maintenance and repair, and in good operating condition (subject to normal wear and tear) and is suitable for the purposes for which it presently is used.
      2.14. ENVIRONMENTAL MATTERS.
      (a) Hazardous Material. No underground storage tanks and no amount of any substance that has been designated by any Governmental Entity or by applicable federal, state or local law, to be radioactive, toxic, hazardous or otherwise a danger to health or the environment, including, without limitation, PCBs, asbestos, petroleum, urea-formaldehyde and all substances listed as hazardous substances pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or defined as a hazardous waste pursuant to the United States Resource Conservation and Recovery Act of 1976, as amended, and the regulations promulgated pursuant to said laws, but excluding office and janitorial supplies (a “Hazardous Material”), are present, as a result of the deliberate actions of HaptoGuard, or, to HaptoGuard’s knowledge, as a result of any actions of any third party or otherwise, in, on or under any property, including the land and the improvements, ground water and surface water thereof, that HaptoGuard has at any time owned, operated, occupied or leased.
      (b) Hazardous Material Activities. Except as would not reasonably be expected to have a Material Adverse Effect on HaptoGuard, HaptoGuard has not transported, stored, used, manufactured, disposed of, released or exposed its employees or others to Hazardous Materials in violation of any law in effect on or before the date hereof, nor has HaptoGuard disposed of, transported, sold, or manufactured any product containing a Hazardous Material (collectively, “Hazardous Material Activities”) in violation of any rule, regulation, treaty or statute promulgated by any Governmental Entity in effect prior to or as of the date hereof to prohibit, regulate or control Hazardous Materials or any Hazardous Material Activity.
      (c) Permits. To the extent required by applicable environmental, health and safety laws, HaptoGuard currently holds all environmental approvals, permits, licenses, clearances and consents (the “HaptoGuard Environmental Permits”) necessary for the conduct of HaptoGuard’s Hazardous Material Activities and other businesses of HaptoGuard as such activities and businesses are currently being conducted, except where the failure to so hold would not reasonably be expected to have a Material Adverse Effect on HaptoGuard.
      (d) Environmental Liabilities. No material action, proceeding, revocation proceeding, amendment procedure, writ, injunction or claim is pending, or to the knowledge of HaptoGuard, threatened concerning any HaptoGuard Environmental Permit, Hazardous Material or any Hazardous Material Activity of HaptoGuard.
      2.15. LABOR MATTERS.
      (a) Section 2.15(a) of the HaptoGuard Disclosure Schedule sets forth a true, complete and correct list of all employees of HaptoGuard along with their position and actual annual rate of compensation. All employees have entered into nondisclosure and assignment of inventions agreements with HaptoGuard, true, complete and correct copies of which have previously been made available to Alteon. To the knowledge of HaptoGuard, no employee of HaptoGuard is in violation of any term of any patent disclosure agreement, non-competition agreement, or any restrictive covenant (i) to HaptoGuard, or (ii) to a former employer relating to the right of any such employee to be employed because of the nature of the business conducted by HaptoGuard or to the use of trade secrets or proprietary information of others. No key employee or group of employees has threatened to terminate employment with HaptoGuard nor, to the knowledge of HaptoGuard (which, for purposes of this representation only, shall mean actual knowledge), has plans to terminate such employment. Key employees are listed in Schedule 3.

      (b) HaptoGuard is not a party to or bound by any collective bargaining agreement, nor has it experienced any strikes, grievances, claims of unfair labor practices or other collective bargaining disputes.
      (c) Except as disclosed in Section 2.15(c) of the HaptoGuard Disclosure Schedule, HaptoGuard is not a party to any written or oral: (i) agreement with any current or former employee the benefits of which are contingent upon, or the terms of which will be materially altered by, the consummation of the Merger or other transactions contemplated by this Agreement; (ii) agreement with any current or former employee of HaptoGuard providing any term of employment or compensation guarantee extending for a period longer than one year from the date hereof or for the payment of compensation in excess of $100,000 per annum; or (iii) agreement or plan the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, upon the consummation of the Merger.
      2.16. AGREEMENTS, CONTRACTS AND COMMITMENTS. HaptoGuard is not a party to or bound by:

(a) any bonus, deferred compensation, incentive compensation, pension, profit-sharing or retirement plans, or any other employee benefit plans or arrangements;

(b) any employment or consulting agreement, contract or commitment with any officer or director level employee, not terminable by HaptoGuard on thirty (30) days notice without liability, except to the extent general principles of wrongful termination law may limit HaptoGuard’s ability to terminate employees at will;

(c) any agreement or plan, including, without limitation, any stock option plan, stock appreciation right plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement;

(d) any agreement of indemnification or guaranty not entered into in the ordinary course of business other than indemnification agreements between HaptoGuard and any of its officers or directors;

(e) any agreement, contract or commitment containing any covenant limiting the freedom of HaptoGuard to engage in any line of business or compete with any person;

(f) any agreement, contract or commitment relating to capital expenditures and involving future obligations in excess of $50,000 and not cancelable without penalty;

(g) any agreement, contract or commitment currently in force relating to the disposition or acquisition of assets not in the ordinary course of business or any ownership interest in any corporation, partnership, joint venture or other business enterprise;

(h) any mortgages, indentures, loans or credit agreements, security agreements or other agreements or instruments relating to the borrowing of money or extension of credit in excess of $50,000;

(i) any joint marketing or development agreement;

(j) any distribution agreement (identifying any that contain exclusivity provisions); or

(k) any other agreement, contract or commitment (excluding real and personal property leases) which involve payment by HaptoGuard under any such agreement, contract or commitment of $100,000 or more in the aggregate and is not cancelable without penalty within thirty (30) days.
HaptoGuard has not, nor to HaptoGuard’s knowledge has any other party to a HaptoGuard Contract (as defined below), breached, violated or defaulted under, or received notice that it has breached, violated or defaulted under, any of the terms or conditions of any of the agreements, contracts or commitments to which HaptoGuard is a party or by which it is bound of the type described in clauses (a) through (k) above (any such agreement, contract or commitment, a “HaptoGuard Contract”) except where such breach, violation or default would reasonably be expected to have a Material Adverse Effect. As to HaptoGuard, each

HaptoGuard Contract is valid, binding, enforceable and in full force and effect, except as enforceability may be limited by bankruptcy and other similar laws and by general principles of equity.
      2.17. CHANGE OF CONTROL PAYMENTS. Section 2.17 of the HaptoGuard Disclosure Schedule sets forth each plan or agreement pursuant to which all material amounts may become payable (whether currently or in the future) to current or former officers and directors of HaptoGuard as a result of or in connection with the Merger.
      2.18. PROXY STATEMENT. The information to be supplied by HaptoGuard for inclusion in the proxy statement to be sent in connection with the meeting of Alteon’s stockholders to consider the approval of this Agreement and the issuance of shares of Alteon Common Stock pursuant to the terms of the Merger (the “Alteon Stockholders’ Meeting”) (such proxy statement as amended or supplemented is referred to herein as the “Proxy Statement”) shall not, on the date the Proxy Statement is first mailed to Alteon’s stockholders, and at the time of the Alteon Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Alteon Stockholders’ Meeting which has become false or misleading. If at any time prior to the Effective Time, any event relating to HaptoGuard or any of its affiliates, officers or directors should be discovered by HaptoGuard which should be set forth in an amendment or a supplement to the Proxy Statement, HaptoGuard shall promptly inform Alteon. Notwithstanding the foregoing, HaptoGuard makes no representation or warranty with respect to any information supplied by Alteon which is contained in any of the foregoing documents.
      2.19. BOARD APPROVAL. The Board of Directors of HaptoGuard has, as of the date of this Agreement, determined (i) that the Merger is fair to, and in the best interests of HaptoGuard and its stockholders, and (ii) to recommend that the stockholders of HaptoGuard approve this Agreement.
      2.20. BOOKS AND RECORDS. The minute books of HaptoGuard made available to counsel for Alteon are the only minute books of HaptoGuard and contain all of the minutes of meetings of directors (or committees thereof) and stockholders or actions by written consent since the time of incorporation of HaptoGuard, as the case may be. The books and records of HaptoGuard accurately reflect in all material respects the assets, liabilities, business, financial condition and results of operations of HaptoGuard and have been maintained in accordance with good business and bookkeeping practices.
      2.21. RESTRICTIONS ON BUSINESS ACTIVITIES. Other than as contemplated by this Agreement, there is no agreement, judgment, injunction, order or decree binding upon or otherwise applicable to HaptoGuard which has, or would reasonably be expected to have, the effect of prohibiting or materially impairing (i) any current business practice of HaptoGuard; or (ii) any acquisition of any Person or property by HaptoGuard.
      2.22. REAL PROPERTY LEASES. Section 2.22 of the HaptoGuard Disclosure Schedule sets forth all real property leases or subleases to or by HaptoGuard, including the term of such lease, any extension and expansion options and the rent payable under it. HaptoGuard has delivered to Alteon true, complete and correct copies of the leases and subleases (as amended to date) listed in Section 2.22 of the HaptoGuard Disclosure Schedule. With respect to each lease and sublease listed in Section 2.22 of the HaptoGuard Disclosure Schedule:

(a) As to HaptoGuard, the lease or sublease is legal, valid, binding, enforceable and in full force and effect, except as enforceability may be limited by bankruptcy and other similar laws and by general principles of equity;

(b) HaptoGuard is not in breach or violation of, or default under, any such lease or sublease, and no event has occurred, is pending or, to the knowledge of HaptoGuard, is threatened, which, after the giving of notice, with lapse of time, or otherwise, would constitute a breach or default by HaptoGuard or, to the knowledge of HaptoGuard, any other party under such lease or sublease, except as would not reasonably be expected to have a Material Adverse Effect;

(c) HaptoGuard has not assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest in any lease or sublease except in the ordinary course of business; and

(d) there are no liens, easements, covenants or other restrictions applicable to the real property subject to such lease, except for Permitted Liens.
      2.23. INSURANCE.
      (a) Section 2.23(a) of the HaptoGuard Disclosure Schedule sets forth each insurance policy (including fire, theft, casualty, general liability, workers compensation, business interruption, environmental, product liability and automobile insurance policies and bond and surety arrangements) to which HaptoGuard is a party (the “Insurance Policies”). The Insurance Policies are in full force and effect, maintained with reputable companies against loss relating to the business, operations and properties and such other risks as companies engaged in similar business as HaptoGuard would, in accordance with good business practice, customarily insure. All premiums due and payable under the Insurance Policies have been paid on a timely basis and, as to HaptoGuard, HaptoGuard is in compliance in all material respects with all other terms thereof. True, complete and correct copies of the Insurance Policies have been made available to Alteon.
      (b) There are no material claims pending as to which coverage has been questioned, denied or disputed. All material claims thereunder have been filed in a due and timely fashion and HaptoGuard has not been refused insurance for which it has applied or had any policy of insurance terminated (other than at its request), nor has HaptoGuard received notice from any insurance carrier that: (i) such insurance will be canceled or that coverage thereunder will be reduced or eliminated; or (ii) premium costs with respect to such insurance will be increased, other than premium increases in the ordinary course of business applicable on their terms to all holders of similar policies.
      2.24. ACCOUNTS RECEIVABLE. All accounts receivable of HaptoGuard reflected on the HaptoGuard Balance Sheet represent valid obligations of customers and other account debtors of HaptoGuard arising from bona fide transactions entered into in the ordinary course of business. All accounts receivable of HaptoGuard that have arisen since the HaptoGuard Balance Sheet Date represent valid obligations of customers and other account debtors of HaptoGuard arising from bona fide transactions entered into in the ordinary course of business.
      2.25. CERTAIN BUSINESS PRACTICES. Neither HaptoGuard nor, to the knowledge of HaptoGuard, any director, officer, employee or agent of HaptoGuard has: (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful payments relating to political activity; (ii) made any unlawful payment to any foreign or domestic government official or employee or to any foreign or domestic political party or campaign or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iii) made any other unlawful payment.
      2.26. SUPPLIERS; EFFECT OF TRANSACTION.
      (a) Section 2.26(a) of the HaptoGuard Disclosure Schedule sets forth a true, complete and correct list of each supplier that is the sole supplier of any material product or service to HaptoGuard. Since the HaptoGuard Balance Sheet Date, there has not been: (A) any materially adverse change in the business relationship of HaptoGuard with any supplier named in the HaptoGuard Disclosure Schedule; or (B) any change in any material term (including credit terms) of the sales agreements or related agreements with any supplier named in the HaptoGuard Disclosure Schedule.
      (b) To the knowledge of HaptoGuard, no creditor, supplier, employee, client, customer or other Person having a material business relationship with HaptoGuard has informed HaptoGuard that such Person intends to materially change its relationship with HaptoGuard because of the transactions contemplated by this Agreement or otherwise.
      2.27. GOVERNMENT CONTRACTS. HaptoGuard has not been suspended or debarred from bidding on contracts with any governmental authority, and no such suspension or debarment has been initiated or threatened. The consummation of the Merger and other transactions contemplated by this Agreement will not result in any such suspension or debarment of HaptoGuard.

      2.28. INTERESTED PARTY TRANSACTIONS. As of the date hereof, no Affiliate of HaptoGuard (a) owns any property or right, tangible or intangible, which is used in the business of HaptoGuard, (b) has any claim or cause of action against HaptoGuard, or (c) owes any money to, or is owed any money by, HaptoGuard. Section 2.28 of the HaptoGuard Disclosure Schedule describes any material transactions or relationships between HaptoGuard and any Affiliate thereof which have occurred or existed since HaptoGuard’s inception through the date of this Agreement other than investments made with respect to HaptoGuard’s equity securities.
      2.29. DISCLOSURE. None of the representations or warranties of HaptoGuard contained herein and none of the information contained in the HaptoGuard Disclosure Schedule is false or misleading in any material respect or omits to state a fact herein or therein necessary to make the statements herein or therein, in light of the circumstance in which they were made, not misleading in any material respect.
      2.30. VOTING REQUIREMENTS. The affirmative vote of the holders of [a majority of the voting power of the outstanding capital stock are the only votes of the holders of any] HaptoGuard capital stock necessary to approve and adopt this Agreement and the transactions contemplated hereby.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF ALTEON AND MERGER SUB
      Alteon and Merger Sub hereby jointly and severally represent and warrant to HaptoGuard (and to Genentech as to Sections 3.1, 3.2, 3.3, 3.4 and 3.5) as follows, except as set forth in the written disclosure schedule delivered by Alteon to HaptoGuard (the “Alteon Disclosure Schedule”). The Alteon Disclosure Schedule shall be arranged in sections and subsections corresponding to the numbered and lettered sections and subsections contained in this Article III. Disclosure under one or more subsections shall constitute disclosure under other portions of the Alteon Disclosure Schedule to the extent such disclosure is applicable to the other portions thereof. The inclusion of any information in the Alteon Disclosure Schedule (or any update thereto) shall not be deemed to be an admission or acknowledgment, in and of itself, that such information is required by the terms hereof to be disclosed, is material, has resulted in or would result in a Material Adverse Effect, or is outside the ordinary course of business. For purposes of this Agreement, the phrase “to the knowledge of Alteon” or any phrase of similar import shall mean and be limited to the actual knowledge of the individuals set forth on Schedule 4.
      3.1. ORGANIZATION OF ALTEON AND MERGER SUB. Each of Alteon and Merger Sub (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (b) has all requisite corporate power and authority to own, lease and operate its property and to carry on its business as now being conducted and as proposed to be conducted, and (c) is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction in which the failure to be so qualified would have a Material Adverse Effect on Alteon or Merger Sub, respectively. Each of Alteon and Merger Sub has delivered or made available a true and correct copy of its respective Certificate of Incorporation and Bylaws, each as amended to date, as applicable, to counsel for HaptoGuard.
      3.2. OWNERSHIP OF MERGER SUB; NO PRIOR ACTIVITIES. Merger Sub is a direct, wholly-owned subsidiary of Alteon and at the Effective Time will cease to exist pursuant to Section 1.1(a). Merger Sub was formed in connection with the transactions contemplated by this Agreement and has engaged in no business activity other than in connection with the transactions contemplated by this Agreement.
      3.3. ALTEON AND MERGER SUB CAPITAL STRUCTURE. The authorized capital stock of Alteon consists of 300,000,000 shares of Alteon Common Stock, of which there are 57,996,711 shares issued and outstanding as of December 31, 2005 and 1,993,329 shares of Alteon Preferred Stock, of which approximately 1,389 shares of Series G Preferred Stock and approximately 4,172 shares of Series H Preferred Stock are issued and outstanding. All outstanding shares of the Alteon Common Stock and the Alteon Preferred Stock are duly authorized, validly issued, fully paid and non-assessable and are not subject to preemptive rights created by statute, the Certificate of Incorporation or Bylaws of Alteon or any agreement or document to which Alteon is a party or by which it is bound. Alteon has reserved an aggregate of 11,294,643 shares of

Alteon Common Stock, net of exercises, for issuance to employees, consultants and non-employee directors pursuant to Alteon’s Amended and Restated 1987 Stock Option Plan, Amended 1995 Stock Option Plan and 2005 Stock Plan (collectively, the “Alteon Stock Option Plan”), under which options are outstanding for 6.486,665 shares. All shares of the Alteon Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, would be duly authorized, validly issued, fully paid and nonassessable.
      3.4. OBLIGATIONS WITH RESPECT TO CAPITAL STOCK. Except as set forth in Section 3.3, there are no equity securities of any class of Alteon or Merger Sub, or any securities exchangeable or convertible into or exercisable for such equity securities, authorized, issued, reserved for issuance or outstanding. Except for securities Alteon or Merger Sub owns, directly or indirectly through one or more subsidiaries, there are no equity securities of any class of any subsidiary of Alteon or Merger Sub, respectively, or any security exchangeable or convertible into or exercisable for such equity securities, issued, reserved for issuance or outstanding. Except as set forth in Section 3.3, there are no options, warrants, equity securities, calls, rights (including preemptive rights), commitments or agreements or any character to which Alteon or any of its subsidiaries is a party or by which it is bound obligating Alteon or any of its subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire, or cause the repurchase, redemption or acquisition of, any shares of capital stock of Alteon or Merger Sub or obligating Alteon or Merger Sub to grant, extend, accelerate the vesting of or enter into any such option, warrant, equity security, call, right, commitment or agreement. There are no registration rights and, to the knowledge of Alteon there are no voting trusts, proxies or other agreements or understandings with respect to any equity security of any class of Alteon or Merger Sub.
      3.5. AUTHORITY.
      (a) Each of Alteon and Merger Sub has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Alteon and Merger Sub, subject only to the approval of the Merger by Alteon’s stockholders as contemplated in Section 6.2, the approval of the amendment to the Certificate of Designation set out in Section 7.4(a) hereof by the holders of Alteon Common Stock and Alteon Preferred Stock, and the filing and recordation of the Certificate of Merger pursuant to Delaware Law. This Agreement has been duly executed and delivered by Alteon and Merger Sub and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement constitutes the valid and binding obligation of Alteon and Merger Sub, enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy and other similar laws and general principles of equity. The execution and delivery of this Agreement by Alteon and Merger Sub does not, and the performance of this Agreement by Alteon and Merger Sub will not, (i) conflict with or violate the Certificate of Incorporation or Bylaws of Alteon or Merger Sub, (ii) to the best knowledge of Alteon, subject to obtaining the approval of the Merger by Alteon’s stockholders as contemplated in Section 6.2 and compliance with the requirements set forth in Section 3.5(b) below, conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Alteon or Merger Sub or by which its properties are bound or affected, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair Alteon’s or Merger Sub’s rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of Alteon or Merger Sub pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Alteon or Merger Sub is a party or by which Alteon or Merger Sub or each of its properties are bound or affected, except, with respect to clauses (ii) and (iii), for any such conflicts, violations, defaults or other occurrences that would not have a Material Adverse Effect on Alteon or Merger Sub, as applicable. Section 3.5 of the Alteon Disclosure Schedule lists all material consents, waivers and approvals under any of Alteon’s or Merger Sub’s agreements, contracts, licenses or leases required to be obtained in connection with the consummation of the transactions contemplated hereby.

      (b) No Approval of any Person or any Governmental Entity is required by or with respect to Alteon or Merger Sub in connection with the execution and delivery of this Agreement or any related agreements required to be executed by this Agreement or the consummation of the transactions contemplated hereby and thereby, except for (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, (ii) approval of Alteon’s Proxy Statement filed with the SEC in accordance with the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), (iii) Alteon’s filing of a Current Report on Form 8-K with the SEC, (iv) the listing of the Alteon Common Stock on AMEX, (v) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal and state securities laws and the laws of any foreign country and (vi) such other Approvals which, if not obtained or made, would not have a material Adverse Effect on HaptoGuard, Merger Sub or Alteon or have a Material Adverse Effect on the ability of the parties hereto to consummate the Merger.
      3.6. ALTEON SEC REPORTS.
      (a) Alteon has filed on a timely basis all forms, reports and documents required to be filed with the SEC by applicable law, rule, or regulation since January 1, 2003. All such required forms, reports and documents (including those that Alteon may file subsequent to the date hereof) are referred to herein as the “Alteon SEC Reports.” As of their respective dates, the Alteon SEC Reports (i) were prepared in accordance with the requirements of the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Alteon SEC Reports, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
      (b) The audited consolidated financial statements (including any related notes thereto) contained in the Alteon SEC Reports or delivered to HaptoGuard representing the financial condition of Alteon as of December 31, 2005 and the unaudited financial statements (including the notes thereto) representing the financial condition of Alteon as of September 30, 2005 (the “Alteon Financials”), (x) complied with the published rules and regulations of the SEC with respect thereto, (y) were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited interim financial statements, as may be permitted by the SEC on Form l0-Q under the Exchange Act) and (z) fairly presented the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not, or are not expected to be, material in amount. The balance sheet of Alteon as of December 31, 2005 is hereinafter referred to as the “Alteon Balance Sheet.” Except as disclosed in the Alteon Financials, Alteon has no liabilities (absolute, accrued, contingent or otherwise) of a nature required to be disclosed on a balance sheet or in the related notes to the consolidated financial statements prepared in accordance with GAAP which are, individually or in the aggregate, material to the business, results of operations or financial condition of Alteon except liabilities (i) provided for in the Alteon Balance Sheet, or (ii) incurred since the date of the Alteon Balance Sheet in the ordinary course of business consistent with past practices in both type and amount.
      3.7. ABSENCE OF CERTAIN CHANGES OR EVENTS. Since the date of the Alteon Balance Sheet through the date of this Agreement, Alteon has conducted its business only in the ordinary course of business consistent with past practice, and there has not been: (i) any event that has had, or that would be reasonably expected to result in, a Material Adverse Effect on Alteon, (ii) any material change by Alteon in its accounting methods, principles or practices, except as required by concurrent changes in GAAP, (iii) any revaluation by Alteon of any of its assets having a Material Adverse Effect on Alteon, including, without limitation, writing down the value of capitalized software or inventory or writing off notes or accounts receivable other than in the ordinary course of business, or (iv) any other action, event or occurrence that would have required the consent of HaptoGuard pursuant to Section 5.3 of this Agreement had such action, event or occurrence taken place after the execution and delivery of this Agreement.

      3.8. TAXES. Alteon has accurately prepared and timely filed all Tax Returns with respect to any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities, including, without limitation, taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts and any obligations under any agreements or arrangements with any other person with respect to such amounts and including any liability for taxes of a predecessor entity concerning or attributable to Alteon or to its operations (“Alteon Taxes”), and all such Tax Returns are true, complete and correct in all material respects. Copies of all such returns have been delivered to HaptoGuard.
      In addition:

(a) Alteon: (i) has paid all Alteon Taxes it is obligated to pay as reflected on such Tax Returns or otherwise; and (ii) has withheld all federal, state, local and foreign Alteon Taxes required to be withheld with respect to its employees or otherwise.

(b) There is no Alteon Tax deficiency outstanding, proposed or assessed against Alteon that is not accurately reflected as a liability on the Alteon Balance Sheet, nor has Alteon executed any waiver of any statute of limitations on or extending the period for the assessment or collection of any Alteon Tax.

(c) Alteon does not have any liability for unpaid Alteon Taxes that has not been properly accrued for under GAAP and reserved for on the Alteon Balance Sheet, whether asserted or unasserted, contingent or otherwise.

(d) Alteon is not a party to any agreement, plan, arrangement or other contract covering any employee or independent contractor or former employee or independent contractor that, individually or collectively with any other such contracts, would reasonably be expected to give rise directly or indirectly to the payment of any amount that would not be deductible pursuant to Section 280G or Section 162(m) of the Code (or any comparable provision of state or foreign tax laws).

(e) Alteon is not, nor has ever been, a party to or bound by any tax indemnity agreement, tax sharing agreement, tax allocation agreement or similar contract or agreement.
      3.9. COMPLIANCE; PERMITS; RESTRICTIONS.
      (a) Alteon is not in conflict with, or in default or violation of (i) any law, rule, regulation, order, judgment or decree applicable to Alteon or by which its properties is bound or affected, or (ii) any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Alteon is a party or by which Alteon or its property is bound or affected, except for any conflicts, defaults or violations which would not reasonably be expected to have a Material Adverse Effect on Alteon. No investigation or review by any governmental or regulatory body or authority is pending or, to the knowledge of Alteon, threatened against Alteon, nor has any governmental or regulatory body or authority indicated to Alteon an intention to conduct the same.
      (b) Alteon holds all permits, licenses, variances, exemptions, orders and approvals from governmental authorities which are necessary to the operation of the business of Alteon (collectively, the “Alteon Permits”). Alteon is in compliance with the terms of the Alteon Permits, except where the failure to so comply would not reasonably be expected to have a Material Adverse Effect on Alteon. No action, proceeding, revocation proceeding, amendment procedure, writ, injunction or claim is pending or, to the knowledge of Alteon, threatened, which seeks to revoke or limit any Alteon Permit A true, complete and correct list of the material Alteon Permits is set forth in Section 3.9(b) of the Alteon Disclosure Schedule. The rights and benefits of each material Alteon Permit will be available to the Surviving Corporation immediately after the Effective Time on terms substantially identical to those enjoyed by Alteon immediately prior to the Effective Time.
      (c) All biological and drug products being manufactured, distributed or developed by or on behalf of Alteon (“Alteon Pharmaceutical Products”) that are subject to the jurisdiction of the FDA are being manufactured, labeled, stored, tested, distributed, and marketed in compliance in all material respects with all applicable requirements under the FDCA, the Public Health Service Act, their applicable implementing regulations, and all comparable state laws and regulations.
      (d) All clinical trials conducted by or on behalf of Alteon have been, and are being conducted in material compliance with the applicable requirements of Good Clinical Practice, Informed Consent, and all applicable requirements relating to protection of human subjects contained in 21 CFR Parts 50, 54, and 56.
      (e) All manufacturing operations for drug products conducted by or for the benefit of Alteon have been and are being conducted in accordance, in all material respects, with the FDA’s current Good Manufacturing Practices for drug and biological products. In addition, Alteon is in material compliance with all applicable registration and listing requirements set forth in 21 U.S.C. Section 360 and 21 CFR Part 207 and all similar applicable laws and regulations.
      (f) Neither Alteon nor any representative of Alteon, nor to the knowledge of Alteon, any of its licensees or assignees of Alteon IP Rights has received any notice that the FDA or any other Governmental Entity has initiated, or threatened to initiate, any action to suspend any clinical trial, suspend or terminate any Investigational New Drug Application sponsored by Alteon or otherwise restrict the preclinical research on or clinical study of any Alteon Pharmaceutical Product or any biological or drug product being developed by any licensee or assignee of Alteon IP Rights based on such intellectual property, or to recall, suspend or otherwise restrict the manufacture of any Alteon Pharmaceutical Product.
      (g) Neither Alteon nor, to the knowledge of Alteon, any of its officers, key employees, agents or clinical investigators acting for Alteon, has committed any act, made any statement or failed to make any statement that would reasonably be expected to provide a basis for the FDA to invoke its policy with respect to “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereof. Additionally, neither Alteon, nor to the knowledge of Alteon, any officer, key employee or agent of Alteon has been convicted of any crime or engaged in any conduct that would reasonably be expected to result in (i) debarment under 21 U.S.C. Section 335a or any similar state law or (ii) exclusion under 42 U.S.C. Section 1320a-7 or any similar state law or regulation.
      (h) All animal studies or other preclinical tests performed in connection with or as the basis for any regulatory approval required for the Alteon Pharmaceutical Products (1) either (x) have been conducted in accordance, in all material respects, with applicable Good Laboratory Practice requirements contained in 21 CFR Part 58, or (y) were not required to be conducted in accordance with Good Laboratory Practice requirements contained in 21 CFR Part 58 and (2) have employed the procedures and controls generally used by qualified experts in animal or preclinical study of products comparable to those being developed by Alteon.
      (i) Alteon has made available to HaptoGuard copies of any and all written notices of inspectional observations, establishment inspection reports and any other documents received from the FDA, that indicate or suggest lack of compliance with the regulatory requirements of the FDA. Alteon has made available to HaptoGuard for review all correspondence to or from the FDA, minutes of meetings, written reports of phone conversations, visits or other contact with the FDA, notices of inspectional observations, establishment inspection reports, and all other documents concerning communications to or from the FDA, or prepared by the FDA or which bear in any way on Alteon’s compliance with regulatory requirements of the FDA, or on the likelihood of timing of approval of any Alteon Pharmaceutical Products.
      (j) There are no proceedings pending with respect to a violation by Alteon of the FDCA, FDA regulations adopted thereunder, the Controlled Substance Act or any other legislation or regulation promulgated by any other United States governmental entity.
      3.10. EMPLOYEE BENEFIT PLANS.
      (a) Section 3.10(a) of the Alteon Disclosure Schedule lists all written and describes all non-written employee benefit plans (as defined in Section 3(3) of ERISA) and all bonus, stock or other security option, stock or other security purchase, stock or other security appreciation rights, incentive, deferred compensation, retirement or supplemental retirement, profit sharing, severance, golden parachute, vacation, cafeteria, dependent care, medical care, employee assistance program, education or tuition assistance programs, insurance and other similar fringe or employee benefit plans, programs or arrangements, and any current or former employment or executive compensation or severance agreements, written or otherwise, which are currently sponsored, maintained, contributed to or entered into for the benefit of, or relating to, any present or former employee or director of Alteon, or any ERISA Affiliate thereof, whether or not such plan is terminated (collectively, the “Alteon Employee Plans”).
      (b) With respect to each Alteon Employee Plan, Alteon has provided to HaptoGuard a true and complete copy of, to the extent applicable, (i) such Alteon Employee Plan, (ii) the three (3) most recent annual reports (Form 5500) as filed with the IRS, (iii) each trust agreement related to such Alteon Employee Plan, (iv) the most recent summary plan description for each Alteon Employee Plan for which such description is required, along with all summaries of material modifications, amendments, resolutions and all other material plan documentation related thereto, (v) the most recent actuarial report relating to any Alteon Employee Plan subject to Title IV of ERISA and (vi) the most recent IRS determination letter issued with respect to any Alteon Employee Plan.
      (c) There has been no “prohibited transaction,” as such term is defined in Section 406 of ERISA and Section 4975 of the Code, with respect to any Alteon Employee Plan; there are no actions or claims pending (other than routine claims for benefits) or threatened against any Alteon Employee Plan or against the assets of any Alteon Employee Plan, nor are there any current or threatened encumbrances or liens on the assets of any Alteon Employee Plan. Each Alteon Employee Plan which is intended to be qualified under Section 401(a) of the Code has received a favorable determination for the IRS covering the provisions of the Tax Reform Act of 1986 and GUST stating that such Alteon Employee Plan is so qualified and nothing has occurred since the date of such letter that could reasonably be expected to affect the qualified status of such plan. Each Alteon Employee Plan has been operated in all material respects in accordance with its terms and the requirements of all applicable law.
      (d) No Alteon Employee Plan is an “employee pension benefit plan” (within the meaning of Section 3(2) of ERISA) subject to Title IV of ERISA, and neither Alteon nor any ERISA Affiliate has ever maintained, contributed to or partially or fully withdrawn from any such plan. No Alteon Employee Plan is a Multiemployer Plan or “single-employer plan under multiple controlled groups” as described in Section 4063 of ERISA, and neither Alteon nor any ERISA Affiliate has ever contributed to or had an obligation to contribute, or incurred any liability in respect of a contribution, to any Multiemployer Plan. No Alteon Employee Plan is a “multiple employer plan” within the meaning of Section 413(c) of the Code or Section 3(40) of ERISA.
      (e) With respect to the employees and former employees of Alteon, there are no employee post-retirement medical or health plans or agreements in effect, except as required by Section 4980B of the Code. No tax under Section 4980B or Section 4980D of the Code has been incurred in respect of any Alteon Employee Plan that is a group health plan, as defined in Section 5000(b)(l) of the Code.
      3.11. INTERESTED PARTY TRANSACTIONS. As of the date hereof, no Affiliate of Alteon (a) owns any property or right, tangible or intangible, which is used in the business of Alteon, (b) has any claim or cause of action against Alteon, or (c) owes any money to, or is owed any money by, Alteon. Section 3.11 of the Alteon Disclosure Schedule describes any material transactions or relationships between Alteon and any Affiliate thereof which have occurred or existed since Alteon’s inception through the date of this Agreement other than investments made with respect to Alteon’s equity securities.
      3.12. BROKERS’ AND FINDERS’ FEES. Alteon has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.
      3.13. BOARD APPROVAL. The Boards of Directors of Alteon and Merger Sub, as of the date of this Agreement, have approved this Agreement. The Board of Directors of Alteon has determined to recommend that Alteon’s stockholders approve this Agreement and the issuance of Alteon Common Stock in the Merger.

      3.14. VALID ISSUANCE. The Alteon Common Stock to be issued in the Merger, when issued in accordance with the provisions of this Agreement, shall be validly issued, fully paid and nonassessable, and shall be issued in compliance with all federal and state securities laws.
      3.15. VOTING REQUIREMENTS. The affirmative vote of the holders of a majority of the voting power of all the outstanding shares of Alteon Common Stock at the Alteon Stockholders’ Meeting and the approval of at least sixty-six and two-thirds percent (66 2/3%) of the Series G Preferred Stock and the Series H Preferred Stock, each voting separately as a class, are the only votes of the holders of any Alteon capital stock necessary to approve and adopt this Agreement and the transactions contemplated hereby. The affirmative vote of the holders of a majority of the voting power of the outstanding capital stock of Merger Sub has approved the Merger.
      3.16. INTELLECTUAL PROPERTY.
      (a) Alteon owns, or has the right to use, sell or license, and has the right to bring actions for the infringement of, all intellectual property utilized in its business as presently conducted, which intellectual property is listed on Section 3.16 of the Alteon Disclosure Schedule (such intellectual property and the rights thereto are collectively referred to herein as the “Alteon IP Rights”), except for any failure to own or have the right to use, sell or license that would not reasonably be expected to have a Material Adverse Effect on Alteon.
      (b) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not constitute a breach of any instrument or agreement governing any Alteon IP Rights (the “Alteon IP Rights Agreements”), will not cause the forfeiture or termination or give rise to a right of forfeiture or termination of any Alteon IP Rights or impair the right of Alteon or the Surviving Corporation to use, sell or license any Alteon IP Rights or portion thereof, except for the occurrence of any such breach, forfeiture, termination or impairment that would not individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect on Alteon. Each of the Alteon IP Rights Agreements (i) is valid and binding on Alteon and in full force and effect; (ii) Alteon has not received any notice of termination or cancellation under such agreement, or received any notice of breach or default under such agreement, which breach has not been cured or waived; and (iii) Alteon, and to the knowledge of Alteon, any other party to such agreement, is not in breach or default thereof in any material respect.
      (c) (i) Neither the manufacture, marketing, license, sale or intended use of any product or technology currently licensed or sold or under development by Alteon violates any license or agreement between Alteon and any third party or, to the knowledge of Alteon, infringes any intellectual property right of any other party; (ii) to the knowledge of Alteon, no third party is infringing upon, or violating any license or agreement with Alteon relating to any Alteon IP Rights; and (iii) to the knowledge of Alteon, there is no pending or threatened claim or litigation contesting the validity, ownership or right to use, sell, license or dispose of any Alteon IP Rights, nor has Alteon received any written notice asserting that any Alteon IP Rights or the proposed use, sale, license or disposition thereof conflicts or will conflict with the rights of any other party.
      (d) Alteon has used reasonable efforts to maintain its material trade secrets in confidence, including entering into licenses and contracts that generally require licensees, contractors and other third persons with access to such trade secrets to keep such trade secrets confidential.
      3.17. ENVIRONMENTAL MATTERS.
      (a) Hazardous Material. No underground storage tanks and no amount of any Hazardous Materials, but excluding office and janitorial supplies, are present, as a result of the deliberate actions of Alteon, or, to Alteon’s knowledge, as a result of any actions of any third party or otherwise, in, on or under any property, including the land and the improvements, ground water and surface water thereof, that Alteon has at any time owned, operated, occupied or leased.
      (b) Hazardous Material Activities. Alteon has not engaged in any Hazardous Material Activities in violation of any rule, regulation, treaty or statute promulgated by any Governmental Entity in effect prior to or as of the date hereof to prohibit, regulate or control Hazardous Materials or any Hazardous Material Activity.

      (c) Permits. Alteon currently holds all environmental approvals, permits, licenses, clearances and consents (the “Alteon Environmental Permits”) necessary for the conduct of Alteon’s Hazardous Material Activities and other businesses of Alteon as such activities and businesses are currently being conducted, except where the failure to so hold would not reasonably be expected to have a Material Adverse Effect on Alteon.
      (d) Environmental Liabilities. No material action, proceeding, revocation proceeding, amendment procedure, writ, injunction or claim is pending, or to the knowledge of Alteon, threatened concerning any Alteon Environmental Permit, Hazardous Material or any Hazardous Material Activity of Alteon.
      3.18. CHANGE OF CONTROL PAYMENTS. Section 3.18 of the Alteon Disclosure Schedule sets forth each plan or agreement pursuant to which all material amounts may become payable (whether currently or in the future) to current or former officers and directors of Alteon as a result of or in connection with the Merger.
      3.19. RESTRICTIONS ON BUSINESS ACTIVITIES. Other than as contemplated by this Agreement, there is no agreement, judgment, injunction, order or decree binding upon or otherwise applicable to Alteon which has, or would reasonably be expected to have, the effect of prohibiting or materially impairing (i) any current business practice of Alteon; or (ii) any acquisition of any Person or property by Alteon.
      3.20. INSURANCE.
      (a) Section 3.20(a) of the Alteon Disclosure Schedule sets forth each insurance policy (including fire, theft, casualty, general liability, workers compensation, business interruption, environmental, product liability and automobile insurance policies and bond and surety arrangements) to which Alteon is a party (the “Alteon Insurance Policies”). The Alteon Insurance Policies are in full force and effect, maintained with reputable companies against loss relating to the business, operations and properties and such other risks as companies engaged in similar business as Alteon would, in accordance with good business practice, customarily insure. All premiums due and payable under the Alteon Insurance Policies have been paid on a timely basis and Alteon is in compliance in all material respects with all other terms thereof. True, complete and correct copies of the Alteon Insurance Policies have been made available to HaptoGuard.
      (b) There are no material claims pending as to which coverage has been questioned, denied or disputed. All material claims thereunder have been filed in a due and timely fashion and Alteon has not been refused insurance for which it has applied or had any policy of insurance terminated (other than at its request), nor has Alteon received notice from any insurance carrier that: (i) such insurance will be canceled or that coverage thereunder will be reduced or eliminated; or (ii) premium costs with respect to such insurance will be increased, other than premium increases in the ordinary course of business applicable on their terms to all holders of similar policies.
      3.21. CERTAIN BUSINESS PRACTICES. Neither Alteon nor, to the knowledge of Alteon, any director, officer, employee or agent of Alteon has: (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful payments relating to political activity; (ii) made any unlawful payment to any foreign or domestic government official or employee or to any foreign or domestic political party or campaign or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iii) made any other unlawful payment.
      3.22. GOVERNMENT CONTRACTS. Alteon has not been suspended or debarred from bidding on contracts with any governmental authority, and no such suspension or debarment has been initiated or threatened. The consummation of the Merger and other transactions contemplated by this Agreement will not result in any such suspension or debarment of Alteon.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF GENENTECH
      Genentech hereby represents and warrants to Alteon, Merger Sub and HaptoGuard as follows.
      4.1. ORGANIZATION OF GENENTECH. Genentech is a corporation duly organized and validly existing under the laws of the State of Delaware.
      4.2. AUTHORITY.
      Genentech has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement have been duly authorized by all necessary corporate action on the part of Genentech. This Agreement has been duly executed and delivered by Genentech and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement constitutes the valid and binding obligation of Genentech, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy and other similar laws and general principles of equity. The execution and delivery of this Agreement by Genentech does not, and the performance of this Agreement by Genentech will not, (i) conflict with or violate the Certificate of Incorporation or Bylaws of Genentech, or (ii) to the best knowledge of Genentech, conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Genentech or by which its properties are bound or affected.
      4.3. TITLE; ABSENCE OF CERTAIN AGREEMENTS. Genentech is the lawful and record and beneficial owner of, and has valid title to approximately 1,389 shares of Series G Preferred Stock and approximately 4,172 shares of Series H Preferred Stock (such number of shares subject to increase as a result of quarterly dividends between the date hereof and the Closing), with the full power and authority to vote such Alteon Preferred Stock and transfer and otherwise dispose of such Alteon Preferred Stock, and any and all rights and benefits incident to the ownership thereof free and clear of all liens, restrictions or encumbrances of any nature whatsoever, other than liens, restrictions or encumbrances imposed under applicable federal and state securities laws; and, other than as contemplated hereby, there are no agreements or understandings between Genentech and any other party with respect to the sale or other disposition of such Alteon Preferred Stock or any other matter relating to such Alteon Preferred Stock.
ARTICLE V
CONDUCT OF BUSINESS PENDING THE MERGER
      5.1. CONDUCT OF BUSINESS BY HAPTOGUARD. HaptoGuard covenants and agrees that between the date hereof and the earlier of a termination of this Agreement in accordance with its terms or the Effective Time, HaptoGuard shall not conduct its business other than in the ordinary course and consistent with past practice.
Without limiting the generality of the foregoing, HaptoGuard shall (i) provided Alteon provides HaptoGuard with the funds provided for in Section 6.18 hereof, continue its research and development, clinical investigation and activities relating to the HaptoGuard IP Rights in accordance with past practice; (ii) use its commercially reasonable efforts to (A) preserve intact its business organization, (B) keep available to Alteon the services of the officers, employees and consultants of HaptoGuard, (C) continue in full force and effect without material modification all existing policies or binders of insurance currently maintained in respect of HaptoGuard and its business and (D) preserve its current relationships with its clinical investigators, suppliers and other persons with which it has significant business relationships; and (iii) modify, amend, renew or replace, but only after notice to Alteon and receipt of Alteon’s prior written approval any agreements set forth in Section 2.16 of the HaptoGuard Disclosure Schedule. In addition, without the prior written consent of Alteon, HaptoGuard shall not do any of the following:

(a) amend or otherwise change its Certificate of Incorporation or Bylaws, or otherwise alter its corporate structure through merger, liquidation, reorganization or otherwise;

(b) sell, pledge, dispose of or encumber any assets except in the ordinary course of business;

(c) issue, sell, pledge, dispose of or encumber, or authorize the issuance, sale, pledge, disposition or encumbrance of, any shares of capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of capital stock, or any other ownership interest (including, without limitation, any phantom interest) except for the issuance of shares of common stock issuable pursuant to employee stock options under the HaptoGuard Employee Stock Option Plan, or the HaptoGuard Warrants, as the case may be, which options, warrants or rights, as the case may be, are outstanding on the date hereof and except for actions taken by HaptoGuard in furtherance of the merger or the other transactions contemplated hereby, as to which actions HaptoGuard shall first consult with and obtain approval from, Alteon;

(d) redeem, repurchase or otherwise acquire, directly or indirectly, any shares of capital stock of HaptoGuard except for transactions in furtherance of the merger or the other transactions contemplated hereby, as to which actions HaptoGuard shall first consult with and obtain approval from, Alteon and except for repurchases from employees and consultants of HaptoGuard under existing agreements;

(e) accelerate, amend or change the period (or permit any acceleration, amendment or change) of exercisability of options granted under the HaptoGuard Stock Option Plan or the HaptoGuard Warrants or authorize cash payments in exchange for any options granted under any of such plans, except as contemplated by this Agreement;

(f) (i) declare, set aside, make or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of any of its capital stock, except that a wholly owned subsidiary may declare and pay a dividend to its parent, (ii) split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or (iii) amend the terms of, repurchase, redeem or otherwise acquire, or permit any subsidiary to repurchase, redeem or otherwise acquire, any of its securities, or propose to do any of the foregoing;

(g) sell, transfer, license, sublicense or otherwise dispose of any HaptoGuard IP Rights, or amend or modify any existing agreements with respect to any HaptoGuard IP Rights;

(h) (i) acquire (by merger, consolidation, or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof; (ii) incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse or otherwise as an accommodation become responsible for, the obligations of any person, or make any loans or advances in excess of $100,000 except in the ordinary course of business consistent with past practice; (iii) enter into or amend any material contract or agreement other than in the ordinary course of business; (iv) authorize any capital expenditures or purchase of fixed assets which are, in the aggregate, in excess of $100,000, taken as a whole (except pursuant to a capital expenditure budget approved in writing by both parties); or (v) enter into or amend any contract, agreement, commitment or arrangement to effect any of the matters prohibited by this Section 5.1(h);

(i) increase the compensation payable or to become payable to its officers or employees, except for increases in salary or wages of employees who are not officers in accordance with past practices, or grant any severance or termination pay to, or enter into any employment or severance agreement with, any director, officer (except for officers who are terminated on an involuntary basis) or other employee, or establish, adopt, enter into or amend any employee benefit plan;

(j) take any action, other than as required by GAAP, to change accounting policies or procedures;

(k) make any material tax election inconsistent with past practices or settle or compromise any material federal, state, local or foreign tax liability or agree to an extension of a statute of limitations for any assessment of any tax;

(l) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice of liabilities reflected or reserved against in the financial statements of HaptoGuard, or incurred in the ordinary course of business and consistent with past practice;

(m) enter into any material partnership arrangements, joint development agreements or strategic alliances; or

(n) take, or agree in writing or otherwise take, any of the actions described in Sections 5.1(a) through (m) above.

      If HaptoGuard wishes to obtain the consent of Alteon to take actions for which prior consent is required pursuant to this Section 5.1, HaptoGuard shall request such consent in writing by telecopy to the attention of the Chief Executive Officer and the Chief Financial Officer of Alteon. A written consent signed by either such officer that relates to the specific subsection of this Agreement being waived shall be deemed sufficient for purposes hereof. In addition, if Alteon receives such a request but does not respond in writing (which may include an e-mailed response) to such request within 5 business days after the date the request is telecopied, Alteon shall be deemed to have consented to the requested action for all purposes of this Agreement.
      5.2. NO SOLICITATION BY HAPTOGUARD.
      (a) Without the prior written consent of Alteon, HaptoGuard shall not, directly or indirectly, through any officer, director, employee, representative or agent of HaptoGuard, solicit or encourage (including by way of furnishing information) the initiation or submission of any inquiries, proposals or offers regarding any acquisition, merger, take-over bid, sale of substantial assets, sale of shares of capital stock (including without limitation by way of a tender offer) or similar transactions involving HaptoGuard (any of the foregoing inquiries or proposals being referred to herein as a “HaptoGuard Acquisition Proposal”); provided, however, that nothing contained in this Agreement shall prevent the Board of Directors of HaptoGuard from referring any third party to this Section 5.2
      (b) HaptoGuard shall immediately notify Alteon after receipt of any HaptoGuard Acquisition Proposal or any request for nonpublic information relating to HaptoGuard in connection with a HaptoGuard Acquisition Proposal or for access to the properties, books or records of HaptoGuard or any subsidiary by any person or entity that informs the Board of Directors of HaptoGuard that it is considering making, or has made, a HaptoGuard Acquisition Proposal. Such notice to Alteon shall be made orally and in writing and shall indicate in reasonable detail the identity of the offeror and the terms and conditions of such proposal, inquiry or contact.
      (c) HaptoGuard shall immediately cease and cause to be terminated any existing discussions or negotiations with any parties (other than Alteon) conducted heretofore with respect to any of the foregoing. HaptoGuard agrees not to release any third party from any confidentiality or standstill agreement to which HaptoGuard is a party.
      (d) HaptoGuard shall ensure that the officers, directors and employees of HaptoGuard and any investment banker or other advisor or representative retained by HaptoGuard are aware of the restrictions described in this Section, and shall be responsible for any breach of this Section 5.2 by such bankers, advisors and representatives.
      5.3. CONDUCT OF BUSINESS BY ALTEON. Alteon covenants and agrees that between the date hereof and the earlier of a termination of this Agreement in accordance with its terms or the Effective Time, Alteon shall not conduct its business other than in the ordinary course and consistent with past practice. Without limiting the generality of the foregoing, Alteon shall (i) use its commercially reasonable efforts to (A) preserve intact its business organization, (B) continue in full force and effect without material modification all existing policies or binders of insurance currently maintained in respect of Alteon and its business and (C) preserve its current relationships with its clinical investigators, suppliers and other persons with which it has significant business relationships; and (ii) modify, amend, renew or replace, but only after notice to Alteon and receipt of Alteon’s prior written approval any agreements set forth as an exhibit to any

Alteon SEC Report. In addition, except as provided in Article IV of the Alteon Disclosure Schedule, without the prior written consent of HaptoGuard, Alteon shall not do any of the following:

(a) amend or otherwise change its Certificate of Incorporation or Bylaws, or otherwise alter its corporate structure through merger, liquidation, reorganization or otherwise;

(b) sell, pledge, dispose of or encumber any assets (except in the ordinary course of business);

(c) issue, sell, pledge, dispose of or encumber, or authorize the issuance, sale, pledge, disposition or encumbrance of, any shares of capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of capital stock, or any other ownership interest (including, without limitation, any phantom interest) (except for the issuance of options or shares of common stock issuable pursuant to the exercise of employee stock options under the Alteon Employee Stock Option Plans or pursuant to the Alteon Employee Stock Purchase Plan, provided that the Alteon Board of Directors may grant rights under the Alteon Employee Stock Purchase Plan for subsequent offering periods consistent with past practice);

(d) (i) declare, set aside, make or pay any dividend or other distribution (whether in case, stock or property or any combination thereof) in respect of any of its capital stock, (ii) split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or (iii) amend the terms of, repurchase, redeem or otherwise acquire, any of its securities, or propose to do any of the foregoing;

(e) redeem, repurchase or otherwise acquire, directly or indirectly, any shares of capital stock of Alteon (except for transactions in furtherance of the merger or the other transactions contemplated hereby, as to which actions Alteon shall first consult with and obtain approval from, HaptoGuard);

(f) accelerate, amend or change the period (or permit any acceleration, amendment or change) of exercisability of options granted under the Alteon Stock Option Plan or authorize cash payments in exchange for any options granted under any of such plans, except as contemplated by this Agreement;

(g) sell, transfer, license, sublicense or otherwise dispose of any Alteon IP Rights, or amend or modify any existing agreements with respect to any Alteon IP Rights;

(h) (i) acquire (by merger, consolidation, or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof; (ii) incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse or otherwise as an accommodation become responsible for, the obligations of any person, or make any loans or advances in excess of $100,000 except in the ordinary course of business consistent with past practice; (iii) enter into or amend any material contract or agreement other than in the ordinary course of business; (iv) authorize any capital expenditures or purchase of fixed assets which are, in the aggregate, in excess of $100,000, taken as a whole (except pursuant to a capital expenditure budget approved in writing by both parties); or (v) enter into or amend any contract, agreement, commitment or arrangement to effect any of the matters prohibited by this Section 5.3(h);

(i) increase the compensation payable or to become payable to its officers or employees, except for increases in salary or wages of employees who are not officers in accordance with past practices, or grant any severance or termination pay to, or enter into any employment or severance agreement with, any director, officer (except for officers who are terminated on an involuntary basis) or other employee, or establish, adopt, enter into or amend any employee benefit plan;

(j) take any action, other than as required by GAAP, to change accounting policies or procedures;

(k) make any material tax election inconsistent with past practices or settle or compromise any material federal, state, local or foreign tax liability or agree to an extension of a statute of limitations for any assessment of any tax;

(l) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice of liabilities reflected or reserved against in the financial statements of HaptoGuard, or incurred in the ordinary course of business and consistent with past practice;

(m) enter into any material partnership arrangements, joint development agreements or strategic alliances; or

(n) take, or agree in writing or otherwise to take, any of the actions described in Sections 5.3(a) through (m) above.

      If Alteon wishes to obtain the consent of HaptoGuard to take actions for which prior consent is required pursuant to this Section 5.3, it shall request such consent in writing by telecopy to the attention of the Chief Executive Officer of HaptoGuard. A written consent signed by such officer shall be deemed sufficient for purposes hereof. In addition, if HaptoGuard receives such a request but does not respond in writing (which may include an e-mailed response) to such request within 5 business days after the date the request is telecopied, HaptoGuard shall be deemed to have consented to the requested action for all purposes of this Agreement.
ARTICLE VI
ADDITIONAL AGREEMENTS
      6.1. PROXY STATEMENT. As promptly as practicable after the execution of this Agreement, HaptoGuard and Alteon will prepare and send the Proxy Statement to be sent to stockholders of HaptoGuard and Alteon. Whenever any event occurs which is required to be set forth in an amendment or supplement to the Proxy Statement, HaptoGuard or Alteon, as the case may be, will promptly inform the other party of such occurrence and cooperate in mailing to stockholders of HaptoGuard and Alteon, such amendment or supplement as applicable. The Proxy Statement will also include the recommendations of (i) the Board of Directors of HaptoGuard in favor of approval of this Agreement and the Merger, and (ii) the Board of Directors of Alteon in favor of this Agreement and the issuance of shares of Alteon Common Stock in the Merger and a reverse stock split of Alteon Common Stock to bring it into compliance with AMEX listing requirements.
      6.2. MEETINGS OF STOCKHOLDERS. Promptly after the date hereof, HaptoGuard will take all action necessary in accordance with Delaware Law and its Certificate of Incorporation and Bylaws to convene a meeting of HaptoGuard stockholders to consider the approval of this Agreement as promptly as practicable, and in any event within 120 days after the date hereof, for the purpose of voting upon this Agreement. Promptly after the date hereof, Alteon will take all action necessary in accordance with Delaware Law and its Certificate of Incorporation and Bylaws to convene the Alteon Stockholders’ Meeting to be held as promptly as practicable, and in any event within 120 days after the date hereof, for the purpose of (i) voting upon this Agreement, (ii) the issuance of shares of Alteon Common Stock by virtue of the Merger, (iii) the approval of the amendment to the Certificate of Designation set out in Section 7.4(a) hereof, and (iv) a reverse stock split of Alteon Common Stock at a ratio to be determined by agreement of the parties hereto. HaptoGuard and Alteon will each use its commercially reasonable efforts to solicit from its stockholders proxies in favor of the approval of the foregoing proposals and to take all other action necessary or advisable to secure the vote or consent of their respective stockholders required by the AMEX rules or Delaware Law, as applicable, to obtain such approvals.
      6.3. ACCESS TO INFORMATION; CONFIDENTIALITY. Upon reasonable notice and subject to restrictions contained in a Confidentiality Agreement (as defined below) HaptoGuard and Alteon shall each afford to the officers, employees, accountants, counsel and other representatives of the other, reasonable access, during the period prior to the Effective Time, to all its properties, books, contracts, commitments and records and, during such period, HaptoGuard and Alteon each shall furnish promptly to the other all information concerning its business, properties and personnel as such other party may reasonably request, and each shall make available to the other the appropriate individuals (including attorneys, accountants and other professionals) for discussion of the other’s business, properties and personnel as either party may reasonably request. Each party shall keep such information confidential in accordance with the terms of the currently effective confidentiality agreement (the “Confidentiality Agreement”) between Alteon and HaptoGuard.
      6.4. CONSENTS; APPROVALS. Merger Sub, HaptoGuard and Alteon shall each use their best efforts to obtain all consents, waivers, approvals, authorizations or orders (including, without limitation, all United States and foreign governmental and regulatory rulings and approvals), and each party shall make all filings (including, without limitation, all filings with United States and foreign governmental or regulatory agencies) required in connection with the authorization, execution and delivery of this Agreement by each respective party and the consummation by them of the transactions contemplated hereby. HaptoGuard and Alteon shall furnish all information required to be included in the Proxy Statement and the Re-Sale Registration Statement (as described in Section 6.15 below), or for any application or other filing to be made pursuant to the rules and regulations of any United States, or foreign governmental body in connection with the transactions contemplated by this Agreement.
      6.5. STOCK OPTIONS AND WARRANTS.
      (a) At the Effective Time, HaptoGuard’s obligations with respect to each outstanding option to purchase shares of HaptoGuard Common Stock (“HaptoGuard Options”) under HaptoGuard’s Stock Option Plan, whether vested or unvested, will be assumed by Alteon. Each HaptoGuard Option so assumed by Alteon under this Agreement shall be subject to the same terms and conditions set forth in HaptoGuard’s Stock Option Plan as in effect immediately prior to the Effective Time, and (i) such HaptoGuard Option will be exercisable for that number of shares of Common Stock equal to the product of the number of shares of HaptoGuard Common Stock that were purchasable under such HaptoGuard Option immediately prior to the Effective Time multiplied by the Exchange Ratio, rounded down to the nearest whole number of shares of Common Stock, and (ii) the per share exercise price for the shares of Common Stock issuable upon exercise of such assumed HaptoGuard Option will be equal to the quotient determined by dividing the exercise price per share of HaptoGuard Common Stock at which such HaptoGuard Option was exercisable immediately prior to the Effective Time by the Exchange Ratio, and rounding the resulting exercise price up to the nearest whole cent. Following the Effective Time, Alteon will send to each holder of an assumed HaptoGuard Option a written notice setting forth (i) the number of shares of Common Stock that are subject to such assumed HaptoGuard Option, and (ii) the exercise price per share of Common Stock issuable upon exercise of such assumed HaptoGuard Option. In addition, Alteon shall file with the SEC, no later than coincident with the effectiveness of the Re-Sale Registration Statement contemplated by Section 6.15 of this Agreement, a registration statement on Form S-8 registering the exercise of any HaptoGuard Options assumed by Alteon pursuant to this Section 6.5 (to the extent the exercise of such options is eligible to be registered using a Form S-8 registration statement).
      (b) Alteon and HaptoGuard shall take all action that may be necessary to effectuate the provisions of this Section 6.5. The HaptoGuard Options assumed by Alteon shall retain their existing vesting schedules following the Effective Time.
      (c) It is the intention of the parties that HaptoGuard Options assumed by Alteon qualify following the Effective Time as incentive stock options as defined in the Code (“ISO’s”) to the extent such HaptoGuard Options qualified as ISO’s prior to the Effective Time, and, except to the extent of the $100,000 limitation set forth in Section 6.B.d. of the HaptoGuard Stock Option Plan.
      (d) At the Effective Time, HaptoGuard’s obligations with respect to each outstanding HaptoGuard Warrant will terminate and the HaptoGuard Warrants will be canceled as provided herein. Each HaptoGuard Warrant will be exchanged for the right to receive a number of shares of Alteon Common Stock (“Share Equivalent”) which will have a market value, as determined on the basis of the VWAP of Alteon Common Stock, equal to the difference between (i) the market value of the product of the number of shares of HaptoGuard Common Stock that were purchasable under such HaptoGuard Warrant immediately prior to the Effective Time multiplied by the Exchange Ratio, rounded down to the nearest whole number of shares of Alteon Common Stock and (ii) the total exercise price of such warrant.
      (e) Alteon will reserve sufficient shares of Alteon Common Stock for issuance under this Section 6.5.

      6.6. HAPTOGUARD LOCK-UP AGREEMENT. Set forth in Section 6.6 of the HaptoGuard Disclosure Schedule is a list of those persons who may be deemed to be, in HaptoGuard’s reasonable judgment, affiliates of HaptoGuard within the meaning of Rule 145 promulgated under the Securities Act (a “HaptoGuard Lock-Up Person”). HaptoGuard will provide Alteon with such information and documents as Alteon reasonably requests for purposes of reviewing such list. HaptoGuard will use its best efforts to deliver or cause to be delivered to Alteon prior to the Effective Time from each HaptoGuard Lock-Up Person an executed affiliate agreement in substantially the form attached hereto as Exhibit C (the “HaptoGuard Lock-Up Agreement”), each of which will be in full force and effect as of the Effective Time. Alteon will be entitled to place appropriate legends on the certificate evidencing any Alteon Common Stock to be received by a HaptoGuard Lock-Up Person pursuant to the terms of this Agreement, and to issue appropriate stop transfer instructions to the transfer agent for the Alteon Common Stock, consistent with the terms of the HaptoGuard Lock-Up Agreement.
      6.7. INDEMNIFICATION AND INSURANCE.
      (a) From and after the Effective Time, the Resulting Corporation will fulfill and honor in all respects the obligations of HaptoGuard which exist prior to the date hereof to indemnify HaptoGuard’s present and former directors and officers and their heirs, executors and assigns. The Certificate of Incorporation and Bylaws of the Resulting Corporation will contain provisions with respect to indemnification and elimination of liability for monetary damages, which provisions will not be amended, repealed or otherwise modified for a period of one year from the Effective Time in any manner that would adversely affect the rights thereunder of individuals who, at the Effective Time, were directors, officers, employees or agents of HaptoGuard, unless such modification is required by law.
      (b) After the Effective Time the Resulting Corporation will, to the fullest extent permitted under applicable law or under the Surviving Corporation’s Certificate of Incorporation or Bylaws, indemnify and hold harmless, each present or former director or officer of HaptoGuard and his or her heirs, executors and assigns (collectively, the “Indemnified Parties”) against any costs or expenses (including attorneys’ fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, to the extent arising out of or pertaining to any action or omission in his or her capacity as a director, officer, employee or agent of HaptoGuard occurring prior to the Effective Time (including without limitation actions or omissions relating to the Merger) for a period of six years after the date hereof. In the event of any such claim, action, suit, proceeding or investigation (whether arising before or after the Effective Time), (i) any counsel retained by the Indemnified Parties for any period after the Effective Time will be reasonably satisfactory to the Resulting Corporation, (ii) after the Effective Time, the Resulting Corporation will assume and pay the reasonable fees and expenses of such counsel whether incurred before or after the Effective Time, promptly (but in any event within five business days) after statements therefor are received and (iii) the Resulting Corporation will cooperate in the defense of any such matter; provided, however, that the Resulting Corporation will not be liable for any settlement effected without its prior written consent; and provided, further, that, in the event that any claim or claims for indemnification are asserted or made within such six-year period, all rights to indemnification in respect of any such claim or claims will continue until the disposition of any and all such claims. The Indemnified Parties as a group may retain only one law firm to represent them with respect to any single action unless there is, under applicable standards of professional conduct, a conflict on any significant issue between the positions of any two or more Indemnified Parties.
      (c) HaptoGuard shall use commercially reasonable efforts, after consultation with Alteon, to negotiate and secure a “tail” on existing Directors, Officers and Company Liability insurance policies with a nationally recognized insurance carrier providing for coverage at least as good as the coverage in its existing policy, with such “tail” coverage to run for a period of six years from the Effective Time, provided however, such coverage shall not cost more than $400,000 in the aggregate, which cost shall be paid by Alteon.
      (d) This Section 6.7 will survive any termination of this Agreement and the consummation of the Merger at the Effective Time, is intended to benefit HaptoGuard, the Surviving Corporation and the Indemnified Parties, and will be binding on all successors and assigns of the Surviving Corporation.

      (e) Alteon and HaptoGuard agree that prior to the Effective Time, Alteon will negotiate and acquire a “tail,” effective at the Effective Time, on its existing Directors, Officers and Company Liability insurance policy for a period of six years; provided, however, that such coverage shall not cost more than $800,000 in the aggregate, which cost shall be paid by Alteon.
      6.8. NOTIFICATION OF CERTAIN MATTERS.
      (a) HaptoGuard shall give prompt notice to Alteon, and Alteon shall give prompt notice to HaptoGuard, of (i) the occurrence, or non-occurrence, of any event the occurrence, or non-occurrence, of which would be likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate, and (ii) any failure of HaptoGuard or Alteon, as the case may be, materially to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice; and provided, further, that failure to give such notice shall not be treated as a breach of covenant for the purposes of Sections 7.2(a) and 7.3(a) unless the failure to give such notice results in material prejudice to the other party.
      (b) Each of HaptoGuard and Alteon shall give prompt notice to the other of: (i) any notice or other communication from any person alleging that the consent of such person is or may be required in connection with the Merger or other transactions contemplated by this Agreement; (ii) any notice or other communication from any Governmental Authority in connection with the Merger or other transactions contemplated by this Agreement; (iii) any litigation relating to or involving or otherwise affecting HaptoGuard or Alteon that relates to the Merger or other transactions contemplated by this Agreement; (iv) the occurrence of a default or event that, with notice or lapse of time or both, is reasonably likely to become a default under a HaptoGuard Contract or under an Alteon Contract; and (v) any change that would be considered reasonably likely to result in a Material Adverse Effect, or is likely to impair in any material respect the ability of either HaptoGuard or Alteon to consummate the transactions contemplated by this Agreement.
      6.9. FURTHER ACTION. Upon the terms and subject to the conditions hereof, each of the parties hereto in good faith shall use all commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all other things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, to obtain in a timely manner all necessary waivers, consents and approvals and to effect all necessary registrations and filings, and to otherwise satisfy or cause to be satisfied all conditions precedent to its obligations under this Agreement.
      6.10. PUBLIC ANNOUNCEMENTS. Alteon, Genentech and HaptoGuard shall consult with each other before issuing any press release or otherwise making any public statements with respect to the Merger or this Agreement and shall not issue any such press release or make any such public statement or otherwise use Genentech’s name without the prior consent of the other parties, which shall not be unreasonably withheld or delayed; provided, however, that, on the advice of legal counsel, Alteon may comply with any SEC requirements under the Securities Act or Exchange Act which requires any public disclosure, without the consent of HaptoGuard or Genentech but upon at least five (5) day review by HaptoGuard and Genentech, provided, however, that in the event any press release does not include Genentech’s name, the issuance of such press release will not require the approval of Genentech hereunder, and in the event that such public disclosure is contained in a registration statement under the Securities Act or a report or proxy statement under the Exchange Act, such disclosure shall not require the consent of Genentech if such disclosure pertaining to Genentech has already been approved by Genentech or is identical in form and content to disclosure previously approved by Genentech, and in either case, is true and correct when made, provided notice of such disclosure is provided to Genentech at least five (5) days prior to such disclosure taking place.
      6.11. LISTING OF ALTEON COMMON STOCK. Alteon shall use its best efforts to cause the shares of Alteon Common Stock to be issued pursuant to this Agreement to be approved for listing on AMEX prior to the Effective Time.
      6.12. CONVEYANCE TAXES. Alteon and HaptoGuard shall cooperate in the preparation, execution and filing of all returns, questionnaires, applications or other documents regarding any real property transfer or gains, sales, use, transfer, value added, stock transfer and stamp taxes, any transfer, recording, registration and other fees, and any similar taxes which become payable in connection with the transactions contemplated hereby that are required or permitted to be filed on or before the Effective Time. Alteon shall pay all such taxes and fees.
      6.13. TAX-FREE REORGANIZATION. Alteon and HaptoGuard will each use its commercially reasonable efforts to cause the Merger to be treated as a reorganization within the meaning of Section 368 of the Code. Alteon and HaptoGuard will each make available to the other party and their respective legal counsel copies of all returns requested by the other party.
      6.14. BOARD OF DIRECTORS AND OFFICERS OF THE RESULTING CORPORATION. The Board of Directors of Alteon shall use its best efforts to cause (x) the Resulting Corporation’s Board of Directors, immediately after the Effective Time, to consist of no more than nine persons, and with respect to such Board: (i) to appoint three HaptoGuard nominees, which shall initially consist of Dr. Noah Berkowitz, Mr. Wayne Yetter and Ms. Mary Tanner (ii) to maintain four of Alteon’s directors immediately prior to the Effective Time, which shall initially consist of Kenneth Moch, Thomas Moore, Marilyn Breslow, and George M. Naimark, (iii) to appoint one director who will be an independent director chosen by the foregoing board members and (iv) if requested by the investors in the Financing, to appoint an additional Board member designated by such investors. In addition, the Board of Directors of Alteon agrees that Alteon will use commercially reasonable efforts to take all actions necessary to cause Noah Berkowitz to be the Chief Executive Officer of the Resulting Corporation pursuant to an employment agreement upon mutually agreeable terms and conditions.
      6.15. RE-SALE REGISTRATION STATEMENT. As soon as practicable and in any event within 45 days after the Effective Time, Alteon shall file with the SEC, and thereafter use its commercially reasonable efforts to have declared effective as soon as practicable, a “Re-sale” Registration Statement (a “Re-sale Registration Statement”) pursuant to Rule 415 promulgated under the Securities Act covering the resale by former HaptoGuard stockholders and Genentech of shares of Alteon Common Stock issued pursuant to this Agreement (the “Registrable Shares”). In its discretion, Alteon will be permitted to register any other shares for resale by other eligible selling stockholders using the Re-Sale Registration Statement including those issued in the Financing. Alteon shall use best efforts to keep the Re-Sale Registration Statement continuously effective and usable for the resale of the Registrable Shares covered thereby for a period commencing on the date on which the SEC declares such Re-Sale Registration Statement effective and ending on the earlier of (x) the date upon which the Registrable Shares first become eligible for resale pursuant to Rule 145 under the Securities Act without restriction or (y) the first date upon which all the Registrable Shares covered by such Re-sale Registration Statement have been sold pursuant to such Re-sale Registration Statement.
      6.16. EMPLOYEE BENEFITS. Alteon agrees that all employees of HaptoGuard who continue employment with Alteon or any Subsidiary of Alteon after the Effective Time (“Continuing Employees”) shall be eligible to continue to participate in the HaptoGuard health, vacation, welfare and retirement benefit plans; provided, however, that (i) nothing in this Section 6.16 or elsewhere in this Agreement shall limit the right of Alteon to amend or terminate any such benefit plan or arrangement at any time, and (ii) if Alteon terminates any such plan, then (upon expiration of any appropriate transition period), the Continuing Employees shall be eligible to participate in Alteon’s benefit plans and vacation policies, in each case to the same extent as employees of Alteon in similar positions and at compensation grade levels. Continuing Employees shall receive credit for service time as an employee of HaptoGuard for purposes of eligibility to participate, vesting, and eligibility to receive benefits under any Alteon benefit plan and for purposes of vacation accrual for service accrued or deemed accrued prior to the Effective Time. Nothing in this Section 6.16 or elsewhere in this Agreement, shall be construed to create a right in any employee to continuing employment.
      6.17. STOCKHOLDERS’ REPRESENTATIVE.
      (a) In order to administer efficiently (i) the implementation of the Agreement on behalf of the HaptoGuard stockholders and (ii) the settlement of any dispute with respect to the Agreement, HaptoGuard and the Stockholders hereby designate Mark Cohen or his designee as the HaptoGuard stockholders’ representative (the “Stockholders’ Representative”).
      (b) From and after the Effective Time, HaptoGuard and the Stockholders hereby authorize the Stockholders’ Representative (i) to take all action necessary in connection with the implementation of the Agreement on behalf of the HaptoGuard stockholders or the settlement of any dispute, including, without limitation, with regard to matters pertaining to the indemnification provisions of this Agreement, (ii) to give and receive all notices required to be given under the Agreement and (iii) to take any and all additional action as is contemplated to be taken by or on behalf of the HaptoGuard stockholders by the terms of this Agreement.
      (c) In the event that the Stockholders’ Representative dies, becomes legally incapacitated or resigns from such position, another individual designated by the Stockholders, who shall be identified to Alteon as soon as practicable after the date of this Agreement, shall fill such vacancy and shall be deemed to be the Stockholders’ Representative for all purposes of this Agreement; provided, however, that no change in the Stockholders’ Representative shall be effective until Alteon is given written notice of such change by the Stockholders.
      (d) All decisions and actions by the Stockholders’ Representative as provided in this Section 6.17 shall be binding upon all of the HaptoGuard stockholders, and no HaptoGuard stockholder shall have the right to object, dissent, protest or otherwise contest the same.
      (e) By their execution and/or approval of this Agreement and the Merger, HaptoGuard and the HaptoGuard stockholders agree that:

(i) Alteon shall be able to rely conclusively on the instructions and decisions of the Stockholders’ Representative as to any actions required or permitted to be taken by the HaptoGuard stockholders or the Stockholders’ Representative hereunder, and no party hereunder shall have any cause of action against Alteon for any action taken by Alteon in reliance upon the instructions or decisions of the Stockholders’ Representative;

(ii) all actions, decisions and instructions of the Stockholders’ Representative shall be conclusive and binding upon all of the HaptoGuard stockholders and no HaptoGuard stockholder shall have any cause of action against the Stockholders’ Representative for any action taken, decision made or instruction given by the Stockholders’ Representative under this Agreement, except for fraud or willful breach of this Agreement by the Stockholders’ Representative; and

(iii) the provisions of this Section 6.17 are independent and severable, shall constitute an irrevocable power of attorney, coupled with an interest and surviving death, dissolution or liquidation, to the extent permitted by law, granted by HaptoGuard and the HaptoGuard stockholders to the Stockholders’ Representative and shall be binding upon the executors, heirs, legal representatives and successors of each HaptoGuard stockholder.
      (f) All fees and expenses incurred by the Stockholders’ Representative shall be paid by the HaptoGuard stockholders severally to the extent of their pro rata interest in the Alteon Common Stock.
      6.18. INTERIM PAYMENTS TO HAPTOGUARD.
      (a) In order to allow HaptoGuard to continue its clinical development programs and in consideration for HaptoGuard’s agreement to provide Noah Berkowitz and Malcolm MacNab to provide advice and counsel to Alteon during the period from the Agreement Effective Date to the Effective Time with respect to the clinical development of alagebrium, Alteon shall provide to HaptoGuard an amount equal to $140,000 per month, payable one month in advance upon the Agreement Effective Date (for the pro rata amount of such remaining month) and thereafter on the first day of each calendar month, subject to adjustment by agreement of such parties upon any material changes in personnel or clinical development programs. Such amounts shall be applied by HaptoGuard to payment of salaries and existing clinical development programs, or additional programs as agreed upon by such parties, going forward and shall not be used to pay existing liabilities of

HaptoGuard or to distribute amounts to its stockholders, except as agreed to in writing between HaptoGuard and Alteon.
      (b) In consideration for HaptoGuard’s agreement to provide advice and counsel to Alteon with respect to the corporate and scientific development of Alteon IP Rights for the period from January 1, 2006 through the Effective Time, as more fully set forth in that certain Consulting Agreement dated April 4, 2006 between Alteon and HaptoGuard. Alteon has agreed to pay HaptoGuard an amount equal to $125,000, $75,000 of which was paid to HaptoGuard on April 4, 2006 and the remainder of which is payable on or before May 1, 2006. Such amounts shall be applied by HaptoGuard to payment of salaries and existing clinical development programs, or additional programs as agreed upon by such parties, going forward and shall not be used to pay existing liabilities of HaptoGuard or to distribute amounts to its stockholders, except as agreed to in writing between HaptoGuard and Alteon.
      6.19. NON-INTERFERENCE. Without the prior written consent of HaptoGuard, no party to this Agreement (other than HaptoGuard) shall, directly or indirectly, through any officer, director, employee, consultants, representative or agent of such party, for the period beginning on the date of this Agreement and ending on the earlier of the Effective Time or (a) March 28, 2008 only with respect to Alteon or (b) the date of termination of the Merger Agreement only with respect to Genentech, initiate or continue (to the extent the following activities have taken place prior to the date of this Agreement) any inquiries, discussions, negotiations, proposals or offers with Oxis International (“Oxis”), or any of its officers, directors, employees, consultants, representatives or agents, regarding any (i) license, acquisition, or similar transactions involving the subject matter that forms the basis of the Exclusive Supply and License Agreement between HaptoGuard and Oxis dated September 28, 2004, as amended, and (ii) acquisition, merger, take-over bid, sale of substantial assets, sale of shares of capital stock (including without limitation by way of a tender offer) or similar transactions involving Oxis.
ARTICLE VII
CONDITIONS TO THE MERGER
      7.1. CONDITIONS TO OBLIGATION OF EACH PARTY TO EFFECT THE MERGER. The respective obligations of each party to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following conditions:

(a) Governmental Approvals. All approvals of, declarations or filings, with any Governmental Authority necessary for the consummation of the Merger, if any, shall have been obtained or made, with “Governmental Authority” defined as any governmental agency, authority, department, commission, board, bureau, court or arbitration tribunal of the United States, any domestic state, locality or any foreign country, and any political subdivision or agency thereof, and includes any authority having governmental or quasi-governmental powers, including any administrative agency or commission, and any Self-Regulatory Organization, as defined in Section 3(a)(26) of the Exchange Act;

(b) Stockholder Approval. This Agreement shall have been approved and adopted, and the Merger shall have been approved and adopted, by the requisite vote, under applicable law, by the stockholders of both HaptoGuard and Alteon; and the issuance of shares of Alteon Common Stock by virtue of the Merger shall have been approved by the requisite vote under the AMEX rules by the stockholders of Alteon;

(c) No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order (whether temporary, preliminary or permanent) issued by any court of competent jurisdiction or other legal restraint or prohibition (an “Injunction”) preventing the consummation of the Merger on substantially identical terms and conferring upon Alteon substantially all the rights and benefits as contemplated herein, shall be in effect, nor shall any proceeding brought by any administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, seeking any of the foregoing be pending; and there shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Merger, which makes the consummation of the Merger on substantially identical terms and conferring upon Alteon substantially all the rights and benefits as contemplated herein, illegal;

      7.2. ADDITIONAL CONDITIONS TO OBLIGATIONS OF ALTEON. The obligations of Alteon to effect the Merger are also subject to the following conditions:

(a) Representations and Warranties. The representations and warranties of HaptoGuard contained in this Agreement (together with the HaptoGuard Disclosure Schedule) shall be true and correct in all respects on and as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, except for those representations and warranties which address matters only as of a particular date (which shall remain true and correct as of such date); and Alteon shall have received a certificate to such effect signed by the President and Chief Financial Officer of HaptoGuard;

(b) Agreements and Covenants. HaptoGuard shall have performed or complied with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time, and Alteon shall have received a certificate to such effect signed by the President and Chief Financial Officer of HaptoGuard;

(c) Consents Obtained. Alteon shall have received evidence, in form and substance satisfactory to it, that all material consents, waivers, approvals, authorizations or orders required to be obtained, and all filings to be made, by HaptoGuard, as listed on Schedule 6 hereto, shall have been obtained and made by HaptoGuard;

(d) Governmental Actions. There shall not have been instituted, pending or threatened any action or proceeding (or any investigation or other inquiry that might result in such an action or proceeding) by any governmental authority or administrative agency before any governmental authority, administrative agency or court of competent jurisdiction, nor shall there be in effect any judgment, decree or order of any governmental authority, administrative agency or court of competent jurisdiction, in either case, seeking to prohibit or limit Alteon from exercising all material rights and privileges pertaining to its ownership of the Surviving Corporation or the ownership or operation by Alteon of all or a material portion of the business or assets of Alteon, or seeking to compel Alteon or any of its subsidiaries to dispose of or hold separate all or any material portion of the business or assets of Alteon as a result of the Merger or the transactions contemplated by this Agreement;

(e) Lock-Up Agreements. Alteon shall have received from each person who is identified in Section 6.6 of the HaptoGuard Disclosure Schedule as a HaptoGuard Lock-Up Person, a Lock-Up Agreement, and such agreement shall be in full force and effect;

(f) Material Agreements. HaptoGuard shall have received all consents and approvals to the Merger, if any, under the Exclusive License and Supply Agreement dated September 28, 2004, as amended, between Oxis International and HaptoGuard, Inc. and such agreement shall be in full force and effect and duly enforceable with no defaults or breaches existing or asserted, and no basis for any default or breach existing, thereunder, as determined by Alteon in its sole reasonable discretion.

(g) Other Deliveries. Alteon shall have received such other certificates and instruments (including without limitation certificates of good standing of HaptoGuard in its jurisdiction of organization and the various foreign jurisdictions in which it is qualified, certified charter documents, certificates as to the incumbency of officers and the adoption of authorizing resolutions) as it shall reasonably request in connection with the Closing.

(h) Voting Agreement. Noah Berkowitz and Noah Berkowitz as trustee for the NB Family Trust shall have entered into Voting Agreements, substantially in the form of Exhibit A hereto, and such agreement shall be in full force and effect.

      7.3. ADDITIONAL CONDITIONS TO OBLIGATIONS OF HAPTOGUARD. The obligation of HaptoGuard to effect the Merger is also subject to the following conditions:

(a) Representations and Warranties. The representations and warranties of Alteon contained in this Agreement (together with the Alteon Disclosure Schedule) shall be true and correct in all respects on and as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, except for those representations and warranties which address matters only as of a particular date (which shall remain true and correct as of such date); and HaptoGuard shall have received a certificate to such effect signed by the President and Chief Financial Officer of Alteon;

(b) Agreements and Covenants. Alteon shall have performed or complied with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time, except to the extent any such non-performance or non-compliance would not have a Material Adverse Effect on Alteon, and HaptoGuard shall have received a certificate to such effect signed by the President and Chief Financial Officer of Alteon;

(c) Consents Obtained. HaptoGuard shall have received evidence, in form and substance satisfactory to it, that all material consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by Alteon for the authorization, execution and delivery of this Agreement and the consummation by them of the transactions contemplated hereby shall have been obtained and made by Alteon;

(d) Governmental Actions. There shall not have been instituted, pending or threatened any action or proceeding (or any investigation or other inquiry that might result in such an action or proceeding) by any governmental authority or administrative agency before any governmental authority, administrative agency or court of competent jurisdiction, nor shall there be in effect any judgment. decree or order of any governmental authority, administrative agency or court of competent jurisdiction, in either case, seeking to prohibit or limit HaptoGuard from exercising all material rights and privileges pertaining to its ownership of the Surviving Corporation or the ownership or operation by HaptoGuard of all or a material portion of the business or assets of HaptoGuard, or seeking to compel HaptoGuard to dispose of or hold separate all or any material portion of the business or assets of HaptoGuard, as a result of the Merger or the transactions contemplated by this Agreement;

(e) Other Deliveries. HaptoGuard shall have received such other certificates and instruments (including without limitation certificates of good standing of Alteon in its jurisdiction of organization and the various foreign jurisdictions in which it is qualified, certified charter documents, certificates as to the incumbency of officers and the adoption of authorizing resolutions) as it shall reasonably request in connection with the Closing.

(f) Options. All options to purchase HaptoGuard Common Stock then outstanding under the HaptoGuard Stock Option Plan shall be assumed by Alteon in accordance with Section 6.5.

(g) Employment Agreement. Alteon shall have assumed HaptoGuard’s obligations under HaptoGuard’s employment agreement with Noah Berkowitz dated March 1, 2005.
      7.4.     CONDITIONS TO OBLIGATIONS OF GENENTECH. Unless waived in writing by Genentech, this Agreement shall not be binding on Genentech and Genentech shall be under no obligation to consummate the transactions contemplated hereunder, if, prior to the Closing;
      (a) Certificate of Designations. Alteon shall not have filed an amendment to its Certificate of Designations for its Series G Preferred Stock and Series H Preferred Stock in the forms attached hereto as Exhibit D with the Secretary of State of Delaware; or
      (b) AMEX Listing. The shares of Alteon Common Stock issuable to Genentech upon conversion of the shares of Series G Preferred Stock and Series H Preferred Stock held by Genentech shall not have been approved for listing on the AMEX, subject to official notice of issuance.
      (c) Representations and Warranties.

      (i) The representations and warranties of Alteon contained in this Agreement (together with the Alteon Disclosure Schedule) shall not be true and correct in all material respects on and as of the Closing, with the same force and effect as if made on and as of the Closing, except for those representations and warranties which address matters only as of a particular date (which shall remain true and correct as of such date); or
      (ii) The representations and warranties of HaptoGuard contained in this Agreement (together with the HaptoGuard Disclosure Schedule) shall not be true and correct in all material respects on and as of the Closing, with the same force and effect as if made on and as of the Closing, except for those representations and warranties which address matters only as of a particular date (which shall remain true and correct as of such date);
      (d) Agreements and Covenants.
      (i) Alteon shall not have performed or complied with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing, except to the extent any such non-performance or non-compliance would not have a Material Adverse Effect on Alteon; or
      (ii) HaptoGuard shall not have performed or complied with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing, except to the extent any such non-performance or non-compliance would not have a Material Adverse Effect on HaptoGuard; or
      (e) Compliance Certificates.
      (i) Genentech shall not have received a compliance certificate signed by a duly authorized officer of Alteon as of the Closing certifying (A) the number of shares of Alteon Preferred Stock Genentech is required to convert into Alteon Common Stock and transfer to HaptoGuard pursuant to Section 1.7(b), (B) the number of shares of Alteon Preferred Stock Genentech is required to convert into Alteon Common Stock and retain pursuant to Section 1.7(a), (C) the number of shares of Alteon Preferred Stock Genentech is required to transfer to Alteon pursuant to Section 1.7(c), (D) that the representations and warranties of Alteon contained in this Agreement (together with the Alteon Disclosure Schedule) were true and correct in all material respects on and as of the Closing, with the same force and effect as if made on and as of the Closing, except for those representations and warranties which address matters only as of a particular date (which remain true and correct as of such date), and (E) that Alteon performed or complied with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing, except to the extent any such non-performance or non-compliance would not have a Material Adverse Effect on Alteon; or
      (ii) Genentech shall not have received a compliance certificate signed by a duly authorized officer of HaptoGuard as of the Closing certifying (A) that the representations and warranties of HaptoGuard contained in this Agreement (together with the HaptoGuard Disclosure Schedule) were true and correct in all material respects on and as of the Closing, with the same force and effect as if made on and as of the Closing, except for those representations and warranties which address matters only as of a particular date (which remain true and correct as of such date), and (B) that HaptoGuard performed or complied with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing, except to the extent any such non-performance or non-compliance would not have a Material Adverse Effect on HaptoGuard.
ARTICLE VIII
TERMINATION
      8.1. TERMINATION. This Agreement may be terminated at any time prior to the Effective Time, notwithstanding approval thereof by the stockholders of HaptoGuard and the Board of Directors of Alteon:

(a) by mutual written consent duly authorized by the Boards of Directors of Alteon and HaptoGuard; or

(b) by either Alteon or HaptoGuard if the Merger shall not have been consummated by August 30, 2006 (provided that the right to terminate this Agreement under this Section 8.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of or resulted in the failure of the Merger to occur on or before such date); or

(c) by any of Alteon, HaptoGuard or Genentech if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission shall have issued a non-appealable final order, decree or ruling or taken any other action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger; or

(d) by either Alteon or HaptoGuard, if the required approvals of the stockholders of Alteon or HaptoGuard contemplated by this Agreement shall not have been obtained by reason of the failure to obtain the requisite vote upon a vote taken at a meeting of stockholders convened therefor or at any adjournment thereof (provided that the right to terminate this Agreement under this Section 8.1(d) shall not be available to any party where the failure to obtain stockholder approval of such party shall have been caused by the action or failure to act of such party in breach of this Agreement); or

(e) by Alteon or HaptoGuard, upon a breach of any covenant or agreement on the part of HaptoGuard or Alteon, respectively, set forth in this Agreement, in either case, such that the conditions set forth in Section 7.2(b) or Section 7.3(b), would not be satisfied (a “Terminating Breach”), provided that, if such Terminating Breach is curable prior to the expiration of ten (10) days from its occurrence by Alteon or HaptoGuard, as the case may be, through the exercise of its commercially reasonable efforts and for so long as Alteon or HaptoGuard, as the case may be, continues to exercise such commercially reasonable efforts, neither HaptoGuard nor Alteon, respectively, may terminate this Agreement under this Section 8.1(e) unless such 10-day period expires without such Terminating Breach having been cured; or

(f) by either Alteon or HaptoGuard, if either is not in material breach of any of its obligations under this Agreement, if any representation or warranty on the part of the other party set forth in this Agreement or Genentech proves to have been untrue prior to the Effective Time, if such failure to be true would reasonably be likely to have a Material Adverse Effect and such representation or warranty is not made true within ten (10) business days of the date such representation or warranty became untrue.

(g) by Genentech if it is not in material breach of any of its obligations under this Agreement, if any representation or warranty on the part of Alteon or HaptoGuard set forth in this Agreement proves to have been untrue prior to the Effective Time, if such failure to be true would reasonably be likely to have a Material Adverse Effect with respect to either Alteon or HaptoGuard and such representation or warranty is not made true within ten (10) business days of the date such representation or warranty became untrue; or

(h) by Genentech upon a breach of any covenant or agreement on the part of HaptoGuard or Alteon set forth in this Agreement, in either case, such that any of the conditions set forth in Section 7.4 would not be satisfied, provided that, if such Terminating Breach is curable prior to the expiration of ten (10) days from its occurrence by Alteon or HaptoGuard, as the case may be, through the exercise of its commercially reasonable efforts and for so long as Alteon or HaptoGuard, as the case may be, continues to exercise such commercially reasonable efforts, Genentech may not terminate this Agreement under this Section 8.1(h) unless such 10-day period expires without such breach having been cured.
      8.2. NOTICE OF TERMINATION; EFFECT OF TERMINATION. Any termination of this Agreement under Section 8.1 above will be effective immediately upon the delivery of written notice of the terminating party to the other parties hereto. In the event of the termination of this Agreement pursuant to Section 8.1, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto or any of its affiliates, directors, officers or stockholders except (i) as set forth in Section 8.3 and Article IX hereof, and (ii) nothing herein shall relieve any party from liability for any willful breach hereof. No termination of this Agreement shall affect the obligations of the parties contained in the Confidentiality Agreement, all of which obligations shall survive termination of this Agreement in accordance with its terms.

      8.3. FEES AND EXPENSES.
      (a) Except as set forth in this Section 8.3, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, whether or not the Merger is consummated; in addition, Resulting Corporation shall be solely responsible for all fees and expenses incurred in relation to the preparation, printing and filing of the Re-sale Registration Statement, including without limitation financial statements and exhibits and any amendments or supplements thereto. Alteon shall be responsible for all fees and expenses incurred in relation to the preparation, printing, and distribution of the Proxy Statement, including any amendments or supplements thereto, provided that HaptoGuard shall pay the incremental costs for distributing the Proxy Statement to the shareholders of HaptoGuard and its costs in providing information for inclusion in the proxy statement. For clarity, the shareholders of HaptoGuard shall not be required to pay any fees and expenses incurred by any party to this Agreement in connection with this Agreement.
      (b) HaptoGuard shall pay Alteon (x) a fee of $440,000 and (y) any amounts paid to HaptoGuard pursuant to Section 6.18(a) hereof upon the termination of this Agreement by Alteon pursuant to Section 8.1(d) (in the event of the failure to receive HaptoGuard stockholder approval), Section 8.1(e) (but only with respect to a termination for a breach of any material covenant or agreement), provided that at the time of such termination Alteon is not in material breach of any of the covenants or agreements set forth in this Agreement that are applicable to Alteon) or Section 8.1(f).
      (c) Alteon shall pay HaptoGuard a fee of $440,000 upon the termination of this Agreement by HaptoGuard pursuant to Section 8.1(d) (in the event of the failure to receive Alteon stockholder approval), Section 8.1(e) (but only with respect to a termination for a breach of any material covenant or agreement, provided that at the time of such termination HaptoGuard is not in material breach of any of the covenants or agreements set forth in this Agreement that are applicable to HaptoGuard) or Section 8.1(f).
      (d) The fee payable pursuant to a termination under Sections 8.1(d) or 8.1(e) shall be paid within one business day after the first to occur of the events described in such sections.
      (e) Within thirty (30) days of receiving an invoice from Genentech with supporting documentation attached, Alteon shall pay 100% of Genentech’s legal fees up to an amount of $50,000. In the event that such fees exceed $50,000, Alteon will pay 50% of such excess, up to an additional $25,000 to be paid by Alteon. In no case will Alteon pay more than $75,000 for such legal fees.
ARTICLE IX
INDEMNIFICATION
      9.1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

(a) “Event of Indemnification” shall mean the untruth, inaccuracy or breach of any representation or warranty by HaptoGuard or by Alteon contained in Article III hereof, including any Third Party Claims (as defined below) based on the foregoing or willful breach by Alteon of any covenant contained in Sections 1.8 or 8.3(e).

(b) “Indemnified Persons” shall mean and include (i) with respect to an Event of Indemnification arising under Article II, Alteon and the Surviving Corporation and their respective Affiliates, successors and assigns, and the respective officers and directors of each of the foregoing (the “Stockholder Indemnified Persons”), (ii) with respect to an Event of Indemnification arising under Article III, each of the Stockholders and their respective Affiliates, successors and assigns, and the respective officers and directors of each of the foregoing (the “Alteon Indemnified Persons”), and (iii) with respect to an Event of Indemnification arising under Sections 1.8 or 8.3(e), Genentech and each of its Affiliates, successors and assigns, and the respective officers and directors of each of the foregoing.

(c) “Indemnifying Persons” shall mean and include (i) with respect to an Event of Indemnification arising under Article II, each of the Stockholders and its or his respective successors, assigns, heirs and legal representatives and estate (the “Stockholder Indemnifying Persons”) and (ii) with respect to an Event of Indemnification arising under Article III and Sections 1.8 and 8.3(e), the Surviving Corporation and its successors and assigns (the “Alteon Indemnifying Persons”).

(d) “Losses” shall mean any and all losses, claims, shortages, damages, liabilities, expenses (including reasonable attorneys’ and accountants’ fees), assessments, HaptoGuard Taxes or Alteon Taxes, as applicable (including interest or penalties thereon), sustained, suffered or incurred by any Indemnified Person arising from or in connection with any such matter that is the subject of indemnification under Section 9.2 hereof.

      9.2. INDEMNIFICATION GENERALLY. Subject to Section 9.3, the Indemnifying Persons shall, severally but not jointly, indemnify the Indemnified Persons from and against any and all Losses arising from or in connection with any Event of Indemnification.
      9.3. LIMITATIONS ON INDEMNIFICATION. Notwithstanding the foregoing, the right to indemnification under this Section 9 shall be subject to the following terms:

(a) No indemnification shall be payable pursuant to Section 9.2 to any Indemnified Person other than Genentech unless and until the amount of all Losses incurred pursuant to Article II or Article III, as the case may be, exceed $100,000 in the aggregate, whereupon indemnification pursuant to such Event of Indemnification shall be payable for such claims without any deduction.

(b) The aggregate liability of the Indemnifying Persons for indemnification pursuant to Section 9.2 shall not exceed 10% of the aggregate Merger Consideration, other than in the case of an Event of Indemnification pursuant to Section 1.8, which shall not be limited.

(c) No indemnification shall be payable pursuant to Section 9.2 to any Indemnified Person other than Genentech for claims asserted other than as set forth in Section 9.4.

(d) All indemnification claims by Alteon Indemnified Persons may be satisfied, at the option of the Stockholder who is the Indemnifying Person with respect to such claim, by either (i) cash or (ii) surrender of shares of Alteon Common Stock, valued at the fair market value of such shares at such time, based on the average closing price of a share of Alteon Common Stock on AMEX over the 20 trading days ending on the trading day prior to the transfer to Alteon Indemnified Persons. Except in the case of Losses arising from fraud or intentional misrepresentation, the Alteon Indemnified Persons’ sole recourse for claims for Losses shall be to the shares of Alteon Common Stock received by the Stockholder Indemnifying Persons in the Merger unless a Stockholder, in its sole discretion, shall otherwise agree in writing to make payment of its indemnification liability by other means.

(e) No Stockholder (nor any of such Stockholder’s successors, assigns, heirs and legal representatives or estates) shall be liable for the fraud or willful, intentional or reckless misrepresentation or willful omission of a material fact by another Stockholder.

(f) A Stockholder Indemnifying Person’s indemnification obligations for Losses shall not be in excess of the value of the Merger Consideration received by such Stockholder, valued as set forth in Section 9.3(d). Other than with respect to an Event of Indemnification arising from a breach of a covenant by Alteon under Section 1.8, the Alteon Indemnifying Persons’ indemnification obligations for Losses shall not be in excess of the value of the Merger Consideration delivered to the Stockholders, valued as set forth in Section 9.3(d).

(g) Other than with respect to an Event of Indemnification arising from a breach of a covenant by Alteon under Sections 1.8 and 8.3(e), in determining the amount of any indemnity, there shall be taken into account any tax benefit, insurance proceeds or other similar recovery or offset realized, directly or indirectly, by the party to be indemnified.
      9.4. ASSERTION OF CLAIMS.
      (a) Other than with respect to an Event of Indemnification arising from a breach of a covenant in Sections 1.8 and 8.3(e), no claim shall be brought under Section 9.2 hereof unless the Indemnified Persons, or any of them, at any time prior to the date that is 12 months following the date of this Agreement, give the applicable Indemnifying Person or Persons and the Stockholder Representative (a) a written notice of the existence of any such claim, specifying the nature and basis of such claim and the amount thereof, to the extent known or (b) written notice pursuant to Section 9.5 of any third party claim, the existence of which might give rise to such a claim. The failure so to provide such notice to the Indemnifying Persons and the Stockholder Representative will not relieve the Indemnifying Persons from any liability which they may have to the Indemnified Persons under this Agreement (unless and only to the extent that such failure results in the loss or compromise of any rights or defenses of the Indemnifying Persons and they were not otherwise aware of such action or claim). Upon the giving of such written notice as aforesaid, the Indemnified Persons, or any of them, shall have the right to commence legal proceedings prior to the Expiration Date (as defined below) for the claim involved; it being understood that the Expiration Date shall not apply to an Event of Indemnification arising pursuant to a breach of covenant by Alteon under Sections 1.8 or 8.3(e).
      (b) The Stockholder Representative may reply to a claim made under Section 9.2 hereof by written notice given to the Indemnified Persons, which notice shall state whether the Stockholder Representative agrees or disagrees that a claim asserted by the Indemnified Persons is a valid claim under this Agreement and agrees or disagrees with respect to the amount of the damages set forth in such claim. If, within thirty (30) days after receipt of the claim (the “Indemnity Notice Period”), the Stockholder Representative does not give to the Indemnified Persons a notice which asserts that a dispute exists with respect to such claim, specifying the nature and amount of such dispute, or if the Stockholder Representative gives notice that the claim is uncontested, then Alteon shall cause the Indemnifying Persons to deliver to the Indemnified Persons such number of shares of Alteon Common Stock representing the amount of the damages claimed, valued at the then fair market value of such shares.
      (c) Disputed Claims. If the notice given by the Stockholder Representative as provided in Section 9.4(b) hereof disputes the claim or claims asserted in the demand by the Indemnified Persons or the amount of Losses thereof within the Indemnity Notice Period (a “Disputed Claim”), then the demand shall be treated as a Disputed Claim and shall be settled by binding arbitration in accordance with Section 10.14 below.
      9.5. NOTICE AND DEFENSE OF THIRD PARTY CLAIMS. Losses resulting from the assertion of liability by third parties (each, a “Third Party Claim”) shall be subject to the following terms and conditions:

(a) The Indemnified Persons shall promptly give written notice to the applicable Indemnifying Persons and the Stockholder Representative of any Third Party Claim that might give rise to any Loss by the Indemnified Persons, stating the nature and basis of such Third Party Claim, and the amount thereof to the extent known. Such notice shall be accompanied by copies of all relevant documentation with respect to such Third Party Claim, including, without limitation, any summons, complaint or other pleading that may have been served, any written demand or any other document or instrument. Notwithstanding the foregoing, the failure to provide notice as aforesaid to the applicable Indemnifying Persons and the Stockholder Representative will not relieve the Indemnifying Persons from any liability which they may have to the Indemnified Persons under this Agreement or otherwise (unless and only to the extent that such failure directly results in the loss or compromise of any rights or defenses of the Indemnifying Person and they were not otherwise aware of such action or claim).

(b) The Indemnified Persons shall defend any Third Party Claims with counsel of their own choosing, and shall act reasonably and in accordance with their good faith business judgment in handling such Third Party Claims, provided that no Third Party Claim may be settled without the consent of the Indemnifying Persons. The Stockholder and the Indemnifying Persons, on the one hand, and the Indemnified Persons, on the other hand, shall make available to each other and their counsel and accountants all books and records and information relating to any Third Party Claims, keep each other fully apprised as to the details and progress of all proceedings relating thereto and render to each other such assistance as may be reasonably required to ensure the proper and adequate defense of any and all Third Party Claims.
      9.6. SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

      The representations, warranties, covenants and agreements of HaptoGuard and the Stockholders set forth in this Agreement and in any certificate, exhibit or schedule hereto shall survive until twelve (12) months from the Effective Time, except with respect to the representations set forth in Sections 2.7 and 2.14 hereof, which shall survive until the expiration of the applicable statutes of limitations with respect to such claims (the date of expiration of such representations, warranties, covenants and agreements being the “Expiration Date”). Such survival shall not be affected by any examination made for or on behalf of the Indemnified Parties or the knowledge of any of the Indemnified Parties’ officers, directors, stockholders, employees, agents or affiliates. No demand or notice of a Third Party Claim may be made after the Expiration Date; however, any demands or notices of Third Party Claims asserted in writing prior to the Expiration Date shall survive until finally resolved and satisfied in full and the Expiration Date shall be so extended. If a claim for indemnification is made before expiration of such period, then (notwithstanding the expiration of such time period) the representation, warranty, covenant or agreement applicable to such claim shall survive until, but only for purposes of, the resolution of such claim.
ARTICLE X
GENERAL PROVISIONS
      10.1. EFFECTIVENESS OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Except as otherwise provided in this Agreement, the representations, warranties and agreements of each party hereto shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any other party hereto, any person controlling any such party or any of their officers or directors, whether prior to or after the execution of this Agreement. Except as provided elsewhere in this Agreement, the representations, warranties and agreements in this Agreement shall terminate at the Effective Time or upon the termination of this Agreement pursuant to Section 8.1, as the case may be, except that the agreements set forth in Sections 1.8, 6.5, 6.6, 6.7, 6.8, 6.9 and 6.13 shall survive the Effective Time indefinitely and those set forth in Section 8.3 shall survive termination indefinitely. The Confidentiality Agreement shall remain in full force and effect and shall survive termination of this Agreement as provided therein.
      10.2. NOTICES. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered if delivered personally, three days after being sent by registered or certified mail (postage prepaid, return receipt requested), one day after dispatch by recognized overnight courier (provided delivery is confirmed by the carrier) and upon transmission by telecopy, confirmed received, to the parties at the following addresses (or at such other address for a party as shall be specified by like changes of address):
      (a) If to Alteon or Merger Sub:

Alteon Inc.
6 Campus Drive
Parsippany, NJ 07054
Attn: President

With a copy to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
One Financial Center
Boston, MA 02111
Attn: William T. Whelan, Esq.
      (b) If to HaptoGuard:

HaptoGuard, Inc.
2050 Center Avenue, Suite 200
Fort Lee, NJ 07024
Attn: President

With a copy to:

Torys LLP
79 Wellington Street W
Toronto, Ontario M5K 1N2
Attn.: Cheryl Reicin, Esq.
      (c) If to Genentech:

Genentech, Inc.
1 DNA Way
South San Francisco, CA 94080
Attn: Stephen G. Juelsgaard and Thomas T. Thomas, II
      10.3. CERTAIN DEFINITIONS. For purposes of this Agreement, the term:

(a) “affiliates” means a person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first mentioned person, including, without limitation, any partnership or joint venture in which HaptoGuard or Alteon, as the case may be, (either alone, or through or together with any other subsidiary) has, directly or indirectly, an interest of 10 percent or more;

(b) “business day” means any day other than a day on which banks in Boston are required or authorized to be closed;

(c) “person” means a person, corporation, partnership, association, trust, unincorporated organization, other entity or group (as defined in Section 13(d)(3) of the Exchange Act); and

(d) “subsidiary” or “subsidiaries” of the Surviving Corporation, Alteon or any other person means any corporation, partnership, joint venture or other legal entity of which the Surviving Corporation, Alteon or such other person, as the case may be (either alone or through or together with any other subsidiary), owns, directly or indirectly, more than 50% of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.
      10.4. AMENDMENT. This Agreement may be amended by HaptoGuard and Alteon by action taken by or on behalf of their respective Boards of Directors at any time prior to the Effective Time; provided, however, that, after approval of the Merger by the stockholders of HaptoGuard and the Board of Directors of Alteon, no amendment may be made which by law requires further approval by such stockholders or Board of Directors without such further approval. Notwithstanding the provisions of this Section 10.4, no amendment may be made with respect to Article IV, Article IX, Article X, Sections 1.7(a), 1.7(b), 1.7(c), 1.8(a), 1.8(b), 1.9, 1.12, 2.1, 2.4, 3.1, 3.2, 3.3, 3.4, 3.5, 6.9, 6.10, 6.11, 6.15, 7.2(c), 8.1(f), or 8.3(e) without the written consent of Genentech. In addition, notwithstanding the provisions of this Section 10.4, no other provision of this Agreement may be amended without the prior written consent of Genentech if it would change or alter the rights or obligations of Genentech under this Agreement. This Agreement may not be amended except by an instrument in writing signed by HaptoGuard and Alteon, and if applicable, Genentech.
      10.5. WAIVER. At any time prior to the Effective Time, any party hereto may, with respect to any other party hereto, (a) extend the time for the performance of any of the obligations or other acts, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound
      10.6. HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      10.7. SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.
      10.8. ENTIRE AGREEMENT. Upon the Closing, this Agreement will constitute the entire agreement and supersedes all prior agreements and undertakings (other than the Confidentiality Agreement), including without limitation the Stock Purchase Agreement between Alteon and Genentech dated December 1, 1997 and the Development Collaboration and License Agreement between Alteon and Genentech dated December 1, 1997, each as amended by the Amendment to Stock Purchase Agreement and Development Collaboration and License Agreement dated April 29, 1998, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and, except as otherwise expressly provided herein, are not intended to confer upon any other person any rights or remedies hereunder.
      10.9. ASSIGNMENT. No party may assign this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other parties hereto.
      10.10. PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, expressed or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, other than Section 6.7 (which is intended to be for the benefit of the Indemnified Parties and may be enforced by such Indemnified Parties).
      10.11. FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.
      10.12. GOVERNING LAW. This agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware applicable to contracts executed and fully performed within the State of Delaware.
      10.13. COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.
      10.14. ARBITRATION. Except as provided in Section 1.8(c), any controversy, dispute or claim arising out of or in connection with this Agreement among the parties hereto, including any Disputed Claim under Article IX, or the breach, termination or validity hereof, shall be settled by final and binding arbitration to be conducted by an arbitration tribunal in New York, New York pursuant to the rules of the American Arbitration Association. The arbitration tribunal shall consist of three arbitrators. The party initiating arbitration shall nominate one arbitrator in the request for arbitration and the other party shall nominate a second in the answer thereto within thirty (30) days of receipt of the request. The two arbitrators so named will then jointly appoint the third arbitrator. If the answering party fails to nominate its arbitrator within the thirty (30) day period, or if the arbitrators named by the parties fail to agree on the third arbitrator within sixty (60) days, the office of the American Arbitration Association in New York, New York shall make the necessary appointments of such arbitrator(s). The arbitration tribunal shall have no power to award (i) damages inconsistent with this Agreement or (ii) punitive damages or any other damages not measured by the prevailing party’s actual damages, and the parties expressly waive their right to obtain such damages in arbitration or in any other forum. The decision or award of the arbitration tribunal (by a majority determination, or if there is no majority, then by the determination of the third arbitrator, if any) shall be final, and judgment upon such decision or award may be entered in any competent court or application may be made to any competent court for judicial acceptance of such decision or award and an order of enforcement. In the event of any procedural matter not covered by the aforesaid rules, the procedural law of the State of New York shall govern.
      10.15. NO LIABILITY TO STOCKHOLDERS. Notwithstanding anything to the contrary contained herein, Genentech shall not have any liability to any of the stockholders of Alteon or HaptoGuard with respect to this Agreement or any of the transactions contemplated hereunder.

      IN WITNESS WHEREOF, Alteon and HaptoGuard have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

ALTEON INC.

By:

Kenneth I. Moch
Its: President and Chief Executive Officer

HAPTOGUARD, INC.

By:

Noah Berkowitz
Its: President and Chief Executive Officer

GENENTECH, INC.

By:

[NAME]
Its: [TITLE]

ALTEON MERGER SUB, INC.

By:

Kenneth I. Moch
Its: President

ANNEX B
VOTING AGREEMENT
      VOTING AGREEMENT (the “Agreement”), dated as of April 19, 2006, between the undersigned stockholder (“Stockholder”) of HaptoGuard, Inc., a Delaware corporation (the “Company”), and Alteon Inc., a Delaware corporation (“Buyer”).
      WHEREAS, concurrently with the execution of this Agreement, the Company, Buyer and Alteon Merger Sub, Inc., a wholly-owned subsidiary of Buyer (“Merger Sub”), have entered into an Agreement and Plan of Merger (as the same may be amended from time to time, the “Merger Agreement”), providing for, inter alia, the merger (the “Merger”) of the Company with and into Merger Sub pursuant to the terms and conditions of the Merger Agreement;
      WHEREAS, as a condition to their willingness to enter into the Merger Agreement, Buyer and Merger Sub have requested that Stockholder make certain representations, warranties, covenants and agreements with respect to the shares of common stock, par value $0.01 per share (the “Shares”), of the Company beneficially owned by Stockholder and set forth opposite Stockholder’s signature on the signature page hereto (the “Stockholder Shares”); and
      WHEREAS, in order to induce Buyer and Merger Sub to enter into the Merger Agreement, Stockholder is willing to make certain representations, warranties, covenants and agreements with respect to the Stockholder Shares;
      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:
      1. Representations of Stockholder. Stockholder represents and warrants to Buyer and Merger Sub that (a) Stockholder lawfully owns beneficially (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) and of record all of the Stockholder Shares free and clear of all liens, claims, charges, security interests or other encumbrances (other than pursuant to this Agreement, the Merger Agreement or state or federal securities laws) and, except pursuant to this Agreement, the Merger Agreement or state or federal securities laws, there are no options, warrants or other rights, agreements, arrangements or commitments of any character to which Stockholder is a party relating to the pledge, disposition or voting of any Shares and there are no voting trusts or voting agreements with respect to the Stockholder Shares, (b) Stockholder does not beneficially own any Shares other than the Stockholder Shares and except as set forth opposite Stockholder’s signature on the signature page hereto, does not have any options, warrants or other rights to acquire any additional Shares or any security exercisable for or convertible into Shares, and (c) Stockholder has full power and authority to enter into, execute and deliver this Agreement and to perform fully Stockholder’s obligations hereunder. This Agreement has been duly executed and delivered by Stockholder and constitutes the legal, valid and binding obligation of Stockholder in accordance with its terms.
      2. Agreement to Vote Shares; Irrevocable Proxy.
      (a) Stockholder agrees during the term of this Agreement to vote the Stockholder Shares and any New Shares (as defined in Section 6 hereof) owned of record by the Stockholder at the record date for determining stockholders of record entitled to vote upon the Merger and the Merger Agreement, and to cause any holder of record of such Shares to vote, (i) in favor of adoption and approval of the Merger Agreement at every meeting of the stockholders of the Company at which such matters are considered and at every adjournment or postponement thereof, (ii) against any action or agreement that would reasonably be expected to compete with, prevent, impede, interfere with, attempt to discourage or adversely affect the Merger or inhibit the timely consummation of the Merger, (iii) against any action or agreement that, to Stockholder’s knowledge, would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of the Company under the Merger Agreement and (iv) except for the Merger and the Merger

Agreement, against any merger, consolidation, business combination, reorganization, recapitalization, liquidation or sale or transfer of any material assets of the Company or its subsidiaries.
      (b) Stockholder hereby appoints Buyer and any designee of Buyer, and each of them individually, its proxies and attorneys-in-fact, with full power of substitution and resubstitution, to vote or act by written consent during the term of this Agreement with respect to the Stockholder Shares and any New Shares in accordance with Section 2(a) if, in the opinion of counsel reasonably acceptable to Stockholder, Stockholder has failed to discharge its obligations under Section 2(a). This proxy is given to secure the performance of the duties of Stockholder under this Agreement. Stockholder shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy. The proxy and power of attorney granted pursuant hereto by Stockholder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke any and all prior proxies granted by Stockholder in respect of the subject matter herein. The power of attorney granted by Stockholder herein is a durable power of attorney and shall survive the dissolution, bankruptcy, death or incapacity of Stockholder. The proxy and power of attorney granted hereunder shall terminate upon the termination of this Agreement.
      3. No Voting Trusts or Other Arrangements. Stockholder agrees that Stockholder will not, and will not permit any entity under Stockholder’s control to, deposit any of the Stockholder Shares in a voting trust, grant any proxies with respect to the Stockholder Shares or subject any of the Stockholder Shares to any arrangement with respect to the voting of the Stockholder Shares other than agreements entered into with Buyer.
      4. No Proxy Solicitations. Stockholder, solely in Stockholder’s capacity as a stockholder of the Company, agrees, during the term of this Agreement, that Stockholder will not, and will not permit any entity under Stockholder’s control to, (a) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Regulation 14A under the Exchange Act) in opposition to or competition with the consummation of the Merger or otherwise encourage or assist any party in taking or planning any action which would reasonably be expected to compete with, impede, interfere with or attempt to discourage the Merger or inhibit the timely consummation of the Merger in accordance with the terms of the Merger Agreement, (b) directly or indirectly encourage, initiate or cooperate in a stockholders’ vote or action by consent of the Company’s stockholders in opposition to or in competition with the consummation of the Merger, or (c) become a member of a “group” (as such term is used in Rule 13d-5 under the Exchange Act) with respect to any voting securities of the Company for the purpose of opposing or competing with the consummation of the Merger; provided, however, that nothing in this Agreement shall prevent Stockholder from taking any action or omitting to take any action solely as a member of the Board of Directors of the Company (or any committee thereof) or, at the direction of the Board of Directors of the Company (or any committee thereof), as an officer or employee of the Company or any of its subsidiaries.
      5. Transfer and Encumbrance. On or after the date hereof and during the term of this Agreement, Stockholder agrees not to transfer, sell, offer, exchange, pledge or otherwise dispose of or encumber any of the Stockholder Shares or New Shares unless such transferee agrees in writing to be bound by the terms hereof to the same extent as Stockholder.
      6. Additional Purchases. Stockholder agrees that all Shares that Stockholder purchases, acquires the right to vote or share in the voting of, or otherwise acquires beneficial ownership of after the execution of this Agreement (“New Shares”), shall be subject to the terms of this Agreement to the same extent as if they constituted Stockholder Shares.
      7. Specific Performance. Each party hereto acknowledges that it will be impossible to measure in money the damage to the other party if a party hereto fails to comply with any of the obligations imposed by this Agreement. Accordingly, each party hereto agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that the other party has an adequate remedy at law. Each party hereto agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party’s seeking or obtaining such equitable relief.

      8. No Agreement as Director, Officer or Employee. Stockholder makes no agreement or understanding in this Agreement in Stockholder’s capacity as a director, officer or employee of the Company or any of its subsidiaries, and nothing in this Agreement will limit or affect any actions or omissions taken by Stockholder in Stockholder’s capacity as a director, officer or employee including in exercising rights under the Merger Agreement, and no such actions or omissions shall be deemed a breach of this Agreement.
      9. Entire Agreement. This Agreement supersedes all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended or supplemented, and no provisions hereof may be modified or waived, except by an instrument in writing signed by all the parties hereto. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.
      10. Notices. All notices, requests, claims, demands or other communications hereunder shall be in writing and shall be deemed given when delivered personally, upon receipt of a transmission confirmation if sent by telecopy or like transmission and on the next business day when sent by Federal Express, Express Mail or other reputable overnight courier service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):
      If to Buyer:

Alteon Inc.
6 Campus Drive
Parsippany, NJ 07054
Attention: President
Facsimile No.: (908) 934-8880

With a copy to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
One Financial Center
Boston, MA 02111
Attention: William T. Whelan, Esq.
Facsimile No.: (617) 542-2241
      If to Stockholder, to the address or telecopy number set forth for Stockholder on the signature page hereof:
      With a copy to:

Torys LLP
79 Wellington Street W
Toronto, Ontario M5K 1N2
Attention: Cheryl Reicin, Esq.
Facsimile No.: (416) 865-7380
      11. Miscellaneous.
      (a) THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF. Any controversy, dispute or claim arising out of or in connection with this Agreement among the parties hereto or the breach, termination or validity hereof, shall be settled by final and binding arbitration to be conducted by an arbitration tribunal in New York, New York pursuant to the rules of the American Arbitration Association. The arbitration tribunal shall consist of three arbitrators. The party initiating arbitration shall nominate one arbitrator in the request for arbitration and the other party shall nominate a second in the answer thereto within thirty (30) days of receipt of the request. The two arbitrators so named will then jointly appoint the third arbitrator. If the answering party fails to nominate its arbitrator within the thirty (30) day period, or if the arbitrators named by the parties fail to agree on the third arbitrator within sixty (60) days, the office of the American Arbitration Association in New York, New York shall make the necessary appointments of such arbitrator(s). The arbitration tribunal shall have no power to award (i) damages inconsistent with this Agreement or (ii) punitive damages or any other damages not measured by the prevailing party’s actual damages, and the parties expressly waive their right to obtain such damages in arbitration or in any other forum. The decision or award of the arbitration tribunal (by a majority determination, or if there is no majority, then by the determination of the third arbitrator, if any) shall be final, and judgment upon such decision or award may be entered in any competent court or application may be made to any competent court for judicial acceptance of such decision or award and an order of enforcement. In the event of any procedural matter not covered by the aforesaid rules, the procedural law of the State of New York shall govern.
      (b) If any provision of this Agreement or the application of such provision to any person or circumstances shall be held invalid or unenforceable by a court of competent jurisdiction, such provision or application shall be unenforceable only to the extent of such invalidity or unenforceability and the remainder of the provision held invalid or unenforceable and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, and the remainder of this Agreement, shall not be affected.
      (c) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.
      (d) This Agreement and all proxies and powers of attorney granted or provided pursuant hereto shall terminate and Stockholder shall be released from any and all obligations set forth herein, automatically and without further action on any party hereto, upon the earliest to occur of (i) the Effective Time (as defined in the Merger Agreement), (ii) the date that is six (6) months after the date of the Merger Agreement and (iii) the date on which the Merger Agreement is terminated in the event of a termination of the Merger Agreement pursuant to Section 8.1 of the Merger Agreement.
      (e) Each party hereto shall execute and deliver such additional documents as may reasonably be necessary to effect the transactions contemplated by this Agreement.
      (f) All Section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.
      (g) The obligations of Stockholder set forth in this Agreement shall not be effective or binding upon Stockholder until after such time as the Merger Agreement is executed and delivered by the Company, Buyer, Merger Sub and Genentech, Inc., and the parties agree that there is not and has not been any other agreement, arrangement or understanding between the parties hereto with respect to the matters set forth herein.
      (h) No party to this Agreement may assign any of its right or obligations under this Agreement without the prior written consent of the other party hereto, except as set forth in Section 5 hereof, and except that Buyer may assign its rights and obligations hereunder to any of its direct or indirect wholly-owned subsidiaries (including Merger Sub). Any assignment contrary to the provisions of this Section 10(h) shall be null and void.
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      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

ALTEON INC

By: Name: Title:

No. of Shares Held Under Option:	STOCKHOLDER
No. of Shares Beneficially
Beneficially Owned:	Name: Stockholder Address:

Acknowledged and Agreed to:

HAPTOGUARD , INC.

By: President and Chief Executive Officer

ANNEX C
FORM OF HAPTOGUARD, INC.
LOCK-UP AGREEMENT
April 19, 2006
Alteon Inc.
6 Campus Drive
Parsippany, NJ 07054
Ladies and Gentlemen:
      Pursuant to the terms of the Agreement and Plan of Merger, dated as of April 19, 2006 (the “Agreement”), among Alteon Inc., a Delaware corporation (“Alteon”), Alteon Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Alteon (“Merger Sub”), HaptoGuard, Inc., a Delaware corporation (“HaptoGuard”), and Genentech, Inc., a Delaware corporation, Merger Sub will merge with and into HaptoGuard (the “Merger”), with HaptoGuard referred to herein as the “Surviving Corporation” and become a wholly-owned subsidiary of Alteon [and immediately following said Merger, the Surviving Corporation will merge with and into Alteon]. Subject to the terms and conditions of the Agreement, at the Effective Time (as defined in the Agreement), all outstanding shares of capital stock of HaptoGuard (“HaptoGuard Capital Stock”) will be converted into the right to receive shares of the common stock, par value $0.01 per share, of Alteon (the “Alteon Common Stock”), on the basis described in the Agreement.
      The undersigned has been advised that as of the date hereof it may be deemed to be an “affiliate” of HaptoGuard, as the term “affiliate” is defined for purposes of paragraphs (c) and (d) of Rule 145 of the Rules and Regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”).
      The undersigned understands that the representations, warranties and covenants set forth herein will be relied upon by Alteon, Merger Sub and HaptoGuard and their respective counsel and accountants.
      The undersigned represents and warrants to and agrees with Alteon that:

1. The undersigned has full power to execute and deliver this Lock-up Agreement and to make the representations and warranties herein and to perform its obligations hereunder.

2. The undersigned has carefully read this letter and the Agreement and discussed its requirements and other applicable limitations upon its ability to sell, transfer or otherwise dispose of Alteon Common Stock, to the extent the undersigned felt necessary, with its counsel or counsel for HaptoGuard.

3. The undersigned shall not make any sale, transfer or other disposition of Alteon Common Stock in violation of the Act or the Rules and Regulations for such time as the undersigned is an affiliate of HaptoGuard pursuant to Rule 145.

4. The undersigned has been advised that the Alteon Common Stock to be issued to the undersigned in connection with the Merger will be registered with the Commission under the Act on a “Re-Sale” Registration Statement pursuant to Rule 415 promulgated under the Act. However, the undersigned has also been advised that, since at the time the Merger was submitted for a vote of the Shareholders of HaptoGuard the undersigned may be deemed to have been an affiliate of HaptoGuard and the distribution by the undersigned of any Alteon Common Stock has not yet been registered, and is not exempt, under the Act, the undersigned may not sell, transfer or otherwise dispose of Alteon Common Stock issued to the undersigned in the Merger until such time as (i) such sale, transfer or other disposition has been registered under the Act pursuant to Section 5 below, (ii) such sale, transfer or other disposition is made in conformity with the requirements of Rule 145 promulgated by the Commission under the Act, or (iii) in the opinion of counsel reasonably acceptable to Alteon, such sale, transfer or other disposition is otherwise exempt from registration under the Act; provided, however, that transfers by partnerships made by way of a pro rata distribution to all partners pursuant to the terms of the partnership’s partnership agreement and without the receipt of consideration by the partnership (other than as contemplated by the partnership agreement of such partnership) shall not require an opinion of counsel. As set forth in Section 6.15 of the Agreement and stated above, Alteon has agreed to file with the SEC, within 45 days after the effective time of the Merger, and thereafter to use its commercially reasonable efforts to have declared effective as soon as practicable, a “Re-sale” Registration Statement pursuant to Rule 415 promulgated under the Act covering the resale by former affiliates of HaptoGuard, including the undersigned, of their shares of Alteon Common Stock issued pursuant to the Agreement.

5. Until such time as the registration statement referenced in Section 4 hereof has been declared effective by the Commission, stop transfer instructions will be given to the transfer agent of Alteon with respect to the shares of Alteon Common Stock the undersigned will receive (provided, however, that such stop transfer instructions will not preclude transfers by partnerships made by way of a pro rata distribution to all partners pursuant to the terms of the partnership’s partnership agreement and without the receipt of consideration by the partnership (other than as contemplated by the partnership agreement of such partnership)), and there will be placed on the certificate representing such stock, or any certificates delivered in substitution therefor, a legend stating in substance:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) APPLIES. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY ONLY BE TRANSFERRED IN ACCORDANCE WITH RULE 145(D) OR AN EFFECTIVE REGISTRATION STATEMENT OR EXEMPTION FROM REGISTRATION UNDER THE ACT.”

6. Unless the transfer by the undersigned of the shares of Alteon Common Stock is a sale made in conformity with the provisions of Rule 145(d), Rule 144 under the Act or made pursuant to a registration statement under the Act, Alteon reserves the right to put an appropriate legend on the certificates issued to a transferee.

7. Alteon represents and agrees that for so long and to the extent necessary to permit the undersigned to sell the shares of Alteon Common Stock pursuant to Rule 145 and, to the extent applicable, Rule 144, Alteon shall use its best efforts to file, on a timely basis, all reports and data required to be filed with the SEC by it pursuant to Section 13 of the Securities Exchange Act of 1934 (the “1934 Act”) so long as it is subject to such requirement, and otherwise use its reasonable best efforts to permit such sales pursuant to Rule 145 and Rule 144. Alteon has filed all reports required to be filed with the SEC under Section 13 of the 1934 Act during the preceding 12 months.

8. The undersigned is the beneficial owner of (i.e., has sole or shared voting or investment power with respect to) all the shares of HaptoGuard Capital Stock and options to purchase HaptoGuard Capital Stock indicated on the last page hereof (the “HaptoGuard Securities”). The undersigned is the lawful and record and beneficial owner of, and has good and marketable title to such HaptoGuard Securities, with the full power and authority to vote such HaptoGuard Securities and transfer and otherwise dispose of such HaptoGuard Securities, and any and all rights and benefits incident to the ownership thereof free and clear of all liens, restrictions or encumbrances of any nature whatsoever; and except as set forth on the last page hereof, there are no agreements or understandings between the undersigned and HaptoGuard and/or any other Stockholder or any other person with respect to the voting, sale or other disposition of such HaptoGuard Securities after such securities become Alteon Common Stock pursuant to the Merger or any other matter relating to the HaptoGuard Securities. Except for the HaptoGuard Securities, the undersigned does not beneficially own any shares of HaptoGuard Common Stock, or any other equity securities of HaptoGuard or any options, warrants or other rights to acquire any equity securities of HaptoGuard.

9. This Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

10. This Agreement shall be enforceable by, and shall inure to the benefit of and be binding upon, the parties and their respective successors and assigns. As used herein, the term “successors and assigns” shall mean, where the context so permits, heirs, executors, administrators, trustees and successor trustees and personal and other representatives.

11. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed therein (without giving effect to the conflicts of law principles thereunder). Any controversy, dispute or claim arising out of or in connection with this Agreement among the parties hereto or the breach, termination or validity hereof, shall be settled by final and binding arbitration to be conducted by an arbitration tribunal in New York, New York pursuant to the rules of the American Arbitration Association. The arbitration tribunal shall consist of three arbitrators. The party initiating arbitration shall nominate one arbitrator in the request for arbitration and the other party shall nominate a second in the answer thereto within thirty (30) days of receipt of the request. The two arbitrators so named will then jointly appoint the third arbitrator. If the answering party fails to nominate its arbitrator within the thirty (30) day period, or if the arbitrators named by the parties fail to agree on the third arbitrator within sixty (60) days, the office of the American Arbitration Association in New York, New York shall make the necessary appointments of such arbitrator(s). The arbitration tribunal shall have no power to award (i) damages inconsistent with this Agreement or (ii) punitive damages or any other damages not measured by the prevailing party’s actual damages, and the parties expressly waive their right to obtain such damages in arbitration or in any other forum. The decision or award of the arbitration tribunal (by a majority determination, or if there is no majority, then by the determination of the third arbitrator, if any) shall be final, and judgment upon such decision or award may be entered in any competent court or application may be made to any competent court for judicial acceptance of such decision or award and an order of enforcement. In the event of any procedural matter not covered by the aforesaid rules, the procedural law of the State of New York shall govern.

12. Counsel to and accountants for the parties shall be entitled to rely upon this Agreement.
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Shares beneficially owned by Affiliate:

shares of HaptoGuard Common Stock

[ shares of HaptoGuard Preferred Stock]
shares of HaptoGuard Common Stock issuable upon exercise of outstanding options and warrants

List of applicable voting agreements:

Very truly yours,

(print name of Shareholder above)

By:

Name:

Title:	(if applicable)

Accepted this day of
, 2006, by

ALTEON INC.

By:

Name:
Title:
[Signature Page to Lock-Up Agreement]

ANNEX D
CERTIFICATE OF AMENDMENT
TO THE CORRECTED
CERTIFICATE OF DESIGNATIONS
OF SERIES G PREFERRED STOCK
OF ALTEON INC.
      Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Alteon Inc., a corporation organized and existing under the laws of the State of Delaware, DOES HEREBY CERTIFY:

1. The following sections of the Corrected Certificate of Designations of Series G Preferred Stock of Alteon Inc. are amended as follows:

a. Section 5(a) is amended by deleting the phrase “at least seventy (70) days” in the first sentence thereof.

b. Section 5(c) is amended by deleting the phrase “at least seventy (70) days prior to the intended date of the conversion” in the first sentence thereof. In addition, the following sentence shall be added to Section 5(c) following the last sentence of Section 5(c): “Notwithstanding anything herein to the contrary, no Conversion Notice shall be required for any conversion of the Series G Preferred Stock if such conversion is made in accordance with that certain Agreement and Plan of Merger by and among the Corporation, Alteon Merger Sub, Inc., HaptoGuard, Inc. and Genentech, Inc. dated as of April , 2006, as such agreement may be amended from time to time (the “Merger Agreement”). Such conversion shall be deemed effective for all purposes hereof and of the Merger Agreement upon the Effective Time (as defined in the Merger Agreement).”

c. Section 5(d) is amended by adding the following:

“(C) The Board of Directors of the Corporation or any officer designated by the Board of Directors of the Corporation may waive the provisions of this Section 5(d).”

d. Section 5(e) is amended by adding the following at the end thereof:

“The Board of Directors of the Corporation or any officer designated by the Board of Directors of the Corporation may waive the provisions of this Section 5(e) for any one transaction or for any series of transactions.”

2. The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
      IN WITNESS WHEREOF, this Certificate of Amendment is made this     day of                    2006.

ALTEON INC.

By:

D-1

ANNEX E
CERTIFICATE OF AMENDMENT TO THE CORRECTED CERTIFICATE OF
DESIGNATIONS
OF SERIES H PREFERRED STOCK
OF ALTEON INC.
      Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Alteon Inc., a corporation organized and existing under the laws of the State of Delaware, DOES HEREBY CERTIFY:

1. The Corrected Certificate of Designation of Series H Preferred Stock of Alteon Inc. is hereby amended as follows:

a. Section 5(a) is amended by deleting the phrase “at least seventy (70) days prior” in the first sentence thereof.

b. Section 5(c) is amended by deleting the phrase “at least seventy (70) days prior to the intended date of conversion” in the first sentence thereof. In addition, the following sentence shall be added to Section 5(c) following the last sentence of Section 5(c): “Notwithstanding anything herein to the contrary, no Conversion Notice or notice of transfer shall be required for any conversion or transfer of the Series H Preferred Stock if such conversion or transfer is made in accordance with that certain Agreement and Plan of Merger by and among the Corporation, Alteon Merger Sub, Inc., HaptoGuard, Inc. and Genentech, Inc. dated as of April , 2006, as such agreement may be amended from time to time (the “Merger Agreement”). Such conversion or transfer shall be deemed effective for all purposes hereof and of the Merger Agreement upon the Effective Time (as defined in the Merger Agreement).”

c. Section 5(d) is amended by adding the following:

“(C) The Board of Directors of the Corporation or any officer designated by the Board of Directors of the Corporation may waive the provisions of this Section 5(d).”

d. Section 5(e) is amended by adding the following at the end thereof:

“The Board of Directors of the Corporation or any officer designated by the Board of Directors of the Corporation may waive the provisions of this Section 5(e).”

2. The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
      IN WITNESS WHEREOF, this Certificate of Amendment is made this     day of                    2006.

ALTEON INC.

By:

E-1

ANNEX F
Section 262 of the Delaware General Corporation Law
§ 262. Appraisal rights.
      (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.
      (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 257, § 258, § 263 or § 264 of this title:

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of § 251 of this title.

(2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

F-1

      (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.
      (d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to § 228 or § 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.
      (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise

F-2

entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder’s written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.
      (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.
      (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.
      (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.
      (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

F-3

      (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.
      (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.
      (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.
      (8 Del. C. 1953, § 262; 56 Del. Laws, c. 50; 56 Del. Laws, c. 186, § 24; 57 Del. Laws, c. 148, §§ 27-29; 59 Del. Laws, c. 106, § 12; 60 Del. Laws, c. 371, §§ 3-12; 63 Del. Laws, c. 25, § 14; 63 Del. Laws, c. 152, §§ 1, 2; 64 Del. Laws, c. 112, §§ 46-54; 66 Del. Laws, c. 136, §§ 30-32; 66 Del. Laws, c. 352, § 9; 67 Del. Laws, c. 376, §§ 19, 20; 68 Del. Laws, c. 337, §§ 3, 4; 69 Del. Laws, c. 61, § 10; 69 Del. Laws, c. 262, §§ 1-9; 70 Del. Laws, c. 79, § 16; 70 Del. Laws, c. 186, § 1; 70 Del. Laws, c. 299, §§ 2, 3; 70 Del. Laws, c. 349, § 22; 71 Del. Laws, c. 120, § 15; 71 Del. Laws, c. 339, §§ 49-52; 73 Del. Laws, c. 82, § 21.)

F-4

ANNEX G
HAPTOGUARD INC.
(A Development Stage Company)
FINANCIAL STATEMENTS (Unaudited)
For the three months ended March 31, 2006 and 2005, and for the Period from July 19, 2004 (Inception) to March 31, 2006, and December 31, 2005

HAPTOGUARD INC.
(A Development Stage Company)
Condensed Balance Sheets

	March 31,	December 31,
	2006	2005

	(Unaudited)	(Note 1)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$2,805	$101,090
Prepaid expenses	1,444	6,043

Total Current Assets	4,249	107,133
PROPERTY AND EQUIPMENT, Net	4,769	5,076
OTHER ASSETS	24,046	2,490

TOTAL ASSETS	$33,064	$114,699

LIABILITIES AND STOCKHOLDERS’ DEFICIENCY
CURRENT LIABILITIES:
Accounts payable and accrued expenses	$188,637	$113,411
Due to related party	54,000	54,000
Deposits for common stock purchased	—	206,618

TOTAL LIABILITIES	242,637	374,029

STOCKHOLDERS’ DEFICIENCY:
Common Stock, $0.01 par value, 100,000 shares authorized, and 10,465 and 9,669 shares issued and outstanding, as of March 31, 2006 and December 31, 2005, respectively	105	96
Additional paid-in capital	2,909,452	2,196,180
Unearned compensation	(23,845)	(30,348)
Accumulated deficit during development stage	(3,095,285)	(2,425,258)

TOTAL STOCKHOLDERS’ DEFICIENCY	(209,573)	(259,330)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIENCY	$33,064	$114,699

The accompanying notes are an integral part of these unaudited condensed financial statements.

HAPTOGUARD INC.
(A Development Stage Company)
Condensed Statements of Operations
(Unaudited)

	Three Months Ended
	March 31,		Cumulative from
			Inception (July 19,
	2006	2005	2004)

INCOME:
Interest income	$1,774	$3,006	$14,302

Total income	1,774	3,006	14,302

EXPENSES:
Research and development	(491,824)	(375,458)	2,010,406
General and administrative	(179,977)	(306,870)	1,099,181

Total expenses	(671,801)	(682,328)	3,109,587

NET LOSS	$(670,027)	$(679,322)	$3,095,285

The accompanying notes are an integral part of these unaudited condensed financial statements.

HAPTOGUARD INC.
(A Development Stage Company)
Condensed Statement of Changes in Stockholders’ Deficiency
(Unaudited)

	Common Stock		Additional			Total
			Paid-In	Unearned	Accumulated	Stockholders’
	Shares	Amount	Capital	Compensation	Deficit	Deficiency

BALANCE, December 31, 2005	9,669	$96	$2,196,180	$(30,348)	$(2,425,258)	$(259,330)
Net loss	—	—	—	—	(670,027)	(670,027)
Amortization of unearned compensation	—	—	—	6,503		6,503
Value assigned to options issued to consultants	—	—	12,900	—		12,900
Shares returned and cancelled	(500)	(5)	—	—	—	(5)
Issuance of common stock	1,282	13	692,806	—		692,820
Issuance of common stock for accounts payable and accrued expenses	14	—	7,566	—	—	7,566
Rounding	—	1	—	—	—

BALANCE, March 31, 2006	10,465	$105	$2,909,452	$(23,845)	$(3,095,285)	$(209,573)

The accompanying notes are an integral part of these unaudited condensed financial statements.

HAPTOGUARD INC.
(A Development Stage Company)
Condensed Statements of Cash Flows
(Unaudited)

	Three Months Ended
	March 31,		Cumulative
			Since Inception
	2006	2005	(July 19, 2004)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(670,027)	$(679,322)	$(3,095,285)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	307	145	1,374
Stock compensation expense	19,403	304,121	343,034
Changes in operating assets and liabilities:
Prepaid expenses	4,601	(35,805)	(1,085)
Increase in other assets	—	—	(2,490)
Increase in due to related party	—	—	54,000
Accounts payable and accrued expenses	82,785	37,378	230,608

NET CASH USED IN OPERATING ACTIVITIES	(562,931)	(373,483)	(2,469,844)

CASH FLOWS FROM INVESTING ACTIVITIES:
Other assets	( —)	(6,143)	(6,143)

Net cash used in investing activities	( —)	(6,143)	(6,143)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from sale of common stock	692,820	631,231	2,119,571
Net proceeds from deposits for common stock	(228,174)	—	359,221

NET CASH PROVIDED BY FINANCING ACTIVITIES	464,646	631,231	2,478,792

NET (DECREASE)/INCREASE IN CASH AND CASH EQUIVALENTS	(98,285)	251,605	2,805
CASH AND CASH EQUIVALENTS, beginning of period	101,090	581,573	—

CASH AND CASH EQUIVALENTS, end of period	$2,805	$833,178	$2,805

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Shares of common stock issued in payment of accrued expenses and accounts payable	$7,566	$19,451	$41,978

The accompanying notes are an integral part of these unaudited condensed financial statements.

HAPTOGUARD INC.
NOTES TO CONDENSED FINANCIAL STATEMENTS
(Unaudited)

NOTE 1 —	Basis of Presentation
      The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting of only normal recurring adjustments) considered necessary for a fair presentation have been included. Operating results for the three months ended March 31, 2006, are not necessarily indicative of the results that may be expected for the year ending December 31, 2006. For further information, refer to the financial statements and footnotes thereto included in the Company’s audited financial statements for the year ended December 31, 2005, as included within this proxy statement.
      The Company’s principal activities, to date, have been in the research and development of diagnostics and drug treatments for cardiovascular diseases. The accompanying financial statements have been prepared in accordance with Statement of Financial Accounting Standard (SFAS) No. 7, “Development Stage Enterprises.”
      The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company is currently a development stage enterprise and the Company’s continued existence is dependent upon its ability to obtain additional debt and/or equity financing. The Company has yet to generate a positive cash flow from operations, and until commercially viable products are developed and FDA approvals obtained, the Company is totally dependent upon debt and equity funding to finance the Company’s operations.
      These factors raise substantial doubt about the Company’s continued existence as a going concern. In the event that the Company is unable to obtain additional debt or equity financing, the Company may have to cease or severely curtail its operations. This would materially impact its ability to continue as a going concern. There is no assurance that, if and when FDA clearance is obtained, the Company’s products will achieve market acceptance, or that the Company will ever achieve a profitable level of operations. The accompanying financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern. See Note 6 — Subsequent Event.
NOTE 2 — Nature of Business
      HaptoGuard Inc. was organized on November 4, 2003 under the laws of the State of Delaware with operations commencing on July 19, 2004 (inception). The Company is a development stage pharmaceutical company and was formed to research, acquire and further develop a combination of diagnostic therapeutic products that can be used to treat cardiovascular complications in patients with diabetes.
      On September 28, 2004, the Company entered into an exclusive License and Supply Agreement with Oxis International Inc. The agreement provides the Company with the ability to license patented technologies related to a family of compounds to develop drugs for the treatment of cardiovascular diseases. On July 12, 2004, the Company entered into an exclusive License and Research Agreement with BioRap Technologies, Inc. The agreement provides the Company with the ability to license patented technologies to develop diagnostic techniques for cardiovascular diseases associated with diabetes.
      These purchased technologies currently have no alternative use and there can be no assurance that the Company will ever obtain FDA approval, or that the Company will have the necessary funds to continue its research efforts. Significant additional costs will be required to fund clinical trials and seek the Food and Drug Administration (“FDA”) approval in order to commercially market any products.

HAPTOGUARD INC.
NOTES TO CONDENSED FINANCIAL STATEMENTS — (Continued)
(Unaudited)
      In the three months ended March 31, 2006, Dr. Berkowitz and the Noah Berkowitz Family Trust returned 500 shares of common stock to the Company and 1,282 shares of common stock were issued for $692,806 and 14 shares valued at $7,565 were issued for services rendered.
      On April 19th, 2006, the Company entered a definitive Merger Agreement in which Alteon acquired HaptoGuard Inc. for an aggregate purchase price of $8,800,000.

NOTE 3 —	Summary of Selected Significant Accounting Policies
      In December 2004, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 123 (revised 2004), “Share-Based Payment” (“SFAS 123R”), which replaces “Accounting for Stock-Based Compensation,” (“SFAS 123”) and supersedes Accounting Principles Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees.” SFAS 123R requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values effective for the Company January 1, 2006. Under SFAS 123R, the pro forma disclosures previously permitted under SFAS 123 are no longer an alternative to financial statement recognition.
      The Company accounts for employee stock-based compensation, awards issued to non-employee directors, and stock options issued to consultants and contractors in accordance with SFAS 123R and Emerging Issues Task Force Issue No. 96-18, “Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring or in Conjunction with Selling Goods or Services.”
      The Company has adopted the new standard, SFAS 123R, effective January 1, 2006 and has selected the Black-Scholes method of valuation for share-based compensation. The Company has adopted the modified prospective transition method which requires that compensation cost be recorded, as earned, for all unvested stock options and restricted stock outstanding at the beginning of the first quarter of adoption of SFAS 123R, and that such costs be recognized over the remaining service period after the adoption date based on the options’ original estimate of fair value.
      There were no options that were issued in the three months ended March 31, 2006, resulting in the Company not being required to recognize aggregate compensation expense under SFAS 123R for the three months ended March 31, 2006.
      Prior to adoption of SFAS 123R, the Company applied the intrinsic-value method under APB Opinion No. 25, “Accounting for Stock Issued to Employees,” and related interpretations, under which no compensation cost (excluding those options granted below fair market value) had been recognized. SFAS 123 established accounting and disclosure requirements using a fair-value based method of accounting for stock-based employee compensation plans. As permitted by SFAS 123, the Company elected to continue to apply the intrinsic-value based method of accounting described above, and adopted only the disclosure requirements of SFAS 123, as amended.
      The following table summarizes relevant information as to reported results under the Company’s intrinsic value method of accounting for stock awards, with supplemental information as if the fair value recognition provisions of FAS 123 had been applied for the following year ended March 31, 2005 as follows:

Three Months Ended
March 31, 2005

Net loss, as reported	$(679,322)
Less: Total stock-based employee and director compensation expense determined under fair value method	(3,415)

Pro forma net loss	$(682,737)

HAPTOGUARD INC.
NOTES TO CONDENSED FINANCIAL STATEMENTS — (Continued)
(Unaudited)

NOTE 4 —	Related Party Transactions
      Consulting fees for the services of the Company’s Chief Executive Officer is paid to HealthQualitySolutions.com Inc. The Company has a one-year consulting agreement with HealthQualitySolution.com Inc. where the Company will pay $15,000 per month which terminates on July 1, 2006. The Chief Executive Officer owns 95% of HealthQualitySolutions.com Inc. On March 31, 2006, the Company had a payable due to HealthQualitySolutions.com Inc. of $54,000. During the three months ended March 31, 2006 and March 31, 2005, $45,000 was charged to operating expenses in both periods for these consulting fees.

NOTE 5 —	Stockholders’ Deficiency
      In January 2006, the Company issued 1,296 shares of common stock. Of these shares, 1,282 were issued for gross proceeds of $692,818 and 14 shares were issued as payment for services rendered in 2005 valued at $7,566.
      The Company has a long-term incentive plan, the 2005 Employee, Director and Consultant Stock Plan, (the “2005 Plan”). The 2005 Plan was approved, and it is administered, by the Company’s Board of Directors. The 2005 Plan provides for the issuance of incentive stock options (“ISO”), non-qualified options, and stock grants up to a maximum of 1,518 shares of common stock. The options have a term of ten years, except for options granted to owners of more than 10% of all classes of the Company’s common stock, which have a maximum term of five years. The options under the 2005 Plan shall vest pursuant to the terms of the individual option agreement.
      During the period ended March 31, 2006 no options were granted. For the year ended December 31, 2005, under the 2005 Plan, the Company awarded stock options to purchase 800 shares of common stock, of which 200 were to an employee of the Company, 300 were to the Company’s Board of Directors, and 300 were issued to consultants. All options granted have an exercise price of $572.08. 200 options are exercisable for a five-year period after the date of grant. 600 vest ratably over a three-year period and expire ten years after the date of grant. For the year ended December 31, 2005, the Company recognized $129,534 of expense related to the issuance of the options. A summary of the activity under stock option plan is as follows:

			Weighted
		Weighted	Average
		Average	Remaining	Weighted
		Grant Date	Contractual life	Average
	2005	Fair Value	(yrs)	Exercise Price

Granted	800	$318.42	9.00	$572.08
Exercised	—	—	—	—

Outstanding at March 31, 2006	800	$318.42	9.00	$572.08

Exercisable at March 31, 2006	366	$417.16	9.17	$572.08

HAPTOGUARD INC.
NOTES TO CONDENSED FINANCIAL STATEMENTS — (Continued)
(Unaudited)
      During the period ended March 31, 2006 no warrants were granted. During the year ended December 31, 2005, the Company issued warrants to purchase 509 shares of common stock outside the 2005 plan.

			Weighted
		Weighted	Average
		Average	Remaining	Weighted
		Grant Date	Contractual life	Average
	Number	Fair Value	(yrs)	Exercise Price

Granted	509	$381.33	1.5	$572.08
Exercised	—	—	—	—

Outstanding at March 31, 2006	509	$381.33	1.5	$572.08

Exercisable at March 31, 2006	509	$381.33	1.5	$572.08

NOTE 6 —	Subsequent Events
      On April 4, 2006, the Company signed a consulting agreement to provide consulting services to Alteon Inc. for the clinical development of alagebrium and advancement of other intellectual property assets of Alteon. The Company signed a definitive merger agreement to be acquired by Alteon Inc. on April 19, 2006.

HAPTOGUARD INC.
(A Development Stage Company)
FINANCIAL STATEMENTS
For the Year Ended December 31, 2005, the Period from
July 19, 2004 (Inception) to December 31, 2004, and the Period from
July 19, 2004 (Inception) to December 31, 2005

HAPTOGUARD, INC.
(A Development Stage Company)
CONTENTS

Page

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	G-12

FINANCIAL STATEMENTS

Balance Sheets	G-13
Statements of Operations	G-14
Statement of Changes in Stockholders’ Equity (Deficiency)	G-15
Statements of Cash Flows	G-16

NOTES TO FINANCIAL STATEMENTS	G-17 to G-23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholders
HaptoGuard Inc.
      We have audited the accompanying balance sheets of HaptoGuard Inc. (a development stage company) (the “Company”) as of December 31, 2005 and 2004, and the related statements of operations, changes in stockholders’ equity (deficiency) and cash flows for the year ended December 31, 2005, for the period from July 19, 2004 (inception) to December 31, 2004 and for the period from July 19, 2004 (inception) to December 31, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. We also conducted our audit as of and for the year ended December 31, 2005, for the period July 19, 2004 (inception) to December 31, 2004, and for the period from July 19, 2004 (inception) to December 31, 2005 in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HaptoGuard Inc. as of December 31, 2005 and 2004, and the results of its operations, and its cash flows for the year ended December 31, 2005, for the period from July 19, 2004 (inception) to December 31, 2004, and for the period from July 19, 2004 (inception) to December 31, 2005 in conformity with accounting principles generally accepted in the United States of America. The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has incurred a deficit accumulated during the development stage of $2,425,528 and cash flows used in operating activities of $1,906,913 during the development stage. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans regarding those matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

March 20, 2006
New York, New York

HaptoGuard Inc.
(A Development Stage Company)
Balance Sheets

	December 31,

	2005	2004

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$101,090	$581,573
Prepaid expenses	6,043	4,357

Total Current Assets	107,133	585,930
PROPERTY AND EQUIPMENT, Net	5,076	—
OTHER ASSETS	2,490	1,395

TOTAL ASSETS	$114,699	$587,325

LIABILITIES AND STOCKHOLDERS’ (DEFICIENCY) EQUITY
CURRENT LIABILITIES
Accrued expenses and accounts payable	$113,411	$151,273
Due to related party	54,000	15,000
Deposits for common stock purchased	206,618	380,777

TOTAL LIABILITIES	374,029	547,050

STOCKHOLDERS’ (DEFICIENCY) EQUITY
Common stock, $.01 par value; 100,000 shares authorized; issued and outstanding — 9,669 and 7,866 shares, respectively	96	78
Additional paid-in capital	2,196,180	810,760
Unearned compensation	(30,348)	—
Deficit accumulated during development state	(2,425,258)	(770,563)

TOTAL STOCKHOLDERS’ (DEFICIENCY) EQUITY	(259,330)	40,275

TOTAL LIABILITIES AND STOCKHOLDERS’ (DEFICIENCY) EQUITY	$114,699	$587,325

The accompanying notes are an integral part of these financial statements.

Haptoguard Inc.
(A Development Stage Company)
Statements of Operations

		For the	For the
		Period from	Period from
	For the Year	July 19, 2004	July 19, 2004
	Ended	(Inception) to	(Inception) to
	December 31,	December 31,	December 31,
	2005	2004	2005

OPERATING INCOME (EXPENSES)
Research and development expenses	$(915,409)	$(603,173)	$(1,518,582)
General and administrative expenses	(749,171)	(170,033)	(919,204)
Interest income	9,885	2,643	12,528

NET LOSS	$(1,654,695)	$(770,563)	$2,425,258)

The accompanying notes are an integral part of these financial statements.

Haptoguard Inc.
(A Development Stage Company)
Statements of Changes in Stockholders’ Equity (Deficiency)
For the Period From July 19, 2004 (Inception) to December 31, 2005

					Deficit
					Accumulated	Total
	Common Stock		Additional		During	Stockholders’
			Paid-In	Unearned	Development	Equity
	Shares	Amount	Capital	Compensation	Stage	(Deficiency)

BALANCE — July 19, 2004 (Inception)	—	$—	$—	$—	$—	$—
Issuance of common stock for cash at $0.01 per share	5,000	50	—	—	—	50
Issuance of common stock for cash at $0.30 per share	1,024	10	297	—	—	307
Issuance of common stock for cash at $440.00 per share	1,808	18	795,502	—	—	795,520
Issuance of common stock in payment of accrued expenses and accounts payable at $440.00 per share	34	—	14,961	—	—	14,961
Net loss	—	—	—	—	(770,563)	(770,563)

BALANCE — December 31, 2004	7,866	78	810,760	—	(770,563)	40,275
Issuance of common stock for cash at $572.08 per share	1,769	18	1,011,990	—	—	1,012,008
Issuance of common stock in payment of accrued expenses and accounts payable at $572.08 per share	34	—	19,451	—	—	19,451
Value assigned to options issued to consultants	—	—	159,882	(54,192)	—	105,690
Amortization of unearned compensation	—	—	—	23,844	—	23,844
Value assigned to warrants issued to consultant	—	—	194,097	—	—	194,097
Net loss	—	—	—	—	$(1,654,695)	$(1,654,695)

BALANCE — December 31, 2005	9,669	$96	$2,196,180	$(30,348)	$(2,425,258)	$(259,330)

The accompanying notes are an integral part of these financial statements.

HaptoGuard Inc.
(A Development Stage Company)
Statements of Cash Flows

		For the	For the
		Period from	Period from
	For the Year	July 19, 2004	July 19, 2004
	Ended	(Inception) to	(Inception) to
	December 31,	December 31,	December 31,
	2005	2004	2005

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(1,654,695)	$(770,563)	$(2,425,258)

Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	1,067	—	1,067
Stock based compensation	323,631	—	323,631
Changes in operating assets and liabilities:
Increase in prepaid expenses	(1,686)	(4,000)	(5,686)
Increase in other assets	(1,095)	(1,395)	(2,490)
Increase in due to related party	39,000	15,000	54,000
(Decrease) increase in accrued expenses and accounts payable	(18,411)	166,234	147,823

TOTAL ADJUSTMENTS	342,506	175,839	518,345

NET CASH USED IN OPERATING ACTIVITIES	(1,312,189)	(594,724)	(1,906,913)

CASH USED IN INVESTING ACTIVITIES
Purchases of property and equipment	(6,143)	—	(6,143)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from the sale of common stock	631,231	795,520	1,426,751
Proceeds from deposits for common stock purchased	206,618	380,777	587,395

NET CASH PROVIDED BY FINANCING ACTIVITIES	837,849	1,176,297	2,014,146

(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(480,483)	581,573	101,090
CASH AND CASH EQUIVALENTS — Beginning	581,573	—	—

CASH AND CASH EQUIVALENTS — Ending	$101,090	$581,573	$101,090

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the periods for:
Interest	$—	$—	$—
Taxes	$—	$—	$—
Shares of common stock issued in payment of accrued expenses and accounts payable	$19,451	$14,961	$34,412
The accompanying notes are an integral part of these financial statements.

HAPTOGUARD INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS (Audited)
NOTE 1 — Nature of Business
      HaptoGuard Inc. was organized on November 4, 2003 under the laws of the State of Delaware with operations commencing on July 19, 2004 (inception). The Company is a development stage pharmaceutical company and was formed to research, acquire and further develop a combination of diagnostic therapeutic products that can be used to treat cardiovascular complications in patients with diabetes.
      On September 28, 2004, the Company entered into an exclusive License and Supply Agreement with Oxis International Inc. The agreement provides the Company with the ability to license patented technologies related to a family of compounds to develop drugs for the treatment of cardiovascular diseases. On July 12, 2004, the Company entered into an exclusive License and Research Agreement with BioRap Technologies, Inc. The agreement provides the Company with the ability to license patented technologies to develop diagnostic techniques for cardiovascular diseases associated with diabetes.
      These purchased technologies currently have no alternative use and there can be no assurance that the Company will ever obtain FDA approval, or that the Company will have the necessary funds to continue its research efforts. Significant additional costs will be required to fund clinical trials and seek the Food and Drug Administration (“FDA”) approval in order to commercially market any products.
      In January 2006, the Company issued shares of common stock, and is in negotiations to be acquired by another company as discussed in Note 8.
NOTE 2 — Basis of Presentation
      The Company’s principal activities, to date, have been in the research and development of diagnostics and drug treatments for cardiovascular diseases. The accompanying financial statements have been prepared in accordance with Statement of Financial Accounting Standard (SFAS) No. 7, “Development Stage Enterprises.”
      The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company is currently a development stage enterprise and the Company’s continued existence is dependent upon its ability to obtain additional debt and/or equity financing. The Company has yet to generate a positive cash flow from operations, and until commercially viable products are developed and FDA approvals obtained, the Company is totally dependent upon debt and equity funding to finance the Company’s operations.
      These factors raise substantial doubt about the Company’s continued existence as a going concern. In the event that the Company is unable to obtain additional debt or equity financing, the Company may have to cease or severely curtail its operations. This would materially impact its ability to continue as a going concern. There is no assurance that, if and when FDA clearance is obtained, the Company’s products will achieve market acceptance, or that the Company will ever achieve a profitable level of operations. The accompanying financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.
NOTE 3 — Summary of Significant Accounting Policies
     Cash and Cash Equivalents
      The Company considers all highly liquid short-term investments with original maturities of three months or less to be cash equivalents. Cash and cash equivalents consist of cash and money market instruments on deposit with a financial institution. At times, such cash balances may be in excess of federally insured limits.

HAPTOGUARD INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS — (Continued)
     Property and Equipment
      Property and equipment are stated at cost. Maintenance and repairs are charged to expense as incurred; costs of major additions and betterments are capitalized. When property and equipment is sold or otherwise disposed of, the cost and related accumulated depreciation are eliminated from the accounts and any resulting gain or loss is reflected in income.
     Depreciation Expense
      Depreciation is provided for using the straight-line method over the estimated useful lives of the related assets.
     Research and Development Expenses
      In accordance with Statement of Financial Accounting Standard (SFAS) No. 2, “Research and Development Expenses”, such costs are expensed as incurred. Research and development expenses consist of outside services for research and development activities associated with product development. During 2004, the Company entered into two license arrangements (Note 1) to purchase the exclusive patent rights to certain technology for developing diagnosis and treatment of cardiovascular diseases. The Company, upon entering into these agreements, paid $500,000 for the use of these rights. The terms of the licenses extend through the expiration dates of the various underlying patents, with certain exceptions and diligence milestones, as defined in the respective agreements. The patents contain expiration dates which extend through March 2023. In November 2005, the Company was notified by Oxis International Inc. that it risked forfeiting its rights to the licensed technology as a result of the Company not initiating a clinical trial by the date set forth in the Licensing Agreement.
      In December 2005, the Company paid Oxis International Inc. $100,000 as stipulated in the Licensing Agreement to extend the deadline of its diligence milestones by six months.
      In accordance with SFAS No. 2, the cost to purchase these research and development rights are required to be charged as an expense since there is currently no alternative future use for this technology and, therefore, no separate economic value.
     Reclassifications
      Certain amounts in the financial statements for the prior period have been reclassified to be in conformity with the current year presentation. The reclassifications had no effect on the previously reported net loss.
     Income Taxes
      The Company accounts for income taxes under Statement of Financial Accounting Standard (SFAS) No. 109, “Accounting for Income Taxes”. SFAS No. 109 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and tax basis of assets and liabilities, and for the expected future tax benefit to be derived primarily from tax loss carry forwards. As of December 31, 2005, the Company has approximately $2,400,000 of federal net operating losses available to offset future taxable income, which, if not utilized, will begin to expire in 2024. The Company has recorded a full valuation allowance against its deferred tax assets since management believes that based upon current available objective evidence it is more likely than not that the deferred tax asset will

HAPTOGUARD INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS — (Continued)
not be realized The Company’s effective tax rate differs from the federal statutory rate as a result of the change in the valuation allowance:

The change in the valuation allowance for deferred tax assets are summarized as follows:

		Period from
		July 19, 2004
	Year Ended	(Inception) to
	December 31,	December 31,
	2005	2004

Beginning balance	$308,000	$—
Change in allowance	662,000	308,000

Ending balance	$970,000	$308,000

      As of December 31, 2005 and 2004, the Company has net operating loss carryforwards of $2,400,000 and $700,000, respectively, available to offset future taxable income. These carryforwards will expire at various dates through 2025. Internal Revenue Code Section 382 rules limit the utilization of net operating losses upon a change of control of a company. The Company has not performed an evaluation whether a change of control has taken place and as such, utilization of its net operating losses may be subject to substantial limitation in future periods.
      No provision for income taxes has been recorded in the financial statements as a result of such operating losses as for the year ended December 31, 2005 and the period from July 19, 2004 (inception) to December 31, 2004.
     Management Estimates
      The preparation of financial statements are in conformity with accounting principles generally accepted in the United States and requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
     Fair Value of Financial Instruments
      The recorded amounts of cash and cash equivalents, accounts payable, accrued expenses and deposits for common stock purchases as presented in the financial statements approximate fair value because of the short-term nature of these instruments.
     Stock-Based Compensation
      As permitted by FASB Statement No. 123, “Accounting for Stock-Based Compensation” (“FAS 123”), which establishes a fair value based method of accounting for equity-based compensation plans, the Company has elected to follow Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” (“APB 25”), for recognizing equity-based compensation expense for financial statement purposes. Under APB 25, no compensation expense is recognized at the time of option grant if the exercise price of the employee stock option is fixed and equal or exceeds the fair value of the underlying common stock on the date of grant and the number of shares to be issued pursuant to the exercise of such options are known and fixed at the grant date.
      The Company accounts for equity instruments issued to non-employees in accordance with the provisions of FAS 123 and the Emerging Issues Task Force in Issue No. 96-18, Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or In Conjunction with Selling, Goods or Services which

HAPTOGUARD INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS — (Continued)
require that such equity instruments are recorded at their fair value on the measurement date, which is typically the date the services are performed.
      In December 2002, the FASB issued Statement No. 148, Accounting for Stock-Based Compensation-Transaction and Disclosure (“FAS 148”). This standard amends the disclosure requirements of FAS 123 for fiscal years ending after December 15, 2002 to require prominent disclosure in both annual and interim financial statements about the method used and the impact on reported results. The Company follows the disclosure-only provisions of FAS 123 which requires disclosure of the pro forma effects on net income (loss) as if the fair value method of accounting prescribed by FAS 123 had been adopted, as well as certain other information.
      Option valuation models require the input of highly subjective assumptions including the expected life of the option. Because the Company’s employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management’s opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.
      The following table summarizes relevant information as to reported results under the Company’s intrinsic value method of accounting for stock awards, with supplemental information as if the fair value recognition provisions of FAS 123 had been applied for the following year ended December 31, 2005 as follows:

		For the Period	For the Period
		From	From
	For the Year	July 19, 2004	July 19, 2004
	Ended	(Inception) to	(Inception) to
	December 31,	December 31,	December 31,
	2005	2004	2005

Net loss	$(1,654,695)	$(770,563)	$(2,425,258)
Add: total stock based compensation, as reported	—	—	—
Deduct: total stock based compensation determined under fair value based method for all awards	(23,145)	—	(23,145)

Pro Forma Net Loss	$(1,677,840)	$(770,563)	$(2,448,403)

     Stock-Based Compensation
      The fair value of options issued for the year ended December 31, 2005 was estimated at the date of grant using the Black-Scholes option-pricing using the following weighted-average assumptions.

Risk-free rate	4.02 – 4.15%
Annual rate of dividends	—
Volatility range	0 – 117%
Average life	10 years
     Recently Issued Accounting Standards
      In January 2003, Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 46, “Consolidation of Variable Interest Entities” (“FIN 46”). This interpretation of Accounting Research Bulletin No. 51, “Consolidated Financial Statements”, provides guidance for identifying a controlling interest in a variable interest entity (“VIE”) established by means other than voting interest. FIN 46 also required consolidation of a VIE by an enterprise that holds such controlling interest. In December 2003, the FASB completed its deliberations regarding the proposed modifications to FIN No., 46 and issued Interpretation Number 46R, “Consolidation of Variable Interest Entities — an Interpretation of ARB 51”

HAPTOGUARD INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS — (Continued)
(“FIN No. 46R”). The decisions reached included a deferral of the effective date and provisions for additional scope exceptions for certain types of variable interests. Application of FIN No. 46R is required in financial statements of public entities that have interests in VIEs, or potential VIEs, commonly referred to as special-purpose entities for periods ending after December 15, 2003. Application by public small business issuers’ entities is required in all interim and annual financial statements for periods ending after December 15, 2004. The adoption of this pronouncement did not have a material effect on the Company’s financial statements.
      In December 2004, the FASB issued Statement of Financial Accounting Standard (“SFAS”) No. 123R, “Share Based Payment”. This statement is a revision of SFAS Statement No. 123, “Accounting for Stock-Based Compensation” and supersedes APB Opinion No. 25, “Accounting for Stock Issued to Employees”, and its related implementation guidance. SFAS 123R addresses all forms of share based payment (“SBP”) awards including shares issued under employee stock purchase plans, stock options, restricted stock and stock appreciation rights. Under SFAS 123R, SBP awards result in a cost that will be measured at fair value on the awards’ grant date, based on the estimated number of awards that are expected to vest.
      This statement is effective for public entities that file as small business issuers — as of the beginning of the first interim or annual reporting period that begins after December 15, 2005. The adoption of this pronouncement is not expected to have a material effect on the Company’s financial statements.
      In December 2004, the FASB issued Statement of Financial Accounting Standard (“SFAS”) No. 153, “Exchanges of Nonmonetary Assets”. This Statement amends Opinion 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of this Statement are effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. Earlier application is permitted for nonmonetary asset exchanges occurring in fiscal periods beginning after December 16, 2004. The provisions of this Statement should be applied prospectively. The adoption of this pronouncement is not expected to have a material effect on the Company’s financial statements.
      Emerging Issue Task Force (EITF) Issue 04-8, “The Effect of Contingently Convertible Instruments on Diluted Earnings per Share.” The EITF reached a consensus that contingently convertible instruments, such as contingently convertible debt, contingently convertible preferred stock, and other such securities, should be included in diluted earnings per share (if dilutive) regardless of whether the market price trigger has been met. The consensus is effective for reporting periods ending after December 15, 2004. The adoption of this pronouncement did not have a material effect on the Company’s financial statements.
      In June 2005, the FASB issued SFAS No. 154, “Accounting Changes and Errors Corrections, a replacement of APB Opinion No. 20 and SFAS No. 3.” This statement applies to all voluntary changes in accounting principle, and changes the requirements for accounting for and reporting of a change in accounting principle. SFAS No. 154 requires retrospective application to prior periods’ financial statements of a voluntary change in accounting principle unless it is impractical. APB opinion No. 20 previously required that most voluntary changes in accounting principle to be recognized by including in net income of the period of the change the cumulative effect of changing to the new accounting principle. SFAS No. 154 improves the financial reporting because its requirements enhance the consistency of the financial reporting between periods. The adoption of this pronouncement did not have a material effect on the Company’s financial statements.

HAPTOGUARD INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS — (Continued)
NOTE 4 — Property and Equipment
      Property and Equipment consist of the following at December 31, 2005:

		Estimated
	Amount	Useful Life

Computer Equipment	$6,143	5 years
Less: accumulated depreciation	(1,067)

Property and Equipment, Net	$5,076

      For the year ending December 31, 2005, depreciation expense was $1,067.
NOTE 5 — Related Party Transactions
      Consulting fees for the services of the Company’s Chief Executive Officer is paid to Health QualitySolutions.com. Inc. The Company has a one-year consulting agreement with HealthQualitySolution.com, Inc. where the Company will pay $15,000 per month which terminates on July 1, 2006. The Chief Executive Officer owns 95% of HealthQuality Solutions.com. Inc. On December 31, 2005 and 2004, the Company had a payable due to Health Quality Solutions.com of $54,000 and $15,000, respectively. During the year ended December 31, 2005, for the period from July 19, 2004 (inception) to December 31, 2004, and for the period from July 19, 2004 (inception) to December 31, 2005, $180,000, $75,000 and $255,000 were charged to operating expenses, respectively, for these consulting fees.
NOTE 6 — Commitments and Contingencies
     Operating Lease Arrangements
      Currently, the Company leases office space in Saddle Brook, New Jersey. The lease for this facility expires in June 2006. The current monthly rent is $1,357.
     Technology License Agreements
      Under the license agreements discussed in Note 1, the Company paid $500,000 for the use of these rights upon the execution of these agreements. The Company is also obligated to pay $40,000 annually for research and development costs. The Company may be responsible to make future payments totaling approximately $7,800,000, based on achieving certain technological milestones, and to pay royalties based on sales of commercially developed products.
NOTE 7 — Stockholders’ Equity (Deficiency)
      During the year ended December 31, 2004, the Company sold 7,938 shares of common stock for gross proceeds of $795,878.
      During the year ended December 31, 2004, the Company issued 34 shares of common stock in payment of accrued expenses and accounts payable of $14,960.
      During the year ended December 31, 2005, the Company sold 1,769 shares of common stock for gross proceeds of $1,012,008.
      During the year ended December 31, 2005, the Company issued 34 shares of common stock in payment of accrued expenses and accounts payable of $19,451.

HAPTOGUARD INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS — (Continued)
      The Company has a long-term incentive plan, the 2005 Employee, Director and Consultant Stock Plan, (the “2005 Plan”). The 2005 Plan was approved, and it is administered, by the Company’s Board of Directors. The 2005 Plan provides for the issuance of incentive stock options (“ISO”), non-qualified options, and stock grants up to a maximum of 1,518 shares of common stock. The options have a term of ten years, except for options granted to owners of more than 10% of all classes of the Company’s common stock, which have a maximum term of five years. The options under the 2005 Plan shall vest pursuant to the terms of the individual option agreement.
      For the year ended December 31, 2005, under the 2005 Plan, the Company awarded stock options to purchase 800 shares of common stock, of which 200 were to an employee of the Company, 300 were to the Company’s Board of Directors, and 300 were issued to consultants. All options granted have an exercise price of $572.08. 200 options are exercisable for a five-year period after the date of grant. 600 vest ratably over a three-year period and expire ten years after the date of grant. For the year ended December 31, 2005, the Company recognized $129,534 of expense related to the issuance of the options. A summary of the activity under stock option plan is as follows:

		Weighted	Weighted
		Average	Average	Weighted
		Grant Date	Remaining	Average
	2005	Fair Value	Contractual Life	Exercise Price

Granted	800	$318.42	9.25	$572.08
Exercised	—	—	—	—

Outstanding at December 31, 2005	800	$318.42	9.25	$572.08

Exercisable at December 31, 2005	366	$417.16	9.42	$572.08

      During the year ended December 31, 2005, the Company issued warrants to purchase 509 shares of common stock outside the 2005 Plan.

		Weighted	Weighted
		Average	Average	Weighted
		Grant Date	Remaining	Average
	2005	Fair Value	Contractual Life	Exercise Price

Granted	509	$381.33	1.74	$572.08
Exercised	—	—	—	—

Outstanding at December 31, 2005	509	$381.33	1.74	$572.08

Exercisable at December 31, 2005	509	$381.33	1.74	$572.08

NOTE 8 — Subsequent Events
     Common Stock Issuances
      In January 2006, the Company issued 1,296 shares of common stock. Of these shares, 1,282 were issued for gross proceeds of $692,818 and 14 shares were issued as payment for services rendered in 2005 valued at $7,566.
     Sale of Company
      The Company is in negotiations to be acquired by a publicly traded company in the pharmaceutical industry. There can be no assurances that this acquisition will be consummated or that following consummation, the new company will have adequate financing for ongoing operations.

ANNEX H
REVOCABLE PROXY
ALTEON INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
THE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS
     The undersigned hereby constitutes and appoints Kenneth I. Moch his or her true and lawful agent and proxy to represent and to vote on behalf of the undersigned all of the shares of Alteon Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at The Hanover Marriott, 1401 Route 10 East, Whippany, New Jersey 07981 at 10:00 A.M., local time, on Wednesday, July 19, 2006, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of 2006 Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSALS 1, 2, 3, 4, 6, 7 AND 8, WITH RESPECT TO SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF, IN THE DISCRETION OF THE PERSON NAMED BELOW AS PROXY HOLDER.
(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

H-1

ANNUAL MEETING OF STOCKHOLDERS OF
ALTEON INC.
JULY 19, 2006
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
ê Please detach along perforated line and mail in the envelope provided.ê
■
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 1, 2, 3, 4, 6, 7 AND 8.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
5.
To elect two directors to hold office until the completion of the merger or, in the event the merger is not completed, until the 2009 Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

NOMINEES:
☐	FOR ALL NOMINEES	¡	David K. McCurdy
		¡	Mark Novitch, M.D.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL NOMINEES EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL NOMINEES EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
1.
To approve the merger, the Agreement and Plan of Merger, dated as of April 19, 2006, by and among Alteon Inc., HaptoGuard, Inc., Alteon Merger Sub, Inc., and Genentech, Inc., and the issuance of shares, transfer and conversion of shares contemplated thereby, as described in the attached Proxy Statement;
		☐	☐	☐

2.	To consider and vote upon an adjournment of the annual meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1;	☐	☐	☐

3.
To consider and vote upon a proposal to amend Alteon’s Certificate of Designation of Series G Preferred Stock, as described in the attached Proxy Statement, in order to, among other things, change the written notice requirements to Alteon for conversion of the preferred stock in order to allow for the conversion pursuant to the merger agreement;
		☐	☐	☐

4.
To consider and vote upon a proposal to amend Alteon’s Certificate of Designation of Series H Preferred Stock, as described in the attached Proxy Statement, in order to, among other related technical changes, change the written notice requirements to Alteon for conversion of the preferred stock in order to allow for the conversion pursuant to the merger agreement;
		☐	☐	☐

6.
To consider and vote upon a proposal to amend Atleon’s 2005 Stock Plan, as described in the attached Proxy Statement, in order to reserve an addition 5,000,000 shares of common stock for issuance thereunder;
		☐	☐	☐

7.	To ratify the appointment of J.H. Cohn LLP as the independent registered public accounting firm of Alteon for the fiscal year ending December 31, 2006; and	☐	☐	☐

8.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

	PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE MEETING.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

■	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■

H-2